                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        AMERICAN RESOURCES OFFSHORE, INC.
                (Name of Registrant as Specified In Its Charter)

                -------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                          --------------

         2)       Aggregate number of securities to which transaction
                  applies:
                          --------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

         4)       Proposed maximum aggregate value of transaction:
                  $
                   --------------

         5)       Total fee paid

[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                                         -----------------

         2)       Form, Schedule or Registration Statement No.:
                                                               ----------------

         3)       Filing Party:
                               ----------------

         4)       Date Filed:
                             -----------------

                 [AMERICAN RESOURCES OFFSHORE, INC. LETTERHEAD]


                                November 4, 1999


Dear Stockholder:

As two of the larger stockholders of our company, we certainly share in your disappointment with the financial condition in which we find ourselves and the declining price of our stock. We have been challenged by the obstacles placed in our path which would have been difficult, if not impossible, for anyone to overcome. The declining oil and gas prices last year and this spring, coupled with the decline in production from our most prolific wells, the lack of a strong debt and equity market, and unsuccessful drilling efforts, all contributed to our uncertain financial condition and, ultimately, resulted in our being declared in default under our loans with both our primary lender and TECO Oil & Gas, Inc. Additionally, our common stock was de-listed from the NASDAQ SmallCap Stock Market because it could not maintain a price level of more than $1 per share.

For many companies in similar circumstances, the easy path would be to declare bankruptcy. However, we truly believe that to do so would jeopardize your investment in this company and allow our creditors to dictate our future. Therefore, we chose a considerably more difficult path which we feel offers us a better opportunity to preserve stockholder equity. We have devised a plan designed to restructure our debt, reduce general and administrative expenses, implement a more deliberate exploration and development program, dispose of our Appalachian oil and gas properties, operations and subsidiary and locate a long-term partner and investor. So far, we have accomplished the following for you:

         o We entered into an agreement with our primary lender, Den norske Bank, ASA, that will allow us to pay approximately $39.5 million for a full release of our loan which has a principal balance of approximately $64.0 million;

         o We entered into an agreement with the assignee of TECO Oil and Gas, Inc. which will enable us to pay approximately $990,000 for a full release of our loan which has a principal balance of $18.5 million;

         o We entered into agreements with our trade creditors under which we have paid or will pay liabilities of approximately $20 million for amounts significantly less than face value;

November 4, 1999
Page 2.


         o We sold our Appalachian oil and gas properties, operations and the capital stock of our subsidiary to third parties, which was an integral step in our restructuring plan because it provided us with a portion of the funds needed to pay our loan to Den norske Bank, ASA, and obtain our release from certain corporate guaranties while also allowing us to substantially reduce our general and administrative expenses;

         o We decreased our staff and eliminated office space in Louisiana, further reducing our general and administrative expenses; and

         o We entered into agreements with Blue Dolphin Exploration and Fidelity Oil Holdings which will provide us with the ability to eliminate a large portion of our debt and give us an opportunity to develop our properties.

While our journey to this point has been tenuous, we believe the proposals discussed in our Proxy Statement will accomplish the goals we have set; and we hope you will support our efforts to restructure our company by approving them.

                                          Very truly yours,




Douglas L. Hawthorne                      Rick G. Avare
Chairman of the Board                     President and Chief Executive Officer

                        AMERICAN RESOURCES OFFSHORE, INC.
                     3141 BEAUMONT CENTRE CIRCLE, SUITE 203
                            LEXINGTON, KENTUCKY 40513
                                 (606) 514-7425

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      OF AMERICAN RESOURCES OFFSHORE, INC.

                         TO BE HELD ON DECEMBER 1, 1999

                              -------------------

         The 1999 annual meeting of our stockholders (the "Annual Meeting") will be held at 4:00pm on December 1, 1999 at the Marriott Griffin Gate Resort, 1800 Newtown Pike, Lexington, Kentucky. At our Annual Meeting we will ask you to adopt the following proposals:

         o        PROPOSAL 1

                  To approve the Investment Agreement under which we will sell to Blue Dolphin Exploration Company a number of shares of our common stock equal to 75% of the combined voting power of all of our outstanding voting securities after the issuance of the shares to Blue Dolphin Exploration Company (the "Investment Agreement").

         o        PROPOSAL 2

                  To approve the Purchase and Sale Agreement under which we will sell to Fidelity Oil Holdings, Inc. an undivided 80% of our interest in all of our assets in the Gulf of Mexico (the "Purchase and Sale Agreement").

         o        PROPOSAL 3

                  To ratify the sale of all of our Appalachian oil and gas properties and operations, formerly owned by our subsidiary, Southern Gas Co. of Delaware, Inc., to Nami Resources Company L.L.C.

         o        PROPOSAL 4

                  To ratify the sale of all of the stock of our wholly-owned subsidiary that formerly owned our Appalachian assets, Southern Gas Co. of Delaware, Inc., to Southern Gas Holdings L.L.C. which is controlled by Leonard K. Nave who is one of our directors.

         o        PROPOSAL 5

                  To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that we are entitled to issue from 50,000,000 shares to 70,000,000 shares.

         o        PROPOSAL 6

                  If Proposal 1 is approved, to eliminate Article Eleven of our Amended and Restated Certificate of Incorporation effective with the closing of the Investment Agreement to end the classification of our board of directors into three classes so that all directors will serve terms of one year or until their successors are duly elected and qualified.

         o        PROPOSAL 7

                  If Proposals 1 and 6 are approved, to elect as directors the following five nominees designated by Blue Dolphin Exploration Company to serve for a term of one year or until their successors are duly elected and qualified, commencing with the closing of the Investment Agreement: Ivar Siem; Michael J. Jacobson; John P. Atwood; Andrew R. Agosto; and Douglas L. Hawthorne.

         o        PROPOSAL 8

                  To elect as directors the following three nominees to serve for terms of three years each or until the closing of the Investment Agreement, whichever occurs first: Leonard K. Nave; Len Aldridge; and Robert L. McIntyre.

         o        PROPOSAL 9

                  To ratify the selection of Ernst & Young LLP to serve as our auditors for the year ending December 31, 1999.

         At the Annual Meeting we will also transact such other business as may properly be brought before the meeting.

         The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or at any adjournment or adjournments of the Annual Meeting. Any business for which notice is given may be transacted at any adjourned Annual Meeting.

         The accompanying Proxy Statement describes the Investment Agreement, the Purchase and Sale Agreement and other matters to be acted upon at the Annual Meeting. You are encouraged to read the accompanying Proxy Statement carefully for further information concerning the proposals that will be presented at the Annual Meeting.

         Only holders of record of our outstanding shares of common stock and preferred stock at the close of business on October 15, 1999 are entitled to notice of and to vote at the Annual Meeting. To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage paid envelope, whether or not you plan to attend the Annual Meeting.

         If you attend the Annual Meeting in person, you may change your vote at that time.

                                         By order of the board of directors.



                                         Karen M. Underwood
                                         Corporate Secretary

Lexington, Kentucky
November 4, 1999

                        AMERICAN RESOURCES OFFSHORE, INC.
                     3141 Beaumont Centre Circle, Suite 203
                            Lexington, Kentucky 40513
                                 (606) 514-7425


              PROXY STATEMENT FOR AMERICAN RESOURCES OFFSHORE, INC.
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                               GENERAL INFORMATION

         We are first mailing this Proxy Statement and accompanying notice and the enclosed proxy card to stockholders beginning on November 8, 1999. Our board of directors is soliciting your proxy to vote your shares at our 1999 annual meeting of stockholders (the "Annual Meeting"). We will bear all expenses incurred in connection with this solicitation, which is expected to be primarily by mail. We have engaged American Securities Transfer and Trust to assist in the solicitation for a fee of approximately $3,000, plus out-of-pocket expenses. In addition to solicitation by mail and by American Securities Transfer and Trust, our directors, officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated. If your shares are held through a broker or other nominee (i.e. in "street name"), we have requested that they forward this Proxy Statement to you and obtain your voting instructions, for which we will reimburse them for their reasonable out-of-pocket expenses.

         The Annual Meeting will be held only if a quorum exists. The presence at the meeting, in person or by proxy, of holders of a majority of the shares of common stock and preferred stock entitled to cast a majority of aggregate votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present. If you attend the meeting or vote your shares using the enclosed proxy card, your shares will be counted toward a quorum, even if you abstain from voting. Shares held by a broker or other nominee as to which they have not received voting instructions from the beneficial owners and lack the discretionary authority to vote on a particular matter are called "broker non-votes." Broker non-votes will count for quorum purposes. While broker non-votes will be counted toward a quorum, they are not entitled to vote on, or considered present for purposes of, the matter for which the broker or nominee lacks the authority to vote.

         At the Annual Meeting you will be asked to vote on nine proposals described in this Proxy Statement. We know of no other matters to be presented or acted upon at the meeting. If you vote by signing and returning the enclosed proxy card, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a stockholder vote that comes before the meeting.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
AVAILABLE INFORMATION.............................................................................................1

FORWARD-LOOKING STATEMENTS........................................................................................1

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT..................................................................2
         Why did you send me this Proxy Statement?................................................................2
         What will be voted on at the Annual Meeting?.............................................................2
         Who is entitled to vote?.................................................................................2
         What vote is required to approve the proposals?..........................................................2
         How are votes counted?...................................................................................3
         Can Blue Dolphin Exploration Company vote at the Annual Meeting?.........................................3
         What do I need to do now?................................................................................3
         May I revoke my proxy?...................................................................................3
         How do I vote shares held in the name of my nominee?.....................................................4
         How do I vote in person?.................................................................................4
         Do you recommend that we vote for all of the proposals?..................................................4
         Whom should I call if I have questions?..................................................................4

SUMMARY  .........................................................................................................5
         OUR BUSINESS.............................................................................................5
         OUR DISTRESSED FINANCIAL CONDITION.......................................................................5
         PROPOSALS 1 - 7: OUR SALE OF COMMON STOCK AND ASSETS AND RELATED MATTERS.................................5
                  General Purposes of Proposals 1-7...............................................................6
                  Overview of the Transactions....................................................................7
                  Certain Effects of the Transactions............................................................10
                  Historical And Pro Forma Per Share Data........................................................11
                  Possible Consequences if the Transactions are Not Successfully Completed.......................11
                  Ratification of Disposition of Southern Gas Co. of Delaware, Inc. and its Assets...............12
                  Our Recommendation on Proposals 1 through 7....................................................13
                  Blue Dolphin Exploration's Right to Vote on Proposals 1 through 7..............................13
                  Management and Business Following the Transactions.............................................13
                  Interest of Certain Members of Management in the Transactions..................................14
                  No Fairness Opinion............................................................................15
                  No Dissenters' Rights..........................................................................15
         PROPOSAL 8:  ELECTION OF THREE DIRECTORS................................................................15
         PROPOSAL 9:  SELECTION OF AUDITORS......................................................................15

BACKGROUND OF TRANSACTIONS.......................................................................................16

PROPOSAL 1.......................................................................................................22
         Vote Required...........................................................................................22
         Relationship to Proposal 2..............................................................................22
         Summary of the Investment Agreement.....................................................................22
         Blue Dolphin Exploration................................................................................22
         Sale of Shares..........................................................................................22
         Purchase Price..........................................................................................24
         Use of Proceeds from Sale of Common Stock...............................................................24
         Conditions to Closing...................................................................................24
         Indemnification.........................................................................................27
         Termination.............................................................................................27
         Other Agreements........................................................................................27
         Reductions of Our Indebtedness under the DnB Note.......................................................27
         Purchase of DnB Note by Blue Dolphin Exploration........................................................27
         Modification of the DnB Note............................................................................28
         TECO Note Settlement Agreement..........................................................................30
         Voting and Support Agreements...........................................................................30
         Management and Administrative Services Agreement........................................................31
         Consulting Agreement....................................................................................32
         New Indemnity Agreements................................................................................32
         Revised Indemnity Agreements............................................................................33

PROPOSAL 2.......................................................................................................34
         Vote Required...........................................................................................34
         Relationship to Proposal 1..............................................................................34
         Summary of Purchase and Sale Agreement..................................................................34
         Fidelity Oil Holdings...................................................................................34
         Sale of Assets..........................................................................................34
         Purchase Price..........................................................................................34
         Conditions to Closing...................................................................................35
         Indemnification.........................................................................................36
         Termination.............................................................................................36

PROPOSAL 3.......................................................................................................37
         Vote Required...........................................................................................37
         Relationship to Proposals 1 and 2.......................................................................37
         Reasons for Sale........................................................................................37
         Description of the Transaction..........................................................................37
         Southern Gas............................................................................................37
         Nami Resources..........................................................................................38

PROPOSAL 4.......................................................................................................39
         Vote Required...........................................................................................39
         Relationship to Proposals 1 and 2.......................................................................39
         Description of Transaction..............................................................................39

                  Sale of Southern Stock.........................................................................39

PROPOSAL 5.......................................................................................................40
         Proposed Amendment......................................................................................40
         Vote Required...........................................................................................40
         Reasons for this Proposal...............................................................................40
         Effect of this Proposal.................................................................................40

PROPOSAL 6.......................................................................................................43
         Proposed Amendment......................................................................................43
         Vote Required...........................................................................................43
         Reason for the Amendment................................................................................43
         Effect of Amendment.....................................................................................44

PROPOSAL 7.......................................................................................................45
         Vote Required...........................................................................................45
         Nominees ...............................................................................................45

PROPOSAL 8.......................................................................................................48
         Vote Required...........................................................................................48
         Nominees ...............................................................................................48

PROPOSAL 9.......................................................................................................50

DIRECTORS AND EXECUTIVE OFFICERS.................................................................................51
         Meetings and Compensation...............................................................................54
         Executive Committee.....................................................................................54
         Audit Committee.........................................................................................55
         Compensation Committee..................................................................................55
         Family Relationships....................................................................................55
         Legal Proceedings.......................................................................................55
         Compliance with Section 16(a) of the Securities Exchange Act of 1934....................................56
         Executive Compensation..................................................................................57
         Compensation Committee Report...........................................................................58
         Performance Graph.......................................................................................62
         Executive Officer Employment Agreements.................................................................63
         Termination of Agreements...............................................................................63

SECURITY OWNERSHIP...............................................................................................65

MARKET INFORMATION CONCERNING OUR COMMON STOCK...................................................................67
         Delisting from Nasdaq...................................................................................67
         Dividends...............................................................................................68

FEDERAL INCOME TAX CONSEQUENCES OF TRANSACTIONS..................................................................69

CERTAIN RELATIONSHIPS AND TRANSACTIONS...........................................................................70
         Benefits Under Severance Agreements.....................................................................71
         Rick G. Avare and Affiliates............................................................................72
         Prima Capital, L.L.C....................................................................................72
         MAP II, L.L.C...........................................................................................72
         Leonard K. Nave.........................................................................................72
         Blue Dolphin Energy Company and Affiliates..............................................................73
         Blue Dolphin Exploration................................................................................73
         Blue Dolphin Services...................................................................................73
         Relationship Between Blue Dolphin Exploration and Fidelity Oil Holdings.................................73

LITIGATION.......................................................................................................75

OTHER BUSINESS...................................................................................................76

STOCKHOLDER PROPOSALS............................................................................................76

ANNUAL REPORT TO STOCKHOLDERS AND INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................76

PRO FORMA FINANCIAL STATEMENTS..................................................................................F-1

APPENDIX DESCRIPTION
         Appendix A      --   Investment Agreement (Composite)
         Appendix B      --   Purchase and Sale Agreement (Composite)
         Appendix C-1    --   Form of Voting and Support Agreement and
                              Supplemental Proxy
         Appendix C-2    --   Form of Voting and Support Agreement by Den norske
                              Bank and Affiliates
         Appendix D      --   Management and Administrative Services Agreement
         Appendix E      --   Consulting Agreement

                              AVAILABLE INFORMATION


         Copies of the following agreements, all of which are discussed in this Proxy Statement, are attached to this Proxy Statement and are incorporated by reference into this Proxy Statement:

         o Investment Agreement (composite) with Blue Dolphin Exploration Company (Appendix A).

         o Purchase and Sale Agreement (composite) with Fidelity Oil Holdings, Inc. (Appendix B).

         o        Forms of Voting and Support Agreements (Appendices C-1 and
                  C-2).

         o Management and Administrative Services Agreement with Blue Dolphin Services Co. (Appendix D).

         o         Consulting Agreement with MAP II, L.L.C. (Appendix E).

         Our 1998 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, accompanies this Proxy Statement.


                           FORWARD-LOOKING STATEMENTS

         We make statements that may be deemed "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, throughout this Proxy Statement and in our 1998 Annual Report to Stockholders which accompanies this Proxy Statement. We have based these statements on our current expectations about future events and the anticipated effect of completing the transactions described in this Proxy Statement. Although we believe that our expectations reflected in or suggested by our forward-looking statements are reasonable, we cannot assure you that these expectations will be achieved. Our actual results may differ materially from what we currently expect.

         Important factors that could cause future events to be different than we expect include the following:

         o the prices we receive from sales of our oil and gas production;

         o        the expenses we must incur to run our business;

         o unexpected claims against us that could create contingent liabilities;

         o the risk factors we described in our Current Report on Form 8-K filed on July 25, 1997;

         o whether the many contractual conditions to our proposed transactions with Blue Dolphin Exploration Company and Fidelity Oil Holdings, Inc., many of which are beyond our control, can be satisfied; and

         o the failure or refusal of Blue Dolphin Exploration Company or Fidelity Oil Holdings, Inc. to conclude the transactions with us described in this Proxy Statement, for any reason.

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT


WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this Proxy Statement and the enclosed proxy card because American Resources Offshore, Inc.'s board of directors is soliciting your proxy to vote at the 1999 Annual Meeting of Stockholders. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

WHAT WILL BE VOTED ON AT THE ANNUAL MEETING?

         Because of our distressed and worsening financial condition, we are asking you to approve several important transactions that we believe will substantially improve our financial condition, in addition to our usual annual meeting business. Although these transactions will significantly decrease our overall holdings of oil and gas properties, we believe that we will be in a better position to develop our remaining oil and gas properties. This Proxy Statement summarizes the information about these transactions and other matters that you will be asked to vote upon at the Annual Meeting and contains information that you need to know to vote intelligently.

WHO IS ENTITLED TO VOTE?

         Only record holders of outstanding shares of common stock, par value $.00001 per share, and the Series 1993 8% Convertible Preferred Stock, par value $12.00 per share, at the close of business on the record date, October 15, 1999, are entitled to notice of and to vote at the Annual Meeting.

         As of the record date, 12,820,257 shares of common stock and 230,516 shares of preferred stock were outstanding and entitled to vote. The holders of common stock and the holders of preferred stock vote together as a single class on all matters we expect to be voted on at the Annual Meeting. As of the record date, the holders of the common stock and the holders of preferred stock were entitled to cast an aggregate of 13,742,321 votes.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

         Proposal 1 and Proposal 9 require the affirmative vote of a majority of the shares of common stock and preferred stock present, in person or by proxy, at the Annual Meeting, voting as a single class.

         Each of Proposals 2 through 6 require the affirmative vote of a majority of the combined voting power of all of the issued and outstanding shares of common stock and preferred stock, voting as a single class.

         The election of directors, under each of Proposal 7 and Proposal 8, will be determined by a plurality of the votes of the shares of common stock and preferred stock cast at the Annual Meeting.

HOW ARE VOTES COUNTED?

         Holders of common stock are entitled to cast one vote for each share of common stock owned of record on each proposal. Holders of preferred stock are entitled to cast four votes for each share of preferred stock owned of record on each proposal.

         In the election of directors under Proposals 7 and 8, you may vote for or against all nominees, or withhold your vote for any one or more nominees. For each other proposal you may vote "FOR" or "AGAINST" or abstain from voting. Since abstentions are not affirmative votes for a proposal, they have the same effect as an "AGAINST" vote on Proposals 1 through 6.

         Broker non-votes will have no effect on Proposal 1. However, broker non-votes will have the same effect as an "AGAINST" vote on Proposals 2 through 6.

CAN BLUE DOLPHIN EXPLORATION COMPANY VOTE AT THE ANNUAL MEETING?

         Yes. Blue Dolphin Exploration Company has proxies entitling it to cast 7,088,982 proxy votes on Proposals 1 through 7, which constitutes approximately 51.6% of all votes entitled to be cast at the Annual Meeting. Blue Dolphin Exploration has advised us that it will cast all of its proxy votes in favor of Proposals 1 through 7, thus assuring their approval.

WHAT DO I NEED TO DO NOW?

         After carefully reading and considering the information contained in this Proxy Statement, please complete, date and sign you proxy card. Then mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Annual Meeting and voted as you wish.

         Properly executed proxies received by us before the Annual Meeting, which specify how the shares are to be voted will be voted accordingly. A properly executed proxy that does not specify how it is to be voted on a proposal will be voted for that proposal.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date;

         o You may notify our corporate secretary in writing before the Annual Meeting that you have revoked your proxy; or

         o        You may vote in person at the Annual Meeting.

HOW DO I VOTE SHARES HELD IN THE NAME OF MY NOMINEE?

         Banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries who are record holders of common stock and preferred stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement, and the accompanying materials to the beneficial owners of such shares and to seek authority to execute proxies with respect to such shares.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on October 15, 1999, the record date for voting.

DO YOU RECOMMEND THAT WE VOTE FOR ALL OF THE PROPOSALS?

         Yes. We believe the transactions described in this Proxy Statement will substantially improve our financial condition and ability to develop our properties. YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS AS BEING IN OUR AND YOUR BEST INTEREST AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH PROPOSAL.

WHOM SHOULD I CALL IF I HAVE QUESTIONS?

         If you have any questions concerning this Proxy Statement, please call our Vice President and General Counsel, David J. Stetson, Esq., at (606) 514-7425, extension 106.

                                     SUMMARY

         This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To understand the transactions and the other matters to be acted upon at the Annual Meeting and for a more complete description of the legal terms of the transactions and the other matters, you should read this entire document, including the information incorporated herein by reference and the Appendices hereto. Unless otherwise defined in this Proxy Statement, capitalized terms used in this summary have the meanings assigned to them elsewhere in this Proxy Statement.

                                  OUR BUSINESS

         We are an independent oil and gas company engaged in the acquisition, exploration, development, and production of oil and gas properties in the Gulf Coast region offshore Louisiana and Texas. We recently sold our Appalachian oil and gas properties and operations in preparation for the transactions you will be asked to approve at the Annual Meeting.

                       OUR DISTRESSED FINANCIAL CONDITION

         During the first quarter of 1998, we expanded our holdings in the Gulf of Mexico by acquiring properties from TECO Oil & Gas, Inc. ("TECO") for $57.7 million, of which:

         o        $1.3 million was paid in cash;

         o $21.4 million was paid from funds borrowed under our credit facility with Den norske Bank, ASA ("Den norske Bank");

         o $16.5 million was paid from funds borrowed under a bridge loan obtained from Den norske Bank with a maturity date of December 31, 1998; and

         o $18.5 million was paid by issuing our promissory note to TECO with a maturity date of October 1, 1998 (the "TECO Note").

         We hired an investment banking firm to assist us with a high yield debt offering and preferred stock offering to raise additional capital and obtain permanent debt financing to pay the $16.5 million bridge loan and the TECO Note, and to provide the funds necessary to actively develop the properties acquired from TECO. However, the conditions in the capital markets worsened and we were unable to raise additional funds.

         Our revenues declined in 1998 and have continued to decline in 1999. The decline in our revenue is primarily attributable to a decline in the production from our two largest fields during these periods and decreases in oil and gas prices, which began in July 1998 and continued through 1999. During the first six months of 1999, our revenues from oil and gas production decreased 36% and our total revenues decreased 21% compared to the same period in 1998. The indebtedness we incurred in connection with our acquisition of some of our Gulf of Mexico holdings from TECO, our inability to raise capital in the debt and equity markets, our declining revenues and unsuccessful drilling efforts all contributed to our current distressed financial condition. As a result:

         o We defaulted on all of our indebtedness to Den norske Bank which was approximately $63.6 million, at June 30, 1999. We refer to the several promissory notes evidencing our indebtedness to Den norske Bank collectively as the "DnB Note." The DnB Note is secured by a first lien on substantially all of our assets.

         o        We defaulted on the $18.5 million owed under the TECO Note.
                  The TECO Note is secured by a second lien on substantially all of our assets.

         o At June 30, 1999, our current liabilities exceeded our current assets by approximately $6.3 million, excluding long-term debt reclassified as current liabilities as a result of our default on those liabilities.

         o At December 31, 1998, we had a stockholders' deficit of $21.7 million; and at June 30, 1999, our deficit increased to $26.7 million.

         o For the year ended December 31, 1998, we experienced a net loss of $4.61 per share. For the six month period ended June 30, 1999, we experienced a net loss of $0.48 per share.

         o Our independent auditor's report on our financial statements at and for the twelve month period ended December 31, 1998, expressed doubt about our ability to continue as a going concern.

         Because of our distressed and worsening financial condition, we are proposing that you vote to approve Proposals 1 through 7.

    PROPOSALS 1 - 7: OUR SALE OF COMMON STOCK AND ASSETS AND RELATED MATTERS

GENERAL PURPOSES OF PROPOSALS 1-7

         We believe the transactions contemplated by Proposals 1 through 7 will substantially improve our financial condition by reducing our liabilities to trade creditors and our secured creditors. Although our overall holdings of oil and gas properties will be substantially smaller if these transactions are completed, we believe that we will be in a better position to develop our then remaining oil and gas properties.

OVERVIEW OF THE TRANSACTIONS

         The approval by our stockholders at the Annual Meeting of Proposals 1 through 7 will have the effect of approving or ratifying the following transactions, among others, that are encompassed by Proposals 1 through 7:

         o We will sell to Blue Dolphin Exploration Company ("Blue Dolphin Exploration") a number of shares of our common stock that will result in Blue Dolphin Exploration owning at least 75% of the combined voting power of all classes of our voting securities, after giving effect to Blue Dolphin Exploration's purchase of the common stock. The purchase price for the shares is initially set at $4,736,315 but will likely be increased or decreased based on certain contractual price adjustments to be determined at the closing of the purchase. We refer to the contract between us and Blue Dolphin Exploration relating to this transaction as the "Investment Agreement." Stockholder approval of the Investment Agreement is the subject of Proposal 1.

         o All proceeds to us from the sale of common stock to Blue Dolphin Exploration will be applied to reduce our liabilities or for working capital. In part, these proceeds will be used to settle our indebtedness under the TECO Note and to substantially reduce our liability under the DnB Note.

         o At June 30, 1999 we were liable for approximately $18.5 million of indebtedness on the TECO Note. This liability will be settled for a final payment of approximately $990,400, which we plan to fund from a portion of the proceeds of our sale of common stock to Blue Dolphin Exploration.

         o We will sell to Fidelity Oil Holdings, Inc. ("Fidelity Oil Holdings") 80% of our interest in all of our oil and gas properties located in the Gulf of Mexico. The purchase price for the 80% interest is initially set at $25,313,685 but will likely be increased or decreased based on certain contractual price adjustments to be determined at the closing of the purchase. We refer to the contract between us and Fidelity Oil Holdings relating to this transaction as the "Purchase and Sale Agreement." Stockholder approval of the Purchase and Sale Agreement is the subject of Proposal 2.

         o All proceeds to us from the sale of assets to Fidelity Oil Holdings will be applied to reduce our indebtedness under the DnB Note.

         o In October 1999, we sold all of our Appalachian oil and gas properties and operations located in Kentucky and Tennessee to Nami Resources Company L.L.C. ("Nami Resources") in exchange for:

                  o the assumption by Nami Resources of $12.5 million of our indebtedness under the DnB Note and our release by Den norske Bank from any further liability on the indebtedness assumed by Nami Resources; and

                  o our release from any further obligation under a guarantee we issued to Austin Energy Funding with respect to the future production rates of wells located on the Appalachian oil and gas properties we sold to Nami Resources.

                  Separately, we plan to sell the stock of our subsidiary that formerly owned those Appalachian oil and gas properties to an affiliate of one of our directors, Leonard K. Nave, in exchange principally for our release from certain liabilities we owe to Mr. Nave and his affiliates, and the buyer's agreement to indemnify us for past operations and activities of Southern Gas Co. of Delaware ("Southern Gas"). We are asking you to ratify these transactions in Proposal 3 and Proposal 4.

         o Den norske Bank will sell the DnB Note and all related security interests and liens to Blue Dolphin Exploration for a purchase price consisting of an initial cash price and the right to receive a contingent, future payment. Den norske Bank has also agreed with Blue Dolphin Exploration that the initial cash purchase price for our DnB Note will be considered paid in full if Blue Dolphin Exploration and Fidelity Oil Holdings cause us to repay to Den norske Bank an amount equal to that cash purchase price using:

                  o all of the proceeds to us from our sale of a portion of our Gulf of Mexico assets to Fidelity Oil Holdings; and

                  o a portion of the proceeds to us from the sale of our common stock to Blue Dolphin Exploration.

                  We have agreed to repay that amount, which we estimate to be approximately $27.0 million plus interest earned on the $20.0 million purchase proceeds from Fidelity Oil Holdings.

         o Den norske Bank will also be entitled to receive a possible future payment for its sale of the DnB Note if the combined, cumulative net revenues received by us and Fidelity Oil Holdings that are attributable to our proved oil and gas resources in the Gulf of Mexico as of January 1, 1999 exceed $30.0 million during the period from January 1, 1999 through December 31, 2001. If that occurs, Den norske Bank will be entitled to an amount equal to 50% of those net revenues in excess of $30.0 million during that three-year period. If any contingent amount becomes payable to Den norske Bank, 80% of it will be paid by Fidelity Oil Holdings and we will pay 20%.

         o When Blue Dolphin Exploration purchases our DnB Note, we expect Blue Dolphin Exploration will modify the DnB Note and related loan documents so that Blue Dolphin Exploration will:

                  o reduce the principal amount we owe under the DnB Note to $5.0 million;

                  o defer its right to receive payments under the DnB Note through December 31, 2000, if we remain in compliance with the modified loan documents and the Investment Agreement through that same date;

                  o forgive all of the remaining indebtedness, including all principal and interest, under the DnB Note, if we remain in compliance with the modified loan documents and the Investment Agreement through December 31, 2000; and

                  o refrain from exercising or enforcing through December 31, 2001, any of its rights that arose because of our defaults under the DnB Note and related liens and loan documentation before they are modified, if we remain in compliance with the modified loan documents and the Investment Agreement through December 31, 2001.

         o Two holders of approximately 83% of our preferred stock, both of whom also sit on our current board of directors, will convert their shares into shares of our common stock in accordance with the existing terms of our preferred stock.

         o We will amend our Amended and Restated Certificate of Incorporation to increase our total authorized capital stock from 53,000,000 to 73,000,000 shares and our authorized common stock from 50,000,000 to 70,000,000 shares. This proposed amendment is the subject of Proposal 5.

         o We will amend our Amended and Restated Certificate of Incorporation to eliminate staggered, three-year terms of office for board members. This proposed amendment is the subject of Proposal 6.

         o Our officers and directors will be replaced by persons selected by Blue Dolphin Exploration. The election of directors designated by Blue Dolphin Exploration is the subject of Proposal 7.

         o We will enter into a consulting arrangement under which certain of our former management personnel will assist our new management selected by Blue Dolphin Exploration with transition matters. For those consulting services, they will be paid an aggregate of $35,000 per month, plus reimbursable expenses, through February 2001. Fidelity Oil Holdings will bear 80% of the fees paid by us under the consulting arrangement. Because of this, the monthly cost to us of the consulting arrangement will be only $7,000 per month, plus our 20% share of reimbursable costs.

         o We and Blue Dolphin Services Co. ("Blue Dolphin Services"), an affiliate of Blue Dolphin Exploration, will enter into a contractual arrangement pursuant to which Blue Dolphin Services will provide management and administrative services to us. Blue Dolphin Services will be compensated by us at the rate of $83,000 per month for its services.

         These proposed transactions, which are described further below, are subject to many contingencies. There is no assurance, therefore, that the transactions will be successfully concluded or that, if concluded, the proposed transactions will have the intended effect on our financial condition and operations.

CERTAIN EFFECTS OF THE TRANSACTIONS

         Following the completion of the transactions:

         o Our oil and gas assets holdings will be substantially smaller, consisting primarily of 20% of the Gulf of Mexico assets we formerly owned.

         o        Our financial condition will be substantially improved:

                  o Our secured indebtedness will be reduced from approximately $83.1 million as of June 30, 1999 to an estimated $5.0 million.

                  o Our liabilities to trade creditors will be substantially reduced.

                  o As of June 30, 1999 we had a working capital deficit of approximately $6.0 million, excluding long-term debt reclassified as current liabilities as a result of our default on those liabilities. After giving pro forma effect to the transactions as of June 30, 1999, we would have had positive working capital of approximately $770,000.

                  o Our deficit in stockholders' equity will be eliminated. At June 30, 1999, our stockholder's equity stood at $(26.8) million but after giving pro forma effect as of June 30, 1999 to the transactions we are asking you to approve at the meeting, our stockholders' equity would have been approximately $5.5 million.

         o Blue Dolphin Exploration will own shares of our common stock representing 75% of the combined voting power of our outstanding voting securities and will control our management.

         o Our existing stockholders, who collectively own 100% of the combined voting power of our outstanding voting securities before the transactions, will own approximately 25% of the voting power of our voting securities after the transactions.

HISTORICAL AND PRO FORMA PER SHARE DATA

         The pro forma per share data in the table below should be read in conjunction with the unaudited pro forma consolidated financial data and the notes thereto included elsewhere in this Proxy Statement. The pro forma per share data does not purport to represent what our book value or net earnings would have actually been had the transactions in Proposals 1 through 7 occurred on the assumed dates, or to project our book value or net earnings for any future period or date. See "Pro Forma Condensed Financial Statements (Unaudited)."


                                                                    YEAR ENDED                         SIX MONTHS ENDED
                                                                DECEMBER 31, 1998                        JUNE 30, 1999
                                                       ----------------------------------      ---------------------------------
                                                         Historical           Pro Forma          HISTORICAL           PRO FORMA
                                                       --------------      --------------      --------------      --------------
Book value per share (1) .........................     $        (2.16)                N/A      $        (2.06)     $         0.15
Net earnings per share, basic ....................     $        (4.61)     $        (0.11)     $        (0.48)     $         0.01
Net earnings per share, diluted ..................     $        (4.61)     $        (0.11)     $        (0.48)     $         0.01
Weighted average number of common shares and
dilutive potential common shares outstanding .....         10,039,455          41,704,313          10,560,834          43,539,418

--------------------

(1)  As of end of period.

POSSIBLE CONSEQUENCES IF THE TRANSACTIONS ARE NOT SUCCESSFULLY COMPLETED

         We believe that our failure to complete the proposed transactions described under Proposals 1 through 7 could result in:

         o our creditors filing an involuntary bankruptcy petition against us;

         o our filing of a voluntary bankruptcy petition to reorganize and restructure;

         o our inability to pursue acquisitions or exploit our oil and gas properties;

         o our inability to take advantage of business opportunities due to doubt about our ability to satisfy our financial obligations;

         o        our inability to realize the maximum value of our assets; and

         o our inability to attract funds to adequately capitalize our business.

         If we are unable to complete the proposed transactions we believe it is likely that we will be forced to file a petition for reorganization and restructuring under the protection of the United States Bankruptcy Code. We cannot predict, however, whether a bankruptcy proceeding would result in our reorganization, rather than our liquidation. If a bankruptcy proceeding resulted in our liquidation, we believe there is a substantial risk that little or no value would be available for distribution to our stockholders.

RATIFICATION OF DISPOSITION OF SOUTHERN GAS CO. OF DELAWARE, INC. AND ITS ASSETS

         Proposal 3 asks you to ratify our sale of substantially all of our Appalachian oil and gas properties and operations located in Kentucky and Tennessee to an unrelated buyer, Nami Resources. Our agreement with Mr. Nami was closed into escrow in September, 1999. Proposal 4 asks you to separately ratify our sale of the stock of our wholly-owned subsidiary corporation that owned those Appalachian oil and gas properties, Southern Gas, to an affiliate of one of our directors, Leonard K. Nave. We entered into an agreement with Mr. Nave for this transaction in October 1998.

         Our agreement with Blue Dolphin Exploration requires that we dispose of our Appalachian oil and gas properties and operations and our wholly-owned subsidiary, Southern Gas, that we be released from our guaranty of Southern Gas' indebtedness in the amount of $12.5 million with Den norske Bank, and that we be released from our performance guaranty with Austin Energy Funding. To comply with these requirements, Southern Gas entered into an agreement to sell all of its oil and gas properties to Nami Resources. As a result of this sale:

         o Nami Resources assumed and agreed to pay $12.5 million of indebtedness owed by Southern Gas to Den norske Bank;

         o Den norske Bank released us from our guaranty of the $12.5 million of indebtedness of Southern Gas assumed by Nami Resources; and

         o Austin Energy Funding released our guarantee of the production rates of wells on the oil and gas properties sold to Nami Resources.

         Separately, we entered into a stock purchase agreement to sell our interest in Southern Gas to Southern Gas Holding, L.L.C. ("Southern Holding"), a limited liability company controlled by Leonard K. Nave. Mr. Nave is one of our directors. In exchange for our sale of the stock of Southern Gas, we received:

         o a release from any further liability on our office lease in Versailles, Kentucky, from our landlord, which was an affiliate of Mr. Nave;

         o        a release from our obligation to pay severance benefits to Mr.
                  Nave; and

         o indemnification from Southern Holding with respect to Southern Gas' past operations and activities.

OUR RECOMMENDATION ON PROPOSALS 1 THROUGH 7

         We believe the transactions described in this Proxy Statement will substantially improve our financial condition and ability to develop our properties. Our board of directors has approved each of the proposals as being in our and your best interest and we recommend that you vote for the approval of each of Proposals 1 through 7.

BLUE DOLPHIN EXPLORATION'S RIGHT TO VOTE ON PROPOSALS 1 THROUGH 7

         Blue Dolphin Exploration has obtained irrevocable proxies from certain of our principal stockholders that entitle Blue Dolphin Exploration to cast 7,088,982 votes at the Annual Meeting on Proposals 1 through 7. Blue Dolphin Exploration has advised us that it will cast all of its votes in favor of these proposals. If it does so, approval of Proposals 1 through 7 is assured.

MANAGEMENT AND BUSINESS FOLLOWING THE TRANSACTIONS

         If Proposals 1 through 7 are approved by stockholders and the transactions are successfully completed, all of our incumbent directors will be replaced by new directors selected by Blue Dolphin Exploration, except for our chairman, Douglas L. Hawthorne, who will remain a member of our board of directors. In accordance with our contractual arrangements with Blue Dolphin Exploration, two additional directors chosen by Blue Dolphin Exploration have been added to our board of directors. Additional information on the recently appointed and proposed new directors is set forth under the discussion of Proposal 7.

         Our executive officers also will be replaced with persons selected by Blue Dolphin Exploration. Substantially all of our executive officers have resigned, or will resign upon closing of the transactions we are asking you to approve at the Annual Meeting. Biographical information on the persons that Blue Dolphin Exploration has advised us that it expects to cause to be appointed as new officers is contained under the caption "Directors and Executive Officers."

         In a filing with the Securities and Exchange Commission ("SEC"), Blue Dolphin Exploration has said that it presently intends to cause us to continue to operate as an independent oil and gas company but with a primary focus on the exploration, development and production of oil and gas properties located in the coastal or offshore waters of the Gulf of Mexico. Blue Dolphin Exploration also stated, however, that it intends to evaluate and review our business affairs and financial condition from time to time. Based on its evaluation and review, as well as general economic and industry conditions, including, but not limited to, the price of oil and gas, existing at the time, Blue Dolphin Exploration said it may consider from time to time various alternative courses of action. Such actions may include the acquisition of all or some of our shares of common stock and preferred stock through open market purchases, privately negotiated transactions, tender offer, exchange offer, merger or otherwise.

         Following the closing of the transactions, we may need external financing to pursue our business plans. For example, we may need additional funds for drilling exploratory or development wells on our then remaining oil and gas properties or for acquiring additional properties. Blue Dolphin Exploration has advised us that if the need arises, it may cause us to raise money by borrowing, using our properties as collateral, by additional sales of properties, by issuing additional debt or equity securities or by other avenues of finance that may be available to us at the time. Although Blue Dolphin Exploration has advised us that it has no current plans or commitments to do so, Blue Dolphin Exploration itself or its affiliates may provide us external financing in the future.

INTEREST OF CERTAIN MEMBERS OF MANAGEMENT IN THE TRANSACTIONS

         We plan to enter into several transactions in which certain members of our current management will have a financial interest not shared with the rest of our stockholders. These transactions will occur only if Proposal 1 is approved and we successfully close the Investment Agreement that is the subject of Proposal 1.

         Because the employment of substantially all of our current management personnel will be terminated at or before closing of the Investment Agreement, we have extended certain severance benefits to those persons whose employment has been or will be terminated.

         We will enter into a contractual arrangement with MAP II, L.L.C. under which certain of our current officers, who will have resigned at closing of the Investment Agreement, will continue to provide services to us on an "as needed" basis, for which they will be compensated. The net cost to us of this consulting arrangement will be approximately $7,000 per month plus reimbursable expenses for the period from closing of the Investment Agreement through February 2001. The purpose of the arrangement is to give our new management continued access to the experience and knowledge of certain of our current officers in connection with the management transition.

         Because of cost-saving reductions in our management and staff leading up to and at the closing of the Investment Agreement, we will require supplemental general and administrative services from an outside source. Accordingly, the Investment Agreement provides that we and Blue Dolphin Services, an affiliate of Blue Dolphin Exploration, will enter into an contract under which Blue Dolphin Services will provide the services needed. We will pay Blue Dolphin Services a monthly fee of $83,333 for its services.

         At the closing of the Investment Agreement, we intend to use the proceeds from the Purchase and Sale Agreement and a portion of the proceeds from the Investment Agreement to pay our indebtedness to Den norske Bank. Additionally, in connection with the sale of our Appalachian oil and gas properties and operations, we will be released on our guaranty of Southern Gas' indebtedness to Den norske Bank. Furthermore, we plan to obligate ourselves to pay 20% of any contingent compensation due to Den norske Bank under which Blue Dolphin Exploration will purchase the DnB Note.

         We expect Blue Dolphin Exploration to agree to further reduce our remaining indebtedness under the DnB Note to approximately $5.0 million in principal amount and will also modify the note in other respects generally favorable to us. Despite any partial forgiveness of our indebtedness by Blue Dolphin Exploration and other favorable note modifications, we expect that Blue Dolphin Exploration will be our single largest creditor immediately following the Investment Agreement closing. Blue Dolphin Exploration's interest as a creditor will be secured by liens on substantially all of our assets.

         Additional information concerning these and other transactions between us and our affiliates is contained below under the caption "Certain Relationships and Transactions."

NO FAIRNESS OPINION

         To conserve cash, our board of directors chose not to obtain a "fairness" opinion from an investment banking firm concerning any of the transactions described in this Proxy Statement.

NO DISSENTERS' RIGHTS

         The Delaware General Corporation Law does not bestow any dissenters' or appraisal rights upon our stockholders in connection with any of the transactions described in this Proxy Statement.

                     PROPOSAL 8: ELECTION OF THREE DIRECTORS

         In Proposal 8 we are asking you to elect to our board of directors three nominees, all of whom are incumbent directors. These persons were nominated by our board of directors and were not designated by Blue Dolphin Exploration. If, as we expect, Proposals 1 through 7 are approved at the Annual Meeting, and the transactions covered by those proposals are successfully completed, these three nominees will serve as directors only until closing of the Investment Agreement with Blue Dolphin Exploration. At that time, we expect that they, along with all other then incumbent members of our board of directors will resign and be replaced by the nominees elected to our board under Proposal
7. If the transactions covered by Proposals 1 through 7 are not closed, the three nominees will serve for a term of three years each, or until their successors are duly elected and qualified.

         We recommend that you re-elect to our board of directors each of the three nominees identified in Proposal 8.

                        PROPOSAL 9: SELECTION OF AUDITORS

         In Proposal 9, we ask that you approve our selection of Ernst & Young LLP to serve as our auditors for the year ended December 31, 1999. Ernst & Young LLP were also our auditors for the preceding year.

         We recommend that you vote to ratify our selection of Ernst & Young, L.L.P. as our auditors.

                           BACKGROUND OF TRANSACTIONS

         We are an independent oil and gas company. We have engaged in the acquisition, exploration, development and production of oil and gas properties in the Gulf Coast region offshore Louisiana and Texas and the Appalachian regions of Tennessee and Kentucky. On March 5, 1998, we significantly expanded our holdings by acquiring offshore oil and gas properties in the Gulf of Mexico from TECO for a purchase price of approximately $57.7 million. We financed approximately 98% of the purchase price with borrowings from Den norske Bank and TECO.

         After this acquisition we expected to raise capital in the public markets to refinance our indebtedness to Den norske Bank and TECO and to provide adequate capital to actively develop our oil and gas properties and significantly increase our reserve base. We retained a national investment banking firm ("Investment Bank No. 1") to assist us in issuing preferred stock and debt securities on favorable terms to refinance this indebtedness.

         In July 1998, we started a road show to determine the level of interest, if any, of investors in our proposed offering of preferred stock and high-yield debt. Unfortunately, our attempt to access the high-yield debt market coincided with the decline in oil and gas prices to their lowest levels in recent history and as a result investor interest in our offering was minimal. Accordingly, because of decreasing oil and gas prices and a corresponding deterioration in our capital markets, we were not able to complete our offering and were unable to refinance the TECO Note and the DnB Note.

         In August 1998, given the continuing decline in oil and gas prices, our inability to access the capital markets and our worsening financial condition, the board of directors authorized management to consider other strategic options to improve our financial condition, including a merger, our reorganization, including selling our oil and gas properties located in Tennessee and Kentucky and restructuring of our existing debt. To assist us in evaluating our ability to implement and successfully complete a strategic reorganization, we retained an outside consultant to assist us in the preparation and submission of bid packages to various industry representatives for the sale of our oil and gas properties located in Tennessee and Kentucky.

         In September 1998, the Executive Committee of the board of directors elected to retain the services of a regional investment banking firm ("Investment Bank No. 2") to assist us in evaluating our ability to restructure our existing debt and identifying potential strategic merger partners.

         In October 1998, management reported to the board of directors that it had received nine expressions of interest and five bids on acquiring our oil and gas properties located in Tennessee and Kentucky. The highest bid received was an offer of approximately $10.5 million. After extensive deliberations, the board of directors determined that the amount and contingencies of this offer rendered it unacceptable. However, the board of directors authorized management to continue to negotiate with this bidder to increase the amount of the offer and eliminate any contingencies. Subsequent negotiations with this bidder were not successful because this bidder would not increase the amount of its offer.

         Additionally, we received an indication of interest from a potential merger candidate ("Merger Candidate"). We retained Investment Bank No. 2 to assist in analyzing and reviewing the terms of any proposed transaction with the Merger Candidate. The board of directors authorized management to begin preliminary negotiations and conduct due diligence of the Merger Candidate.

         In November 1998, Investment Bank No. 1 provided us with a presentation regarding a restructuring strategy for our debt. This strategy would require us to (a) take an aggressive posture with our creditors, including our primary lenders DnB and TECO, regarding repayment terms and (b) prepare and be willing to implement a reorganization plan under the United States Bankruptcy Code in the event we could not reach acceptable repayment terms with all of our creditors. We estimated that Investment Bank No. 1's fees for assisting us in implementing this strategy would be in excess of $1.0 million. The board of directors elected not to pursue this strategy for several reasons, specifically:

         o their belief that our creditors would not favorably respond to the "aggressive" posture taken with regard to the repayment terms for our indebtedness;

         o the possibility that we would have to reorganize under the protection of the United States Bankruptcy Code if we are not able to reach acceptable repayment terms with our creditors;

         o the potential effect a bankruptcy reorganization would have on our stockholders; and

         o the costs associated with retaining the services of Investment Bank No. 1 to implement this strategy.

         Also in November 1998, our representatives met with representatives of Merger Candidate to discuss the possibility of a strategic merger. Our representatives reported to the board of directors that they were not able to reach acceptable preliminary terms for a merger with Merger Candidate and all further discussions with Merger Candidate ended.

         In December 1998, our representatives met with a venture capital corporation ("Investor No. 1") to discuss the possibility of a strategic merger or significant capital investment. We continued to meet with Den norske Bank and Investor No. 1 and discussed numerous scenarios and potential transactions. On December 18, 1998, Investor No. 1 submitted a non-binding proposal which provided for our reorganization under Chapter 11 of the United States Bankruptcy Code, an equity investment in us of approximately $20.0 million, $20.0 million of new debt, and the conversion of the TECO Note into common stock. This alternative would have required the cooperation of our secured and unsecured creditors. We also received an indication of interest for a proposed transaction from another investor ("Investor No. 2"). Both proposals were preliminary and subject to a due diligence reviews by the investors. The board of directors authorized management to continue discussions with both investors.

         In January 1999, our representatives and representatives of Den norske Bank met independently with Investor No. 1 and Investor No. 2 to discuss the merits of their respective proposals and each investor began a due diligence review. During this time period, Investor No. 2 completed its preliminary due diligence review, reduced its initial offer by approximately $8.0 million and subsequently withdrew its proposal entirely.

         In February 1999, our representatives and representatives of Den norske Bank discussed the potential sale of our oil and gas properties located in Tennessee and Kentucky to John Schwager, one of our consultants. These discussions centered around the assumption of the indebtedness owed by our subsidiary, Southern Gas, to DnB. During February 1999, our representatives continued to meet with this consultant to negotiate the terms of a proposed transaction. However, we were not able to reach acceptable preliminary terms and all discussions ended. Also during February 1999, we were contacted by Nami Resources regarding the potential acquisition of our oil and gas properties located in Tennessee and Kentucky. Our representative met with representatives of Nami Resources to discuss this proposed transaction.

         In March 1999, Investor No. 1 submitted an initial proposal. We also received separate proposals from another investor ("Investor No. 3") and Blue Dolphin Exploration.

         o Investor No. 1 proposed to invest $32.5 million, of which $25.0 million would be equity and $7.5 million would be debt, in exchange for 92.5% our equity.

         o Investor No. 3 proposed to acquire the DnB Note in exchange for $22.5 million, a $10.0 million subordinated note, warrants to acquire 10% of our outstanding common stock and a 4% overriding royalty interest in our oil and gas properties located in the Gulf of Mexico.

                  o Additionally, Investor No. 3 would extend us a development line of credit up to $5.0 million.

         o Blue Dolphin Exploration proposed an investment of approximately $33.0 million, of which $27.0 million would come from Fidelity Oil Holdings in exchange for an 80% interest in our oil and gas properties located in the Gulf of Mexico and approximately $5.0 million from the sale of our common stock to Blue Dolphin Exploration.

On March 29, 1999 these preliminary proposals were presented to the board of directors. Although these proposals were presented to the board of directors, these proposals were subject to the conduct and completion of further due diligence on behalf of Blue Dolphin Exploration, Fidelity Oil Holdings and Investor No. 3 and, given the terms of the each of these proposals, the cooperation of our creditors.

         In May 1999, upon completion of due diligence, Investor No. 1 and Investor No. 3 submitted revised proposals. On May 10, 1999, the board of directors held a meeting to review and consider the revised proposals. Investor No. 1's revised proposal included an investment of $32.5 million, subject to certain adjustments, of which $25.0 million would be equity and $7.5 million would be debt, in exchange for 92.5% our equity, and would require us to reorganize under the protection of the United States Bankruptcy laws. Investor No. 3's revised proposal included a loan in the principal amount of $28.0 million to be used to partially repay our indebtedness to Den norske Bank and a 5% overriding royalty interest in our oil and gas properties located in the Gulf of Mexico. Furthermore, Investor No. 3's proposal was contingent upon our ability to reach an agreement with Den norske Bank to repay the unpaid balance of the DnB Note over the 15 month period following the closing any transaction with Investor No. 3.

         On May 11, 1999, the board of directors determined that Blue Dolphin Exploration's proposal would be fair and in the best interest of stockholders. As part of it's the deliberations the board of directors discussed and considered numerous factors including, without limitation, the following:

         o the overall effect of a proposed transaction on our financial condition, specifically:

                  (1) the amount of debt we would have after completion of a proposed transaction,

                  (2) our future ability to service our debt under the terms of the proposals of Investor No. 1 and Investor No. 3, and,

                  (3) with regard to Blue Dolphin Exploration's proposal, the fact that the amount of debt we would have after completion of that proposed transaction would be significantly less than that under the other proposals;

         o the indication of our creditor's willingness to support the terms of the proposal submitted by Blue Dolphin Exploration;

         o the costs associated with a reorganization under the United States Bankruptcy Code, including the legal and other fees associated with a reorganization under the United States Bankruptcy Code;

         o the possible effects a reorganization under the United States Bankruptcy Code would have on our stockholders, specifically:

                  (1) we could not assure that our stockholders would have a continuing interest in us after a reorganization, or

                  (2) the possibility that our reorganization could result in our liquidation and our belief that if we were forced into liquidation there would be little or no value available for distribution to our stockholders;

         o the ability to complete a transaction in a timely manner to prevent the possible institution of an involuntary bankruptcy proceeding by our creditors; and

         o the ultimate effect of a proposed transaction on our stockholders.

         On June 22, 1999, we received a further revised proposal from Investor No. 3. Under the revised terms, Investor No. 3 would acquire equity representing 80% of our outstanding capital stock in consideration for $3.0 million equity investment and a $29.0 million loan. On June 22, 1999, the board of directors met and determined that Investor No. 3's most recent offer was not in the best interest of stockholders. In addition to the factors discussed above, the board of directors considered the following additional factors:

         o that the transactions with Blue Dolphin Exploration and Fidelity Oil Holdings would likely be consummated more rapidly than the transaction proposed by Investor No. 3 because:

                  (1) Blue Dolphin Exploration had engaged in a meaningful due diligence effort,

                  (2) we had entered into a letter of intent with Blue Dolphin
                      Exploration outlining the preliminary terms of the transactions, and

                  (3) we had begun negotiating terms of definitive agreements with Blue Dolphin Exploration and Fidelity Oil Holdings;

         o that a transaction with Investor No. 3 included a significantly greater risk of non-completion than the transaction with Blue Dolphin Exploration;

         o that the transaction proposed by Investor No. 3 did not represent a material change economically from its previous proposal; and

         o that further delay in the completion of a transaction could further impair our financial condition and ultimately prevent us from completing a transaction on favorable terms.

         In August 1999, we entered into the Investment Agreement with Blue Dolphin Exploration and the Purchase and Sale Agreement with Fidelity Oil Holdings. The aggregate consideration we will receive if these agreements are approved is approximately $30.0 million, of which $25.0 million would come from Fidelity Oil Holdings in exchange for an 80% interest in our oil and gas properties located in the Gulf of Mexico and approximately $5.0 million from the sale of our common stock to Blue Dolphin Exploration.

         Additionally, on August 13, 1999, we entered into an agreement with Nami Resources for the sale of our oil and gas properties located in Tennessee and Kentucky for a purchase price of $12.5 million and the release on our guaranty of Southern Gas' indebtedness. One component of our reorganization initially considered by our board of directors, and discussed above, was the sale of our oil and gas properties located in Tennessee and Kentucky. These oil and gas properties are held by our subsidiary, Southern Gas. Prior to entering into an agreement to sale these oil and gas properties to Nami Resources, we attempted to sell these assets to several individuals. However, we were not able to obtain an acceptable offer for these oil and gas properties. Furthermore, most of the proposals and indications of interest we received, including those from Blue Dolphin Exploration and Fidelity Oil Holdings, contemplated a sale of either Southern Gas, our oil and gas properties located in Tennessee and Kentucky held by Southern Gas, or both. In addition to being a strategic option considered by the board of directors, the disposition of Southern Gas is a condition to closing of the Investment Agreement with Blue Dolphin Exploration.

         The factors discussed above are not an exhaustive list of the factors considered by our board of directors but includes all material factors considered. The board of directors did not quantify or attach any particular weight to the various factors considered in reaching its determination that Blue Dolphin Exploration's and Fidelity Oil Holding's proposal would be fair and in the best interest of stockholders. As a result of its consideration of these factors and other relevant considerations, the board of directors determined that the transactions with Blue Dolphin Exploration, Fidelity Oil Holdings and the other transactions will substantially improve our financial condition and are advisable to and in the best interests of stockholders.

                                   PROPOSAL 1

         TO APPROVE THE INVESTMENT AGREEMENT UNDER WHICH WE WILL SELL TO BLUE DOLPHIN EXPLORATION COMPANY A NUMBER OF SHARES OF OUR COMMON STOCK EQUAL TO 75% OF THE COMBINED VOTING POWER OF ALL OF OUR OUTSTANDING VOTING SECURITIES AFTER THE ISSUANCE OF THE SHARES TO BLUE DOLPHIN EXPLORATION COMPANY.

VOTE REQUIRED

         Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the combined voting power of the common stock and preferred stock present in person or by proxy at the Annual Meeting, voting together as a single class.

RELATIONSHIP TO PROPOSAL 2

         The closing of the Investment Agreement is conditioned upon the simultaneous closing of the Purchase and Sale Agreement. Therefore, Proposal 1 will not be deemed to be approved unless Proposal 2 is approved also.

SUMMARY OF THE INVESTMENT AGREEMENT

         The following summary of the material terms of the Investment Agreement between us and Blue Dolphin Exploration is qualified in its entirety by reference to the Investment Agreement, a copy of which is attached to this Proxy Statement as Appendix A.

         Blue Dolphin Exploration. Blue Dolphin Exploration is a Delaware corporation with principal offices at 801 Travis, Suite 2100, Houston, Texas 77002. It is a wholly-owned subsidiary of Blue Dolphin Energy Company which through its subsidiaries, including Blue Dolphin Exploration, is primarily engaged in gathering and transporting natural gas and condensate and in the acquisition and exploration of oil and gas properties. Blue Dolphin Exploration's operations are conducted principally offshore in the Gulf of Mexico and along the Texas Gulf Coast.

         Sale of Shares. We entered into an Investment Agreement, dated as of July 30, 1999, with Blue Dolphin Exploration under which we agreed to issue and sell and Blue Dolphin Exploration agreed to purchase shares of our common stock that will result in Blue Dolphin Exploration owning, immediately after the closing of the agreement, 75% of the combined voting power of all classes of our voting securities after giving effect to:

         (A) the issuance of shares of common stock to Blue Dolphin Exploration at the closing;

         (B) the conversion of all shares of our preferred stock owned of record or beneficially by Rick G. Avare and Douglas L. Hawthorne into shares of our common stock; and

         (C) the issuance or deemed issuance at the closing of common stock that we are obligated to issue as a result of the issuance to Blue Dolphin Exploration of shares of our common stock at the closing, including shares issuable under antidilution rights or other rights held by any person.

         Based upon the number of shares of our common stock issued and outstanding as of the date of this Proxy Statement and the number of shares of our common stock that will be issued to Messrs. Avare and Hawthorne upon the conversion of their shares of preferred stock, we expect to issue approximately 39,509,457 shares of our common stock to Blue Dolphin Exploration. We do not believe that we will be obligated to issue any shares of our common stock to Blue Dolphin Exploration under the circumstances described under paragraph (C).

         At Blue Dolphin Exploration's election we will issue additional shares of common stock under the following circumstances:

         o in lieu of all or any portion of any adjustments that reduce the cash purchase price for the shares and any undisclosed liabilities; and

         o in full or partial satisfaction of any right Blue Dolphin Exploration has to indemnification under the Investment Agreement, in which event the number of shares of common stock would be increased to offset the dilution of Blue Dolphin Exploration's post-closing ownership of the common stock that would be incurred if no adjustment was made.

The number of additional shares of common stock will be determined by dividing the monetary benefit that Blue Dolphin Exploration is entitled to receive by the lesser of:

         o $0.16, which represents the per share price of our common stock;

         o the closing price of our common stock on the principal exchange or trading system on which it is then traded on the first full business day following the closing of the Investment Agreement; or

         o the average of the high and low price of the common stock on the same date.

         Additionally, if any options or warrants which are outstanding at the closing of the Investment Agreement are subsequently exercised, Blue Dolphin Exploration will be issued additional shares of common stock at no additional cost in an amount sufficient to give Blue Dolphin Exploration the number of shares it would have received if the options and warrants had been exercised before the closing.

         Purchase Price. The gross purchase price for the shares of common stock is $4,736,315, subject to the following adjustments:

         1. increased by the amount of permissible expenses (including capital expenditures approved by Blue Dolphin Exploration) paid to operate our Gulf of Mexico oil and gas properties during the period January 1, 1999 through the date the Investment Agreement is closed, and decreased by the amount of revenues received by us during the same period;

         2. decreased by reductions in value caused by title defects, environmental defects, casualty losses not covered by insurance, and reductions in revenues;

         3. decreased by all of our costs, expenses and fees relating to transactions under the Investment Agreement, including closing costs, attorney's fees, accounting expenses and termination fees; and

         4. decreased to the extent our total liabilities at closing exceed $3,802,000, excluding the outstanding balance on the DnB Note to be purchased by Blue Dolphin Exploration, certain expenses related to the calculation of adjustments to the purchase price, and certain expenses related to the development and operation of oil and gas wells in which we have a working interest.

         Use of Proceeds from Sale of Common Stock. We plan to use the proceeds from the sale of the common stock to Blue Dolphin Exploration, together with the proceeds from our sale of assets to Fidelity Oil Holdings which is the subject of Proposal 2, to reduce our liabilities and to augment our working capital.

         In particular, we plan to make a $27.0 million partial payment on our indebtedness to Den norske Bank contemporaneously with closing of the Investment Agreement. This payment to Den norske Bank is a condition to Blue Dolphin Exploration's obligation to close the Investment Agreement with us. To make that payment, we intend to use all the proceeds from the Fidelity Oil Holdings transaction and a portion of our proceeds from the Blue Dolphin Exploration transaction. Additionally, we plan to use approximately $990,400 of the proceeds from the sale of common stock to Blue Dolphin Exploration to obtain a cancellation of our approximately $18.5 million of indebtedness under the TECO Note. We will instruct Blue Dolphin Exploration and Fidelity Oil Holdings to make payment of amounts they owe us under our contracts with them directly to our creditors, including Den norske Bank and the current holder of the TECO Note.

         Conditions to Closing. The closing of the Investment Agreement is subject to certain conditions, including but not limited to the following:

         o The Purchase and Sale Agreement must be closed simultaneously with the Investment Agreement.

         o All of our representations and warranties must be true and correct in all material respects.

         o We must have disposed of our subsidiary, Southern Gas, and Den norske Bank must have released us on our guarantee of Southern Gas' $12.5 million indebtedness to Den norske Bank that is secured by substantially all of the assets of Southern Gas and we must have been released from our guarantee of a volumetric production payment by Southern Gas to Austin Energy Funding Partners.

         o TECO, or any successor entity, must have released us from all liabilities on the TECO Note.

         o We must have repaid approximately $27.0 million of the principal amount of the DnB Note.

         o Blue Dolphin Exploration must have purchased the remaining balance of the DnB Note, reduced the outstanding balance of the DnB Note to $5.0 million and otherwise modified the DnB Note and related documents as discussed below under "--Other Agreements."

         o Our directors and officers must have entered into agreements to vote for and support Proposals 1 through 7.

         o We must have entered into the Management and Services Agreement and the Consulting Agreement discussed below under "--Other Agreements."

         o We must have entered into indemnity agreements with each new director chosen by Blue Dolphin Exploration.

         o All stock options outstanding under our 1994 Compensatory Stock Option Plan and each other option or warrant issued to our management to purchase our voting securities must have been canceled or terminated.

         o Our stockholders must have approved the Investment Agreement, the Purchase and Sale Agreement and the amendments to our Amended and Restated Certificate of Incorporation to increase our authorized common stock and to eliminate the classification of our board of directors. They must also have elected the nominees listed in Proposal 7 as directors effective as of the closing.

         o Our then incumbent board of directors must resign effective as of the closing.

         o All of our employees except Christopher McLindon and Leon Smith, and all employment agreements with our officers and other employees must have been terminated on terms acceptable to Blue Dolphin Exploration and our office in

                  Metairie, Louisiana must have been reduced in size to approximately 1,000 square feet.

         o All shares of preferred stock owned by Rick G. Avare and Douglas L. Hawthorne, which amount to approximately 83% of our preferred stock, must have been converted into shares of our common stock.

         o We must have paid all of our liabilities other than amounts due under the DnB Note purchased by Blue Dolphin Exploration, costs included in the calculation of the net purchase price and operational expenses approved by Blue Dolphin Exploration and these permitted liabilities must not exceed $3,802,000 by more than $50,000.

         o All of our liabilities to trade creditors associated with work performed by us for Chevron USA, Inc. must be paid in full or otherwise discharged and any related litigation must be dismissed.

         o The litigation pending in the United States Bankruptcy Court in Lexington, Kentucky alleging the fraudulent transfer of the assets of Southern Gas Co., Inc. to Southern Gas must be settled or dismissed.

         o Pending the closing, unless consented to by Blue Dolphin Exploration, we must not have:

                  o made any expenditures or incurred any liabilities of more than $500;

                  o        borrowed any monies or issued any debt securities;

                  o        entered into any employment contracts;

                  o        disposed of any assets;

                  o        amended our certificate of incorporation or bylaws;

                  o paid any dividends or bonuses or granted any severance arrangements;

                  o issued or sold or contracted to issue and sell any options, warrants or rights to subscribe to acquire shares of common stock; or

                  o issued any shares of common stock, except as dividends on our preferred stock and except for options and warrants to purchase shares of common stock that were outstanding on July 30, 1999.

We are obligated by the Investment Agreement to use commercially reasonable efforts to satisfy the closing conditions under the Investment Agreement.

         Indemnification. We agreed to indemnify Blue Dolphin Exploration and its affiliates for any and all claims, liabilities, losses and damages in excess of an aggregate of $25,000 which they incur as a result of our breach of any representations, warranties, or agreements or our failure to perform any of our obligations under the Investment Agreement.

         Termination. The Investment Agreement may be terminated if we and Blue Dolphin Exploration mutually consent to terminate it. Otherwise, the Investment Agreement may be terminated:

         o by Blue Dolphin Exploration if we fail to perform any material agreement or condition;

         o by us if Blue Dolphin Exploration fails to perform any material agreement or condition;

         o by us or Blue Dolphin Exploration if any governmental administrative, legal or investigative proceeding relating to the transactions contemplated by the Investment Agreement is pending or threatened; or

         o by us or Blue Dolphin Exploration if the Investment Agreement and Purchase and Sale Agreement have not been closed by December 31, 1999 if the terminating party is not in material breach of any of its obligations under the Investment Agreement.

OTHER AGREEMENTS

         The following summaries are of various agreements that we expect will be entered into in connection with the closing of the Investment Agreement because they are, directly or indirectly, required by the terms of the Investment Agreement.

         Reductions of Our Indebtedness under the DnB Note. We were indebted to Den norske Bank in the aggregate principal amount of approximately $67.4 million at June 30, 1999. We are in default on the DnB Note and, for that reason, the entire amount that we owe under the note is reflected in our balance sheet as a current liability.

         As a result of three transactions, we expect that our indebtedness under the DnB Note will be reduced to only $5.0 million in principal amount at the closing date of the Investment Agreement:

         o Approximately $12.5 million of our indebtedness under the DnB Note will be eliminated in connection with our sale of our Appalachian assets, the ratification of which is the subject of Proposal 3.

         o Approximately $27.0 million of our indebtedness will be repaid when we apply the net proceeds of the sale of 80% of our Gulf of Mexico assets to Fidelity Oil

                  Holdings together with a portion of the proceeds from our sale of common stock to Blue Dolphin Exploration for that purpose.

         o Remaining balance under the DnB Note will be reduced to $5.0 million in principal amount when, as discussed below, Blue Dolphin Exploration buys the DnB Note at the closing of the Investment Agreement and forgives our then remaining indebtedness under the DnB Note.

         Purchase of DnB Note by Blue Dolphin Exploration. Blue Dolphin Exploration will purchase the DnB Note from Den norske Bank contemporaneously with the closing of the Investment Agreement. Blue Dolphin Exploration will also acquire from Den norske Bank the liens on substantially all of our assets that secure the DnB Note, other than the assets we sell to Fidelity Oil Holdings which will be released from those liens.

         We expect that the purchase will be made by Blue Dolphin Exploration under the terms of an agreement between Den norske Bank and its affiliate, DNB Energy Assets, Inc., on the one hand, and Blue Dolphin Exploration and Fidelity Oil Holdings, on the other. We expect that the term of this Agreement will provide that Den norske Bank will receive a total purchase price consisting of an initial cash purchase price for the DnB Note and the right to receive an additional, contingent payment based on the future net revenues from our Gulf of Mexico assets.

         The initial cash purchase price of the DnB Note is estimated to be approximately $27.0 million plus interest accruing on the $20.0 million proceeds from our transaction with Fidelity Oil Holdings, subject to adjustment. Den norske Bank will be deemed to have received full payment of the initial cash purchase price if Blue Dolphin Exploration and Fidelity Oil Holdings cause us to repay a portion of our indebtedness to Den norske Bank equal to that cash purchase price using:

         o all of the proceeds to us from our sale of assets to Fidelity Oil Holdings; and

         o a portion of the proceeds from our sale of common stock to Blue Dolphin Exploration.

We expect that we will make these payments to Den norske Bank. We plan to do so by instructing each of Fidelity Oil Holdings and Blue Dolphin Exploration to direct payments to Den norske Bank that would otherwise be paid by them to us in connection with the closings of their transactions with us.

         We expect that Den norske Bank will also be entitled to receive an additional, contingent payment for its sale of the DnB Note if the combined, cumulative net revenues received by us and Fidelity Oil Holdings that are attributable to proved oil and gas reserves that we owned in the Gulf of Mexico as of January 1, 1999, exceed $30.0 million during the period from January 1, 1999 through December 31, 2001. The additional payment to which Den norske Bank will be entitled will be equal to 50% of the net revenues in excess of $30.0 million during that period.

Any contingent compensation that is due to Den norske Bank is payable on or before March 15, 2002.

         We plan to contractually obligate ourselves to pay 20% of any contingent compensation amount due Den norske Bank by entering into an agreement among Blue Dolphin Exploration, Fidelity Oil Holdings and us. Under the same agreement, we will generally acknowledge and consent to the agreement for the purchase of DnB Note and the various transactions contemplated by that agreement.

         Modification of the DnB Note. Contemporaneously with its acquisition of the DnB Note, we expect that Blue Dolphin Exploration will agree to modify the DnB Note and related loan and security documentation in a manner favorable to us. We expect these modifications will be accomplished by amending the loan documents relating to the DnB Note to provide as follows:

         o Our indebtedness under the DnB Note will be reduced to $5.0 million in principal amount.

         o The events of default to which we are now subject under our existing loan documentation with Den norske Bank will be limited so that an event of default will occur only if:

                  o we breach a representation, warranty, certification or statement in the amended loan documentation or in the Investment Agreement and, in either case, the breach is not cured within 10 days after we are given written notice of the breach;

                  o we fail to repay the indebtedness when due, if not forgiven at December 31, 2000; or

                  o we fail to pay to Den norske Bank any contingent compensation that we may owe under our agreement with Blue Dolphin Exploration and Fidelity Oil Holdings, as discussed under the caption "-- Purchase of DnB Note by Blue Dolphin Exploration," above.

         o The events of default to which we are now subject under our loan documentation with Den norske Bank would be restored, and would again become binding on us, if we default under the modified loan documentation or breach the Investment Agreement.

         o If we remain in compliance with the modified loan documents through December 31, 2000:

                  o we will not have to make payments of principal or interest under the DnB Note during that period; and

                  o we will be released from any further liability under the DnB Note on January 1, 2001.

         o The liens on our assets securing the DnB Note will be assigned to Blue Dolphin Exploration. These liens will also be modified so that they secure our obligation to pay our share of the contingent compensation, if any, that may become due to Den norske Bank under the Note Purchase Agreement. These liens will therefore remain in place until our liability for the contingent amount, if any, is known and is paid. Accordingly, the liens will remain in place until December 31, 2001, even if our liability under the DnB Note is forgiven at December 31, 2000, in accordance with the modified loan documentation.

         o Blue Dolphin Exploration will refrain from exercising or enforcing through December 31, 2001, any of its remaining rights that arose because of our defaults under the DnB Note and related loan documentation before they are modified, if we do not default under the modified loan documents.

         o Blue Dolphin Exploration has advised us that it will likely agree to subordinate its lien on our assets to the right of Den norske Bank to be paid the amount of any contingent compensation that we may in the future owe under the agreements, discussed under the caption "-- Purchase of DnB Note by Blue Dolphin Exploration," above.

         TECO Note Settlement Agreement. On March 6, 1999, TECO sold the $18.5 million TECO Note to R. Hale Energy Services, Inc. ("Hale Energy"). Effective July 26, 1999, we entered into a Settlement Agreement with Hale Energy under which Hale Energy agreed to release us from all of our liabilities relating to the $18.5 million TECO Note in exchange for approximately $990,400 cash to be paid at or prior to the closing of the Investment Agreement and the Purchase and Sale Agreement.

         Voting and Support Agreements. To satisfy one of our obligations under the Investment Agreement, the following stockholders entered into Voting and Support Agreements with Blue Dolphin Exploration granting to Blue Dolphin Exploration irrevocable proxies to vote the shares of our common stock and preferred stock shown opposite their names below on the matters specified in the proxies:

                                                                      COMBINED VOTING POWER
                                                                      ----------------------
                                        NUMBER OF      NUMBER OF
                                        SHARES OF      SHARES OF       NUMBER    PERCENTAGE
                     NAME             COMMON STOCK  PREFERRED STOCK   OF VOTES    OF VOTES
                     ----             ------------  ---------------   ---------  ----------
Rick G. Avare .....................     1,429,046       187,500       2,179,046     15.86%
Douglas L. Hawthorne ..............       202,589         3,334         215,925      1.57%
Leonard K. Nave ...................       447,659             0         447,659      3.26%
Ralph A. Currie ...................       289,500             0         289,500      2.11%
Don Poole .........................       505,000             0         505,000      3.67%
Howard A. Settle ..................       150,000             0         150,000      1.09%
Len Aldridge ......................        50,000             0          50,000      0.36%
Den norske Bank and affiliate .....       500,000             0         500,000      3.64%
TECO Oil & Gas, Inc.(1) ...........     2,751,852             0       2,751,852     20.03%
                                        ---------     ---------       ---------     -----
         Total ....................     6,325,646       190,834       7,088,982     51.59%
                                        =========     =========       =========     =====

---------------

(1) TECO granted Hale Energy an option to purchase the shares of our common stock that it owns. Hale Energy has entered into Voting and Support Agreement with Blue Dolphin Exploration.

         The Voting and Support Agreements give Blue Dolphin Exploration irrevocable proxies to cast a total of 7,088,982 votes at the Annual Meeting for approval of Proposals 1 through 7, which constitutes approximately 51.6% of all votes entitled to be cast at the meeting. Blue Dolphin Exploration has advised us that it presently intends to vote all shares for which it has proxies for approval of Proposals 1 through 7, thus assuring their approval at the Annual Meeting if it does so.

         The Voting and Support Agreements also requires the stockholders who are parties to the agreements to, among other things:

         o convert their shares of preferred stock into shares of common stock prior to the closing;

         o refrain from selling, transferring or pledging their shares of or consenting to any amendments to our Amended and Restated Certificate of Incorporation or Bylaws; and

         o cooperate fully with Blue Dolphin Exploration and to support the transactions contemplated by the matters covered by the irrevocable proxies.

         Management and Administrative Services Agreement. The Investment Agreement requires that on or before the closing of the Purchase and Sale Agreement and the Investment Agreement, that we enter into a Management and Administrative Services Agreement with Blue Dolphin Services under which Blue Dolphin Services will provide all management and administrative services required to operate our business, including without limitation, accounting services, cash management, general land functions, contract negotiation and administration, regulatory compliance, records retention and marketing.

         As consideration for the services, we will pay Blue Dolphin Services a management fee of $83,333 per month. The management fee includes Blue Dolphin Services' out-of-pocket expenses and administrative support costs. We will be required to pay costs and expenses charged by outside tax, legal, engineering and other professional advisors engaged by Blue Dolphin Services to render services to us.

         The Management and Administrative Services Agreement will continue in force until December 31, 2000, and will continue in force thereafter on a year-to-year basis until either we or Blue Dolphin Services gives written notice of termination thirty days prior to the end of a calendar year.

         Consulting Agreement. The Investment Agreement requires that at the closing of the Purchase and Sale Agreement and the Investment Agreement that we enter into a Consulting Agreement with MAP II, L.L.C. ("MAP II"), under which MAP II will render consulting services to us in connection with our ongoing business. The consulting services include advising and consulting with us in connection with the conduct and development of our ongoing business operations and the preparation of financial reports and filings with the SEC.

         The Consulting Agreement requires that one or more of the following persons must be available to render the consulting services: Rick G. Avare, our President, David J. Stetson, our Vice President and General Counsel, Ralph A. Currie, our Vice President of Finance and Chief Financial Officer, and Karen M. Underwood, our Vice President for Compliance and Secretary. None of these persons are required to devote full time to the rendition of the services and are free to do any work or perform services for third parties unless such activity would cause or be a conflict of interest.

         As consideration for the consulting services, we will pay MAP II $7,000 per month and Fidelity Oil Holdings will fund the payment of $28,000 per month to Map II, for a aggregate of $35,000 per month. Our payments to MAP II will be guaranteed by Blue Dolphin Exploration. Neither MAP II nor any of the above named persons are required to incur any out-of-pocket expenses and they will be reimbursed for out-of-pocket expenses on a case by case basis only to the extent that we and Fidelity Oil Holdings agree.

         The Consulting Agreement automatically terminates on February 28, 2001, unless it is sooner terminated by mutual agreement or is terminated by us or MAP II because of a material breach by the non-terminating party.

         Rick G. Avare is a member and the administrative member of MAP II.

         New Indemnity Agreements. Our Amended and Restated Certificate of Incorporation provides for indemnification of directors to the full extent permitted by Section 145 of the Delaware General Corporation Law; however, those rights are not exclusive and Delaware law permits indemnification agreements to be entered into with directors.

         Promptly after the closing of the Purchase and Sale Agreement and the Investment Agreement and the election of the nominees listed in Proposal 7 as directors, we will enter into Indemnity Agreements with those directors, which will provide that we will hold harmless and indemnify each of our directors against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the director in connection with any threatened, pending, or completed action suit or proceeding, whether civil or criminal, administrative or investigative (including any action by us or in our right) to which the director is, or was or at any time becomes our director, employee or agent, or is or was serving or at any time serves at our request as a director, employee or agent or another corporation, partnership, joint venture, trust or other enterprise.

         Provided, however, that we will not be required to indemnify a director:

         o except to the extent that the aggregate losses to be indemnified exceeds the amount of the losses for which the director is indemnified under any policy of insurance purchased and maintained by us;

         o in respect to remuneration paid to a director if it is determined by a final judgment or other final adjudication that the remuneration was paid in violation of the law;

         o on account of any suit in which the final judgment is rendered against the director for an accounting of profits made from the purchase or sale by the director of our securities pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended;

         o on account of an action or omission of the director which is finally adjudged to constitute willful misconduct or to have been knowingly fraudulent or deliberately dishonest; or

         o if a final decision by a court having jurisdiction in the matter determines that the indemnification is unlawful.

         Revised Indemnity Agreements. We currently have indemnity agreements with our officers and directors that are substantially similar to the indemnity agreements to be entered into with Blue Dolphin Exploration's nominees for election as directors. Simultaneously with the closing of the Investment Agreement and the Purchase and Sale Agreement, the current indemnity agreements with our existing officers and directors will be terminated and we will enter into indemnity agreements with our existing officers and directors that are identical to the agreements we entered into with our new directors.

                                   PROPOSAL 2

         TO APPROVE THE PURCHASE AND SALE AGREEMENT UNDER WHICH WE WILL SELL TO FIDELITY OIL HOLDINGS, INC. AN UNDIVIDED 80% OF OUR INTEREST IN ALL OF OUR ASSETS IN THE GULF OF MEXICO.

VOTE REQUIRED

         Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of common stock and preferred stock, voting together as a single class.

RELATIONSHIP TO PROPOSAL 1

         The closing of the Purchase and Sale Agreement is conditioned upon the simultaneous closing of the Investment Agreement. Therefore, Proposal 2 will not be deemed to be approved unless Proposal 1 is approved also.

SUMMARY OF PURCHASE AND SALE AGREEMENT

         The following summary of the material terms of the Purchase and Sale Agreement is qualified in its entirety by reference to the Purchase and Sale Agreement between us and Fidelity Oil Holdings, a composite copy of which is attached to this Proxy Statement as Appendix B.

         Fidelity Oil Holdings. Fidelity Oil Holdings is a Delaware corporation with principal offices at 918 East Divide Avenue, Bismarck, North Dakota 58506-5650. Its principal business is the acquisition, exploration, development and production of oil and natural gas properties throughout the United States and the Gulf of Mexico.

         Sale of Assets. We entered into a Purchase and Sale Agreement, dated as of June 30, 1999, with Fidelity Oil Holdings under which we agreed to sell and Fidelity Oil Holdings agreed to purchase an undivided 80% of our right, title and interest in and to all of our Gulf of Mexico oil and gas leases, properties, platforms, equipment, fixtures, supplies, contracts and hydrocarbons. We refer to the various assets to be sold under the Purchase and Sale Agreement as the "Properties."

         Purchase Price. The purchase price for the 80% undivided interest in the Properties is $25,313,685, subject to certain adjustments.

         We believe the most important purchase price adjustment will be based on the revenues and expenses attributable to the Properties during the period January 1, 1999 through the date of closing the Purchase and Sale Agreement. This adjustment generally:

         o decreases the price to be paid by Fidelity Oil Holdings by the amount of revenue received by us with respect to the Properties; and

         o        increases the price by the amount equal to 80% of:

                  o the capital expenditures paid by us relating to the Properties;

                  o the general and administrative expenses paid by us relating to the Properties; and

                  o the lease operating expenses paid by us relating to the Properties.

         Other provisions of the Purchase and Sale Agreement provide that the purchase price for the Properties will be:

         o increased by any increase in our interest in hydrocarbons produced by the Properties;

         o increased by any reduction in our obligation to bear costs and expenses attributable to the ownership or operation of the Properties;

         o        decreased by $271,200 for marketing adjustments; and

         o decreased by reductions in value caused by title defects, environmental defects, casualty losses not covered by insurance, and reductions in revenues.

         We will instruct Fidelity Oil Holdings to pay the adjusted purchase price owed to us directly to Den norske Bank to reduce the principal balance due on the DnB Note.

         Conditions to Closing. The closing of the Purchase and Sale Agreement is subject to certain conditions, including but not limited to the following:

         o the Investment Agreement must be closed simultaneously with the Purchase and Sale Agreement;

         o all of our representations and warranties must be true and correct in all material respects;

         o all of our obligations must have been performed in all material respects;

         o no proceeding by a third party including any governmental authorities is pending or threatened that seeks to prevent the consummation of the transactions contemplated by the Purchase and Sale Agreement;

         o all approvals required from any governmental authorities must have been obtained;

         o the Purchase and Sale Agreement must have been approved by our stockholders; and

         o all preferential purchase rights relating to the Properties must have been waived or expired.

         Indemnification. We agreed to indemnify Fidelity Oil Holdings for any liabilities, losses, damages, costs and expenses attributable to:

         o third party claims related to the Properties which relate to any period prior to January 1, 1999; and

         o our breach or non-performance of our covenants under the Purchase and Sale Agreement.

We are required to indemnify Fidelity Oil Holdings only if the aggregate amount of all claims, liabilities, losses, damages, costs and expenses exceed an aggregate of $25,000. We are not required to indemnify Fidelity Oil Holdings for more than $1.0 million.

         Termination. The Purchase and Sale Agreement may be terminated if we and Fidelity Oil Holdings mutually consent to terminate it. Otherwise, the Purchase and Sale Agreement may be terminated:

         o by Fidelity Oil Holdings if we fail to comply with any material condition to the closing;

         o by us if Fidelity Oil Holdings fails to comply with any material condition to the closing;

         o by us or Fidelity Oil Holdings if the Purchase and Sale Agreement has not been closed by December 31, 1999; provided the terminating party is not in material breach of its obligations under the Purchase and Sale Agreement; and

         o by us or Fidelity Oil Holdings if the aggregate downward adjustment to the purchase price for title and environmental defects and casualty events exceeds $200,000.

                                   PROPOSAL 3

         TO RATIFY THE SALE OF ALL OF OUR APPALACHIAN OIL AND GAS PROPERTIES AND OPERATIONS, FORMERLY OWNED BY OUR SUBSIDIARY, SOUTHERN GAS CO. OF DELAWARE, INC., TO NAMI RESOURCES

VOTE REQUIRED

         Ratification of Proposal 3 requires the affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of common stock and preferred stock, voting together as a single class.

RELATIONSHIP TO PROPOSALS 1 AND 2

         The closing of the Investment Agreement and Purchase and Sale Agreement set forth in Proposals 1 and 2 is conditioned upon our sale of Southern Gas' assets, the release from our guaranty of Southern Gas' indebtedness and the release from all obligations under the performance guaranty with Austin Energy Funding Partners.

REASONS FOR SALE

         Our agreement with Blue Dolphin Exploration requires that we cause Southern Gas to sale its assets, that we be released from our guaranty of Southern Gas' indebtedness in the amount of $12.5 million with Den norske Bank and that we be released from our performance guaranty with Austin Energy Funding Partners. The sale of Southern Gas' assets might be deemed to be a part of the sale of substantially all of our assets. Therefore, we are asking you to ratify this sale.

DESCRIPTION OF THE TRANSACTION

         On August 13, 1999, Southern Gas entered into an Asset Purchase Agreement with Nami Resources under which Southern Gas agreed to sell and Nami Resources agreed to purchase substantially all of the tangible and intangible assets used by Southern Gas in the operation of its oil and gas properties for a purchase price of $12.5 million, the release of our guaranty of Southern Gas' indebtedness and the release from our obligations under the performance guaranty with Austin. The Asset Purchase Agreement was closed into escrow on September 10, 1999, pending final closing upon satisfaction of certain conditions.

SOUTHERN GAS

         Our wholly-owned subsidiary, Southern Gas, was engaged in the acquisition, exploration, development and production of oil and gas properties in southeastern Kentucky and Tennessee. Southern Gas also gathers and markets its natural gas. At December 31, 1998, Southern Gas' oil and gas properties included:

         o Working interests ranging from 5% to 100% in 482 gross gas wells that were producing or capable of producing;

         o        Leases on 2,000 undeveloped acres; and

         o        Three hundred miles of pipeline.

For a more detailed description of the oil and gas properties and operations owned by Southern Gas, please refer to "Item 1. Description of Business" and "Item 2. Description of Properties" in our Form 10-K for the fiscal year ended December 31, 1998 which is included in our Annual Report to Shareholders which is being mailed to stockholders along with this Proxy Statement.

NAMI RESOURCES

         Nami Resources is a Kentucky limited liability company that was formed for the purpose of purchasing Southern Gas' assets. None of our officers or directors are members or managers of Nami Resources or have any financial interest in Nami Resources. However, Nami Resources will employ approximately three persons who were previously employed by Southern Gas in non-executive positions.

                                   PROPOSAL 4

         TO RATIFY THE SALE OF ALL OF THE STOCK OF OUR WHOLLY-OWNED SUBSIDIARY THAT FORMERLY OWNED OUR APPALACHIAN ASSETS, SOUTHERN GAS CO. OF DELAWARE, INC., TO SOUTHERN GAS HOLDINGS L.L.C. WHICH IS CONTROLLED BY LEONARD K. NAVE WHO IS ONE OF OUR DIRECTORS.

VOTE REQUIRED

         Ratification of Proposal 4 requires the affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of common stock and preferred stock, voting together as a single class.

RELATIONSHIP TO PROPOSALS 1 AND 2

         The closing of the Investment Agreement and Purchase and Sale Agreement set forth in Proposals 1 and 2 is conditioned upon our sale of our interest in our wholly owned subsidiary, Southern Gas.

DESCRIPTION OF TRANSACTION

         Sale of Southern Stock. Our agreement with Blue Dolphin Exploration requires that we sell our interest in our wholly owned subsidiary, Southern Gas. We had previously sold, subject to delivery of a third-party consent, all of Southern Gas' oil and gas properties to Nami Resources and Southern Gas' only remaining assets were volumetric production payments receivable and tax refunds receivable with an aggregate book value of $226,000. Southern Gas is a party to litigation filed in Federal Bankruptcy Court by Wright Enterprises, has continuing obligations under the sale agreement with Nami Resources, has liabilities of approximately $68,000 and unknown contingent liabilities. It was determined by the Board that it would be difficult to locate a third-party purchaser within our time restraints and obtain the indemnification from a Purchaser as required under the Investment Agreement.

         To comply with the Investment Agreement, we have entered into a stock purchase agreement to convey all our shares of Southern Gas to Southern Gas Holding, LLC ("Southern Holding"), a Kentucky limited liability company. Southern Holding is owned by Mr. Leonard Nave and a family trust in which Leonard Nave is the trustee. Mr. Nave is a director of our Company and the president of Southern Gas.

         Southern Holding has agreed to acquire the Southern Gas shares for a nominal amount and provide us with a full indemnity for all past operations and activities, a full release from lease obligations on our office in Versailles, Kentucky and deliver a termination and release from Mr. Nave of any severance rights.

                                   PROPOSAL 5

         TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE ENTITLED TO ISSUE FROM 50,000,000 SHARES TO 70,000,000 SHARES.

PROPOSED AMENDMENT

         We propose that the first paragraph of Article Four of our Amended and Restated Certificate of Incorporation be deleted and that it will be replaced with the following paragraph:

                  "The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is Seventy- three Million (73,000,000), of which Seventy Million (70,000,000) shares having a par value of $.00001 per share shall be of a class designated "Common Stock" (or "Common Shares"), ONE MILLION (1,000,000) shares of preferred stock having a par value of $12.00 per share which shall be of a class designated SERIES 1993 8% CONVERTIBLE PREFERRED STOCK and TWO MILLION (2,000,000) shares having a par value of $.00001 per share shall be of a class designated "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications, limitations, or restrictions of the above classes of stock shall be as follows:"

VOTE REQUIRED

         Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the combined voting power of all of the shares of common stock and preferred stock, voting together as a single class.

         If approved by our stockholders, the amendment will become effective simultaneously with the closing of the Investment Agreement and the Purchase and Sale Agreement.

         Blue Dolphin Exploration has proxies entitling it to cast 7,088,982 votes at the Annual Meeting on Proposals 1 through 7 which constitutes approximately 51.6% of all votes entitled to be cast at the Annual Meeting. Blue Dolphin Exploration has advised us that it will cast all of its votes in favor of Proposal 5, thus assuring its approval.

REASONS FOR THIS PROPOSAL

         We do not have enough authorized shares of common stock to meet our issuance obligations. We have 50,000,000 shares of $.00001 par value common stock authorized, of which at August 31, 1999:

         o        12,820,257 shares were issued and outstanding;

         o        201,890 shares were issued and held by us as treasury shares;

         o 39,509,457 shares were reserved for issuance to Blue Dolphin Exploration pursuant to the Investment Agreement; and

         o 1,856,171 shares were reserved for issuance under certain warrants, options and conversion rights, excluding 1,738,910 shares reserved for issuance under our 1994 Compensatory Stock Option Plan, which will be canceled when the Purchase and Sale Agreement and the Investment Agreement are closed.

         Thus, an aggregate of 54,185,885 shares of common stock are issued or reserved for issuance but we are only entitled to issue 50,000,000 shares of common stock. Additionally, this proposal is made in connection with the consummation of the transactions contemplated by the Investment Agreement. If the Investment Agreement is approved by stockholders, Blue Dolphin Exploration will purchase shares of common stock equal to 75% of the combined voting power of all of our outstanding voting securities after this purchase.

         The remaining shares of our common stock that are not reserved for issuance, issued to Blue Dolphin Exploration in connection with the Investment Agreement, if approved by stockholders, or issued as dividends to holders of our preferred stock, will remain as authorized but unissued shares of common stock. Our board of directors believes that increase in the number of authorized shares of common stock is important to our future growth and will, in addition to facilitating the consummation of the transactions contemplated by the Investment Agreement, give us greater flexibility in considering and planning future operations, including acquisitions and the raising of capital. While we have no present plans for the issuance of shares of common stock other than in connection with the Investment Agreement, the ability to issue additional shares of common stock will enable us to act promptly if appropriate circumstances arise which require the issuance of common stock.

EFFECT OF THIS PROPOSAL

         The authorization of additional shares of common stock will not, by itself, have any effect on the rights of the holders of shares of common stock. However, the issuance of shares of common stock in connection with the Investment Agreement would, and any future issuances may, have a dilutive effect on the percentage of our equity owned by present holders of common stock.

         Holders of common stock do not have preemptive rights to subscribe for or purchase additional shares of common stock.

                                   PROPOSAL 6

         IF PROPOSAL 1 IS APPROVED, TO ELIMINATE ARTICLE ELEVEN OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTIVE WITH THE CLOSING OF THE INVESTMENT AGREEMENT TO END THE CLASSIFICATION OF OUR BOARD OF DIRECTORS INTO THREE CLASSES SO THAT ALL DIRECTORS WILL SERVE TERMS OF ONE YEAR OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

PROPOSED AMENDMENT

         The board of directors has unanimously approved and recommends that the stockholders adopt an amendment to our Amended and Restated Certificate of Incorporation to delete Article Eleven of our Amended and Restated Certificate of Incorporation to eliminate staggered terms of office for our board of directors.

         Article Eleven of our Amended and Restated Certificate of Incorporation currently provides for the division of the board of directors into three classes with each serving staggered three year terms. The purpose of dividing the directors into three classes was to promote continuity and stability in our management and policies by making an attempted takeover of us more difficult. A classified board of directors extends the time required to make a change in control of the board and tends to discourage any hostile takeover because it takes at least two annual meetings to make a change in control of the Board, since only a minority of the directors are elected at each meeting.

VOTE REQUIRED

         Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of common stock and preferred stock entitled to be voted at the Annual Meeting, voting together as a single class.

         If approved by our stockholders, the amendment will become effective simultaneously with the closing of the Investment Agreement and the Purchase and Sale Agreement.

         Blue Dolphin Exploration to cast 7,088,982 votes at the Annual Meeting on Proposals 1 through 7 which constitutes approximately 51.6% of all votes entitled to be cast at the Annual Meeting. Blue Dolphin Exploration has advised us that it will cast all of its votes in favor of Proposal 6, thus assuring its approval.

REASON FOR THE AMENDMENT

         The board of directors believes that the elimination of the classified board will allow stockholders to express their views annually regarding the board in its entirety by electing all directors annually and also help to ensure that each director will represent the interest of all stockholders. Additionally, following the closing of the Investment Agreement, Blue Dolphin Exploration will control our management and policies by virtue of its record ownership of shares of our common stock representing 75% of our total voting power. Consequently, we do not need the protection from a hostile takeover that a classified board provides.

EFFECT OF AMENDMENT

         If this proposal is approved, directors will be elected for and will serve one year terms until their successors are duly elected and qualified or until the earlier of their death, resignation or removal.

                                   PROPOSAL 7

         IF PROPOSALS 1 AND 6 ARE APPROVED, TO ELECT AS DIRECTORS THE FOLLOWING FIVE NOMINEES DESIGNATED BY BLUE DOLPHIN EXPLORATION COMPANY TO SERVE FOR A TERM OF ONE YEAR OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED, COMMENCING WITH THE CLOSING OF THE INVESTMENT AGREEMENT: IVAR SIEM; MICHAEL J. JACOBSON; JOHN P. ATWOOD; ANDREW R. AGOSTO; AND DOUGLAS L. HAWTHORNE.

VOTE REQUIRED

         The affirmative vote of the holders of a plurality of the shares of common stock and preferred stock voted at the Annual Meeting, voting together as a single class, is required to elect each director.

NOMINEES

         Blue Dolphin Exploration has designated the nominees named below for election to the board of directors. As required by the Investment Agreement, our board of directors has nominated those persons for election to the board if the Investment Agreement is approved by stockholders and is closed.

         Blue Dolphin Exploration has proxies entitling it to cast 7,088,982 votes at the Annual Meeting on Proposals 1 through 7 which constitutes 51.6% of all votes entitled to be cast at the Annual Meeting. Blue Dolphin Exploration has advised us that it will cast all of its votes for the following nominees, thus assuring their election.

                       NOMINEES FOR ELECTION AS DIRECTORS


              NAME                    AGE                   PRINCIPAL OCCUPATION                      DIRECTOR SINCE
              ----                    ---                   --------------------                      --------------
Ivar Siem........................     53    Director and Chairman of the Board of Blue                 October, 1999
                                            Dolphin Energy Company

Michael J. Jacobson..............     53    President and Chief Executive Officer of Blue
                                            Dolphin Energy Company                                    October, 1999

John P. Atwood...................     47    Vice President, Finance and Corporate
                                            Development Blue Dolphin Energy Company                         --

Andrew R. Agosto.................     38    Chief Operating Officer of CCNG, Inc.                           --

Douglas L. Hawthorne.............     57    Business Consultant                                            1993

         There are no family relationships among any of the above nominees. None of the above nominees, other than Mr. Hawthorne, owns, of record or beneficially, any of our equity securities. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The board of directors has no reason to believe that any nominee named herein will be unable to serve.

         Ivar Siem, age 53, has served as a director and Chairman of the Board of Blue Dolphin Energy Company since 1989 and a director of Blue Dolphin Exploration since 1989. Mr. Siem is currently a member of the boards of directors of Avenir A/S and Grey Wolf, Inc. Since 1995, he has served on the board of directors of Grey Wolf, Inc., during which time he served as Chairman from 1995 to 1998 and interim President in 1995 during its restructuring. Since 1985, he has been an international consultant in energy, technology and finance. He has served as Director of Business Development for Norwegian Petroleum Consultants and as an independent consultant to the oil and gas exploration and production industry based in London, England. Mr. Siem holds a Bachelor of Science Degree in Mechanical Engineering from the University of California, Berkley, and an executive MBA from Amos Tuck School of Business, Dartmouth University.

         Michael J. Jacobson, age 53, has served as President and Chief Executive Officer of Blue Dolphin Energy Company since 1990 and a director of Blue Dolphin Exploration since 1990. Mr. Jacobson has been a member of several Boards of Directors, including Volvo Petroleum, Inc., W.L. Somner Company, Inc., and Flagstaff Corporation. He has been associated with the energy industry since 1968, serving in various senior management capacities since 1980. Mr. Jacobson served as Senior Vice President and Chief Financial and Administrative Officer for Creole International, Inc., as well as Vice President of Operations for the parent holding company, from 1985 until joining the Company in 1990. He has also served as Vice President and Chief Financial Officer of Volvo Petroleum, Inc., and for certain Fred. Olsen oil and gas interests. Mr. Jacobson holds a Bachelor of Science Degree in Finance from the University of Colorado.

         John P. Atwood, age 47, is Vice President, Finance and Corporate Development of Blue Dolphin Energy Company. Mr. Atwood has been associated with the energy industry since 1974, serving in various management capacities since 1981. Prior to joining Blue Dolphin Energy Company in April 1991, he served as Senior Vice President for Glickenhaus Energy Corporation. Mr. Atwood was a member of the senior management team, directly responsible for the financial reporting, land and administrative functions of the company. He has also served as Area Land Manager for CSX Oil & Gas Corporation and Division Land Manager for Hamilton Brothers Oil Company/Volvo Petroleum, Inc. Mr. Atwood served in various land capacities for Tenneco Oil Company from 1977 to 1981. Mr. Atwood is a Certified Professional Landman and holds a Bachelor of Arts Degree from Oklahoma City University and a Master of Business Administration Degree from Houston Baptist University. Mr. Atwood served as Vice President of Land of Blue Dolphin Energy Company from 1991 until his appointment as Vice President of Finance and Corporate Development in 1998.

         Andrew R. Agosto, age 38, is Senior Vice President and Chief Operating Officer of CCNG, Inc. Mr. Agosto has been associated with the energy industry in various capacities since 1982. Mr. Agosto in his capacity as Chief Operating Officer of CCNG, Inc. is responsible for the company's activities in the energy sector including exploration and production, natural gas transportation and marketing and new business development. Prior to joining CCNG, Inc., Mr. Agosto served in various capacities with Shell Exploration and Production Company from 1986 to 1997, including Area Manager - Williston Basin, Continental Division. Mr. Agosto is a Registered Professional Petroleum Engineer. He holds a Bachelor of Science Degree in Chemical Engineering from Texas A&M University.

         Douglas L. Hawthorne, age 57, has served as a director and Chairman of the Board of American Resources Offshore, Inc, since March 1993 and a director of Southern Gas Co. of Delaware, Inc. since February 1994. Mr. Hawthorne has served on the Executive Committee (since April 1997), the Compensation Committee (since August 1996) and the Audit Committee (from August 1996 until July 1997) of American Resources Offshore, Inc. Mr. Hawthorne has served as a director of Bullet Sports International, Inc. since 1995 and he has been a principal of Carillon Capital, Inc., a Dayton, Ohio investment banking firm, since 1992.

                                   PROPOSAL 8

         TO ELECT AS DIRECTORS THE FOLLOWING THREE NOMINEES TO SERVE FOR TERMS OF THREE YEARS EACH OR UNTIL THE CLOSING OF THE INVESTMENT AGREEMENT, WHICHEVER OCCURS FIRST: LEONARD K. NAVE; LEN ALDRIDGE; AND ROBERT L. MCINTYRE.

VOTE REQUIRED

         The affirmative vote of the holders of a plurality of the shares of common stock and preferred stock voted at the Annual Meeting, voting together as a single class, is required to elect each director.

NOMINEES

         Our board of directors is divided into three classes with staggered three year terms. In accordance with our bylaws, the board of directors has fixed the number of directors at seven. The terms of Messrs. Leonard K. Nave, Len Aldridge and Robert L. McIntyre, expire in 1999.

         Our board of directors has nominated Leonard K. Nave, Len Aldridge and Robert L. McIntyre for election as directors at the Annual Meeting. If elected, Messrs. Nave, Aldridge and McIntyre will hold office until our annual meeting of 2002 or until the closing of the Investment Agreement, whichever comes first.

         There are no family relationships among any of our directors, nominees for director, or executive officers. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The board of directors has no reason to believe that any nominee named herein will be unable to serve.

         Set forth below is certain information with respect to each nominee for election as a director and each continuing director.

                       NOMINEES FOR ELECTION AS A DIRECTOR

           TERM OF OFFICE
           EXPIRES IN 2002               AGE                    PRINCIPAL OCCUPATION                   DIRECTOR SINCE
           ---------------               ---                    --------------------                   --------------
Leonard K. Nave.....................     64      Chairman, President and Chief Executive                    1994
                                                 Officer of Southern Gas Co. of Delaware, Inc.

Len Aldridge........................     62      Real Estate Management and Development                     1997

Robert L. McIntyre..................     53      Attorney at Law                                            1997

                         DIRECTORS CONTINUING IN OFFICE

           TERM OF OFFICE
           EXPIRES IN 2000               AGE                    PRINCIPAL OCCUPATION                   DIRECTOR SINCE
           ---------------               ---                    --------------------                   --------------
Rick G. Avare.......................     37      President and Chief Executive Officer of the               1994
                                                 Company
David Fox, Jr.......................     78      President of Appalachian Production Company                1996
                                                 and President and Chairman of the Board of
                                                 FGO, Inc.
Ivar Siem(1)........................     53      Director and Chairman of the Board of Blue                 1999
                                                 Dolphin Energy Company
Michael J. Jacobson(1)..............     53      President and Chief Executive Officer of Blue              1999
                                                 Dolphin Energy Company


           TERM OF OFFICE
           EXPIRES IN 2001               AGE                    PRINCIPAL OCCUPATION                   DIRECTOR SINCE
           ---------------               ---                    --------------------                   --------------
Douglas L. Hawthorne................     57      Business Consultant                                        1993

Joseph P. Shields...................     52      Senior Vice President, Energy Services for New             1998
                                                 Jersey Natural Gas Company

-------------------

(1) Pursuant to the terms of the Investment Agreement, Ivar Siem and Michael J. Jacobson were appointed to the board of directors.

         Biographical information on all of the above persons is included under the caption "Directors and Executive Officers" below.

                                   PROPOSAL 9

         TO RATIFY THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS OUR AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

         Ratification of Proposal 9 requires the affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of common stock preferred stock voted at the Annual Meeting, voting together as a single class.

         Ernst & Young LLP served as our independent auditors for fiscal year ended December 31, 1998. The board of directors is of the opinion that Ernst & Young LLP is well qualified to continue such service and recommends that the stockholders vote FOR ratification of the selection of Ernst & Young LLP. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, to have the opportunity to make a statement if they so desire, and to be available to respond to appropriate questions.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Information concerning the names, ages, positions and business experience of our directors and executive officers is set forth below.

         NAME                                  AGE                         POSITION
         ----                                  ---                         --------
Rick G. Avare(1).........................       37      Director, President and Chief Executive Officer

Douglas L. Hawthorne(1)(2)...............       57      Chairman of the Board

Leonard K. Nave(1).......................       64      Director

David Fox, Jr.(3)........................       78      Director

Len Aldridge(3)..........................       62      Director

Robert L. McIntyre(2)....................       53      Director

Joseph P. Shields(3).....................       42      Director

Ivar Siem(1)(4)..........................       53      Director

Michael J. Jacobson(4)...................       53      Director

Ralph A. Currie..........................       45      Vice President of Finance, Chief Financial Officer and Treasurer

David J. Stetson.........................       43      Vice President, General Counsel and Assistant Corporate
                                                         Secretary

Karen M. Underwood.......................       43      Vice President of Corporate Compliance and Corporate
                                                         Secretary

---------------

(1)      Member of Executive Committee.

(2)      Member of Compensation Committee.

(3)      Member of Audit Committee.

(4) Appointed as a director in October 1999, in accordance with the Investment Agreement.

         Our directors are elected to hold office for terms of one to three years, respectively, or until their respective successors are duly elected and qualified. Our officers are elected annually by the board of directors and hold office until their successors are duly elected and qualified.

         Rick G. Avare, age 37, has served as our President and Chief Executive Officer since May 1996, and as a director since September 1994. Mr. Avare has served on the Executive Committee of the board of directors since its establishment in April 1997. He has also held various executive and director positions with our subsidiaries since 1994. Mr. Avare served as our Chief Operating Officer and Executive Vice President from August 1995 until May 1996, and he served as our Chief Financial Officer from September 1994 through December 1995. Mr. Avare also serves as Administrative Member of Prima Capital, LLC and MAP II, LLC. Mr. Avare is a certified public accountant.

         Douglas L. Hawthorne, age 57, has served as a director and Chairman of the Board since March 1993 and has been a director of Southern Gas since February 1994. Mr. Hawthorne has served on the Executive Committee since April 1997, the Compensation Committee since August 1996 and the Audit Committee from August 1996 until July 1997. Mr. Hawthorne has been a principal of Carillon Capital, Inc., a Dayton, Ohio investment banking firm, since 1992.

         Leonard K. Nave, age 64, has served as Chairman of the Board, Chief Executive Officer, and President of Southern Gas since February 1994. He has also served as one of our directors since September 1994. Mr. Nave has served on the Executive Committee since April 1997. Mr. Nave has served as a director of Bullet Sports International, Inc. since 1995. Mr. Nave has served as President and a director of Woodway Farms, Inc. since August 1983. In February 1996, Mr. Nave filed for reorganization and protection under Chapter 11 of the United States Bankruptcy Code. This action was initiated primarily because of the attempted enforcement of certain guaranties which Mr. Nave had signed on behalf of an unrelated corporation. Mr. Nave's discharge from Chapter 11 was effective March 18, 1998. Mr. Nave is a member of the Kentucky Bar Association.

         David Fox, Jr., age 78, has served as a director since August 1996. Mr. Fox has served on the Compensation Committee since August 1996, on the Audit Committee since September 1997, and on the Audit Committee from August 1996 until July 1997. Mr. Fox has served as Vice Chairman and Secretary-Treasurer of McJunkin Appalachian Oil Field Supply Company since 1989. He also serves as President of Appalachian Production Co., an oil and gas producing company, President and Chairman of the Board of FGO, Inc., a West Virginia residential real estate development company, and as a Director of River Cities Association; Bank One, West Virginia, Charleston; the Marshall University Foundation and the Huntington Museum of Art. During the past five years, Mr. Fox also served as a Director of KYOWVA Container Corporation and Bank One, West Virginia, as well as President of the Marshall Foundation.

         Len Aldridge, age 62, has served as a director and a member of the Audit Committee since July 1997. He has served as Vice President of Limited Partners of Lexington, a Kentucky corporation engaged in the development and management of real estate, since March 1994. Mr. Aldridge also currently holds the following positions: Partner of Poole & Aldridge (since 1975), Vice President of Poole Enterprises, Inc. (since 1988), Director of Rafferty's Inc. (since 1991), Vice President/Treasurer of Mason Headley Development (since 1994) and Director of First Security Bank of Lexington (since 1997). Mr. Aldridge is a certified public accountant.

         Robert L. McIntyre, age 53, has served as a director and as a member of the Compensation Committee since July 1997. From April 1992 through September 1996, he was a partner with the law firm of Breeding, McIntyre & Cunningham, PSC, Lexington, Kentucky, managing the firm's energy, corporate, transactional and international practice. He has been Of Counsel to the law firm of Breeding, Cunningham, Dance and Cress, PLC, Lexington, Kentucky, since October 1996. He is a member of the State Bar Associations of Kentucky and Texas.

         Joseph P. Shields, age 42, has served as a director and a member of the Audit Committee since June 1998. Mr. Shields has been an employee of New Jersey Natural Gas

Company since 1983 where he served as Manager of Gas Supply Operations from 1990 to 1995, as Director of Gas Supply from 1995 to 1996, as Vice President of Gas Supply from January 1996 to January 1997, and as Senior Vice President, Energy Services, since January 1997.

         Ivar Siem, age 53, has served as a director and Chairman of the Board of Blue Dolphin Energy Company since 1989 and a director of Blue Dolphin Exploration since 1989. Mr. Siem is currently a member of the Boards of Directors of Avenir A/S and Grey Wolf, Inc. Since 1995, he has served on the board of directors of Grey Wolf, Inc., during which time he served as Chairman from 1995 to 1998 and interim President in 1995 during its restructuring. Since 1985, he has been an international consultant in energy, technology and finance. He has served as Director of Business Development for Norwegian Petroleum Consultants and as an independent consultant to the oil and gas exploration and production industry based in London, England.

         Michael J. Jacobson, age 53, has served as President and Chief Executive Officer of Blue Dolphin Energy Company since 1990 and a director of Blue Dolphin Exploration since 1990. Mr. Jacobson has been a member of several Boards of Directors, including Volvo Petroleum, Inc., W.L. Somner Company, Inc., and Flagstaff Corporation. He has been associated with the energy industry since 1968, serving in various senior management capacities since 1980. Mr. Jacobson served as Senior Vice President and Chief Financial and Administrative Officer for Creole International, Inc., as well as Vice President of Operations for the parent holding company, from 1985 until joining the Company in 1990. He has also served as Vice President and Chief Financial Officer of Volvo Petroleum, Inc., and for certain Fred. Olsen oil and gas interests.

         Ralph A. Currie, age 45, has served as Vice President, Treasurer and Chief Financial Officer since 1997. He has also held various executive and director positions with our wholly-owned subsidiaries since 1997. Mr. Currie has served as Chief Financial Officer of American Rehabilitation Group, P.S.C., a Kentucky-wide physical therapy company, since 1994. From 1991 to 1994, he was a partner with the regional business and financial planning firm of Cramer, Currie & Company, Lexington, Kentucky. Mr. Currie is a certified public accountant.

         David J. Stetson, age 43, has served as Vice President since June 1998, and as General Counsel and Assistant Corporate Secretary since January 1997. Mr. Stetson was engaged in the private practice of law from 1982 to 1997.

         Karen M. Underwood, age 43, has served as Corporate Secretary since January 1996 and as Vice President-Corporate Compliance since July 1997. She also has served as a director, Vice President-Administration and Corporate Secretary of Southern Gas since February 1994.

         Set forth below is the name, age and position of each person who will serve as one of our executive officers if Proposal 1 is approved.

         NAME                                              AGE         POSITION
         ----                                              ---         --------
Ivar Siem...........................................       53          President

John P. Atwood......................................       47          Vice President and Secretary

G. Brian Lloyd......................................       40          Vice President and Treasurer

         Biographical information on Mr. Atwood is included in Proposal 7 under the caption "NOMINEES." Biographical information on Mr. Siem appears above.

         G. Brian Lloyd, age 40, is Vice President, Treasurer and Secretary of Blue Dolphin Energy Company. Mr. Lloyd is a Certified Public Accountant and has been employed by Blue Dolphin Energy Company since December 1985. Prior to joining Blue Dolphin Energy Company, he was an accountant for DeNovo Oil and Gas Inc., an independent oil and gas company. Mr. Lloyd received a Bachelor of Science Degree in Finance from Miami University, Oxford, Ohio in 1982 and attended the University of Houston in 1983 and 1984. Mr. Lloyd has served as Secretary of the Blue Dolphin Energy Company since May 1989, Treasurer since September 1989 and Vice President since March 1998.

MEETINGS AND COMPENSATION

         During the year ended December 31, 1998, the Board of directors met on eleven occasions, either in person or telephonically. Each director attended at least 75% of the meetings of the board of directors except for Robert L. McIntyre and Joseph P. Shields who attended 64% and 63%, respectively.

         During 1998, our non-employee directors, Messrs. Fox, Aldridge, McIntyre and Shields, received $750 for each regular meeting of the board of directors; and they were reimbursed for reasonable travel expenses incurred, if any, in connection with their attendance at the meetings. The Chairman of the Board, Douglas L. Hawthorne, received a total of $25,500 for his services during 1998 and was also reimbursed for reasonable travel expenses incurred by him during the year. In addition, non-employee directors are eligible for stock options granted under our 1994 Compensatory Stock Option Plan.

         Executive Committee. The Executive Committee is composed of Messrs. Hawthorne, Nave, Avare and Siem. The Committee has all of the powers and authority of the board of directors in the management of the business, including the declaration of dividends on preferred stock and the sale and issuance of shares of common and preferred stock; provided, however, that the Committee does not have the power or authority to approve, adopt or recommend to the stockholders any action or matter expressly required by the Delaware General Corporation Laws to be submitted to stockholders for approval, or to adopt, amend or repeal any by-law. The Executive Committee met six times during 1998. Mr. Siem was appointed to this committee in October 1999.

         Audit Committee. The Audit Committee is composed of Messrs. Aldridge, Fox and Shields. The Audit Committee's duties include:

         o        recommending the selection of independent auditors;

         o reviewing the scope and results of the audit made by our auditors;

         o ensuring that disagreements, if any, as to the application of generally accepted accounting principles are resolved to the satisfaction of our auditors; and

         o reviewing our financial reporting activities and the accounting standards and principles we follow. The Audit Committee met one time during 1998.

         Compensation Committee. The Compensation Committee is composed of Messrs. Hawthorne, Fox and McIntyre. The Compensation Committee makes recommendations to the full board of directors regarding salaries and benefits provided to executive officers and the establishment of various employee benefit plans. The Compensation Committee met two times during 1998.

FAMILY RELATIONSHIPS

         There are no family relationships among our directors, executive officers or persons nominated or chosen to become directors or executive officers.

LEGAL PROCEEDINGS

         During the past five years, none of our directors or executive officers or persons nominated or chosen to become directors or executive officers were general partners or executive officers of any business either at the time a bankruptcy petition was filed by or against such business or within two years prior to that time.

         During the past five years, none of our directors or executive officers or persons nominated or chosen to become directors or executive officers were:

         o convicted in any criminal proceeding or the subject of any criminal proceeding (other than traffic violations and other minor offenses);

         o subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

         o found by a court of competent jurisdiction in a civil proceeding, the SEC or the Commodities Trading Commission, to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to us or written representations that no other reports were required, we believe that during the 1998 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Leonard K. Nave inadvertently filed his Form 4 for the month of July 1998 two weeks late. The report contained one transaction wherein stock was transferred in payment of a loan.

EXECUTIVE COMPENSATION

         The table below sets forth information concerning the annual and long-term compensation for services to us and our former subsidiary, Southern Gas, for the fiscal years ended December 31, 1998, 1997 and 1996 of those persons who were, at December 31, 1998 the chief executive officer and the other four most highly compensated executive officers (the "Named Officers"):

                                         SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                             --------------------------------------------------------  ---------------------------
                                                                                          AWARDS          PAYOUTS
                                                                                       -------------     ---------
                                                                           OTHER        SECURITIES
                                                                           ANNUAL       UNDERLYING                    ALL OTHER
                                           SALARY          BONUS        COMPENSATION       STOCK           LTIP     COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR           ($)            ($)             ($)           OPTIONS         PAYOUTS        ($)
---------------------------- -------     -----------    -----------    --------------  -------------     ---------  --------------
Rick G. Avare...............  1998           183,429             --          11,269(3)            --            --        10,000(2)
  President and Chief         1997           166,455        140,000          12,615(3)            --            --         8,000(2)
  Executive Officer           1996           137,684         50,000          17,400(4)       225,000            --         6,846(2)

Douglas L. Hawthorne(1).....  1998                --             --            26,006             --            --              --
  Chairman of the Board       1997                --             --            40,000             --            --              --
                              1996                --             --            60,000             --            --              --

Leonard K. Nave.............  1998           175,781             --             5,976             --                       8,757(2)
  Chairman of the Board,      1997           175,000             --             4,655             --            --         8,000(2)
  President and Chief         1996           175,761             --             3,281         25,000            --         8,750(2)
  Executive Officer --
  Southern Gas

William M. Gray(6)..........  1998           168,261             --             8,966             --            --         4,189(2)
  President and Chief         1997                --             --                --             --            --              --
  Operating Officer of a      1996                --             --                --             --            --              --
  wholly-owned subsidiary

Jack G. Bryant(7)...........  1998           150,761             --             1,433             --            --              --
  Geologist                   1997                --             --                --        105,000            --              --
                              1996                --             --                --             --            --              --

Jonathan C. Garret(7).......  1998           120,761             --             8,835             --            --           5,202
  Engineer                    1997                --             --                --        105,000            --              --
                              1996                --             --                --             --

Ralph A. Currie(1)..........  1998           $92,704             --          $7,558(5)            --            --        $6,556(2)
Vice President & Chief        1997           $68,138        $32,000           7,200(5)            --            --              --
Financial Officer             1996                --             --                --             --            --              --

-----------------------
(1) The disclosures in this table for Messrs. Hawthorne and Currie have been provided for informational purposes only and in light of their status as significant employees of Company. SEC rules require only the disclosure of the four most highly compensated executive officers whose total annual salary and bonus exceeds $100,000.

(2) Represents contribution made on behalf of the Named Officer to a 401(k) plan.

(3)      Includes car allowance of $8,937.

(4)      Includes car allowance of $11,907.

(5)      Includes car allowance of $7,200.

(6)      Mr. Gray left our employ effective July 15, 1999.

(7) Messrs. Bryant and Garrett began their employment in December 1997. However, pursuant to the terms of their employment agreements, Messrs. Bryan and Garrett were granted options in fiscal 1997.


  No options or stock appreciation rights were granted during 1998.

         Shown below is information with respect to all unexercised options to purchase our common stock granted to the Named Officers through the end of fiscal year 1998. No options were exercised by the Named Officers during 1998. No stock appreciation rights have been granted.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES



                                  OPTIONS EXERCISED                NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED IN-THE-
                                     DURING 1998                 OPTIONS HELD AT YEAR END             MONEY OPTIONS AT YEAR END
                              --------------------------     ---------------------------------    ---------------------------------
                                SHARES          VALUE
                               ACQUIRED       REALIZED       EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
                              -----------    -----------     ------------     ----------------    -------------     ---------------
Rick G. Avare................      0         $        --          493,204            0            $    0            $      0
Douglas L. Hawthorne.........      0                  --          354,315            0                 0                   0
Leonard K. Nave..............      0                  --          271,603            0                 0                   0
William M. Gray..............      0                  --                0            0                 0                   0
Jack G. Bryant...............      0                  --           20,000          85,000              0                   0
Jonathan A. Garrett..........      0                  --           20,000          85,000              0                   0

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the board of directors establishes the policies governing, and makes recommendations to the board of directors concerning, executive compensation. None of the members of our Compensation Committee are employed by us.

         The Compensation Committee believes that the compensation of our executive management should:

         o    reward individual performance and meritorious service;

         o    provide an incentive to improve our performance;

         o    reflect our progress in accomplishing our strategic goals; and

         o be adequately competitive to attract and retain experienced and talented individuals.

         The Compensation Committee is of the opinion that it should establish and recommend to the board for approval the compensation arrangements between us and the individual(s) holding the positions of Chairman, Chief Executive Officer and President. With respect to our other highly compensated executive officers and all of our other officers, it is the Compensation Committee's position that it should and will rely heavily on the recommendations made to it by our Chief Executive Officer. The Compensation Committee believes that our Chief Executive Officer is in the best position to evaluate the contributions made by individual executive officers and their value to us. In making his recommendations to the Compensation Committee, our

Chief Executive Officer is expected to adhere to the general compensation philosophy set forth above. The Compensation Committee also understands that individual compensation recommendations will reflect the Chief Executive Officer's consideration of such factors as position and tenure, degree of responsibilities, planned changes in functional responsibilities and such subjective matters as individual performance and the importance of that officer to our successful operation. Neither our profitability nor the market price of our stock is considered in setting the base salaries of our executive officers.

         Finally, the Compensation Committee reviews the results of executive compensation studies prepared for distribution by independent consulting firms to determine how our compensation levels compare to other similarly situated companies. Companies listed in various surveys whose asset size and amount of premium income are comparable to ours are the companies with whom compensation levels are compared on a position-by-position basis.

         The primary component of compensation awarded to executive officers during 1998 consisted of base salary. Historically, executive bonuses were paid as a form of incentive compensation based upon the net increase in our proved producing reserves and our net income before taxes during the bonus period. Due to our financial position at the end of the year, no bonuses were paid to executive officers for fiscal 1998.

         The Committee is of the position that in light of the efforts that will have to be expended as we seek to restructure our company, as previously announced by us and discussed in our Report on Form 10-Q for the Quarter Ended June 30, 1999 and elsewhere in this Proxy Statement, it is in the best interest of our stockholders for some of our executive officers located in our New Orleans office to be terminated and for each of our remaining executive officers who are employed pursuant to an employment agreement to enter into a Release and Termination of Employment Agreement (the "Severance Agreement"). Accordingly, the Compensation Committee approved and the board of directors ratified the following actions related to this matter:

         o the recommendation of Rick G. Avare, our Chief Executive Officer and President, that our senior executive officers receive increases in their base salary levels pursuant to the terms of their employment agreements but, due to our financial condition, that they not receive bonuses in 1998 and 1999;

         o    the acceptance of the resignation of Jonathan C. Garrett;

         o the execution of a Severance Agreement with each of Messrs. William M. Gray, Jack G. Bryant and Daniel Hall, these agreements having been negotiated on a case-by-case basis in light of each individual's particular situation; and

         o a resolution expressing the sense of the board of directors that if, in the board's opinion, we accomplish a successful restructuring plan, the board, upon and subject to the recommendations of the Compensation Committee, will execute a Severance Agreement with the individuals who serve as the:

            o   Chief Executive Officer;

            o   Chief Financial Officer;

            o   Vice President and General Counsel; and

            o   Vice President of Corporate Compliance and Corporate Secretary.

         The Severance Agreements will generally provide for severance payments to the specified executive officers in amounts which are negotiated on a case-by-case basis and approved by the Compensation Committee in the event their employment is terminated or their position, duties or salaries are materially decreased due to or in contemplation of our restructuring. The benefits payable under these Agreements would be in lieu of, and not in addition to, any severance pay that would otherwise be payable to the officer under any of our other plans or benefit agreements or arrangements.

         In our opinion, the Severance Agreements are essential to help preserve the value of the enterprise during the restructuring efforts because, as we stated in our Report on Form 10-Q for the Quarter ended June 30, 1999 and elsewhere in this Proxy Statement, the transaction we are contemplating with Blue Dolphin Exploration will result in a change in control. It is the Compensation Committee's belief that these arrangements are important in retaining qualified management and also providing an incentive to key executives to remain with us through a transition in ownership, if such a change were to occur, rather than to leave us.

         Our dominant strategic goals during 1998 were our continuing effort to restructure our company and implement cost reductions. Numerical tests, designed to measure the results of these actions, were not adopted to determine executive compensation. Neither our profitability nor the market value of our stock was considered in setting executive officer compensation' including any stock option grants, during 1998. Instead, the cash compensation to executive employees remained level or was increased pursuant to the terms of the employment agreements which were in place with Rick G. Avare, William M. Gray, Ralph A. Currie, David J. Stetson, Karen M. Underwood, Jack G. Bryant, Jonathan C. Garrett, Chris McLindon, and Daniel Hall.

         Stock options are awarded from time to time in order to attract, retain and motivate key executives by aligning their interests with those of stockholders and providing long-term incentives. During 1998, stock options were granted to Jonathan C. Garrett pursuant to the terms of his employment agreement in effect at that time.

         During 1998, Rick G. Avare's compensation was increased by recommendation of the Compensation Committee and approval of the board of directors as a result of his performance during 1997. The annual cash compensation paid to Mr. Avare, consisting solely of salary, was increased to $183,429 from the $166,455 paid to him the previous year pursuant to the terms of his employment agreement. Mr. Avare's compensation has not been specifically related to our performance.

         During 1998, there was no increase in the compensation paid Leonard K. Nave, the Chairman of the Board, President and Chief Executive Officer of Southern Gas. The actual cash compensation paid to Mr. Nave, consisting solely of salary, remained constant at $175,000. This level of compensation was first fixed in 1993 in an employment agreement between Mr. Nave and Southern Gas Company, Inc., which we assumed in 1994 when we acquired the Appalachian assets of Southern Gas Company, Inc. Mr. Nave's compensation has not been specifically related to our performance.

         The compensation of William M. Gray, President and Chief Operating Officer of our former wholly-owned subsidiary, was slightly increased in 1998 pursuant to the terms of his employment agreement. The annual cash compensation paid to Mr. Gray was increased to $168,261 from the $165,000 annual salary set out in the employment agreement we entered into with him in November of 1997. Mr. Gray's compensation has not been specifically related to our performance.

         The Compensation of Jack G. Bryant was paid pursuant to the terms of the employment agreement which we entered into with him in December of 1997. The annual cash compensation paid to Mr. Bryant was $150,761, and Mr. Bryant's compensation has not been specifically related to our performance.

         The compensation of Jonathan C. Garret was paid pursuant to the terms of the employment agreement which we entered into with him in January of 1998. The actual cash compensation paid to Mr. Garrett was $120,761, and Mr. Garrett's compensation has not been specifically related to our performance.

PERFORMANCE GRAPH

         The following graph shows the cumulative total stockholder returns on our common stock from December 31, 1993 to December 31, 1998 and compares these return to the performance of the CSRP Total Return Indexes for the NASDAQ Stock Market and a peer group index over the same period. We have not declared any dividends on our common stock during the period covered by this graph. The graph assumes $100.00 was invested on December 31, 1993 in our common stock.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN


                                    [GRAPHIC]

                                                                   DECEMBER 31,
                                           ----------------------------------------------------------
                                             1993      1994      1995      1996      1997      1998
                                           --------  --------  --------  --------  --------  --------
American Resources Offshore, Inc. ....     $ 100.00  $ 302.70  $  46.10  $  40.70  $  36.50  $   4.40
Peer Group(1) ........................     $ 100.00  $ 130.90  $ 139.17  $ 211.91  $ 194.96  $ 109.15
NASDAQ (U.S.) Index ..................     $ 100.00  $  97.80  $ 141.40  $ 173.90  $ 213.40  $ 300.00

-------------------

(1) Our peer group consists of all crude petroleum and natural gas exploration and production companies (Standard Industrial Classification Code - 1311) whose common stock is listed on the NASDAQ Stock Market.

EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

         On January 2, 1998, we entered into a two year employment agreement with Jonathan C. Garrett to serve as Vice President of Engineering for a salary of $130,000 per year with annual increases of not less than an amount equal to the cost or living increase for the previous year. Mr. Garrett resigned his position with us, effective July 15, 1999.

         On April 13, 1998, we entered into an employment agreement with Daniel
O. Hall for a salary of $130,000 per year with annual increases of not less than an amount equal to the cost or living increase for the previous year. Our employment agreement with Mr. Hall expired on April 12, 1999 and was not renewed.

         On March 1, 1998, we entered into a three year employment agreement with Karen M. Underwood to serve as Vice President of Corporate Compliance and Corporate Secretary of Company for a salary of $65,100 for the fist year, $67,100 for the second year and $69,000 for the third year. As discussed in "CERTAIN RELATIONSHIPS AND TRANSACTIONS-- Benefits Under Severance Agreements," we have entered into a Severance Agreement with Ms. Underwood.

TERMINATION OF AGREEMENTS

         The following agreements and plans which we previously entered into or adopted have been terminated or will be terminated on or before the closing of the Investment Agreement with Blue Dolphin Exploration and the Purchase and Sale Agreement with Fidelity Oil Holdings:

         o    All employment agreements with our officers and employees.

         o    All indemnity agreements with our officers and employees.

         o Change of Control Agreement with Rick G. Avare dated as of November 12, 1996.

         o    1994 Employee Stock Compensation Plan.

         o    1994 Compensatory Stock Option Plan.

         o    1996 Incentive Bonus Plan.

Our Investment Agreement with Blue Dolphin Exploration required us to amend Chris McLindon's employment agreement decreasing the term from March 2001 to one year from the date of Closing. We have agreed to pay Mr. McLindon $110,000 for the amendment to his employment agreement. Mr. McLindon is employed by us as a geologist.

                               SECURITY OWNERSHIP

         The following table reflects certain information regarding the beneficial ownership of our outstanding equity securities as of August 31, 1999, to the extent known to us. This information is included for (1) persons who own 5% or more of our equity securities, (2) directors, (3) the executive officers identified in the discussion under the heading "Executive Compensation" (the "Named Executives"), and (4) all our officers and directors as a group. Unless otherwise indicated, we believe that each person named below has the sole power to vote and dispose of the equity securities beneficially owned by such person.


                                                                                                            PRO FORMA(8)
                                                                                                   ------------------------------
                                                                     SHARES                            SHARES
           BENEFICIAL OWNER                      TITLE            BENEFICIALLY        PERCENT       BENEFICIALLY        PERCENT
             NAME/ADDRESS                      OF CLASS             OWNED(1)        OF CLASS(2)         OWNED           OF CLASS
--------------------------------------    -------------------     -------------     -----------    ---------------     ----------
Douglas L. Hawthorne(6)...............      Preferred Stock               3,334            1.45%                 0
4325 Delco Dell Road                         Common Stock               562,162            4.20%           565,496           1.08%
Kettering, OH  45429

Leonard K. Nave(3)(5).................       Common Stock               719,262            5.41%           719,262           1.38%
160 Morgan Street
Versailles, KY  40383

Rick G. Avare(4)......................      Preferred Stock             187,500           81.34%                 0
160 Morgan Street                            Common Stock             2,117,250           15.45%         2,305,750           4.43%
Versailles, KY  40383

David J. Fox, Jr......................       Common Stock                53,834               *             53,834              *
Appalachian Production Company
940 Fourth Avenue, Ste. 225
Huntington, WV  25701

Len Aldridge..........................       Common Stock                50,000               *             50,000              *
1999 Richmond Road
Suite 2-A
Lexington, KY  40502

Ralph A. Currie.......................       Common Stock               289,500            2.22%           289,500              *
160 Morgan Street
Versailles, KY  40383

Andrew J. Kacic(7)....................       Common Stock               711,540            5.19%           711,540           1.36%
6119 N. Black Bear Loop
Tucson, AZ  85715

TECO Oil & Gas, Inc...................       Common Stock             2,751,852           21.13%         2,751,852           5.28%
702 N. Franklin Street
Tampa, FL  33602

Directors and Executive ..............        All Classes             3,982,146           27.49%         3,983,146           7.65%
Officers as a group (9 persons)

-------------

* Represents less than 1% of our outstanding stock for the indicated class.

(1) Share information reflects the 1-for-4 reverse stock split of our common stock effected on June 8, 1994. Preferred stock is convertible into common stock at the rate of one share of common stock for each share of preferred stock.

(2) Percentage assumes full exercise of outstanding options and warrants to purchase shares of our common stock and conversion of preferred stock into common stock.

(3) Includes 443,623 shares of common stock owned by Southern Gas Holding Company, Inc. ("SGH"). SGH is owned 7.5% by Leonard K. Nave, individually, and 32.5% by Leonard K. Nave, as Trustee. Mr. Nave disclaims the beneficial ownership of such shares of our common stock to the extent they exceed his percentage ownership of SGH.

(4) Includes 680,704 shares of common stock subject to options and conversion rights exercisable within 60 days and 645,588 shares of common stock owned by Prima Capital, LLC ("Prima") in which Mr. Avare owns a 20% interest. Mr. Avare disclaims beneficial ownership of 80% of the shares of common stock owned by Prima.

(5) Includes 271,603 shares of common stock subject to options exercisable within 60 days.

(6) Includes 357,649 shares of common stock subject to options and conversion rights exercisable within 60 days, 181,400 shares held in Mr. Hawthorne's retirement plan and 1,792 shares of common stock to which Mr. Hawthorne is entitled as a 1/3 beneficiary of the Frances R. Hawthorne Trust.

(7) Includes 690,590 shares of common stock subject to options exercisable within 60 days, 6,750 shares of common stock owned by the Andrew J. Kacic Profit Sharing Plan, 6,390 shares of common stock held by Advisory Services and 7,810 shares of common stock held by Andrew J. Kacic & Associates.

(8) Assumes that we have issued 39,033,273 shares of common stock to Blue Dolphin Exploration, and that the shares of preferred stock owned by Messrs. Hawthorne and Avare are converted into common stock.

                 MARKET INFORMATION CONCERNING OUR COMMON STOCK

DELISTING FROM NASDAQ

         The common stock was listed on the Nasdaq SmallCap market on September 30, 1993 under the trading symbol "GASS". It was delisted on August 19, 1999 because we do not comply with the following requirements for continued listing:

         o net tangible assets of $2.0 million, or market capitalization of $35.0 million, or net income in the latest fiscal year or in 2 of the last 3 fiscal years of $500,000; and

         o    a public float with a market value of $1.0 million; and

         o    a minimum bid price of $1.00.

         On January 4, 1999, we were notified by the Nasdaq Stock Market that our common stock does not comply with the above continuing listing requirements. At a hearing before the Nasdaq Listing Qualifications Panel on May 13, 1999, we contended that the closing of the transactions described in Proposal 1 among other proposals might cure the above deficiencies. We requested the Nasdaq Stock Market to delay its decision to delist our common stock; however, we were notified on August 19, 1999 that our common stock was being delisted as of the close of business on the same day. On August 23, 1999, we requested the Nasdaq Hearing Review Council to review the decision of the Listing Qualifications Panel to delist the common stock. Since August 19, 1999 our common stock has been quoted on the OTC Bulletin Board under the trading symbol "GASS.OB".

          The following table sets forth the closing high and low sales prices of the common stock for the periods indicated, as reported by NASDAQ. These prices are believed to be representative inter-dealer quotations, without retail mark-up, mark-down or commissions and may not represent prices at which actual transactions occurred.

                                                         1999                         1998                        1997
                                               ------------------------       --------------------       ----------------------
                                                 HIGH            LOW           HIGH          LOW           HIGH          LOW
                                               ---------       --------       -------      -------       --------      --------
First Quarter................................. $   0.563      $  0.25         $  3.44      $  2.25       $   3.88      $   2.22

Second Quarter................................ $   0.50       $  0.156        $  3.22      $  2.25       $   3.06      $   1.88

Third Quarter................................. $   0.344      $  0.13         $  2.59      $  0.81       $   3.03      $   2.06

Fourth Quarter................................ $   0.18(1)    $  0.07(1)      $  1.41      $  0.22       $   3.88      $   2.06

----------------

(1) These prices reflect the high and low bid price of the common stock from October 1 to November 2 as reported on the OTC Bulletin Board.

         At November 3, 1999, there were 411 record holders of our common stock and 14 record holders of our preferred stock.

DIVIDENDS

         We have not in the past nor do we intend to pay cash or stock dividends on our common stock or cash dividends on our preferred stock in the foreseeable future. We intend to retain earnings, if any, for the future operation and development of our business.

                 FEDERAL INCOME TAX CONSEQUENCES OF TRANSACTIONS

         Our existing stockholders will not recognize any gain or loss resulting from the transactions described in the Proxy Statement.

         The following is a summary of the material anticipated federal income tax consequences to us of Proposals 1 through 4, and other transactions described in this Proxy Statement. This summary is based on the federal income tax laws as now in effect and as currently interpreted. This summary does not take into account possible changes in tax laws or interpretations after the date of this Proxy Statement, including amendments to applicable statues, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary does not purport to address all aspects of the possible federal income tax consequences and is not intended as tax advice to any person. The summary does not address any consequences of the transactions under any state, local, or foreign income and other tax laws.

PROPOSAL 1

         We will not realize any taxable gain as a result of the sale and issuance of shares of our common stock to Blue Dolphin Exploration.

PROPOSAL 2

         We will realize a tax loss of approximately $35.0 million from the sale of 80% of our Gulf of Mexico oil and gas assets to Fidelity Oil Holdings. This loss will serve to offset any income realized from operations or other transactions during the taxable year.

PROPOSAL 3

         We will realize a taxable gain of less than $1.0 million upon the sale of our Appalachian oil and gas properties and operations. This gain will be offset by net operating losses carried over to 1999, or by current year losses generated from the sale of assets described in Proposal 2.

PROPOSAL 4

         We will not realize any net taxable gain from the sale of the stock of Southern Gas.

OTHER TRANSACTIONS

         In general, the settlement of a debt for an amount less than the original amount due would generally cause the recognition of taxable income to us. However, an exception exists where an entity is insolvent at the time of the settlement. In insolvency, tax attributes, such as our net operating loss carryover, will be reduced.

         At this date, we are insolvent to the extent that our liabilities exceed the value of our assets. Based on the value of the transactions described in this document, at June 30, 1999, our insolvency is in excess of $50.0 million. In the case of the DnB Note, the TECO Note and the settlement of certain trade accounts payable, we will recognize taxable income only if the amounts forgiven exceeds this amount. The cancellation of debt amount is approximately $43.0 million, therefore, we will not recognize any taxable income.

         On a pro forma basis, if the transactions occurred on June 30, 1999, we would have a remaining net operating loss carryover of over $25.0 million after consideration of the transactions described in the Proxy Statement. These losses will be limited in future tax periods by the provisions of Section 382 of the Internal Revenue Code. Under this section, the losses will be allowed only to the extent of a specified rate (approximately 5%) times the value of the company. Until the transactions are closed, this computation cannot be made, but we expect that our net operating losses will be limited and of little future benefit to us.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

BENEFITS UNDER SEVERANCE AGREEMENTS

         We are party to employment agreements with certain executive officers which must be terminated as a condition to the Closing with Blue Dolphin Exploration. The employment agreements generally provide, among other things, that in the event we terminate the employee, the employee will be entitled to a lump sum severance payment for compensation and benefits the employee would have received for the remaining term of the agreement. We have negotiated Severance Agreements with these executives for severance payments which are less than those required under their respective employment agreements as follows:


         EXECUTIVE OFFICER                               SEVERANCE BENEFITS
         ---------------------                           -----------------------
         William M. Gray                                        $ 97,500(1)
         Daniel Hall                                              30,000
         Jack G. Bryant                                           55,000
         Karen M. Underwood                                       65,000
         Ralph A. Currie                                         125,000(2)
         Rick G. Avare                                           125,000(3)
         David J. Stetson                                        250,000(4)

--------------

(1) William M. Gray received office furniture valued at approximately $20,000 and has the right to receive additional compensation of $51,500 in the event settlement with certain Chevron trade creditors is achieved for less than $675,000. Mr. Gray's company, Americsource, LLC was assigned our office lease located at Lakeway II, Suite 1145, Metairie, Louisiana for a nominal sum.

(2) Ralph A. Currie received office furniture and equipment with nominal value and his compensation could be decreased if we are unable to reach satisfactory negotiations with our creditors.

(3) Rick G. Avare received office furniture and equipment with nominal value and his compensation could be decreased if we are unable to reach satisfactory negotiations with our creditors. Mr. Avare has been assigned all rights under a split-dollar agreement which was in effect prior to his termination.

(4) David J. Stetson received office furniture and equipment with nominal value and his compensation could be decreased based on the amount of closing costs we incur to complete the agreements with Blue Dolphin Exploration and Fidelity Oil Holdings.

         With the exception of Jack Bryant we have agreed to provide six months of health benefits to the above executives.

RICK G. AVARE AND AFFILIATES

         Prima Capital, L.L.C. Prior to September 15, 1997, we owned a 3.5% interest in certain producing and non-producing oil and gas properties (the "Mississippi Properties") located in Mississippi. On September 15, 1997, we entered into a Letter of Intent with Prima, a limited liability company in which Rick G. Avare owns a 20% interest, providing for our acquisition of an additional interest in the Mississippi Properties. The transaction was approved by a majority of our disinterested directors at a special meeting of the board of directors held on September 15, 1997 after reviewing an independent geologist's report on the Mississippi Properties. The purchase price for the additional interest in the Mississippi Properties was $2,800,000 payable $1,300,000 on or before closing, which occurred on October 10, 1997, and $1,500,000 by delivery of our interest bearing note with recourse only to the Mississippi Properties. At September 30, 1999, the balance due on our note to Prima was approximately $738,872.

         MAP II, L.L.C. In connection with the Investment Agreement, we entered into a consulting agreement with MAP II. Presently, Rick G. Avare, our Chief Executive Officer and President and a member of the Board, is a member of MAP
II. However, other members of our management may become members of MAP II. Pursuant to the terms of the consulting agreement, MAP II will provide us with certain consulting services and, in connection with providing these services, make available to us Messrs. Avare, Stetson, Currie and Ms. Underwood. As consideration for the consulting services, MAP II will receive $35,000 per month during the term of the agreement. Unless extended, the agreement expires on February 28, 2001.

         The extent to which any of the above members of our management receive compensation, if any, from MAP II will be dependent upon the amount of services that individual provides to MAP II is satisfaction of MAP II's obligations under the consulting agreement.

LEONARD K. NAVE

         Leonard K. Nave is a member of our board of directors and the president of Southern Gas. Southern Holding is owned by Mr. Leonard Nave and a family trust in which Leonard Nave is the trustee. We have entered into a stock purchase agreement to convey all our shares of Southern Gas and Alpha Gas Development, Inc. to Southern Holding. See "Proposal 4" for a detailed description of our transaction with Southern Holding.

BLUE DOLPHIN ENERGY COMPANY AND AFFILIATES

         Blue Dolphin Energy Company is a public company whose common stock is registered under the Securities Exchange Act of 1934, as amended, and trades on the Nasdaq SmallCap Market under the symbol "BDCO." Blue Dolphin Exploration and Blue Dolphin Services are wholly-owned subsidiaries of Blue Dolphin Energy Company. Ivar Siem, who was recently appointed a member of our board of directors, is a director and Chairman of the Board of Blue Dolphin Energy Company. Michael J. Jacobson, also a recently-appointed member of our board of directors, is the President of Blue Dolphin Energy Company and a director of Blue Dolphin Exploration.

         Blue Dolphin Exploration. As a result of the Investment Agreement, the purchase of the DnB Note and other agreements, Blue Dolphin Exploration will own a controlling interest in us and we will be indebted to Blue Dolphin Exploration for approximately $5.0 million. See "PROPOSAL 1--Other Agreements--Purchase of DnB Note by Blue Dolphin Exploration."

         Blue Dolphin Services. In connection with the Investment Agreement, we will enter into a Management and Services Agreement pursuant to which Blue Dolphin Services will provide the management and administrative services necessary to operate our business. We will pay Blue Dolphin Services a management fee of $83,333 per month. This agreement will initially expire on December 31, 2000 but will continue on a year-to-year basis unless terminated. See "PROPOSAL 1--Other Agreements, Management and Administrative Services Agreement."

RELATIONSHIP BETWEEN BLUE DOLPHIN EXPLORATION AND FIDELITY OIL HOLDINGS

         Blue Dolphin Exploration and Fidelity Oil Holdings are not affiliated with each other. Blue Dolphin Exploration and Fidelity Oil Holdings have previously participated together in other oil and gas property acquisitions and Blue Dolphin Exploration was instrumental in bringing to the attention of Fidelity Oil Holdings the potential purchase by Fidelity Oil Holdings of 80% interest of our Gulf of Mexico properties.

         Blue Dolphin Exploration and Fidelity Oil Holdings worked closely with each other in investigating and negotiating their respective agreements with us and Den norske Bank, all with our knowledge. Blue Dolphin Exploration has advised us that it anticipates that it and Fidelity Oil Holdings will continue to cooperate with each other through the closing of the Investment Agreement and the Purchase and Sale Agreement.

         Although Fidelity Oil Holdings will not share in Blue Dolphin Exploration's voting control over us, Blue Dolphin Exploration and Fidelity Oil Holdings have entered into a Participation Agreement. We are not a party to the Participation Agreement, however, we have been advised that the material provisions of this agreement are:

         o Blue Dolphin Exploration agreed to share with Fidelity Oil Holdings any due diligence investigation materials obtained by Blue Dolphin Exploration concerning our properties.

         o Blue Dolphin Exploration and Fidelity Oil Holdings agreed to use commercially reasonable efforts to close the transactions contemplated by the Investment Agreement, the Purchase and Sale Agreement and other agreements.

         o Blue Dolphin Exploration and Fidelity Oil Holdings agreed that neither of them will (A) amend or agree to amend the Investment Agreement, Purchase and Sale Agreement or the agreement to purchase the DnB Note without consent of the other, or (B) waive or agree to waive any condition to closing under the Investment Agreement, Purchase and Sale Agreement or the agreement to purchase the DnB Note without consent of the other.

         o Blue Dolphin Exploration is entitled to receive an assignment from Fidelity Oil Holdings of a 10% interest in all proved oil and gas properties purchased by Fidelity Oil Holdings from us, but only after Fidelity Oil Holdings has recovered from the proceeds of production from the proved properties the full amount of certain agreed upon categories of costs incurred by Fidelity Oil Holdings in connection with the acquisition of, and operations on, the proved oil and gas properties.

         o Blue Dolphin Exploration will receive an assignment from Fidelity Oil Holdings of a 15% interest in all exploratory oil and gas properties purchased by Fidelity Oil Holdings from us, but only after Fidelity Oil Holdings has recovered from the proceeds of production, determined on block-by-block basis, the full amount of certain agreed upon categories of drilling and other exploration costs incurred by Fidelity Oil Holdings in connection with obtaining production from the exploratory properties.

         o Upon closing of the Purchase and Sale Agreement, Fidelity Oil Holdings will pay to Blue Dolphin Exploration a finder's fee of 1% of the adjusted purchase price Fidelity Oil Holdings pays for the properties purchased from us under the Purchase and Sale Agreement.

        o Fidelity Oil Holdings will reimburse Blue Dolphin Exploration from time-to-time for a portion of the transaction costs it incurs in connection with the various transactions contemplated by the Investment Agreement, the Sale and Purchase Agreement and the agreement to purchase the DnB Note. Fidelity Oil Holdings will reimburse 80% of Blue Dolphin Exploration's transaction costs, except for transaction costs relating to compliance with the federal securities laws, for which Fidelity Oil Holdings will only reimburse 50% of Blue Dolphin Exploration's costs.

         o Fidelity Oil Holdings will bear 80% of the fees payable by us under the Consulting Agreement between us and MAP II. The Participation Agreement specifically provides that we are entitled to separately enforce this obligation against Fidelity Oil Holdings, even though we are not a party to the Participation Agreement.

         o Fidelity Oil Holdings and Blue Dolphin Exploration are not partners or general agents of each other.

         o Fidelity Oil Holdings and Blue Dolphin Exploration will enter into a Management Services Agreement contemporaneously with the closing of the transactions contemplated by the Purchase and Sale Agreement which will provide for:

                  o Blue Dolphin Exploration to act as an independent contractor to Fidelity Oil Holdings and to provide various administrative, technical and regulatory compliance services to Fidelity Oil Holdings with respect to the properties purchased by Fidelity Oil Holdings under the Purchase and Sale Agreement;

                  o Fidelity Oil Holdings to retain substantial decision making authority over the properties subject to the agreement; and

                  o Fidelity Oil Holdings to pay Blue Dolphin Exploration a management fee of $40,000 per month.

         The Management Services Agreement contemplates that Blue Dolphin Exploration and Fidelity Oil Holdings may in the future agree upon additional special services to be provided to Fidelity Oil Holdings that are not covered under the Management Services Agreement for which Blue Dolphin Exploration would receive addition compensation to be negotiated at the time such additional services are requested.

                                   LITIGATION

         On July 23, 1999, we were named as a party defendant in a suit filed by Sundowner Offshore Services, Inc. ("Sundowner") which alleges, among other things, that we owe approximately $1.3 million to Sundowner. We have entered into a preliminary settlement agreement to pay Sundowner $800,000 at the closing date of the Investment Agreement. We will receive a full release from Sundowner and this litigation will be dismissed with prejudice.

         On May 13, 1998, we and our wholly-owned subsidiary, Southern Gas Co. of Delaware, Inc., were named as defendants in litigation filed by Wright Enterprises asserting successor liability to certain alleged obligations of Southern Gas Company, Inc., the company from which we purchased our Kentucky operations. Based upon the allegations set forth in the complaint, we believe there is a strong likelihood that it will be successful in the defense of this matter; and the litigation will have no material impact on our financial condition, operating results or cash flows.

                                 OTHER BUSINESS

         The board of directors knows of no proposals to be presented for consideration at the Annual Meeting other than the matters specified in the Notice of Annual Meeting accompanying this Proxy Statement. Should any other proposal properly come before the Annual Meeting, the persons named in the enclosed proxy card will exercise their judgment in voting on other matters that may properly come before the Annual Meeting.

                              STOCKHOLDER PROPOSALS

         Any proposal that our stockholders intend to present at the 2000 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices by July 11, 2000 in order to be considered by the board of directors for inclusion in the board of directors' proxy solicitation materials for that meeting.

         Also, in the case of stockholder proposals which are not included in the proxy statement, the SEC's rules require any stockholder wishing to made a nomination for director, or wishing to introduce a proposal or other business, at our 2000 Annual Meeting to give us advance written notice thereof no later than 45 days prior to the anniversary date of our 1999 Annual Meeting.

                          ANNUAL REPORT TO STOCKHOLDERS
                          AND INCORPORATION OF CERTAIN
                             DOCUMENTS BY REFERENCE

         This Proxy Statement incorporates by reference certain sections of our 1998 Annual Report to Stockholders which accompanies this Proxy Statement. It consists of our Form 10-K for the fiscal year ended December 31, 1998 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 1999. Items 1, 2, 6, 7, 7A and 8 of our 1998 Annual Report on Form 10-K and Items 1 and 2 of our June 30, 1999 Quarterly Report on Form 10-Q (each an "Incorporated Document") are incorporated by reference into this Proxy Statement. Otherwise, our 1998 Annual Report to Stockholders does not form any part of the material for the solicitation of proxies.

         Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for all purposes to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Proxy Statement.

         You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the transactions and other matters described in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated November 4, 1999. You should not assume that the information contained in the Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders will not create any implication to the contrary.

                          INDEX TO FINANCIAL STATEMENTS


Pro Forma Financial Information
                                                                        Page No.

1.   Pro Forma Balance Sheet at June 30, 1999 - Unaudited                  F-3

2.   Pro Forma Statement of Operations for the Six Months Ended
     June 30, 1999 - Unaudited                                             F-4

3.   Pro Forma Statement of Operations for the Year Ended
     December 31, 1998 - Unaudited                                         F-5

                        AMERICAN RESOURCES OFFSHORE, INC.
              PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


INTRODUCTION

         The following unaudited pro forma condensed financial statements for American Resources Offshore, Inc. (the "Company") give effect to (i) the proposed sale of 80% of the Company's Gulf of Mexico assets, (ii) the proposed sale of its wholly-owned subsidiary, Southern Gas Co. of Delaware, Inc., (iii) the proposed issuance of additional common stock for consideration of approximately $4.7 million, and (iv) various other transactions which are expected to be entered into contemporaneously with the aforementioned transactions.

         The pro forma financial information is presented for illustrative purposes only and does not purport to represent what the Company's results actually would have been if such events had occurred at the dates indicated, nor does such information purport to project the results of operations for any future period or as of any future date. The pro forma condensed financial information should be read in conjunction with the notes thereto together with the Company's financial statements and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," all appearing in the Company's Annual Report, a copy of which was included with this Proxy Statement.

         The Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1999 assumes that the transactions were effected on that date. The Unaudited Pro Forma Condensed Statement of Operations for the six months ended June 30, 1999 and the Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1998 assume that the transactions were effected on January 1, 1998.

                AMERICAN RESOURCES OFFSHORE, INC. AND SUBSIDIARY
                  PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 1999
                                 (IN THOUSANDS)



                                                  FIDELITY             BLUE          DEN NORSKE
                                                     OIL             DOLPHIN            BANK
                                   HISTORICAL   TRANSACTION(1)    TRANSACTION(2)    SETTLEMENT(3)
                                   ----------   --------------    --------------    -------------  -
Current assets:
  Cash                                   279          25,042            4,669          (27,000)
  Accounts and notes receivable        3,112          (2,086)
  Prepaid expenses                       378            (210)
                                    --------        --------         --------         --------
    Total current assets               3,769          22,746            4,669          (27,000)

Net property and equipment            61,974         (39,097)


Other assets                           1,782                                            (1,010)
                                    --------        --------         --------         --------


    Total assets                      67,525         (16,351)           4,669          (28,010)
                                    ========        ========         ========         ========

Current liabilities:
  Current portion of long term
    debt                                 834
  Debt in default                     82,223                                           (51,223)
  Accounts payable                     2,069            (191)
  Unearned revenue                       642
  Accrued expenses and other           7,394            (344)                           (3,691)
                                    --------        --------         --------         --------
    Total current liabilities         93,162            (535)                          (54,914)

Long term debt, less current
  portion                                 14                                             5,000
Accrued expenses
Unearned revenue                       1,113
                                    --------        --------         --------         --------

    Total liabilities                 94,289            (535)                          (49,914)

Total stockholders' equity
  (capital deficiency)               (26,764)        (15,816)           4,669           21,904
                                    --------        --------         --------         --------

Total liabilities and
stockholders' equity                  67,525         (16,351)           4,669          (28,010)
                                    ========        ========         ========         ========



                                                   SOUTHERN         OTHER
                                   TECO NOTE        GAS CO.      LIABILITIES       PRO
                                 SETTLEMENT(4)  TRANSACTION(5)  SETTLEMENT(6)     FORMA
                                 -------------  --------------  -------------   --------
Current assets:
  Cash                                 (990)          (192)        (1,475)           333
  Accounts and notes receivable                       (504)                          522
  Prepaid expenses                                    (115)                           53
                                   --------       --------       --------       --------
    Total current assets               (990)          (811)        (1,475)           908

Net property and equipment                         (13,103)                        9,774


Other assets                                          (272)          (500)             0
                                   --------       --------       --------       --------


    Total assets                       (990)       (14,186)        (1,975)        10,682
                                   ========       ========       ========       ========

Current liabilities:
  Current portion of long term
    debt                                               (10)          (824)             0
  Debt in default                   (18,500)       (12,500)                            0
  Accounts payable                                    (541)        (1,288)            49
  Unearned revenue                                    (642)                            0
  Accrued expenses and other         (3,238)           (35)                           86
                                   --------       --------       --------       --------
    Total current liabilities       (21,738)       (13,728)        (2,112)           135

Long term debt, less current
  portion                                              (14)                        5,000
Accrued expenses                                                                       0
Unearned revenue                                    (1,113)                            0
                                   --------       --------       --------       --------

    Total liabilities               (21,738)       (14,855)        (2,112)         5,135

Total stockholders' equity
  (capital deficiency)               20,748            669            137          5,547
                                   --------       --------       --------       --------

Total liabilities and
stockholders' equity                   (990)       (14,186)        (1,975)        10,682
                                   ========       ========       ========       ========


                       See accompanying notes to Pro Forma Financial Statements.

                AMERICAN RESOURCES OFFSHORE, INC. AND SUBSIDIARY
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                Southern
                                                            Fidelity Oil         Gas Co.            Other
                                             Historical    Transaction(1)     Transaction(5)     Adjustments(9)    Pro Forma
                                             ----------    --------------     --------------     --------------    ----------
Revenues:                                         9,454          (6,690)            (1,091)                             1,673
  Oil and gas production                            368                               (368)                                 0
  Transportation                                  3,795                             (3,795)                                 0
  Marketing                                       1,972                               (233)                             1,739
                                             ----------      ----------         ----------                         ----------
  Other                                          15,589          (6,690)            (5,487)                             3,412
                                             ----------      ----------         ----------                         ----------


Expenses:
  Oil and gas production                          1,444            (822)              (416)                               206
  Transportation                                    115                               (115)                                 0
  Marketing                                       4,044            (250)            (3,732)                                62
  Exploration costs                                 791            (633)                --                                158
  Depreciation, depletion & amortization          6,975          (5,090)              (612)                             1,273
  Impairment of assets                               46             (37)                                                    9
  Administrative expenses                         2,311                               (388)            (1,381)(a)         542
  Other                                              56                                (56)                                 0
                                             ----------      ----------         ----------         ----------      ----------
                                                 15,782          (6,832)            (5,319)            (1,381)          2,250
                                             ----------      ----------         ----------         ----------      ----------
    Operating income (loss)                        (193)            142               (168)             1,381           1,162
Other income (expense)
  Interest income                                    51             (17)               (30)                                 4
  Interest expense                               (4,553)                               135              4,193(b)          225
  Other                                            (368)                                                                 (368)
                                             ----------      ----------         ----------         ----------      ----------
                                                 (4,870)            (17)               105              4,193            (589)
                                             ----------      ----------         ----------         ----------      ----------
Income (loss) before income tax expense
  (benefit)                                      (5,063)            125                (63)             5,574             573
Income tax expense (benefit)                          0                                                                     0
                                             ----------      ----------         ----------         ----------      ----------
Net income (loss)                                (5,063)            125                (63)             5,574             573
                                             ==========      ==========         ==========         ==========      ==========


Net income (loss)                                (5,063)            125                (63)             5,574             573
                                                             ==========         ==========
Preferred dividends                                  (4)                                                    4              (0)
                                             ----------                                            ----------      ----------

Net income (loss) attributable to common
  shares                                         (5,067)                                                5,578             573
                                             ==========                                            ==========      ==========

Per common share:
  Basic                                      $    (0.48)                                                           $     0.01(7)
                                             ==========                                                            ==========

Weighted average number of common
  shares outstanding                             10,561                                                                41,950(7)
                                             ==========                                                            ==========

Per common share:
  Diluted                                    $    (0.48)                                                           $     0.01(7)
                                             ==========                                                            ==========

Weighted average number of common
  shares and dilutive potential common
  shares                                         10,561                                                                43,539(7)
                                             ==========                                                            ==========

                       See accompanying notes to Pro Forma Financial Statements.

                        AMERICAN RESOURCES OFFSHORE, INC.
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                            Southern      Acquisition
                                                         Fidelity Oil        Gas Co.        of Teco       Other
                                            Historical  Transaction(1)   Transaction(5)   Property(8)  Adjustments(9)   Pro Forma
                                            ----------  --------------   --------------   -----------  --------------   ---------
Revenues:
  Oil and gas production                       26,724       (20,011)          (2,479)            768                       5,002
  Transportation                                  790                           (790)                                          0
  Marketing                                     7,751                         (7,751)                                          0
  Other                                           872                           (437)                                        435
                                             --------      --------         --------        --------                    --------
                                               36,137       (20,011)         (11,457)            768                       5,437
                                             --------      --------         --------        --------                    --------


Expenses:
  Oil and gas production                        4,967        (3,375)            (912)            163                         843
  Transportation                                  235                           (235)                                          0
  Marketing                                     7,910                         (7,910)                                          0
  Exploration costs                             5,056        (3.987)             (72)                                        997
  Depreciation, depletion & amortization       18,031       (13,608)          (1,539)            518                       3,402
  Impairment of assets                         36,735       (22,815)          (8,215)                                      5,705
  Administrative expenses                       4,569                         (1,457)                       (2,028)(a)     1,084
  Other                                           107                           (107)                                          0
                                             --------      --------         --------        --------      --------      --------
                                               77,610       (43,785)         (20,447)            681        (2,028)       12,030
                                             --------      --------         --------        --------      --------      --------
    Operating income (loss)                   (41,473)       23,774            8,990              87         2,028        (6,594)

Other income (expense):
  Interest income                                 101                            (60)                                         41
  Interest expense                             (7,437)                                                       6,987(b)       (450)
  Other                                           239                                                                        239
                                             --------      --------         --------        --------      --------      --------
                                               (7,097)                           (60)                        6,987          (170)
                                             --------      --------         --------        --------      --------      --------
Income (loss) before income tax expense                                                                                   (6,764)
  (benefit)                                   (48,570)       23,774            8,930              87         9,015         2,346
                                                                                                                        --------
Income tax expense (benefit)                    2,346
                                             --------      --------         --------        --------      --------      --------
Net income (loss)                             (46,224)       23,774            8,930              87         9,015        (4,418)
                                             ========      ========         ========        ========      ========      ========


Net income (loss)                             (46,224)       23,774            8,930              87         9,015        (4,418)
                                                           ========         ========        ========
Preferred dividends                               (49)                                                          46            (3)
                                             --------                                                     --------      --------

Net income (loss) attributable to common
  shares                                      (46,273)                                                       9,061        (4,421)
                                             ========                                                     ========      ========

Per common share:
  Basic                                      $  (4.61)                                                                  $  (0.11)(7)
                                             ========                                                                   ========

Weighted average number of common shares
  outstanding                                  10,029                                                                     41,704 (7)
                                             ========                                                                   ========

Per common share:
  Diluted                                    $  (4.61)                                                                  $  (0.11)(7)
                                             ========                                                                   ========

Weighted average number of common shares
  and dilutive potential common shares         10,129                                                                     41,704 (7)
                                             ========                                                                   ========



                       See accompanying notes to Pro Forma Financial Statements.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

(1) Fidelity Oil Transaction - Sale of 80% of Gulf of Mexico oil and gas properties and related assets and liabilities, including receivables, payables and other accrued expenses, to Fidelity Oil Holdings, Inc. for $25,042,485, net of adjustments. Adjustments to the purchase price include the GOM adjustment, title, environmental and other adjustments. The sum of these adjustments is assumed to be $0 for purposes of the pro forma financial statements because as of the date of the pro forma financial statements no title, environmental or other adjustments have been asserted. The GOM adjustment is designed to reflect operating activity only, therefore, any adjustments will be equal to the net operating revenue in the Company at closing, leaving a net cash impact of $0. Excluding the activities of Southern Gas Co. of Delaware, Inc. (see Note (5)) these oil and gas properties represent all of the operating activities of the Company, therefore, eighty percent (80%) of operating revenues and expenses, and related assets and liabilities, have been adjusted.

(2) Blue Dolphin Transaction - Sale of common stock to Blue Dolphin Exploration Company for $4,668,515, net of adjustments. Adjustments to the purchase price include the GOM adjustment, title, environmental and other adjustments. The sum of these adjustments is assumed to be $0 for purposes of the pro forma financial statements because as of the date of the pro forma financial statements no title, environmental or other adjustments have been asserted. The GOM adjustment is designed to reflect operating activity only, therefore, any adjustments will be equal to the net operating revenue in the Company at closing, leaving a net cash impact of $0.. The Company will issue a number of shares of common stock that will result in Blue Dolphin Exploration Company owning, immediately after the closing, 75% of the combined voting power of all classes of the Company's voting securities. As of the date of these financial statements, the number of shares to be issued is estimated to be 39,509,457.

(3) Den norske Bank Transaction - Partial settlement of the DnBank Note, including accrued interest, for a payment of $27,000,000. The total amount due to Den norske Bank was approximately $67,400,000 as of June 30, 1999. Unamortized deferred financing costs of approximately $1,010,000 were written off. See also Note (5). ( The balance due on the note is $5,000,000. If the Company remains in compliance with the terms of the modified note, the note plus accrued interest will be released in full on December 31, 2000. As such, the principal and interest is classified as long term). The pro forma net income and pro forma net income per share of common stock exclude the impact of the after-tax effect of the income from the settlement of the DnBank Note. The Company expects the income amount to be approximately $21,904,000, which will be reflected as an extraordinary item to be recognized in the fiscal quarter in which the transaction is completed.

(4) TECO Note Settlement - Settlement of the TECO Note, including accrued interest, for a payment of $990,400. The total amounts due on the TECO Note is approximately

     $21,738,000 as of June 30, 1999. The pro forma net income and pro forma net income per share of common stock exclude the impact of the after-tax effect of the income from the settlement of the TECO Note. The Company expects the income amount to be approximately $20,748,000, which will be reflected as an extraordinary item to be recognized in the fiscal quarter in which the transaction is completed.

(5) Southern Gas Transaction - Sale of all of the operating assets in Kentucky, Tennessee and Michigan to Nami Resources Company for the assumption of $12,500,000 of indebtedness to Den norske Bank and the release of a guaranty with Austin Energy. Immediately subsequent to the closing of the sale, the stock of Southern Gas Co. of Delaware, Inc. will be sold for a nominal amount to a related party. There will be no gain or loss recognized on the sale. All assets, liabilities, income and deductions of Southern Gas have been eliminated from the pro forma financial statements. As of June 30, 1999, the gain from the sale of the Southern Gas assets is approximately $669,000. The gain will be recorded in the third quarter statement of operations but is excluded from the pro forma statement of operations since it is non-recurring.

(6) Other Liabilities Settlement - As a condition to the transactions described in notes (1) and (2), the Company must settle all liabilities which existed on the effective date of January 1, 1999. The Company believes the remaining liabilities can be settled for cash and assets of approximately $1,975,000. Gains from the settlement of liabilities of approximately $1.7 million have been reflected in the first and second quarter statement of operations. Additional gains of $137,000 are expected to be realized and will be reflected in the fiscal quarter realized. The additional gains are excluded from the pro forma statement of operations since they are non-recurring.

(7) Pro Forma earnings per share information is based on the estimated number of shares outstanding after giving effect to the issuance of new shares to Blue Dolphin Exploration Company (Note 2) and the exchange of 190,834 shares of preferred stock for common stock on a one-for-one basis.

(8) Acquisition of TECO Property - Operating revenues and expenses for January 1998 relative to properties which were acquired from TECO Oil & Gas, Inc. effective February 1, 1998.

(9)  Other Adjustments:

     Pro Forma Statement of Operations for the Six Months Ended June 30, 1999 - Unaudited

     (a) All administrative expenses have been reduced to reflect costs pursuant to a Management and Administrative Services Agreement with Blue Dolphin Services, Inc., and a Consulting Agreement with MAP II, LLC. The contracts provide for the payment of management fees of $1 million per year to Blue Dolphin Services, Inc., and consulting fees of $84,000 per year to MAP II, LLC, which will replace all previously incurred direct administrative expenses.

     (b) Interest expense has been reduced to the amount accrued on the modified note at 9% per annum. If the interest rate varied by 1/8%, interest expense would be increased/decreased by $3,125 for the period.

     Pro Forma Statement of Operations for the Year Ended December 31, 1998 - Unaudited

     (a) All administrative expenses have been reduced to reflect costs pursuant to a Management and Administrative Services Agreement with Blue Dolphin Services, Inc, and a Consulting Agreement with MAP II, LLC. The contracts provide for the payment of management fees of $1 million per year to Blue Dolphin Services, Inc., and consulting fees of $84,000 per year to MAP II, LLC, which will replace all previously incurred direct administrative expenses.

     (b) Interest expense has been reduced to the amount accrued on the modified note at 9% per annum. If the interest rate varied by 1/8%, interest expense would be increased/decreased by $6,250 for the year.

                                   APPENDIX A

                        INVESTMENT AGREEMENT (COMPOSITE)

                              INVESTMENT AGREEMENT


                                 BY AND BETWEEN


                        AMERICAN RESOURCES OFFSHORE, INC.


                                       AND


                        BLUE DOLPHIN EXPLORATION COMPANY

                                TABLE OF CONTENTS

                                                                                          PAGE
ARTICLE 1

PURCHASE AND SALE............................................................................1
         1.1      Certain Definitions........................................................1
         1.2      Closing....................................................................1
         1.3      Issuance of the Shares.....................................................2
         1.4      Purchase Price for the Shares..............................................3
         1.5      Closing Deliveries.........................................................3

ARTICLE 2

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY...............................................................................4
         2.1      Organization and Status....................................................4
         2.2      Subsidiaries and Joint Ventures............................................4
         2.3      Capitalization.............................................................4
         2.4      Authority..................................................................5
         2.5      No Violation of Agreements or Governing Documents..........................5
         2.6      Company SEC Reports and Financial Statements...............................5
         2.7      Governmental Filings.......................................................6
         2.8      Year 2000..................................................................6
         2.9      Liabilities of the Company.................................................6
         2.10     Absence of Certain Changes or Events.......................................7
         2.11     Proceedings................................................................8
         2.12     Employees..................................................................8
         2.13     Employee Benefit Plans.....................................................9
         2.14     Title to and Condition of Real Property...................................11
         2.15     Intellectual Property.....................................................11
         2.16     Certain Contracts and Arrangements........................................12
         2.17     Status of Contracts.......................................................13
         2.18     Insurance.................................................................13
         2.19     Permits and Licenses......................................................13
         2.20     Bank Account Balances; Powers of Attorney.................................14
         2.21     Taxes.....................................................................14
         2.22     Related Party Interests...................................................14
         2.23     Transactions with Management..............................................15
         2.24     No Operating Restrictions.................................................15
         2.25     Brokers and Finders.......................................................15
         2.26     Investment Company; Public Utility Holding Act............................15
         2.27     Registration Rights.......................................................15
         2.28     Schedules; Untrue Statements..............................................15


ARTICLE 3

REPRESENTATIONS AND WARRANTIES
RELATING TO THE PROPERTIES..................................................................16
         3.1      Proceeds of Production....................................................16
         3.2      Invoices..................................................................16
         3.3      Gas Imbalances............................................................16
         3.4      Gas Prepayments...........................................................16
         3.5      Wells.....................................................................16
         3.6      AFEs......................................................................17
         3.7      Casualty..................................................................17
         3.8      Title.....................................................................17
         3.9      Pricing...................................................................17
         3.10     Equipment.................................................................17
         3.11     Leases....................................................................17
         3.12     Governmental Qualification................................................18
         3.13     Adverse Changes in Production Rates or Oil and Gas Reserves...............18
         3.14     Environmental Laws........................................................18
         3.15     Reserve Information.......................................................18

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF INVESTOR..................................................19
         4.1      Organization..............................................................19
         4.2      Authority.................................................................19
         4.3      No Violations.............................................................19
         4.4      Brokers...................................................................19
         4.5      Bankruptcy................................................................19
         4.6      Investment Experience.....................................................19
         4.7      Investment Intent.........................................................20
         4.8      Registration or Exemption Requirements....................................20
         4.9      SEC Reports of Investor's Parent..........................................20

ARTICLE 5

OBLIGATIONS PENDING CLOSING.................................................................20
         5.1      Inspection of the Company.................................................21
         5.2      Return of Data............................................................21
         5.3      Acquisition Proposals.....................................................21
         5.4      Operation in the Ordinary Course of Business..............................21
         5.5      Breaches of Representations and Warranties................................22
         5.6      Material Adverse Effect...................................................22
         5.7      Proxy Materials...........................................................22
         5.8      Negative Covenants........................................................23
         5.9      Overhead Reduction Measures During Interim Period.........................24
         5.10     Waivers of Affiliate Claims...............................................25
         5.11     Cancellation or Exercise of Options.......................................25
         5.12     AFE's Prior Closing.......................................................25
         5.13     Voting and Support Agreement..............................................25
         5.14     Consulting Agreement......................................................25


         5.15     Management and Administrative Services Agreement..........................25
         5.16     Board of Directors Appointments...........................................26

ARTICLE 6

CONDITIONS TO CLOSING.......................................................................26
         6.1      Conditions Precedent to Obligations of Investor...........................26
         6.2      Conditions Precedent to Obligations of the Company........................30
         6.3      Commercially Reasonable Efforts...........................................32

ARTICLE 7

TERMINATION AND WAIVER......................................................................32
         7.1      Termination...............................................................32
         7.2      Effect of Termination.....................................................33
         7.3      Waiver....................................................................33
         7.4      Expense on Termination....................................................33

ARTICLE 8

OTHER COVENANTS.............................................................................33
         8.1      Antidilution Protection...................................................33
         8.2      Registration Rights.......................................................34
         8.3      Filing Expenses...........................................................37

ARTICLE 9

INDEMNIFICATION.............................................................................37
         9.1      Indemnification of Investor...............................................37
         9.2      Indemnification of the Company............................................37
         9.3      Indemnification Procedure.................................................37
         9.4      Indemnity Shares..........................................................38
         9.5      Indemnification Threshold.................................................39
         9.6      Survival of Indemnifiable Claims..........................................39
ARTICLE 10

MISCELLANEOUS...............................................................................39
         10.1     Certain Definitions.......................................................39
         10.2     Further Assurances........................................................49
         10.3     Public Announcements......................................................49
         10.4     Expenses..................................................................49
         10.5     Notices and Waivers.......................................................49
         10.6     Survival..................................................................49
         10.7     Gender and Certain References.............................................50
         10.8     Successors and Assigns....................................................50
         10.9     Applicable Law............................................................50
         10.10    Disputes..................................................................50
         10.11    Arbitration...............................................................51


         10.12    Severability; Judicial Modification.......................................52
         10.13    Amendment and Entirety....................................................52
         10.14    Rights of Parties.........................................................52
         10.15    Time of Essence...........................................................52
         10.16    Counterparts .............................................................53



          EXHIBIT 1.4(B)(1) GOM OPERATIONS ADJUSTMENT..........................

          EXHIBIT 5.13 VOTING AND SUPPORT AGREEMENT............................

          EXHIBIT 5.14 CONSULTING AGREEMENT....................................

          EXHIBIT 5.15 MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT........

                              INVESTMENT AGREEMENT

         This INVESTMENT AGREEMENT (this "AGREEMENT") is entered into on this 30th day of July 1999, by and between American Resources Offshore, Inc., a Delaware corporation (the "COMPANY") with its principal office at 160 Morgan Street, Versailles, Kentucky 40383, and Blue Dolphin Exploration Company, a Delaware corporation (the "INVESTOR") (collectively, the "PARTIES" or individually, a "PARTY").

                                R E C I T A L S:

         WHEREAS, Investor desires to purchase from the Company and the Company desires to sell to Investor, on the terms and conditions herein set forth, shares of the Company's common stock, par value $.00001 per share (the "COMMON STOCK"); and

         WHEREAS, the transactions contemplated by this Agreement represents one of several substantially contemporaneous and mutually contingent transactions whereby the Company intends to Transfer substantially all of its assets and properties, subject to, among other things, the approval of such Transfers by the shareholders of the Company.

         NOW, THEREFORE, for and in consideration of the premises, and the mutual and dependent promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1

                                PURCHASE AND SALE

         1.1 Certain Definitions. As used in this Agreement, each parenthetically capitalized term in the introduction, recitals and other Sections of this Agreement has the meaning so ascribed to it, and other capitalized terms have the meaning given them in Section 10.1.

         1.2 Closing. Consummation of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Porter & Hedges, L.L.P., at 700 Louisiana, Suite 3500, Houston, Texas 77002 immediately following the Shareholders Meeting or at such other time and place as all parties hereto may mutually agree in writing. The date upon which the Closing occurs is referred to herein as the "CLOSING DATE."

         1.3 Issuance of the Shares.

                  (a) Subject to the terms and conditions of this Agreement, the Company agrees to issue to Investor at the Closing, free and clear of all Encumbrances, and Investor agrees to purchase and accept from the Company the number of shares of Common Stock described below:

                           (1) The Company shall issue to Investor a number of shares of Common Stock that will result in Investor owning, immediately after the Closing, 75% of the combined voting power of all classes of the Company's voting securities after giving effect to:

                                    (A) the issuance of such shares to Investor
                           at Closing;

                                    (B) the conversion of all shares of
                           Preferred Stock owned beneficially or of record by Rick G. Avare and Douglas L. Hawthorne into Common Stock pursuant to their respective Voting and Support Agreements; and

                                    (C) the issuance or deemed issuance at
                           Closing of voting securities that the Company becomes obligated to issue as a result of the issuance to Investor of shares of Common Stock at Closing, including pursuant to antidilution rights or other rights to of any Person to acquire Common Stock.

         The shares of Common Stock issuable to Investor pursuant to this
         Section 1.3(a)(1) are referred to as the "PRIMARY SHARES."

                           (2) In addition to the Primary Shares, the Company shall also issue to Investor at Closing and from time-to-time thereafter shares of Common Stock if Investor elects to receive additional shares of Common Stock:

                                    (A) in lieu of all or any portion of the
                           downward cash adjustments to which Investor would otherwise be entitled pursuant to Section 1.4(b); or

                                    (B) in full or partial satisfaction of any
                           right of the Investor to indemnification from the Company pursuant to Article 9.

         Such additional shares of Common Stock that Investor chooses to receive, if any, are referred to as the "ADJUSTMENT SHARES." Investor shall not be required to accept any Adjustment Shares in lieu of cash. If Investor chooses to receive Adjustment Shares, the number of shares of Adjustment Shares shall be determined by dividing the dollar amount of the aggregate downward cash adjustment in the Purchase Price or indemnification amount, as the case may be, by the price per share of Common Stock described in Section 9.4(b). The Primary Shares and the Adjustment Shares, if any, are collectively referred to herein as the "SHARES."

         1.4 Purchase Price for the Shares.

                  (a) In consideration for the issuance of the Shares and the other representations, warranties, covenants and agreements contained herein, Investor shall pay to the Company a purchase price of $4,736,315 which amount shall be subject to adjustments set forth in Section 1.4(b) (the purchase price, as adjusted pursuant to this Agreement, being referred to as the "PURCHASE PRICE"). The Purchase Price shall be payable at closing by wire transfer on the Closing Date of immediately available funds to such of the Company's creditors and in such amounts as the Company shall direct in writing and the balance of the Purchase Price not so directed to the Company's creditors shall be paid into the Company's bank account as designated by the Company. The Company shall provide written directions to Investor for payment of the Purchase Price (including all pertinent wire transfer instructions) at least five Business Days before the Closing Date.

                  (b) The $4,736,315 price payable by Investor to the Company pursuant to Section 1.4(a)(1) shall be subject to each of the following adjustments at Closing:

                           (1) The Purchase Price shall be adjusted in
                  accordance with the GOM Operations Adjustment, which shall be calculated as set forth on Exhibit 1.4(b)(1) hereto.

                           (2) The Purchase Price shall be reduced by all
                  Transaction Costs.

                           (3) The Purchase Price shall be reduced by the
                  amount, if any, by which the total liabilities of the Company at the Closing Date, other than Permitted Liabilities (defined below) exceed $3,802,000.

                  (c) "PERMITTED LIABILITIES" shall mean and include:

                           (1) amounts due under the Residual Note;

                           (2) costs included in the calculation of the GOM
                  Operations Adjustment; and

                           (3) AFEs which the Company has committed to pay and
                  which are approved by Investor pursuant to Section 5.12.

                  (d) The determination of the Purchase Price shall be made in accordance with generally accepted accounting principles as consistently applied by the Company.

         1.5 Closing Deliveries. On the Closing Date: (a) the Company shall deliver to Investor duly and validly issued certificates representing the Shares, in such denominations as Investor shall request no later than five Business Days prior to Closing or if no such request is made, in a single certificate; (b) the Company and Investor shall deliver to one another all other documents, instruments and agreements as required under this Agreement; and (c) Investor shall pay to the Company the Purchase Price for the Shares.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         As material inducements for the execution, delivery and performance of this Agreement and the transactions contemplated hereby, the Company hereby makes to Investor the representations and warranties set forth in this Article 2 and Article 3 as of the date hereof and the Closing Date, except as specifically set forth in the "EXCEPTION SCHEDULE" in a numbered paragraph that corresponds to the section for which disclosure is made.

         2.1 Organization and Status. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and is duly qualified and in good standing as a foreign corporation in each jurisdiction where its properties (whether owned, leased or operated) or its business conducted require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. The Company has all requisite corporate power and authority to own, operate and lease its property and to carry on its businesses as is now being conducted. The Company has delivered to Investor complete and accurate copies of its Certificate of Incorporation ("CERTIFICATE OF INCORPORATION") and Bylaws ("BYLAWS"), and the charter documents and bylaws of each of its subsidiaries, each as amended to the date hereof.

         2.2 Subsidiaries and Joint Ventures. Except as disclosed on Section 2.2 of the Exception Schedule the Company has no subsidiaries and owns no stock or other interest in any other corporation or in any partnership or limited liability Company, or other venture or entity. Except as disclosed on Section
2.2 of the Exception Schedule, the Company owns all of the issued and outstanding capital stock and other ownership interests of each of its subsidiaries, free and clear of all Encumbrances, and there are no existing options, warrants, calls, subscriptions, convertible securities or other securities, commitments or obligations of any character relating to the securities of any such subsidiary. As of the Closing, the Company will have no subsidiaries.

         2.3 Capitalization. (a) The Company has authorized capital stock consisting of 50,000,000 shares of Common Stock, of which 12,811,036 shares are issued and 210,890 shares are held in treasury on the date hereof and 3,000,000 shares of Preferred Stock, of which 230,516 shares are issued and outstanding on the date hereof. The shares of Preferred Stock are convertible into an aggregate of 230,516 shares of Common Stock and have voting rights of four votes per share of Preferred Stock. Except as described in Section 2.3(a),of the Exception Schedule there are no arrearages in the payment of dividends on the Preferred Stock. All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, and no shares were issued, and no options were granted, in violation of preemptive or similar rights of any shareholder or in violation of any applicable Securities Act.

                  (b) Except as set forth on Section 2.3(b) of the Exception Schedule, there are no preemptive rights or any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of the Company of any character relating to the issued or unissued capital stock or other securities of the Company. All shares of capital stock issuable by the Company under the terms of antidilution agreements have been issued. The occurrence of the transactions contemplated by this Agreement will not give rise to any obligation of the Company to issue additional capital stock or other securities pursuant to antidilution rights or any other arrangement, except as contemplated by this Agreement. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of its outstanding securities.

         2.4 Authority. The Company has the corporate power and authority and, except for the approval of its stockholders, has taken all corporate action necessary to execute and deliver this Agreement and the Purchase and Sale Agreement and to consummate the transactions contemplated by such agreements. This Agreement and the Purchase and Sale Agreement and the transactions contemplated by such agreements have been duly and validly authorized by the Board of Directors of the Company, validly executed and delivered by the Company and, as of the Closing Date, will have been duly and validly approved by the shareholders of the Company. This Agreement and the Purchase and Sale Agreement, and the documents and instruments required pursuant to such agreements, constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law).

         2.5 No Violation of Agreements or Governing Documents. Except as described in Section 2.5 of the Exception Schedule, neither the execution and delivery of this Agreement or the Purchase and Sale Agreement by the Company nor consummation of transactions contemplated hereby and thereby by the Company will
(a) conflict with the Certificate of Incorporation or the Bylaws of the Company or the charter documents or bylaws of any of its subsidiaries, (b) result in any breach or termination of, or constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any Encumbrance upon any asset of the Company under, or create any rights of termination, cancellation, modification, amendment, or acceleration in any person under, any Contract, (c) violate any Order, (d) require the consent, approval, authorization, or order of any person or Governmental Authority (other than the shareholders of the Company at the Shareholders Meeting) not heretofore obtained other than those consents or approvals specifically contemplated hereby, or (e) result in the loss or modification or any license, franchise, permit or other authorization granted to or otherwise held by the Company.

         2.6 Company SEC Reports and Financial Statements. To the Knowledge of the Company, the Company has filed with the SEC, and has made available to Investor true and complete copies of, all forms, reports, schedules, statements, and other documents required to be filed by it since December 31, 1995 under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") or the Securities Act (each of such forms, reports, schedules, statements, and other documents, to the extent filed and publicly available before the date of this Agreement, other than preliminary filings, is referred to as a "SEC DOCUMENT"). Each SEC Document has been timely filed from May 31, 1998 through the Closing Date. Each SEC Document, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The financial statements included in the SEC Documents (the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. The certified public accountants who have certified certain financial statements of the Company included in the SEC Documents are independent public accountants as required by the Securities Act and the rules and regulations thereunder. Investor acknowledges that the Independent Auditors' Report with respect to the Financial Statements as of and for the period ended December 31, 1998 reflects that substantial doubts exist about the Company's ability to continue as a going concern.

         2.7 Governmental Filings. To the Knowledge of the Company, no notices, reports or other filings are required to be made by the Company or its subsidiaries with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company or its subsidiaries from, any Governmental Authority in connection with the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby.

         2.8 Year 2000. To the Knowledge of the Company, all computer systems and computers software used by the Company recognize and manipulate date information relating to dates on or after January 1, 2000 and the operation and functionality of such computer systems and such computer software will not be adversely affected by the advent of the year 2000 or any manipulation of data featuring information relating to dates before, on or after January 1, 2000 ("MILLENNIUM FUNCTIONALITY"), except in each case of such computer systems and computer software, the failure of which to achieve Millennium Functionality, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect. The costs of the adaptions necessary to achieve Millennium Functionality are not reasonably likely to have a Material Adverse Effect.

         2.9 Liabilities of the Company. The Company does not have any liabilities or obligations, either accrued, absolute, contingent, or otherwise, other than those (a) reflected or reserved against in the December 31, 1998 audited consolidated balance sheet of the Company, or (b) incurred in the ordinary course of business since December 31, 1998 and which individually and in the aggregate would not have a Material Adverse Effect.

         2.10 Absence of Certain Changes or Events. Since the January 1, 1999, the Company has not:

                  (a) suffered any event, condition or circumstance that has had, or is reasonably likely to have, a Material Adverse Effect;

                  (b) changed any accounting methods, principles or practices;

                  (c) conducted any business which is outside the ordinary course of business or not substantially in the manner that the Company previously conducted its business; or

                  (d) mortgaged, pledged or subjected to lien, charge, security interest or to any other Encumbrance other than Permitted Encumbrances any of its assets, or amended, modified, or extended any existing lien on or security interest in any such assets;

                  (e) Transferred or agreed to Transfer of any of its assets other than oil and gas leases abandoned as non-commercial, and oil and gas equipment sold for fair market value in the ordinary course of business for consideration not in excess of $5,000 in the aggregate;

                  (f) waived or released any rights, including cancellation of any debt or accounts receivable;

                  (g) settled any claims or Proceedings involving (i) any payment by the Company of an amount over $5,000 in the aggregate, (ii) any stipulations of fact or admissions of liability in any Proceeding, or (iii) any obligation on the part of the Company of a continuing nature;

                  (h) except as set forth in Section 2.23 of the Exception Schedule, entered into any agreement with any of its shareholders, directors, officers, employees, or other Affiliates;

                  (i) permitted or suffered any amendment, cancellation, modification or termination of any contract, agreement, license, permit or arrangement to which it is a party or to which any of its properties or assets is subject, other than with respect to pricing changes in spot market gas purchase Contracts having a term of 30 days or less;

                  (j) lost, canceled, terminated, amended or modified any material lease to which it is a party;

                  (k) failed to pay when due any lease obligation, obligation for borrowed money, or failed to pay any trade account payable within 60 days of its due date, or defaulted in respect of any other contractual obligation to which the Company is subject, except for billings and invoices being contested in good faith which are described in
Section 2.11 of the Exception Schedule; or

                  (l) loaned or advanced any funds to its directors, officers, employees, agents, shareholders, or other Affiliates or to any of its shareholders except for loans or advances made in accordance with customary practices of the Company (consistent with good business practice) for the purpose of defraying ordinary and necessary business expenses incurred by employees in the usual course and scope of their employment and for which proper supporting documentation has been obtained by the Company.

         2.11 Proceedings. Except as listed on Section 2.11 of the Exception Schedule, no Proceeding is pending or, to the Company's Knowledge, threatened against or relating to the Company, its officers or directors in their capacities as such, or any of the Company's properties, businesses or subsidiaries.

         2.12 Employees.

                  (a) Each of the Company and each of its subsidiaries has complied with all Laws relating to the employment of labor, including, without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining, the payment of social security and other employment-related taxes, and occupational safety and health.

                  (b) Each individual who is currently performing or has performed services to or for either the Company or any ERISA Affiliate as an independent contractor could not reasonably be found by the Internal Revenue Service or any Governmental Authority to be an employee of either the Company or such ERISA Affiliate, as applicable, while such individual was providing services as an independent contractor. The term "ERISA Affiliate" means any other employer that is, or at any relevant time was, together with the Company, treated as a "single employer" under Section 414 of the Internal Revenue Code of 1986, as amended (the "CODE").

                  (c) Neither the Company nor any subsidiary is a party to or bound by any collective bargaining or other labor agreement. Neither the Company nor any subsidiary has any labor relations problem pending. To the Knowledge of the Company and any subsidiary, there are no union organizing efforts involving any employees of the Company or any subsidiary.

                  (d) There are no workers' compensation claims pending against the Company or any subsidiary at the Closing Date and, to the Knowledge of the Company or any subsidiary at the Closing Date, there exists no set of circumstances that is reasonably likely to give rise to such a claim.

                  (e) To Knowledge of the Company, no employee of the Company or any subsidiary of the Company at the Closing Date is subject to any confidentiality or noncompetition agreement or any other Contract or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company or any subsidiary or that would conflict with the business of the Company.

         2.13 Employee Benefit Plans.

                  (a) The only "employee pension benefit plans," (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") including, without limitation, any "multiemployer plan" as defined in
Section 3(37) of ERISA), employee welfare benefit plans (as defined in Section 3(1) of ERISA), maintained, contributed to, or required to be contributed to by the Company or any ERISA Affiliate with respect to any employees of the Company or any ERISA Affiliate, or pursuant to which the Company or any ERISA Affiliate may have any liability with respect to any employees of the Company or any ERISA Affiliate, any former employees of the Company or any ERISA Affiliate or any current or former director or officer of the Company (each, a "PLAN") are listed on Schedule 2.13. Without liming the generality of the preceding sentence, the term "Plan" shall include all arrangements, contracts, policies, or practices (whether written or unwritten, qualified or unqualified, funded or unfunded and including any that have been frozen or terminated) relating to any of the following benefits: pension, profit sharing, retirement, supplemental retirement, stock, stock option, basic and supplemental accidental death and dismemberment, basic and supplemental life and health insurance, post-retirement medical or life, welfare, dental, vision, savings, bonus, deferred compensation, incentive compensation, business travel and accident, holiday, vacation, severance pay, salary continuation, sick pay, sick leave, short and long term disability, tuition refund, service award, company car, scholarship, relocation, patent award, fringe benefit, or other employee benefits.

                  (b) Set forth on Schedule 2.13 is a true and complete list of:
(i) each employment or consulting agreement, arrangement or other understanding that is currently in effect to which the Company or any ERISA Affiliate is a party, by which such entity is bound or pursuant to which such entity is an obligator or a beneficiary, (ii) each agreement, arrangement or other understanding that could result in any severance payment or benefit payable by the Company or any ERISA Affiliate, whether as a result of the Company's execution and performance of the transactions contemplated by this Agreement or otherwise, to any employee, former employee, director, or officer of the Company or any ERISA Affiliate and (iii) each agreement, arrangement or other understanding that could result in a "parachute payment" as defined in Section 280G of the Code (each, an "EXECUTIVE COMPENSATION PLAN"), whether as a result of the Company's execution and performance of the transactions contemplated by this Agreement or otherwise.

                  (c) As applicable, with respect to each of the Plans, the Company has delivered to Investor true and complete copies of (i) all Plan documents (including all amendments and modifications thereof) and, in the case of an unwritten Plan, a written description thereof, and in either case all related agreements including, without limitation, trust agreements and amendments thereto, insurance contracts, and investment management agreements, (ii) the two most recent annual reports (Form 5500 and all schedules thereto) filed with the Internal Revenue Service, actuarial reports, financial reports or trustee reports, (iii) the current summary plan descriptions and all modifications thereto and (iv) copies of any private letter rulings, requests and applications for determination and determination letters issued with respect to the Plans within the past five years. As applicable, with respect to each of the Executive Compensation Plans, the Company has delivered to Investor true and complete copies of all Executive Compensation Plan documents (including all amendments and modifications thereof), and, in the case of an unwritten Executive Compensation Plan, a written description thereof, and in either case related agreements including, without limitation, trust agreements and amendments thereto, insurance contracts, and investment management agreements.

                  (d) The Company and each ERISA Affiliate are in compliance in all respects with all Laws, including ERISA and the Code, applicable to the Plans. Each Plan has been maintained, operated and administered in compliance in all respects with its terms and any related documents or agreements and the applicable provisions of ERISA and the Code.

                  (e) Any Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code (each a "PENSION PLAN") now meet, and at all times since their inception have met, the requirements for such qualification and the related trusts are now, and at all times since their inception have been, exempt from taxation under Section 501(a) of the Code.

                  (f) All Pension Plans have received determination letters from the IRS to the effect that such Pension Plans are qualified and the related trust are exempt from federal income Taxes and no determination letter with respect to any Pension Plan has been revoked nor, to the Knowledge of the Company and any subsidiary, is there any reason for such revocation, nor has any Pension Plan been amended since the date of its most recent determination letter in any respect which would adversely affect its qualification. Neither the Company nor any ERISA Affiliate has ever contributed to, or been required to contribute to any "multiemployer plan" (within the meaning of Section 3(37) of ERISA) and neither the Company nor any ERISA Affiliate has any liability (contingent or otherwise) relating to the withdrawal or partial withdrawal from a multiemployer plan.

                  (g) No Plan is (or at any time has been) subject to Part 3, Subtitle B of Title I of ERISA or Title IV of ERISA.

                  (h) There are no currently pending audits or investigations by any Governmental Authority involving the Plans, no threatened or currently pending claims (except for individual claims for benefits payable in the normal operation of the Plans), Proceedings involving any Plan, any fiduciary thereof or service provider thereto and, to the Knowledge of the Company and any subsidiary, there is no set of circumstances which exists that will give rise to any such claim or Proceeding.

                  (i) None of the Company, any ERISA Affiliate, or any employee of the Company or any ERISA Affiliate has engaged in or, in connection with the transactions contemplated by this Agreement, will engage in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code and no such person or entity has breached any duty imposed by Title I of ERISA with respect to any Plan. To the Knowledge of the Company and any subsidiary, no other person or entity has engaged or will engage in such a prohibited transaction or breach with respect to any Plan. None of the assets of any Plan is invested in any property constituting "employer real property" or an "employer security" within the meaning of Section 407 of ERISA.

                  (j) Any insurance premium under any insurance policy related to a Plan for any period up to and including the Closing shall have been paid or accrued and booked on or before the Closing, and, with respect to any such insurance policy or premium payment obligation, none of the Company, any ERISA Affiliate or Investor shall be subject to a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability.

                  (k) No Plan provides benefits, including, without limitation, death or medical benefits, beyond termination of service or retirement, other than (i) coverage mandated by law or (ii) death or retirement benefits under a Plan qualified under Section 401(a) of the Code.

                  (l) With respect to each Plan that is a "group health plan" within the meaning of Section 607 of ERISA and that is subject to Section 4980B of the Code, the Company and each ERISA Affiliate comply, and have complied, in all respects with the continuation coverage requirements (including, without limitation, any requirement to provide any notice to any individual) of those provisions and Part 6 of Title I of ERISA.

         2.14 Title to and Condition of Real Property. The Company does not own any real property other than the Properties. Schedule 2.14 contains a list of all real property (other than the Properties) currently leased or occupied by the Company or its subsidiaries (the "LEASED REAL PROPERTY"), including the dates of and parties to all leases and any amendments thereof and a list of all real property previously leased or occupied by the Company or its subsidiaries. All Leased Real Property (including improvements thereon) is in satisfactory condition and repair consistent with its present use, and is available for immediate use in the conduct of the Company business. Neither the operations of the Company or its subsidiaries on any Leased Real Property, nor any improvements on the Leased Real Property, violates any applicable Law, except where such violation would not have a Material Adverse Effect on the Company. The Leased Real Property includes all real property necessary to conduct the business of the Company and its subsidiaries. None of the Leased Real Property has been condemned or otherwise taken by public authority and no such condemnation is, to the Knowledge of the Company, threatened or contemplated.

         2.15 Intellectual Property. The Company owns, or has a valid license to use, all software, seismic data and interpretations, maps, well logs, patents, trademarks, service marks, trade names, copyrights, trade secrets, technology, know-how and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") that is or has been used on the premises of the Company in the conduct of the business of the Company. Schedule 2.15 contains a complete and accurate list of all patents, patent applications, trademarks and service marks and related applications, trade names and copyrights owned by or licensed to the Company.
Schedule 2.15 also contains a description of all agreements or licenses relating to the acquisition by, or license to the Company of, such Intellectual Property or under which the Company has sold or granted a right to use any Intellectual Property. All Intellectual Property owned by the Company is owned by it free and clear of any Encumbrance. The conduct of the Company's business does not conflict with or infringe upon any Intellectual Property rights of any other person and no claims of conflict or infringement are pending or threatened against the Company or its subsidiaries. The Company has made all necessary filings and recordations and has paid all required fees and Taxes to maintain ownership of the Intellectual Property.

         2.16 Certain Contracts and Arrangements. Schedule 2.16, contains a complete and accurate list of each of the following types of Contracts:

                  (a) Contracts, including any mortgage, note or other instrument, relating to the borrowing of money or the incurrence of indebtedness or the guaranty of any obligation for the borrowing of money;

                  (b) any Contract, purchase order or acknowledgment form for the purchase, sale, lease or other disposition of equipment, products, materials or capital assets, or for the performance of services, with respect to which the annual aggregate dollar amount either due to, or payable by, the Company or exceeds $5,000;

                  (c) Contracts for the joint performance of work or services, joint venture agreements and all other Contracts pertaining to investments by the Company in other Entities;

                  (d) Contracts with respect to the sale or disposition of the Company's capital stock or other securities;

                  (e) any Contracts or understandings with outside advisors, consultants, or investment bankers, including any agreements or understandings with Jefferies & Co., Inc. and M2 Capital, Inc.;

                  (f) Contracts with parties other than employees of the Company pursuant to which the Company or any of its employees are subject to confidentiality or noncompetition obligations; and

                  (g) any other Contract not described in any other Schedule which contains unfulfilled obligations, is not terminable without payment of premium or penalty upon 30 days' notice or less and the annual amount either due to or payable by the Company or any of its subsidiaries exceeds $25,000 for any single contract or $50,000 in the aggregate.

Complete and accurate copies of all such Contracts that are in written form have been delivered to Investor.

         2.17 Status of Contracts. Except as set forth in Section 2.17 of the Exception Schedule, the Company is not in violation of, in default under, or to its Knowledge, in alleged violation of or in alleged default under any Contract, and there has not occurred any event which with lapse of time or giving of notice or both would constitute such a violation or default. The Company is not aware of any default by any other party to any Contract or of any event which (whether with or without notice, lapse of time or both) would constitute a material default by any other party with respect to obligations of that party under any Contract, and, to the Knowledge of the Company, there are no facts that exist indicating that any of the Contracts may be totally or partially terminated or suspended by the other parties. Neither the Company nor any of its subsidiaries at the Closing Date has granted any waiver or forbearance with respect to any of the Contracts. Neither the Company nor any of its subsidiaries is a party to, or bound by, any Contract that the Company can reasonably foresee will result in any material loss to the Company upon the performance thereof (including any liability for penalties or damages, whether liquidated, direct, indirect, incidental or consequential). The Company has not guaranteed, and is not otherwise liable for, the payment or performance by any of its subsidiaries under contract, instrument or other obligation.

         2.18 Insurance. Schedule 2.18 contains a complete and accurate list of all policies of fire, liability, worker's compensation and other forms of insurance insuring the Company, its officers or directors, its assets or its operations (the "POLICIES"), setting forth the applicable deductible amounts. All of the Policies are valid, enforceable and in full force and effect, all premiums with respect to the Policies covering all periods up to and including the date as of which this representation is being made have been paid and no notice of cancellation or termination has been received with respect to any Policy. The Policies are sufficient for compliance with all requirements of Law and Contracts to which the Company or any of its subsidiaries is a party and provide insurance for the risks and in the amounts and types of coverage usually obtained by persons using or holding similar properties in similar businesses. Complete and accurate copies of the Policies and all endorsements thereto have been delivered to Investor. The Company has not been refused any insurance coverage and no insurance coverage has been canceled during the three years preceding the date of this Agreement. None of the Policies permit the insurer to retroactively increase or assess premiums based on subsequent claims history. There are no pending Claims made by the Company under the Policies or any other insurance Contracts.

         2.19 Permits and Licenses. Schedule 2.19 contains a complete and accurate list of all Permits held by the Company, listed by Governmental Authority issuing such Permits. Each of the Company and its subsidiaries holds, and at all times has held, all Permits necessary for the lawful conduct of its business pursuant to all applicable Laws. Each of the Company and its subsidiaries is in compliance with each of the terms of the applicable Permits, and there are no claims of violation by the Company or any of its subsidiaries of any of such Permits. Complete and accurate copies of all Permits held by the Company and its subsidiaries have been delivered to Investor. All Governmental Authorities that have issued any Permits to or with respect to the Company, its business, or subsidiaries have consented or prior to the Closing will have consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement without requiring modification of the rights or obligations of the Company or its subsidiaries under any of such Permits.

         2.20 Bank Account Balances; Powers of Attorney. Schedule 2.20 lists (a) the name, address and contact person of each bank or other financial institution in which the Company has an account, safe deposit box or line of credit; (b) the account number, account name and type of account; (c) the dollar amount of each account including any restrictions on the account; and (d) the names of all persons authorized to draw thereon or have access thereto; and the names of all persons, if any, holding powers of attorney to act for the Company.

         2.21 Taxes. The Company and its subsidiaries have filed on a timely basis all federal, state, local, foreign and other returns, reports, forms, declarations and information returns required to be filed by them with respect to Taxes (as defined below) which relate to the business, results of operations, financial condition, properties or assets of the Company or its subsidiaries for all periods (collectively, the "RETURNS") and have paid on a timely basis all Taxes shown to be due on the Returns. All Returns filed are complete and accurate in all material respects and no additional Taxes are owed by the Company or its subsidiaries with respect to the periods covered by the Returns or for any other period. The Company has provided Investor with complete and accurate copies of all Returns for each of the Company's fiscal years ended on or after December 31, 1992. Neither the Company nor any of its subsidiaries has any liability for Taxes of any person (other than themselves), whether arising under federal, state, local or foreign law, as a transferee or successor, by contract, or otherwise. Except as set forth on Section 2.21 of the Exception Schedule, neither the Company nor any of its subsidiaries is currently the beneficiary of any extension of time within which to file any Return. Except as set forth on Section 2.21 of the Exception Schedule, no Returns have been examined by the applicable taxing authorities for any period and, except as set forth on Section 2.21 of the Exception Schedule, the Company has not received any notice of audit with respect to any Return or any fiscal year and there are no outstanding agreements or waivers extending the applicable statutory periods of limitation for Taxes for any period. No claim has ever been made by an authority in a jurisdiction where the Company or its subsidiaries do not file Returns that they are or may be subject to taxation by that jurisdiction. All Taxes that are or have been required to be withheld or collected by the Company or any of its subsidiaries or predecessors have been duly withheld and collected and, to the extent required, have been properly paid or deposited as required by applicable laws.

         2.22 Related Party Interests. Except as described in reasonable detail in Section 2.13 or Section 2.22 of the Exception Schedule, no shareholder, officer or director, or former officers or directors of the Company (or any entity owned or controlled by one or more of such parties) (a) has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Company's business, (b) is indebted to the Company or its subsidiaries, or (c) has any financial interest, direct or indirect, in any outside business which has significant transactions with the Company. True and complete copies of all agreements listed on Section 2.13 and Section 2.22 of the

Exception Schedule have been provided to Investor. The Company is not indebted to any of its shareholders, directors or officers (or any entity owned or controlled by one or more of such parties), except for amounts due under normal salary arrangements and for reimbursement of ordinary business expenses. The consummation of the transactions contemplated by this Agreement or the Purchase and Sale Agreement will not (either alone or upon the occurrence of any act or event, or with the lapse of time, or both) result in any payment (severance or other) becoming due from the Company to any of its shareholders, officers, directors or employees (or any entity owned or controlled by one or more of such parties).

         2.23 Transactions with Management. Except as set forth in Section 2.13 or Section 2.22 of the Exception Schedule, the Company is not a party to any Contract with any of its shareholders, directors, officers, employees, or agents, or with any former shareholder, director, officer, employee, or agent of the Company.

         2.24 No Operating Restrictions. No power of attorney or similar authorization given by the Company or any of its subsidiaries is presently in effect or outstanding. No Contract (i) limits or burdens the freedom of the Company to compete in any line of business or with any person or (ii) limits or burdens the operations of the Company in, or creates rights in favor of other persons with respect to, the ownership of property or conduct of operations within, any area of mutual interest or other geographic area or geological zone.

         2.25 Brokers and Finders. The Company has incurred no obligation or liability, contingent or otherwise, for brokers', finders' or investment bankers' fees in respect of the matters contemplated by this Agreement, including the Southern Disposition.

         2.26 Investment Company; Public Utility Holding Act. The Company is not an "investment company" as defined in the Investment the Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, and the Company is not a "holding company" or and "affiliate" of a holding company or public utility as defined in the Public Utility Holding Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

         2.27 Registration Rights. Except for the registration rights granted herein, or set forth in Section 2.27 of the Exception Schedule, the Company has not agreed to register under the Securities Act the sale of any of securities issued or guaranteed by it.

         2.28 Schedules; Untrue Statements. All schedules furnished by the Company pursuant to this Agreement are true, complete and accurate in all respects and neither omit or contain items required by this Agreement to be contained therein or omitted therefrom, respectively. This Agreement and all other documents and information furnished by the Company or any of their Affiliates or their respective representatives to Investor and its Affiliates or their respective representatives pursuant hereto or in connection with the transactions contemplated by this Agreement do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                           RELATING TO THE PROPERTIES

         As additional material inducements for the execution, delivery and performance of this Agreement and the transactions contemplated hereby, the Company hereby makes to Investor the representations and warranties set forth in this Article 3, except as specifically set forth in Exception Schedule in a numbered paragraph that corresponds to the section for which disclosure is made, that as of the date hereof and the Closing Date. Such representations and warranties are in addition to, and not in lieu of, other representations and warranties of the Company contained herein.

         3.1 Proceeds of Production. To the Company's Knowledge, (a) all proceeds of production of Hydrocarbons from the Properties are currently being paid to the operator of such Properties, for the Company's account, without the furnishing of indemnity (other than customary warranties contained in division orders, transfer orders or production sales contracts); and (b) no material portion of such proceeds are being held in suspense. Schedule 3.1 describes all Hydrocarbon properties owned by the Company after giving effect to the closing of the Purchase and Sale Agreement and the Southern Disposition.

         3.2 Invoices. Except as set forth in Section 3.2 of the Exception Schedule, the Company has paid all joint-interest billings and other invoices Attributable to the ownership or operation of the Properties, to the extent that such billings and invoices have been received by the Company and have become due and payable.

         3.3 Gas Imbalances. To the Company's Knowledge, there exist no production imbalances affecting the Properties.

         3.4 Gas Prepayments. Except as set forth in Section 3.4 of the Exception Schedule, the Company is not obligated, by virtue of a prepayment, take-or-pay, production payment or other arrangement, to deliver Hydrocarbons produced from the Properties on or after the January 1, 1999, without receiving full price for such production.

         3.5 Wells. Schedule 3.5 lists all wells located on the Properties. To the Company's Knowledge, (a) all of the wells located on the Properties have been drilled and completed within the boundaries of the applicable Leases or within the limits otherwise permitted by contract, pooling or unitization agreement or applicable Law, (b) all drilling, completion, development, operation, plugging and abandonment of the wells located on the Properties have been conducted in material compliance with all applicable Laws and (c) except as set forth in Section 3.5 of the Exception Schedule, there are no wells located on the Properties that (i) the Company is currently obligated by law or contract to plug and abandon; (ii) the Company will be obligated by law or contract to plug and abandon with the lapse of time or notice or both because the well is not currently capable of producing Hydrocarbons in commercial quantities; or (iii) are subject to exceptions to a requirement to plug and abandon issued by a Governmental Authority having jurisdiction over the Properties.

         3.6 AFEs. Except as set forth on Section 3.6 of the Exception Schedule, there are no outstanding authorizations for expenditure (approved or proposed) that (a) require the drilling of wells or other material development operations to earn or to continue to hold all or any portion of the Properties or (b) obligate the Company to make payments of any material amounts in connection with the drilling of wells or other material capital expenditures affecting the Properties.

         3.7 Casualty. To the Company's Knowledge, no Casualty Event has occurred on or since January 1, 1999.

         3.8 Title.

                  (a) Except as provided in Section 3.8(a) of the Exception Schedule, after giving effect to the transactions contemplated by the Purchase and Sale Agreement, the Company has Marketable Title to the Properties and shall defend title to the Properties against all claims and demands of all Persons whomsoever claiming title to the Properties, or any part thereof, by, through or under the Company, but not otherwise.

                  (b) Except as provided in Section 3.8(b) of the Exception Schedule, after giving effect to the transactions contemplated by the Purchase and Sale Agreement, the Company has good and indefeasible title to the Platforms entitling the Company to an undivided ownership interest in each Platform equal to the Company's Working Interest for the Property upon which each Platform is located and the Company shall defend title to the Platforms against all claims and demands of all Persons whomsoever claiming title to the Company's undivided ownership in the Platforms, or any part thereof, by, through or under the Company, but not otherwise.

         3.9 Pricing. To the Company's Knowledge, the prices being received for the production of Hydrocarbons from the Properties do not violate any Contract or Law.

         3.10 Equipment. To the Company's Knowledge, the Equipment is in good repair, working order and operating condition and is adequate for the operation of the Properties.

         3.11 Leases. To the Company's Knowledge, (a) the Leases are in full force and effect, by operations approved by the MMS in accordance with applicable Law; (b) the Company has made available to the Investor true and correct copies of the Leases, including any amendments thereto; (c) the Company has duly performed all of the material obligations under the Leases that are now or will prior to the Closing be required to be performed by the Company; (d) the Company has not received any notice of default under the Leases, nor is any such notice pending; and (e) all rentals and royalties (including minimum royalties, shut-in or otherwise) required to be paid to perpetuate the Leases to the Execution Date have been timely and properly paid to the proper Persons and in the proper amounts.

         3.12 Governmental Qualification. The Company is qualified with the MMS to own interests in federal Hydrocarbon leases on the Outer Continental Shelf, including the Properties.

         3.13 Adverse Changes in Production Rates or Oil and Gas Reserves. (a) From the date of this Agreement until the day immediately preceding the Closing Date, the average daily production from the Properties (in all cases net to the Company's interest in the Properties) shall not be less than (i) 14,000 Mcf. per day of natural gas, and (ii) 950 barrels per day of oil and other liquid Hydrocarbons. True and complete copies of the report of each of Netherland, Sewell & Associates, Inc. and Ryder Scott Company Petroleum Engineers estimating the Hydrocarbon reserves attributable to the Company's interest in the Properties as of January 1, 1999, have been given to the Investor prior to the date of this Agreement.

                  (b) Since January 1, 1999, there has been no material loss of, or decline in, any proved category of Hydrocarbon reserves attributable to the Company's interest in the Properties below that estimated for the Company's interest in the Properties in either of the reserve reports of Netherland, Sewell & Associates, Inc. or Ryder Scott Company Petroleum Engineers as of January 1, 1999, other than declines in reserve volumes as a result of actual production of Hydrocarbons since January 1, 1999 or a reduction in the prices used to calculate reserve volumes.

         3.14 Environmental Laws. To the Company's Knowledge, (a) the Company's and each of its subsidiary's assets have been, and are being, operated in material compliance with all applicable Environmental Laws except for minor matters of non-compliance for which potential fines or costs of compliance do not exceed $50,000; and (b) there exists no condition or circumstance whereby the Company or the Company's successor would be obligated to expend any sum of money in excess of $50,000 in connection with any remedial action relating to any environmental condition which, if not performed, would result in a violation of applicable Environmental Laws.

         3.15 Reserve Information. The information supplied by the Company to the independent petroleum engineering consultants for the Company for purposes of preparing the reserve reports and estimates of such consultants included in the SEC Reports ("RESERVE REPORTS"), including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production (including all financial hedging arrangements), was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices. Netherland, Sewell & Associates, Inc. and Ryder Scott Company Petroleum Engineers, who prepared estimates of the amount and value of proved reserves of the Company as set forth in the SEC Reports, are independent with respect to the Company. The information with respect to the estimated quantities of the Company's proved reserves and the present value of such reserves included in the SEC Reports was prepared in accordance with the rules and guidelines set forth in the rules and regulations of the SEC for inclusion of reserve information in financial statements filed with the SEC.

                                    ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         As material inducements for the execution, delivery and performance of this Agreement by the Company, Investor hereby represents and warrants to the Company that as of the date hereof and the Closing Date:

         4.1 Organization. Investor is a corporation duly organized, validly existing and in good standing under the Laws of Delaware, and has all the necessary powers to own its business as now owned and operated by it.

         4.2 Authority. Investor has the absolute and unrestricted right, and all requisite corporate power and authority to enter into and perform its obligations under this Agreement. This Agreement and the transactions contemplated hereby have been duly authorized by the Board of Director's of Investor, validly executed and delivered by Investor This Agreement, and the documents and instruments required hereunder constitutes the valid and binding obligations of Investor enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law.

         4.3 No Violations. Neither the execution and delivery of this agreement by Investor nor the consummation of the transactions contemplated hereby will
(i) violate any order, writ, injunction or decree, to which the Investor is subject or by which Investor or any of its assets, business or operations may be bound or affected, or (ii) require the consent, approval, authorization or order of any person or Governmental Authority or court under any agreement, arrangement, commitment, order, writ, injunction or decree not heretofore obtained.

         4.4 Brokers. Investor has incurred no obligation or liability, contingent or otherwise, for brokers', finders' or investment bankers' fees in respect of the matters provided for in this Agreement that will be the responsibility of the Company; and any such obligation or liability that might exist shall be the sole obligation of Investor.

         4.5 Bankruptcy. There are no bankruptcy, reorganization or arrangement Proceedings pending, being contemplated by or, to Investor's knowledge, threatened against Investor.

         4.6 Investment Experience. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. Investor is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Investor has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares.

         4.7 Investment Intent. Investor has not been formed for the purpose of acquiring the Shares. Investor is purchasing the Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Investor's investment intent as expressed herein. Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state Securities Act, and the rules and regulations promulgated thereunder.

         4.8 Registration or Exemption Requirements. Investor further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Investor understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

         4.9 SEC Reports of Investor's Parent. Investor has made available to the Company true and complete copies of its parent corporation's Annual Report on Form 10-K for the year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1999. The financial statements included in such SEC reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of the Investor's parent and its parent's consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. The certified public accountants who have certified certain financial statements included in such SEC filings of Investor's parent are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

                                    ARTICLE 5

                           OBLIGATIONS PENDING CLOSING

         The Company covenants and agrees that during the Interim Period it will in good faith observe and perform the obligations set forth in this Article 5.

         5.1 Inspection of the Company. Investor and its officers, attorneys, accountants and authorized representatives shall continue to have the right, during normal business hours, to inspect the Company's assets, properties, books and records, and to consult with the Company's officers, directors, employees, suppliers, customers, creditors, agents, attorneys and accountants concerning the Company's assets, properties, ownership and operation, as long as such access is not unreasonably disruptive to the Company's operations. Such inspections may reasonably include, for example, environmental and other physical inspections of the Company's properties, review of the Company's books, records of account, tax records, and stock books and records, and a review of records of corporate proceedings, contracts, trademarks, interment records and other business activities and matters in which Investor may have an interest in light of the transactions contemplated by this Agreement. Investor agrees to maintain all information it learns from such inspections in confidence and will not disclose such information except to its officers, directors, employees, attorneys, accountants, creditors, prospective lenders and their attorneys, and other authorized representatives unless such information is or becomes public knowledge through no fault of Investor.

         5.2 Return of Data. Investor agrees that if this Agreement is terminated for any reason whatsoever, Investor shall, at the Company's request, promptly return to the Company all information and data furnished by or on behalf of the Company to Investor or Investor's Affiliates in connection with this Agreement or Investor's investigation of the Company, and Investor shall deliver to the Company or destroy all copies, extracts or excerpts of such information and data and all documents generated by Investor that contain any portion of such information or data.

         5.3 Acquisition Proposals. Except for the Purchase and Sale Agreement, the Company shall not directly or indirectly (i) solicit, initiate or encourage any inquiries or Acquisition Proposals from any Person or (ii) participate in any discussions or negotiations regarding, furnish to any Person other than Investor or its representatives any information with respect to, or otherwise assist, facilitate or encourage any Acquisition Proposal by any other Person. "ACQUISITION PROPOSAL" means any proposal for a merger, consolidation or other business combination involving the Company or for the Transfer of any interest in, or a material portion of, the assets or securities of the Company. The Company shall promptly communicate to Investor the terms of any such written Acquisition Proposals which any the Company or the Company may receive or any written inquiries made to any of them or any of their respective directors, officers, representatives or agents.

         5.4 Operation in the Ordinary Course of Business. The Company shall continue to operate in the usual and ordinary course, and shall not take or fail to take any action which would cause or permit any representation, warranty or covenant of the Company contained in this Agreement to be untrue, inaccurate or incomplete as of the Closing Date. Without limiting the generality of the immediately preceding sentence, the Company shall maintain the goodwill the Company and its business now enjoy, preserve intact the Company's present organization and the manner in which it heretofore has conducted business, and preserve the Company's relationships with others having business dealings with the Company. The Company shall also maintain insurance on all its properties and with respect to the conduct of its business of such kinds and in such amounts as is customary in the type of business in which it is engaged, but not less than that carried by it on December 31, 1998. The Company shall, however, be excused from its obligations under this Section 5.4 if, and to the extent that, other provisions of this Agreement specifically require the Company to conduct its affairs in a manner contrary to this Section 5.4.

         5.5 Breaches of Representations and Warranties. The Company shall notify Investor of the discovery by the Company that any representation or warranty of the Company contained in this Agreement is or becomes untrue or will be untrue on the Closing Date. Such disclosure shall be made in writing and within the earlier of 48 hours after discovery or the Closing.

         5.6 Material Adverse Effect. The Company shall promptly notify Investor in writing of, and describe in reasonable detail, the occurrence of any event, or the existence of any condition or circumstance, that may have a Material Adverse Effect.

         5.7 Proxy Materials.

                  (a) The Company covenants and agrees that promptly after execution of this Agreement, the Company will prepare and file with the SEC a notice of shareholders meeting and proxy statement in form and substance satisfactory to Investor (the "NOTICE AND PROXY STATEMENT") for a meeting of the shareholders of the Company at which the following shall be submitted to the shareholders of the Company for approval (the "SHAREHOLDERS MEETING"):

                           (1) the Agreement;
                           (2) the Purchase and Sale Agreement;
                           (3) an increase in the authorized shares of capital
                               stock and Common Stock;
                           (4) an elimination of the staggered board of
                               directors;
                           (5) election of new directors designated by Investor;
                           (6) sale of capital stock of SGC;
                           (7) sale of substantially all the assets of SGC; and
                           (8) each of the transactions contemplated hereby
                               (collectively, the "PROXY ITEMS").

                  (b) The Company further covenants and agrees that it will use Commercially Reasonable Efforts to promptly answer any questions and comply with any comments to the Notice and Proxy Statement which are rendered by the staff of the SEC (and are not subsequently withdrawn or abandoned), and shall otherwise use its Commercially Reasonable Efforts to cause the Notice and Proxy Statement to be cleared by the staff of the SEC for mailing to the Company shareholders at the earliest possible date.

                  (c) The Company further represents and warrants to the Investor that the Notice and Proxy Statement: (i) will be prepared and circulated by the Company at least 21 days prior to the Shareholders Meeting; (ii) will be prepared and circulated pursuant to and in compliance with Section 14(a) of the Exchange Act, Regulation 14A of the SEC, all Nasdaq Requirements and all other applicable Laws; (iii) will contain all notices and disclosures to shareholders required by the Delaware General Corporation Law with respect to the Proxy Items and the transactions contemplated thereby; and (iv) will not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

                  (d) The Company covenants and agrees that: (i) all Common Stock and Preferred Stock owned of record or beneficially by Management will be voted in favor of the approval of all Proxy Items and all transactions contemplated by the Proxy Items at the Shareholders Meeting or any adjournment thereof; (ii) the Board of Directors of the Company shall recommend in the Notice and Proxy Statement that all shareholders of the Company vote for approval of the Proxy Items and all transactions contemplated thereby, and such recommendation will not be revoked or modified.

                  (e) The Company covenants and agrees that the approval by a majority of the voting power represented by the outstanding shares of the Common Stock and the Preferred Stock are the only votes of the holders of any class or series of the Company capital stock necessary to approve the Proxy Items. The Preferred Stock have no rights to vote as a class on any of the Proxy Items.

         5.8 Negative Covenants. Except as expressly permitted by this Agreement, from the date hereof until the Closing Date, without first obtaining the express written consent of Investor, the Company will not:

                  (a) Prohibition of Certain Employment Contracts. Enter into any contracts of employment;

                  (b) Prohibition of Certain Loans. Borrow for any purpose or issue debt securities, except as is otherwise agreed to in writing by Investor;

                  (c) Prohibition of Certain Commitments. Make any expenditure or incur any liability (whether or not in the ordinary course of business) of more than $500 except (i) pursuant to Section 5.12 (AFEs Prior to Closing) with respect to certain AFE's, or (ii) as is otherwise agreed to in writing Investor;

                  (d) Disposal of Assets. Sell, dispose of, or encumber, any property or assets, except (i) sales of oil and gas production in the usual and ordinary course of business; (ii) as disclosed in Schedules to this Agreement; or (iii) as may be approved in writing by Investor;

                  (e) No Amendment to Certificate of Incorporation. Amend its Certificate of Incorporation or Bylaws or merge or consolidate with or into any other corporation or change in any manner the rights of its Common Stock or Preferred Stock or the character of its business;

                  (f) No Issuance, Sale, or Purchase of Securities. Issue or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue or sell (upon conversion or otherwise), any shares of its equity securities, except upon exercise of employee stock options or warrants that were outstanding as of the date hereof and except for the issuance of Common Stock to pay accrued regular dividends on Preferred Stock;

                  (g) Reclassifications. Subdivide or in any way reclassify any shares of its equity securities, or acquire, or agree or acquire, any shares of its equity securities;

                  (h) Prohibition on Dividends. Declare or pay any dividend on shares of its equity securities (other than as required by Preferred Stock) or make any other distribution of assets to the holders thereof;

                  (i) Severance Arrangements. Increase the compensation payable to, or grant any severance arrangements to any officer, director, employee, consultant except as disclosed in Section 2.23 of the Exception Schedule;

                  (j) Bonus Payments. Pay any bonuses to any officer, director, employee, consultant or agent; and

                  (k) Other Changes. Take or fail to take any action that would cause its representations and warranties in Article 2 or Article 3 hereof (including Section 2.10) to become untrue at or prior to Closing.

         5.9 Overhead Reduction Measures During Interim Period. Within five Business Days after the date of this Agreement, the Company shall implement and not rescind the following measures to reduce its expenses:

                  (a) The Company shall enter into agreements with certain of its employees including William Gray, Jon Garrett, Jack Bryant, Daniel Hall, and Susan Frisard pursuant to which such the Company and each such employee agree to
(1) terminate the employment of such person, (2) terminate any employment or indemnity agreements with such employee, and (3) release each one another from any further liabilities or obligation. The terms and conditions of each such termination arrangement shall be in form and substance reasonably satisfactory to Investor.

                  (b) The Company shall close its office in Metairie, Louisiana and shall terminate its office lease there except with approximately 1,500 square feet currently leased by the Company on the 11th Floor of the building in which its Metairie office located, all on terms reasonably satisfactory to the Investor.

         5.10 Waivers of Affiliate Claims. The Company shall obtain and deliver to Investor at Closing copies of written waivers in form and substance satisfactory to Investor from each of the Company's Affiliates (including officers, directors, employees and consultants whose employment or consulting arrangement is terminated during the Interim Period) pursuant to which such persons waive and relinquish any and all rights and causes of action, including without limitation indemnification or contribution rights and claims, whether then known or unknown, that such person may have or that may arise after the Closing Date, against any of the Company's Affiliates which in any way arise out of or in connection with events or circumstances existing on or prior to the Closing Date, including, but not limited to those agreements set forth in
Section 2.23 of the Exception Schedule.

         5.11 Cancellation or Exercise of Options. The Company covenants and agrees that it will, not later than forty-five (45) days prior to Closing, send written notice to each holder of options granted pursuant to its 1994 Compensatory Stock Option Plan that (i) the Company has entered into an agreement to sell substantially all of its assets as part of a reorganization,
(ii) the holder has forty-five (45) days to exercise such holder's options granted pursuant to that plan, and (iii) any unexercised options will be canceled prior to the Closing, all in accordance with the applicable terms of the grant agreements pursuant to which such options were granted.

         5.12 AFE's Prior Closing. The Company shall notify Investor of any authority for expenditures ("AFE") received by the Company, and the Company shall attempt to farmout the operations to which the AFE relates on the best terms obtainable, failing which the Company shall not consent to the AFE unless:
(i) it receives written consent from Investor to approve the AFE, or the Company's commercial bank advances the necessary cost of the AFE to the Company on terms approved by Investor.

         5.13 Voting and Support Agreement. Within seven (7) days after the date of this Agreement, the Company shall cause each of the stockholders named below to execute and deliver to the Investor a Voting and Support Agreement in substantially the form attached hereto as Exhibit 5.13: Rick G. Avare; Douglas Hawthorne; Leonard Nave; Ralph Currie; D. Poole; H. Settle; L. Aldridge; DnB; and TECO. The Company represents and warrants that such stockholders own and have the right to vote Common Stock or Preferred Stock, or both, which in the aggregate represents at least 52% of the voting power of all classes of the Company's voting securities.

         5.14 Consulting Agreement. Contemporaneously with the execution and delivery of this Agreement, the Company and the other parties thereto shall enter into the Consulting Agreement in substantially the form attached hereto as
Exhibit 5.14 and the Company shall perform its obligations under the Consulting Agreement in accordance with its terms.

         5.15 Management and Administrative Services Agreement. On or before the Closing Date, the Company and the other parties thereto shall enter into the Management and Administrative Services Agreement in substantially the form attached hereto as Exhibit 5.15 and the Company shall perform its obligations under the Management and Administrative Services Agreement in accordance with its terms.

         5.16 Board of Directors Appointments. Upon execution and delivery of this Agreement, by the Company and Investor, the Company shall cause the following to occur in a manner satisfactory to Investor in form and substance:
(a) the number of directors constituting the Board of Directors of the Company shall be increased to nine members; and (b) two nominees selected by Investor shall be appointed to the Company's Board of Directors to serve until the next meeting of the Company's stockholders at which directors are elected.

                                    ARTICLE 6

                              CONDITIONS TO CLOSING

         6.1 Conditions Precedent to Obligations of Investor.

                  (a) The obligations of Investor to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Investor in the manner contemplated by Section 7.3 at or before the Closing:

                           (1) Representations and Warranties of the Company True at Closing. The representations and warranties of the Company herein contained shall be true as of and at the Closing with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement;

                           (2) Covenants and Agreements to Have Been Performed. The Company shall have performed and complied with all covenants and other agreements required by this Agreement to be performed or complied with by the Company before the Closing Date;

                           (3) Closing Certificate. The Company shall have delivered to Investor a truthful certificate at the Closing dated as of the Closing Date and executed by the Company's chief executive officer, chief financial officer and chief legal officer confirming the matters in Section 6.1(a)(1) and (2);

                           (4) Issuance of Stock. The Company shall have tendered for delivery to Investor certificates representing the Shares, free and clear of any Encumbrance;

                           (5) Purchase Price Adjustments. The total reduction in the Purchase Price pursuant to Section 1.4(b)(3) shall not exceed $50,000;

                           (6) Closing Date Liabilities. All liabilities of the Company other than Permitted Liabilities shall have been paid or otherwise discharged, or the Company shall have sufficient cash resources on the Closing Date (after giving effect to the consummation of the transactions contemplated by this Agreement and the Purchase Agreement) to pay any remaining liabilities in full in accordance with their respective terms;

                           (7) Proceedings. No Proceeding by any private person or entity or a Governmental Authority shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated hereby or to seek damages therefrom;

                           (8) Casualty Event. No Casualty Event shall have occurred during the Interim Period that materially and adversely affects the value of (a) a Property that is producing Hydrocarbons at the time such Casualty Event occurs, (b) any other material Property or
         (c) a Platform;

                           (9) Purchase and Sale Agreement. All conditions precedent have been satisfied without waiver and the transactions contemplated in the Purchase and Sale Agreement shall close simultaneously with the Closing;

                           (10) Southern Assumption and Release. The transactions contemplated by the Southern Assumption and Release shall have been completed in such a manner that is in form and substance satisfactory to Investor;

                           (11) Southern Disposition. The transactions contemplated by the Southern Disposition shall have been completed in a manner that is in form and substance satisfactory to Investor;

                           (12) TECO Settlement. The transactions contemplated by the TECO Settlement shall have been completed in such manner that is in form and substance satisfactory to Investor;

                           (13) DnB Note Paydown. The DnB Note Paydown shall occur simultaneously with the Closing;

                           (14) Residual Note. The DnB Note shall have been purchased by Investor at or before the Closing on terms and conditions satisfactory to Investor;

                           (15) Note Modification Agreement. The Note
         Modification Agreement shall have been executed and delivered by the Company and all other parties thereto;

                           (16) Voting and Support Agreement. Each party that has delivered a Voting and Support Agreement to Investor shall have performed his obligations thereunder in accordance with its terms;

                           (17) New Director Indemnity Agreements. The Company shall have entered into an Indemnity Agreement with each new director elected at the Shareholders Meeting, such agreements to be in substantially the form of the Indemnity Agreements to which previously elected directors of the Company are parties and otherwise in form and substance satisfactory to Investor;

                           (18) Option and Warrant Termination. All of the stock options outstanding under the Company's 1994 Compensatory Stock Option Plan and each other option or warrant to purchase any of the Company's securities held by any member of Management shall have been canceled or terminated in form and substance satisfactory to Investor prior to the Closing;

                           (19) Venture Arrangements. The Company shall have either terminated or reduced its interest in each of its Joint Ventures, as instructed by Investor, all in form and substance satisfactory to Investor;

                           (20) Split-Dollar Plan Termination. The Split-Dollar Agreement dated June 30, 1998 by and among the Company, Rick G. Avare, and Diane L. Avare, Trustee of the Rick G. Avare Irrevocable Life Insurance Trust dated April 6, 1995 shall have been terminated or assigned to Rick G. Avare, all in form and substance satisfactory to Investor;

                           (21) Incentive Bonus Plan. The Company's Incentive Bonus Plan dated November 12, 1996 shall have been terminated;

                           (22) Subsidiaries. Any subsidiaries of the Company after giving effect to the Southern Disposition, shall have been dissolved or sold in form and substance satisfactory to Investor;

                           (23) Shareholder Approval. The Company shall have received Shareholder Approval for the transactions contemplated by each of the Proxy Items, including the election of Investor's nominees to the Company's Board of Directors, effective as of the Closing;

                           (24) Director Resignations. The Company shall have received and accepted the resignation of each the following individuals as directors of the Company, in each case effective as of the Closing:

                                    (A)     Douglas Hawthorne
                                    (B)     Leonard Nave
                                    (C)     David Fox
                                    (D)     Joe Shields
                                    (E)     Len Aldridge
                                    (F)     Robert McIntyre;

                           (25) Employment Agreements. The Company's employment of, and employment agreements with, each of the following individuals shall have been terminated, such termination to be in form and substance satisfactory to Investor:

                                    (A)     Rick G. Avare
                                    (B)     William Gray
                                    (C)     Ralph Currie
                                    (D)     David Stetson
                                    (E)     Jon Garrett
                                    (F)     Jack Bryant
                                    (G)     Daniel Hall
                                    (H)     Karen Underwood;

                           (26) At-Will Employees. Each of the following at-will employees of the Company shall have been terminated from their respective positions with the Company:

                                    (A)     Susan Frisard
                                    (B)     Tammy Farris
                                    (C)     Diana Highley
                                    (D)     Debbie Mullins;

                           (27) Preferred Stock. All shares of the Preferred Stock reflected in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 as being owned by Rick G. Avare or Douglas
         L. Hawthorne shall have been converted on a one-for-one basis to shares of Common Stock, such conversion to be in form and substance satisfactory to Investor;

                           (28) Opinions of Counsel. Investor shall have received a favorable opinion, dated as of the Closing Date, from (i) David J. Stetson, general counsel of the Company, (ii) Phillip E. Allen, counsel to the Company, as to certain securities laws matters, and (iii) from Schully, Roberts, Slattery & Jaubert with respect to any preferential rights to purchase and title matters, each in form and substance satisfactory to Investor;

                           (29) Certificates of Public Officials. The Company shall have delivered to Investor certificates of existence and good standing with respect to the Company issued by the Secretary of State of their respective states of incorporation or other appropriate Governmental Authority;

                           (30) Resolutions. The Company shall have delivered to Investor copies of resolutions, certified as of the Closing Date by the President and Chief Executive Officer and Secretary of the Company, duly adopted by the Company's Board of Directors approving this Agreement and the transactions contemplated hereby, and approving and authorizing the

         Company's execution and delivery of, and performance of its obligations under this Agreement and Purchase and Sale Agreement;

                           (31) Satisfaction of Encumbrances. With respect to any Encumbrances against any of the Company's assets or Properties (whether or not reflected on the Exception Schedule), (i) the indebtedness or liabilities underlying such Encumbrances (other than the Residual Note) shall have been paid or otherwise satisfied in full and, (ii) the Encumbrances (other than those securing the Residual
         Note) shall have been released of record or Investor shall have received originally executed releases thereof in recordable form satisfactory to Investor, all in form and substance satisfactory to Investor;

                           (32) McClindon Employment Agreement. Effective as of the Closing Date, that certain employment contract between the Company and Christopher McClindon shall be amended to reduce the term of the agreement to one year from the Closing Date, all in form and substance satisfactory to Investor;

                           (33) Dismissal from Wright Litigation. The litigation filed in the United States Bankruptcy Court in Lexington, Kentucky, case No. 98-05023, styled Castil Williams v. Alpha Gas Development Inc., Alpha Gas Development of Texas, Inc., American Resources of Delaware, Inc., et al. alleging, among other things, that the transfer of assets of Southern Gas Company Inc. to Southern Gas Co. of Delaware, Inc., was fraudulent, shall have been either settled or dismissed, all in form and substance satisfactory to Investor; and

                           (34) Settlement of Chevron Contract Liabilities. All liabilities of the Company shall have been paid in full or otherwise discharged, all in form and substance satisfactory to Investor, that arise out of or in connection with that certain Contract entitled "Well Drilling and Completion Services Contract South Timbalier 21 Field Offshore, Louisiana" by and between the Company and Chevron U.S.A. Inc. and the Company's performance of such contract, including liabilities or alleged liabilities to Sundowner Offshore Services, Inc.

                  (b) Other. The items set forth in Section 6.1(a) and all other items required to be delivered hereunder, or as may be reasonably requested by Investor to facilitate the Closing, shall be in form and substance satisfactory to Investor.

         6.2 Conditions Precedent to Obligations of the Company.

                  (a) The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions, or to the waiver thereof by the Company in the manner contemplated by Section 7.3 at or before the Closing:

                           (1) Representations and Warranties of Investor True at Closing. The representations and warranties of the Investor herein contained shall be true as of and at the Closing with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement;

                           (2) Covenants and Agreements to Have Been Performed. The Investor shall have performed and complied with all covenants and other agreements required by this Agreement to be performed or complied with by the Investor before the Closing Date;

                           (3) Closing Certificate. The Investor shall have delivered to Investor a truthful certificate at the Closing dated as of the Closing Date and executed by the Company's duly authorized officer of Investor confirming the matters in Section 6.1(b)(1) and (2);

                           (4) Performance. Investor shall have performed in all material respects the obligations, covenants and agreements required hereunder to be performed by it at or prior to the Closing;

                           (5) Simultaneous Closing of Purchase and Sale Agreement. All conditions precedent have been satisfied and the transactions contemplated in the Purchase and Sale Agreement shall close simultaneously with the transactions contemplated by this Agreement;

                           (6) Note Modification Agreement. The Note
         Modification Agreement shall have been executed and delivered by the Investor;

                           (7) Shareholder Approval. The Company shall have received Shareholder Approval for the transactions contemplated by this Agreement and;

                           (8) Resolutions. Investor shall have delivered to the Company copies of resolutions, certified as of the Closing Date by the President and Secretary of Investor, duly adopted by Investor's Board of Directors approving this Agreement and consummation of the transactions contemplated hereby, and approving and authorizing Investor's execution and delivery of, and performance of its obligations under this Agreement;

                           (9) Opinion of Investor's Counsel. The Company shall have received a favorable opinion, dated the Closing Date, from Porter & Hedges, L.L.P., counsel to Investor, with respect to the matters set forth in Section 4.1, Section 4.2, and Section 4.3;

                           (10) Proceedings. No Proceeding by any private person or entity or a Governmental Authority shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated hereby or to seek damages therefrom;

                           (11) Venture Arrangements. If Investor shall require the Company to either terminate or reduce its interest in each of its Joint Ventures, such action shall be taken in form and substance satisfactory to the Company;

                           (12) Purchase Price Adjustments. The total reduction in the Purchase Price pursuant to Section 1.4(b)(3) shall not exceed $50,000, excluding (i) any reductions waived by Investor and (ii) any reductions for liabilities of the Company the incurrence or existence of which a constitute breach of this Agreement by the Company; and

                           (13) Tender of Purchase Price. On the Closing Date, Investor shall have tendered to the Company the Purchase Price for the Shares payable at Closing as provided in Section 1.4.

                  (b) Other. The items in Section 6.2(a) and all other items required to be delivered hereunder by the Investor or as may be reasonably requested by the Company to facilitate the Closing, shall be in form and substance satisfactory to the Company.

         6.3 Commercially Reasonable Efforts. Each of Company and the Investor shall use Commercially Reasonable Efforts to cause the occurrence of the events contained in Section 6.1 and Section 6.2, respectively, to be satisfied at or before the Closing, to the extent that the occurrence of such events is within the control of any such Party.

                                    ARTICLE 7

                             TERMINATION AND WAIVER

         7.1 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time (whether before or after the Shareholder Approval) prior to the Closing Date:

                  (a) By Mutual Consent. By mutual consent of Investor and the Company.

                  (b) By Investor Because of Failure to Perform Agreements or Conditions Precedent. By Investor, if the Company has failed to perform any material agreement set forth herein, or if any condition set forth in Section
6.1 hereof has not been met and has not been waived;

                  (c) By the Company Because of Failure to Perform Agreements or Conditions Precedent. By the Company, if Investor has failed to perform any material agreement set forth herein, or if any condition set forth in Section
6.2 hereof has not been met and has not been waived;

                  (d) By the Company or Investor Because of Legal Proceedings. By either Investor, or the Company if any Proceeding shall be pending or threatened by a Governmental

Authority or before any court or Governmental Authority, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby; and

                  (e) By Investor or the Company. By either Investor or the Company if the terminating party is not in material breach of any of its obligations hereunder and if the transactions contemplated by this Agreement have not been consummated on or before December 31, 1999.

         7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to and in accordance with the provisions of Sections 7.1(a), (d), or (e) hereof, this Agreement shall become void and have no effect, without any liability on the part of any party hereto (or its shareholders or controlling persons or directors or officers), except as provided in Section 7.4. Upon termination of this Agreement pursuant to Section 7.1(b) or (c), the parties hereto shall be entitled to exercise any rights and remedies at law or in equity to which they may be entitled.

         7.3 Waiver. Subject to the requirements of any applicable Law, any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition, or of the breach of any provision of this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or the breach of any other provision.

         7.4 Expense on Termination. If the transactions contemplated hereby are abandoned pursuant to and in accordance with the provisions of Section 7.1(a),
(d) or (e) hereof, all expenses will be paid by the party incurring them.

                                    ARTICLE 8

                                 OTHER COVENANTS

         8.1 Antidilution Protection. The Shares purchased hereunder and shall be subject to the following adjustments:

                  (a) The number of shares of Common Stock held by Investor shall be adjusted upon issuance of any shares of Common Stock issued on or after the Closing Date pursuant to any options, warrants, convertible securities, subscription rights, or antidilution rights outstanding as of the Closing Date. The additional number of shares to be issued to Investor under this provision (the "ANTIDILUTION SHARES") shall be determined as follows:


                         X    =   .75
                        ---
                        X+Y


                       X = number of Antidilution Shares.

                       Y = number of shares issued by the Company on or after
                           the Closing Date pursuant to any options, warrants, convertible securities, subscription rights, or antidilution rights outstanding as of the Closing Date.

         8.2 Registration Rights. The Company covenants and agrees that with respect to the Shares (including any shares issued pursuant to Section 8.1 or Section 8.4) that:

                  (a) Demand Registration Rights. The Company covenants and agrees with Investor that within thirty (30) days after receipt of a written request from Investor, the Company shall file a registration statement (and thereafter use its best efforts to cause such registration statement to become effective under Securities Act) with respect to the offering and sale or other disposition of the Shares (all such securities, together with the Piggy Back Securities, when the context requires, the "REGISTRABLE SECURITIES"). The Company shall continuously maintain the effectiveness of such registration statement for the lesser of (i) 180 days after the effective date of the registration statement or (ii) the consummation of the distribution by the holders of the Registrable Securities covered by such registration statement (the "TERMINATION DATE"); provided, however, that if at the Termination Date, the securities offered are covered by a registration statement which also covers other securities and which is required to remain in effect beyond the Termination Date, the Company shall maintain in effect such registration statement as it relates to the Registrable Securities for so long as such registration statement (or any subsequent registration statement) remains or is required to remain in effect for any of such other securities. Except with respect to requests to register on Form S-3 (or any successor or similar short-form registration statement ("SHORT-FORM REGISTRATION")), the Company shall not be required to comply with more than three requests for registration pursuant to this Section 8.2. The Company shall be required to comply with an unlimited number of Short-form Registrations. All expenses of such registration shall be borne by the Company, including Investor's attorney's fees, if any. Investor hereby acknowledges that it has been advised by the Company that the Company is not currently eligible to use Form S-3 for resales of Registrable Securities.

                  (b) Piggy-back Registration Rights. The Company covenants and agrees with Investor that, in the event the Company proposes to file a registration statement under the Act with respect to the firm commitment offering of Common Stock (other than in connection with an exchange offer or a registration statement on Form S-4 or S-8 or other similar registration statements not available to register securities so requested to be included), the Company shall in each case give written notice of such proposed filing to the Investor at least 30 days before the earlier of the anticipated or the actual effective date of the registration statement and at least ten days before the initial filing of such registration statement and such notice shall offer to Investor the opportunity to include in such registration statement the Shares (the "PIGGY-BACK SECURITIES"). If Investor desires inclusion of Piggy-back Securities in such registration statement, it shall so inform the Company by written notice, given within 10 days of the giving of such notice by the Company in accordance with the provisions herein. The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the holders of Piggy-back Securities requested to be included in the registration to include such securities in the proposed offering on the same terms and conditions as applicable to securities of the Company, if any, included therein for the account of any Person other than the Company and Investor. Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of securities by holders thereof, including all or a portion of the Piggy-back Securities, requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then Investor shall delay their offering and sale of Piggy-back Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days, as the managing underwriter shall request, provided that if any other securities are included in such registration statement for the account of any Person other than the Company and Investor, then such securities so included shall be apportioned among holders who wish to be included therein pro rata according to amounts so requested to be included by each such Person. No such delay shall in any event impair any right granted hereunder to make subsequent requests for inclusion pursuant to the terms of this Section 8.2(b). The Company shall continuously maintain in effect any registration statement with respect to which the Piggy-back Securities have been requested to be included (and so included) for a period of not less than (i) 180 days after the effectiveness of such registration statement or (ii) the consummation of the distribution by the Investor ("PIGGY-BACK TERMINATION DATE"); provided, however, that if at the Piggy-back Termination Date, the Piggy-back Securities are covered by a registration statement which is, or is required to remain, in effect beyond the Piggy-back Termination Date, then the Company shall maintain in effect the registration statement as it relates to the Piggy-back Securities for so long as such registration statement remains or is required to remain in effect for any of such other securities. All expenses of such registration shall be borne by the Company, other than underwriters and brokers fees and commissions.

                  (c) Other Matters. In connection with the registration of Registrable Securities in accordance with Paragraph (a) or (b) above, the Company agrees to:

                           (i) use its best efforts to register or qualify the
                  Registrable Securities for offer or sale under state securities or Blue Sky laws of such jurisdictions in which Investor shall designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject, and use its best efforts to do any and all other acts and things which may be necessary or advisable to enable
                  Investor to consummate the Transfer of such securities in any jurisdiction;

                           (ii) enter into indemnity and contribution
                  agreements, each in customary form, with each underwriter, if any, and Investor included in such registration statement; and, if requested, enter into an underwriting agreement containing customary representations, warranties, covenants, allocation of expenses, and customary closing conditions including opinions of counsel, accountants' cold comfort letters and petroleum engineers' reports, with any underwriter who participates in the offering of Registrable Securities;

                           (iii) not issue or create any Registrable Securities
                  with registration rights superior to or in parity with the Registrable Securities granted hereunder;

                           (iv) pay all expenses in connection with the
                  registration of the Shares under the Securities Act and compliance with the provisions of clause (i) above; and

                  In connection with the registration of Registrable Securities in accordance with Paragraph (b) above, the Investor agrees to enter into an underwriting agreement containing customary representations, warranties, covenants, allocation of expenses, and customary closing conditions, with any underwriter who participates in the offering of Registrable Securities.

                  (d) Restrictions on Public Sale by the Company. The Company agrees (i) not to effect any public sale or distribution of any securities similar to the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities)during the 15-day period prior to, and during the 90-day period beginning on the effective date of any registration statement under which the Registrable Securities are registered in accordance with Section 8(a) (other than as part of such registration).

                  (e) Rule 144. With a view to making available to the Investor the benefits of certain rules of the SEC that may permit the sale of Registrable Securities to the public without registration, the Company hereby covenants and agrees to use its best efforts to: (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder necessary to permit sales under Rule 144 under the Securities Act, and the Company will take such further action to the extent required from time to time to enable Investor to sell Registrable Securities (whether or not any such securities have been the subject of a demand or piggy-back request under Section 8 hereof) without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC and (ii) promptly furnish Investor a copy of all such reports and documents. Upon the request of Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

         8.3 Filing Expenses. The Company agrees to pay all expenses of, or relating to, any reports required to be filed by Investor with the SEC pursuant to Section 13(d) or Section 16(a) of the Exchange Act and regulations thereunder with respect this Agreement and its ownership of the Company's Common Stock.

                                    ARTICLE 9

                                 INDEMNIFICATION

         9.1 Indemnification of Investor. In addition to any other remedies available to Investor under this Agreement, at law or in equity, the Company shall indemnify, defend and hold harmless Investor and its Affiliates against and in respect of any and all Claims that such indemnified persons shall incur or suffer, which arise, result from or relate to (a) any breach of, or failure by the Company to perform, any of its representations, warranties, covenants or agreements in or under this Agreement, and (b) any act or omission occurring, or event or circumstance existing, in whole or in part, before the Closing Date which relates to the Company (including, without limitation, its business and properties).

         9.2 Indemnification of the Company. In addition to any other remedies available to the Company under this Agreement, at law or in equity, Investor shall indemnify, defend and hold harmless the Company against and in respect of any and all Claims that the Company shall incur or suffer, which arise, result from or relate to any breach of, or failure by Investor to perform, any of its representations, warranties, covenants or agreements in or under this Agreement.

         9.3 Indemnification Procedure. Promptly upon the discovery of facts giving rise to a claim for indemnity under this Article 9 or the receipt of notice of any Claim, judicial or otherwise, with respect to any matter as to which indemnification may be claimed under this Article 9 the indemnified party shall give written notice thereof to the indemnifying party together with such information respecting such matter as the indemnified party shall then have; provided, however, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations, to the extent the indemnifying party is not materially prejudiced thereby. If indemnification is sought with respect to a third-party (i.e., one who is not a party to this Agreement) Claim asserted or brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably acceptable to such indemnified party. After an indemnifying party notifies an indemnified party of the former's election to so assume the defense of such a third-party Claim, the indemnifying party, shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, other than reasonable and necessary costs of investigation, unless the indemnifying party has failed to assume and diligently prosecute the defense of such third-party Claim and to employ counsel reasonably acceptable to such indemnified person. An indemnifying party who elects not to assume the defense of a third-party Claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such Claim or with respect to Claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably acceptable to the indemnified party of if counsel fails to diligently prosecute, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

         9.4 Indemnity Shares.

                  (a) If Investor incurs any Claims resulting from the breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement, Investor shall be entitled to additional shares of Common Stock in satisfaction of such Claims (the "INDEMNITY SHARES").

                  (b) The Indemnity Shares shall be calculated as follows:



                       N  =  D  x   1    x    A
                             -     ---
                             P     1-B

                       where:

                       N =      number of Indemnity Shares;

                       D = the dollar amount of Claims for which Investor is entitled to indemnity;

                       P = the price per share of the Common Stock shall be the lesser of (i) $0.16 or (ii) the Closing price of the Common Stock on the principal exchange or trading system on which the Common Stock is then traded on the first full Business Day following the Closing of the Agreement, or if transaction reporting in the Common Stock is not then available for the Common Stock, the average of the high bid and low ask price for the same date;

                       B = the decimal equivalent of the fully diluted percentage of the Common Stock owned by the Investor at the time the Indemnity Shares are issued for "D"; and

                       A = a factor necessary to prevent dilution of Investor as a result of antidilution rights triggered by the Indemnity Shares.

         9.5 Indemnification Threshold. Except as provided below, no party shall be entitled to indemnification pursuant to this Article until such time as the aggregate dollar amount of its indemnifiable Claims exceeds $25,000 (the "INDEMNIFICATION THRESHOLD") after which the indemnified party shall be fully indemnified in accordance with this Article for all indemnifiable Claims, including Claims included in calculating the Indemnification Threshold. Indemnification for Claims that should have properly been included in the calculation of the Purchase Price shall not, however, be subject to the Indemnification Threshold.

         9.6 Survival of Indemnifiable Claims. No party shall be entitled to indemnification pursuant to this Article unless demand for indemnification is made on or before March 31, 2001, except that Investor's right to indemnification for the breach of the following Sections which shall survive for the applicable statute of limitations for Claims against the Company in respect of the subject matter of such Sections: Section 2.13, Employee Benefit Plans;
Section 2.21, Taxes; and Section 3.14, Environmental Laws.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 Certain Definitions.

                  (a) As used in this Agreement, each of the following terms has the meaning ascribed to it in this Section 10.1:

                           (1) "AAA" shall have the meaning set forth in
         Section 10.11(a).

                           (2) "ACQUISITION PROPOSAL" shall have the meaning set forth in Section 5.3.

                           (3) "AFE" shall have the meaning set forth in Section 5.12.

                           (4) "AFFILIATE" when used to indicate a relationship with any Person, means: (i) any corporation or organization of which such Person is an officer, director or partner or is directly or indirectly the beneficial owner of at least 10% of the outstanding shares of any class of equity securities or financial interest therein;
         (ii) any trust or other estate in which such Person has a beneficial interest or as to which such Person serves as trustee or in any similar fiduciary capacity; (iii) the mother, father, brother, sister, child or spouse of such Person, or of such Person's spouse; or (iv) any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is acting as agent on behalf of, or as an officer or director of, such Person. As used in the definition of Affiliate, the term "control" (including the terms "controlling," "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct, cause the direction of or influence the management and policies of a Person, whether through the ownership of voting securities, by contract, through the holding of a position as a director or officer of such Person, or otherwise.

                           (5) "AGREEMENT" means and includes this Agreement and the schedules and exhibits hereto.

                           (6) "ANTIDILUTION SHARES" shall have the meaning set forth in Section 8.1.

                           (7) "ARBITRATOR" shall have the meaning set forth in
         Section 10.11(a).

                           (8) "ATTRIBUTABLE" shall mean reasonably and properly allocable or attributable, using applicable rules of allocability, attribution or causation.

                           (9) "BUSINESS DAY" means any day other than Saturday or Sunday on which national banking associations in Houston, Texas are open for business.

                           (10) "BYLAWS" shall have the meaning set forth in
         Section 2.1.

                           (11) "CASUALTY EVENT", with respect to any asset of the Company, shall mean (a) a fire, explosion, hurricane or other catastrophic casualty event affecting such asset, or (b) the taking of such asset by a Governmental Authority through condemnation or eminent domain.

                           (12) "CERTIFICATE OF INCORPORATION" shall have the meaning set forth in Section 2.1.

                           (13) "CLAIMS" mean any claims, demands, actions, costs, damages, losses, diminution in value (including to the Shares), expenses, obligations, liabilities, recoveries, judgments, settlements, Proceedings, causes of action or deficiencies, including interest, penalties (including civil and criminal penalties) and attorneys' fees.

                           (14) "CLOSING" shall have the meaning set forth in
         Section 1.2.

                           (15) "CLOSING DATE" shall have the meaning set forth in Section 1.2.

                           (16) "CODE" shall have the meaning set forth in
         Section 2.12.

                           (17) "COMMERCIALLY REASONABLE EFFORTS" shall mean the efforts (including the incurrence of reasonable out-of-pocket costs and expenses) that would be undertaken by a reasonable, similarly-situated participant in the oil and gas industry, taking into account all relevant commercial, legal and other considerations.

                           (18) "COMMON STOCK" shall have the meaning set forth in the recitals of this Agreement.

                           (19) "CONSULTING AGREEMENT" means that certain Consulting Agreement referred to in Section 5.14.

                           (20) "CONTRACT" shall mean any agreement, commitments, arrangements, leases, oil and gas leases, insurance policies or other instruments (including notes, loans or borrowing agreements) listed or described in any schedule hereto or any other contract, instrument, commitment or arrangement to which the Company is a party or by which the Company or its assets, businesses or operations may be bound or affected or under which the Company or its assets, businesses or operations receive benefits, in each case whether oral or written, and in each case that has not been fully performed by all parties.

                           (21) "DISPUTE" shall have the meaning set forth in
         Section 10.10.

                           (22) "DNB" means DnB Energy Assets, Inc.

                           (23) "DNB NOTE" means those promissory notes issued in connection with that certain First Amended and Restated Credit Agreement dated November 1, 1997 among the Company, SGC and Den Norske Bank, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated March 5, 1998 among the Company, SGC and DnB.

                           (24) "DNB NOTE PAYDOWN" means a $27.0 million paydown by the Company on the DnB Note.

                           (25) "ENCUMBRANCE" means any mortgage, deed of trust, lien, privilege, security interest, pledge, collateral assignment, conditional sales arrangement, or any other burden, adverse claim, or encumbrance.

                           (26) "ENTITY" means a corporation, general partnership (including a limited liability partnership), limited partnership, joint venture, limited liability the Company, trust, estate, Governmental Authority or other entity.

                           (27) "ENVIRONMENTAL LAWS" mean all Laws or Orders of any Governmental Authority pertaining to health, the environment, wildlife or natural resources, including the Clean Air Act; the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980; the Federal Water Pollution Control Act or Clean Water Act; the Rivers and Harbors Act of 1899; the Occupational Safety and Health Act of 1970; the

         Resource Conservation and Recovery Act of 1976; the Safe Drinking Water Act; the Toxic Substances Control Act; the Hazardous & Solid Waste Amendments Act of 1984; the Superfund Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act; and state and local Laws, including common law, pertaining to health, the environment, wildlife or natural resources.

                           (28) "ERISA" shall have the meaning set forth in
         Section 2.13.

                           (29) "EQUIPMENT" means all wells, wellbores, pipe, pipelines, gathering lines, compressors, materials, inventory, facilities (other than Platforms), supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Properties, and any replacements, attachments or accessories now or hereafter attached, added or affixed.

                           (30) "EXCHANGE ACT" shall have the meaning set forth in Section 2.6.

                           (31) "EXCEPTION SCHEDULE" shall have the meaning set forth in the first paragraph of Article 2.

                           (32) "FIDELITY" means Fidelity Oil Holdings, Inc., a Delaware corporation.

                           (33) "FINANCIAL STATEMENTS" shall have the meaning set forth in Section 2.6.

                           (34) "GOM OPERATIONS ADJUSTMENT" shall mean the price adjustment referred to in Section 1.4(b)(1) and calculated in accordance with Exhibit 1.4(b)(1) hereto.

                           (35) "GOVERNMENTAL AUTHORITY" (OR "GOVERNMENTAL") means a federal, state, tribal or local governmental body, agency, division, board, department, commission, court or other authority, including the MMS.

                           (36) "HAZARDOUS SUBSTANCE" means, without limitation,
         (i) any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulations, polychlorinated biphenyls, benzene, petroleum and petroleum products, methane, or (ii) hazardous materials, hazardous wastes, biomedical wastes, hazardous or toxic substances or related materials defined as such in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.), or any other Environmental Laws.

                           (37) "HYDROCARBON" shall mean gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons.

                           (38) "INDEMNITY SHARES" shall have the meaning set forth in Section 9.4.

                           (39) "INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 2.15.

                           (40) "INTERIM PERIOD" shall mean from the date hereof until the Closing Date.

                           (41) "INVESTOR" shall have the meaning set forth in the introductory paragraph of this Agreement.

                           (42) "KNOWLEDGE", when referring to the Company or any of its subsidiaries, shall mean those facts that are actually known, or those facts which should be known, to Rick Avare, David Stetson, Ralph Currie or Karen Underwood after due and appropriate inquiry in the exercise of reasonable diligence, taking into account the scope and nature of the responsibilities of the individual in question, and includes any facts that are known by such individuals regardless of whether such individuals are adverse to the Company in respect of the matters as to which such individual's knowledge is attributed to the Company.

                           (43) "JOINT VENTURES" means (i) that certain Program Agreement dated January 1, 1994 among Aquila Energy resources, IP Petroleum, Victoria Gas, Browning Offshore, MG Oil and Gas and Louisiana Offshore Ventures, (ii) that certain Program Agreement dated April 1, 1995 among IP Petroleum, The William G. Helis Co., MG Oil and Gas, TECO Gas & Oil, Houston Energy & Development and Texas 3D Ventures, and (iii) that certain Agreement of Limited Partnership of Texas 3D Ventures dated April 1, 1995.

                           (44) "LAW" means any constitutional provision, statute, act, code, regulation, rule, ordinance, Order, court decision, common law, or other law, ruling or Order of a Governmental Authority.

                           (45) "LEASED REAL PROPERTY" shall have the meaning set forth in Section 2.14.

                           (46) "LEASES" means the leases described in Schedule
         3.1 (including record title, operating rights, overriding royalties, net profits interests and all other types of interests).

                           (47) "MANAGEMENT" means as of the date hereof, all executive officers and directors of the Company.

                           (48) "MANAGEMENT AND ADMINISTRATIVE SERVICES
         AGREEMENT" means that certain agreement in substantially the form attached hereto as Exhibit 5.15 to be executed on the Closing Date by and between Blue Dolphin Services, Inc. and the Company providing for, among other things, the provision of certain management and administrative services to the Company.

                           (49) "MARKETABLE TITLE" shall mean, in the case of each Property, such right, title and interest (owned beneficially and of record) that:

                                    (i) entitles Company, with respect to a
                  particular Property, to receive not less than the percentage set forth on Schedule 3.1 as the Net Revenue Interest or NRI of such Property of all Hydrocarbons produced from, or otherwise attributable to, such Property, without reduction, suspension or termination throughout the productive life of such Property (including reductions resulting from gas imbalances);

                                    (ii) obligates Company to bear not more than
                  the percentage set forth on Schedule 3.1 as the Working Interest or WI of such Property of all costs and expenses attributable to the ownership or operation of such Property, without increase throughout the productive life of such Property (unless Company's Net Revenue Interest in such Property is proportionately increased); and

                                    (iii) is free and clear of any Encumbrances,
                  except for Permitted Encumbrances.

                           (50) "MATERIAL ADVERSE EFFECT" means, when used with respect to any person or Entity, any event, condition, circumstance or change that is or is reasonably likely to be materially adverse to the business, operations, business prospects, assets, liabilities, condition (financial or otherwise) of such person or Entity. When used with respect to the Company, the existence of a Material Adverse Effect shall be determined (unless otherwise expressly provided) by reference to the Company only, on an unconsolidated basis without regard to the ownership interest of the Company in any subsidiary, and after giving effect to the transactions contemplated by the Purchase and Sale Agreement.

                           (51) "MILLENNIUM FUNCTIONALITY" shall have the meaning set forth in Section 2.8.

                           (52) "MMS" means the United States Minerals
         Management Service.

                           (53) "NASDAQ REQUIREMENTS" means the published rules and regulations of the National Association of Securities Dealers, Inc., as amended, that are applicable to the Company from time-to-time in connection with the quotation and trading of its capital stock on the NASDAQ National Market, the NASDAQ Small Cap Market or the NASDAQ OTCBB systems.

                           (54) "NOTE MODIFICATION AGREEMENT" means an agreement to be negotiated and entered between the Company and Investor on or before August 6, 1999, addressing the terms and conditions on which the Investor agrees that it will, on the terms and subject to the conditions to be therein set forth: (i) defer its right to payments under the Residual Note for a period to be determined; (ii) waive certain defaults and events of default under the terms of the Residual Note and related loan documentation existing as of the Closing; and
         (iii) forgive all or a portion of the Company's indebtedness evidenced by the Residual Note.

                           (55) "NOTICE AND PROXY STATEMENT" shall have the meaning set forth in Section 5.7.

                           (56) "NRI" or "NET REVENUE INTEREST" shall mean, with regard to any Property, the decimal or percentage share of Hydrocarbon production from or allowable to such Property, after deductions for all overriding royalties and burdens on production (including lessor royalties) applicable thereto, that an owner of a Working Interest is entitled to receive.

                           (57) "ORDER" means a Governmental or arbitral order, judgment, ruling, decree, decision, notice, writ, injunction or award.

                           (58) "PARTY" and "PARTIES" shall have the meanings set forth in the introductory paragraph.

                           (59) "PERMIT" means a Governmental permit, certificate, license, franchise or authorization.

                           (60) "PERMITTED ENCUMBRANCES" means, with respect to a particular Property:

                                    (A) lessors' royalties, overriding
                           royalties, reversionary interests and similar burdens affecting such Property if the net cumulative effect of such burdens does not reduce the Company's interest in all Hydrocarbons produced from a particular Property below the "Net Revenue Interest" or "NRI" set forth on Schedule 3.1 for such Property;

                                    (B) division orders and sales contracts
                           terminable without penalty upon no more than 90 days' notice to the purchaser of the Hydrocarbons from Investor;

                                    (C) operator's, vendor's tax and similar
                           liens or Encumbrances securing obligations that were not due and payable prior to the Closing Date, or if due, are being contested in good faith by the Company;

                                    (D) any Encumbrances created by Law for
                           royalty, bonus, deferred bonus payments or rental or for compliance with the terms of the Leases;

                                    (E) the terms and provisions of (i) the
                           Leases and Contracts, and (ii) all Easements, Permits and Orders to the extent such Leases, Contracts, Easements, Permits and Orders do not operate to increase the Working Interest of the Company in the Properties or decrease the Net Revenue Interest of the Company in the Properties;

                                    (F) Easements in favor of third parties so
                           long as such easements do not adversely affect the current and continuous use and operation of the Properties;

                                    (G) all rights reserved to or vested in any
                           Governmental Authority to control or regulate any of the Properties in any manner, and all applicable Laws; and

                                    (H) those items set forth on Schedule
                           10.1(a)(60).

                           (61) "PERMITTED LIABILITIES" shall have the meaning set forth in Section 1.4(c).

                           (62) "PERSON" means a natural person or Entity.

                           (63) "PLATFORMS" means all platforms that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Properties.

                           (64) "POLICIES" shall have the meaning set forth in
         Section 2.18.

                           (65) "PREFERRED STOCK" means the Company's preferred stock, par value $12.00 per share, designated "1993 8% Convertible Preferred Stock."

                           (66) "PROCEEDING" means a judicial, administrative or arbitral proceeding, including a lawsuit or Governmental investigation.

                           (67) "PROPERTIES" mean the Leases;

                           (68) "PROXY ITEMS" shall have the meaning set forth in Section 5.7.

                           (69) "PURCHASE AND SALE AGREEMENT" means that certain agreement by and between the Company and Fidelity in the form executed and delivered on the date hereof.

                           (70) "PURCHASE PRICE" shall have the meaning set forth in Section 1.3.

                           (71) "RECORDS" means records (including software) in the possession of the Company with respect to lease and land records, geological and geophysical records, operations, production and engineering records, accounting records, and facility and well records.

                           (72) "RESIDUAL NOTE" means that outstanding portion of the Note purchased by Investor from DnB after the DnB Note Paydown and Southern Assumption and Release.

                           (73) "RETURNS" shall have the meaning set forth in
         Section 2.21.

                           (74) "SEC" means the Securities and Exchange
         Commission.

                           (75) "SEC DOCUMENTS" shall have the meaning set forth in Section 2.6.

                           (76) "SECURITIES ACT" means the Securities Act of 1933, the Securities Exchange Act of 1934 and all other Laws concerning or regulating the sale or registration of securities.

                           (77) "SGC" means Southern Gas Co. of Delaware, Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

                           (78) "SHAREHOLDER APPROVAL" means the approval at the Shareholder meeting of each of the Proxy Items by the required vote of the holders of the (i) Preferred Stock and (ii) Common Stock.

                           (79) "SHAREHOLDERS MEETING" shall have the meaning set forth in Section 5.7.

                           (80) "SHARES" shall have the meaning set forth in the recitals of this Agreement.

                           (81) "SOUTHERN ASSUMPTION AND RELEASE" means (i) the assumption by SGC of $12.5 million in principal amount of indebtedness payable on the DnB Note and (ii) the release of the Company by DnB of $12.5 million due on the DnB Note.

                           (82) "SOUTHERN DISPOSITION" means (i) the sale of SGC's capital stock or assets, or both, and (ii) the release of the Company from all obligations and liabilities arising from that certain Performance Guaranty dated May 22, 1996 between the Company and Austin Energy Funding Partners, that provides for SGC's performance under a volumetric production payment, such release in form and substance satisfactory to Investor.

                           (83) "STOCK" means the capital stock authorized by the Certificate of Incorporation, as amended, of the Company.

                           (84) "TAXES" means all federal, state, local or foreign taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, premium, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, estimated severance, stamp, occupation, property or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties (including penalties for failure to file in accordance with applicable information reporting requirements), and additions to tax.

                           (85) "TECO" TECO Oil & Gas, Inc., a Florida corporation.

                           (86) "TECO NOTE" means that certain promissory note dated March 5, 1998, in the original principal amount of $18,500,000 by the Company as maker and TECO as the original payee.

                           (87) "TECO SETTLEMENT" means the (i) release of all liabilities of the Company pursuant to the TECO Note, (ii) cancellation of the TECO Warrants, and (iii) cancellation of all other liabilities and obligations of the Company to TECO or to any holder or transferee of the TECO Note, the TECO Warrants or shares of Common Stock issued pursuant to the TECO Warrants.

                           (88) "TECO WARRANTS" means (i) those 600,000 warrants exercisable at $2.67 per share for Common Stock originally issued to TECO and (ii) those warrants originally issued to TECO and exercisable at $.00001 per share for Common Stock.

                           (89) "THIRD PARTY" means a Person other than the Company, the Company's Affiliates, Investor, Investor's Affiliates, Fidelity, Fidelity's Affiliates or a Governmental Authority.

                           (90) "TRANSACTION COSTS" means all costs, expenses, and fees of the Company relating to the transactions contemplated by this Agreement, and each transaction to be completed as a condition to closing hereunder including closing costs, attorney's fees, accounting expenses or termination fees. Transaction Costs shall not, however, include any expenses associated with the exercise of registration rights pursuant to Article 8.

                           (91) "TRANSFER" means a sale, assignment, transfer, conveyance, gift, exchange, abandonment or other disposition (including an assignment of contractual rights or a delegation of contractual obligations), whether voluntary, involuntary or by operation of Law.

                           (92) "VOTING AND SUPPORT AGREEMENT" means a Voting and Conversion Agreement and Irrevocable Proxy dated the date hereof by and among the Investor and certain owners of the Company's Common Stock and Preferred Stock in substantially the form of Exhibit 5.13.

                           (93) "WI" or "WORKING INTEREST" shall mean the property interest which entitles the owner thereof to explore and develop land for Hydrocarbons, whether under any Lease, a compulsory pooling order or otherwise.

                  (b) Grammatical variants of such definitions set forth herein shall have correlative meanings.

         10.2 Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effectuate the transactions contemplated hereby, including, without limitation, the transfer to Investor of the entire legal and beneficial ownership of all issued and outstanding capital stock of each the Company, free and clear of all Encumbrances.

         10.3 Public Announcements. The Company and Investor shall consult with each other with regard to all publicity and other releases issued concerning this Agreement and the transactions contemplated hereby and, except as required by applicable Law or the stock exchange requirements, neither Party shall issue any such publicity or other release without the prior written consent of the other Party.

         10.4 Expenses. Except as otherwise provided herein, each Party shall be solely responsible for all costs and expenses incurred by it in connection with the transactions contemplated hereby (including fees and expenses of its own counsel and consultants).

         10.5 Notices and Waivers. Any notice, instruction, authorization, request, demand or waiver hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the parties hereto at the address indicated beneath their respective signatures on the execution pages of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other parties in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

         10.6 Survival. All representations and warranties contained in this Agreement shall survive the Closing, and all covenants and agreements contained in this Agreement shall survive the Closing in accordance with their terms. Any Claims asserted against the Company by Investor or by the Company against Investor relative to this Agreement during such periods shall survive the expiration thereof.

         10.7 Gender and Certain References. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. References to Articles or Sections shall be to Articles or Sections of this Agreement unless otherwise specified. The headings and captions used in this Agreement are solely for convenient reference and shall not affect the meaning or interpretation of any article, section or paragraph herein, or this Agreement. The terms "hereof," "herein" or "hereunder" shall refer to this Agreement as a whole and not to any particular article, section or paragraph. The terms "including" or "include" are used herein in an illustrative sense and not to limit a more general statement. When computing time periods described by a number of days before or after a stated date or event, the stated date or date on which the specified event occurs shall not be counted and the last day of the period shall be counted. Unless otherwise specified, all references herein to days, weeks, months or years shall be to calendar days, weeks, months or years. Unless otherwise specified herein, any obligation otherwise due on a non-Business Day shall not be due until the next Business Day.

         10.8 Successors and Assigns. This Agreement shall bind, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and if an individual, by his or her executors, administrators, and beneficiaries of his or her estate by will or the laws of descent and distribution. This Agreement and the rights and obligations hereunder shall not be assignable or delegable by any party; provided, however, that before Closing Investor shall be entitled to assign its rights and delegate its duties hereunder to any corporate Affiliate, and after Closing Investor shall be entitled to assign its rights and delegate its duties hereunder to any Person, but no such assignment or delegation shall have the effect of terminating Investor's duties or obligations as provided herein.

         10.9 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES APPLICABLE IN TEXAS, EXCLUDING, HOWEVER, (i) ANY PROVISION OF SUCH LAWS THAT WOULD RENDER INVALID ANY PROVISION OF THIS AGREEMENT, AND (ii) ANY RULE OF CONFLICT-OF-LAWS THAT WOULD DIRECT OR REFER THE RESOLUTION OF ANY ISSUE TO THE LAWS OF ANY OTHER JURISDICTION. Each party hereto hereby acknowledges and agrees that it has consulted legal counsel in connection with the negotiation of this Agreement and that it has bargaining power equal to that of the other parties hereto in connection with the negotiation and execution of this Agreement. Accordingly, the parties hereto agree that the rule that an agreement shall be construed against the draftsman shall have no application in the construction or interpretation of this Agreement.

         10.10 Disputes. This Section 10.10 shall apply to any dispute arising under or otherwise Attributable to this Agreement or the transactions contemplated hereby (whether arising in contract, tort or otherwise, and whether arising at law or in equity), including (a) any dispute regarding the construction, interpretation, performance, validity or enforceability of any provision of this Agreement or whether any Person is in compliance with, or breach of, any provisions of this Agreement, and (b) the applicability of this
Section 10.10 to a particular dispute (collectively, a "DISPUTE"). The provisions of this Section 10.10 shall be the exclusive method of resolving Disputes.

         10.11 Arbitration.

                  (a) If a Dispute arises, the Parties shall attempt to resolve it through negotiations. If the Parties are unable to resolve the Dispute within 20 days of the commencement of such negotiations, either Party may submit the Dispute to binding arbitration before a sole arbitrator (the "ARBITRATOR") pursuant to this Section 10.11(a) by notifying the other Party and designating a proposed Arbitrator. If the other Party objects to such proposed Arbitrator, it may, on or before the 10th day following delivery of such notice, notify the other Party of its objection. The Parties shall then attempt to agree upon a mutually acceptable Arbitrator. If they are unable to do so within 10 days following delivery of the notice described in the immediately-preceding sentence, either Party may request the American Arbitration Association (or successor body) (the "AAA") to designate the Arbitrator. Each Party and each proposed Arbitrator shall disclose to the other Party any business, personal or other relationship or Affiliation that may exist between such Party and such proposed Arbitrator, and any Party may disapprove of such proposed Arbitrator on the basis of such relationship or Affiliation. If the Arbitrator so chosen shall die, resign or otherwise fail or become unable to serve as Arbitrator, a replacement Arbitrator shall be chosen in accordance with this Section 10.11(a).

                  (b) The Arbitrator shall expeditiously (and, if possible, within 45 days after the Arbitrator's selection) hear and decide all matters concerning the Dispute. Any arbitration hearing shall be held in Houston, Texas. The arbitration shall be conducted in accordance with the then-current Commercial Arbitration Rules of the AAA (excluding rules governing the payment of arbitration, administrative or other fees or expenses to the Arbitrator or the AAA), to the extent that such Rules do not conflict with the terms of this Agreement. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power (i) to gather such materials, information, testimony and evidence as it deems relevant to the dispute before it (and each Party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction or to an attorney-client or other privilege) and (ii) to grant injunctive relief and enforce specific performance.

                  (c) If it deems necessary, the Arbitrator may propose to the Parties that one or more other experts be retained to assist it in resolving the Dispute. The retention of such other experts shall require the consent of both Parties, which shall not be unreasonably withheld. Each Party, the Arbitrator and any proposed expert shall disclose to the other Party any business, personal or other relationship or affiliation that may exist between such Party (or the Arbitrator) and such proposed expert; and either Party may disapprove of such proposed expert on the basis of such relationship or affiliation.

                  (d) The decision of the Arbitrator (which shall be rendered in writing) shall be final, nonappealable and binding upon the Parties and may be enforced in any court of competent jurisdiction. The responsibility for paying the costs and expenses of the arbitration, including compensation to the Arbitrator and any experts retained by the Arbitrator, shall be allocated between the Parties in a manner determined by the Arbitrator to be fair and reasonable under the circumstances. Each Party shall be responsible for the fees and expenses of its respective counsel, consultants and witnesses, unless the Arbitrator determines that compelling reasons exist for allocating all or a portion of such costs and expenses to one or more other Parties.

         10.12 Severability; Judicial Modification. If any term, provision, covenant, or restriction of this Agreement (including any arbitration provision of this Agreement) is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of this Agreement and the other terms, provisions, covenants and restrictions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed this Agreement had the terms, provisions, covenants and restrictions which may be hereafter declared invalid, void, or unenforceable not initially been included herein.

         10.13 Amendment and Entirety. This Agreement may be amended, modified, or superseded only by written instrument executed by all parties hereto. This Agreement sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of this Agreement and the contents or provisions of any schedule or exhibit hereto, the provisions of this Agreement shall control. Except as expressly permitted by this Agreement, the contents of schedules and exhibits hereto shall not be deemed to negate or modify any representation, warranty, covenant or agreement contained in this Agreement. Without limiting the generality of the preceding sentence, any representation, warranty, covenant or other agreement contained in any document, instrument or agreement delivered pursuant hereto or entered into in connection herewith is made in addition to, and not in lieu of, any representation, warranty, covenant or other agreement contained herein.

         10.14 Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties hereto and their respective successors and assigns, nor shall any provision give any third Persons any right of subrogation or action over against any party to this Agreement. Without limiting the generality of the foregoing, it is expressly understood that this Agreement does not create any third party beneficiary rights.

         10.15 Time of Essence. Time is of the essence in the performance of this Agreement.

         10.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

                                                              SIGNATURE PAGE FOR
                                                            INVESTMENT AGREEMENT


         IN WITNESS WHEREOF, this Investment Agreement is executed and delivered on and as of the day first above written.

                                      THE COMPANY:

                                      AMERICAN RESOURCES OFFSHORE, INC.


                                      By:    /s/ David Stetson
                                             -----------------------------------
                                      Name:  David Stetson
                                      Title: Vice President and General Counsel

                                      Address: 160 Morgan Street
                                               P.O. Box 87
                                               Versailles, Kentucky 40383


                                      Telecopy No. (606) 873-4689


                                      INVESTOR:

                                      BLUE DOLPHIN EXPLORATION COMPANY



                                      By:    /s/ John P. Atwood
                                             -----------------------------------
                                             John P. Atwood
                                             Vice President Finance and
                                             Corporate Development

                                      Address: 801 Travis, Suite 2100
                                               Houston, Texas 77002

                                      Telecopy No. (713) 227-7626

                                   APPENDIX B

                    PURCHASE AND SALE AGREEMENT (COMPOSITE)

                                                              EXECUTION VERSION


===============================================================================


                          PURCHASE AND SALE AGREEMENT

                                    BETWEEN

                       AMERICAN RESOURCES OFFSHORE, INC.


                                      AND

                          FIDELITY OIL HOLDINGS, INC.


                                 JULY 30, 1999




===============================================================================

                          PURCHASE AND SALE AGREEMENT


                               TABLE OF CONTENTS


                                   ARTICLE 1
                                  DEFINITIONS

1.1      DEFINITIONS......................................................1
1.2      RULES OF CONSTRUCTION............................................7

                                   ARTICLE 2
                               PURCHASE AND SALE

2.1      PURCHASE AND SALE OF ASSETS......................................7
2.2      QUITCLAIMED ASSETS...............................................8

                                   ARTICLE 3
                                 PURCHASE PRICE

3.1      PURCHASE PRICE; METHOD OF PAYMENT................................9
3.2      ALLOCATION OF PURCHASE PRICE.....................................9

                                   ARTICLE 4
                        TITLE AND ENVIRONMENTAL MATTERS

4.1      MARKETABLE TITLE.................................................9
4.2      PERMITTED ENCUMBRANCES..........................................10
4.3      NOTICE OF TITLE DEFECT..........................................11
4.4      REMEDIES FOR TITLE DEFECTS; TITLE INCREASES.....................11
4.5      VALUE OF  PROPERTY; TITLE DEFECT................................12
4.6      CONSENTS........................................................12
4.7      CASUALTY EVENTS.................................................13
4.8      ENVIRONMENTAL ADJUSTMENTS.......................................13
4.9      OTHER ADJUSTMENTS...............................................14
4.10     FORWARD SALES...................................................14

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF SELLER

5.1      ORGANIZATION AND QUALIFICATION..................................14
5.2      POWER...........................................................14
5.3      AUTHORIZATION...................................................14
5.4      BROKERS.........................................................14
5.5      FOREIGN PERSON..................................................15
5.6      BANKRUPTCY......................................................15
5.7      LITIGATION......................................................15
5.8      GOVERNMENTAL QUALIFICATION......................................15
5.9      CONSENTS........................................................15
5.10     LEASES..........................................................15
5.11     CONTRACTS.......................................................15
5.12     PROCEEDS OF PRODUCTION..........................................16
5.13     INVOICES........................................................16
5.14     GAS IMBALANCES..................................................16
5.15     GAS PREPAYMENTS.................................................16
5.16     ACCESS..........................................................16
5.17     WELLS...........................................................16
5.18     PERMITS.........................................................16
5.19     ENVIRONMENTAL LAWS..............................................17
5.20     INSURANCE.......................................................17
5.21     AFES............................................................17
5.22     CASUALTY........................................................17
5.23     TITLE...........................................................17
5.24     PRICING.........................................................17
5.25     EQUIPMENT.......................................................17
5.26     ADVERSE CHANGES IN PRODUCTION RATES OR OIL AND GAS RESERVES.....18
5.27     ACCURACY OF REPRESENTATIONS.....................................18

                                   ARTICLE 6
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

6.1      EXISTENCE.......................................................18
6.2      POWER...........................................................18
6.3      AUTHORIZATION...................................................18
6.4      BROKERS.........................................................19
6.5      SECURITIES LAWS.................................................19
6.6      BANKRUPTCY......................................................19
6.7      GOVERNMENTAL QUALIFICATION......................................19

                                   ARTICLE 7
                        PRE-CLOSING COVENANTS OF SELLER

7.1      OPERATIONS......................................................19
7.2      ACCESS..........................................................19
7.3      NO SHOP.........................................................20
7.4      BREACHES OF REPRESENTATIONS AND WARRANTIES......................20
7.5      ESTIMATES OF ADJUSTED PURCHASE PRICE............................20

                                   ARTICLE 8
                       PRE-CLOSING COVENANTS OF PURCHASER

8.1      CONFIDENTIALITY.................................................20
8.2      RETURN OF DATA..................................................20
8.3      INDEMNITY REGARDING ACCESS......................................20

                                   ARTICLE 9
                         SELLER'S CONDITIONS OF CLOSING

9.1      REPRESENTATIONS AND WARRANTIES..................................21
9.2      PERFORMANCE.....................................................21
9.3      PROCEEDINGS.....................................................21
9.4      INVESTMENT AGREEMENT TRANSACTION................................21
9.5      SHAREHOLDER APPROVAL............................................21
9.6      GOVERNMENT APPROVALS............................................21
9.7      PREFERENTIAL PURCHASE RIGHTS....................................21

                                   ARTICLE 10
                       PURCHASER'S CONDITIONS OF CLOSING

10.1     REPRESENTATIONS AND WARRANTIES..................................21
10.2     PERFORMANCE.....................................................22
10.3     PROCEEDINGS.....................................................22
10.4     INVESTMENT AGREEMENT TRANSACTION................................22
10.5     RELEASE OF LIENS................................................22
10.6     GOVERNMENTAL APPROVALS..........................................22
10.7     PREFERENTIAL PURCHASE RIGHTS....................................22
10.8     MATERIAL ADVERSE CHANGE.........................................22
10.9     LEGAL OPINION...................................................22

                                   ARTICLE 11
                                    CLOSING

11.1     TIME AND PLACE OF CLOSING.......................................23
11.2     CLOSING OBLIGATIONS.............................................23
11.3     ALLOCATION OF REVENUES AND EXPENSES.............................23

                                   ARTICLE 12
                             POST-CLOSING COVENANTS

12.1     POST-CLOSING ADJUSTMENTS........................................24
12.2     PAYMENTS RECEIVED IN ERROR......................................24
12.3     SALES TAXES.....................................................24
12.4     RECORDATION OF ASSIGNMENT.......................................24
12.5     ACCESS TO EMPLOYEES.............................................24
12.6     FURTHER ASSURANCES..............................................25
12.7     CONFIDENTIALITY.................................................25
12.8     REVENUE REIMBURSEMENT OBLIGATIONS...............................25

                                   ARTICLE 13
                      ASSUMED OBLIGATIONS; INDEMNIFICATION

13.1     ASSUMED OBLIGATIONS.............................................25
13.2     INDEMNIFICATION.................................................26
13.3     LIMITATIONS ON INDEMNIFICATION..................................27

                                   ARTICLE 14
                    INDEPENDENT INVESTIGATION AND DISCLAIMER

14.1     INDEPENDENT INVESTIGATION AND DISCLAIMER........................28

                                   ARTICLE 15
                                  TERMINATION

15.1     RIGHT OF TERMINATION............................................29
15.2     EFFECT OF TERMINATION...........................................29

                                   ARTICLE 16
                                  ARBITRATION

16.1     DISPUTES........................................................30

16.2     ARBITRATION.....................................................30

                                   ARTICLE 17
                               GENERAL PROVISIONS

17.1     GOVERNING LAW...................................................31
17.2     ENTIRE AGREEMENT; AMENDMENTS....................................31
17.3     WAIVER..........................................................32
17.4     TRANSFERS.......................................................32
17.5     NOTICES.........................................................32
17.6     EXPENSES........................................................33
17.7     SEVERABILITY....................................................33
17.8     PUBLICITY.......................................................33
17.9     SPECIFIC PERFORMANCE............................................33
17.10    CONSEQUENTIAL AND PUNITIVE DAMAGES..............................33
17.11    NO THIRD-PARTY BENEFICIARY......................................33
17.12    COUNTERPARTS....................................................34


EXHIBITS

2.1(a)            Leases
2.1(e)            Contracts
2.1(i)            Quitclaimed Assets
3.2               Allocated Value
4.1(a)            Interest
4.1(b)            Platforms
4.2(i)            Terminable Sales Contracts
4.6(b)            Pending MMS Consents
4.6(c)            Pending MMS Approval
5.6               Bankruptcy
5.7               Litigation
5.10(e)           Lease Rentals and Royalties
5.11              Contracts (in Default)
5.13              Unpaid Invoices
5.15              Prepayments
5.17              Wells
5.17(c)           Plugging Obligations
5.20              Insurance
5.21              Outstanding AFEs
5.23              Liens and Encumbrances

7.5               Form of Closing Settlement Statement
11.3              General and Administrative Expenses
12.8              Revenue Reimbursement Obligations

SCHEDULES

11.3              1999 Revenue and Expenses

                          PURCHASE AND SALE AGREEMENT

         This PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into on July 30, 999 (the "Execution Date") by and between AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation ("Seller"), and FIDELITY OIL HOLDINGS, INC., a Delaware corporation "Purchaser") (collectively, the "Parties" or individually, a "Party").

                                    RECITALS

         A. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain Hydrocarbon (defined below) properties and related assets on the terms and conditions set forth in this Agreement.

         B. The transaction contemplated by this Agreement represents one of several substantially contemporaneous and mutually contingent transactions whereby Seller intends to Transfer (defined below) substantially all of its assets and properties, subject to, among other things, the approval of such Transfers by the shareholders of Seller.

         NOW, THEREFORE, for and in consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         1.1 DEFINITIONS. As used herein, the following terms have the following respective meanings set forth below or in the provision referenced below (and grammatical variants of such terms have correlative meanings):

                  "AAA" shall have the meaning set forth in Section 16.2(a).

                  "ADJUSTED PURCHASE PRICE shall have the meaning set forth in
         Section 3.1.

                  "AGREEMENT" shall have the meaning set forth in the introductory paragraph.

                  "ALLOCATED VALUE" shall have the meaning set forth in Section 3.2.

                  "ARBITRATOR" shall have the meaning set forth in Section 16.2(a).

                  "ASSETS" shall have the meaning set forth in Section 2.1.

                  "ASSIGNMENTS" shall have the meaning set forth in Section 11.2(a).

                  "ASSUMED OBLIGATIONS" shall have the meaning set forth in
         Section 13.1.

                  "BDSI" shall mean Blue Dolphin Services, Inc., a Delaware corporation.

                  "BUSINESS DAY" shall mean any day other than Saturday or Sunday on which national banking associations in Houston, Texas are open for business.

                  "CASUALTY EVENT", with respect to any Asset, shall mean (a) a fire, hurricane or other catastrophic casualty event causing material damage to such Asset, or (b) the taking of such Asset by a Governmental Authority through condemnation or eminent domain which materially and adversely impairs the value of such Asset.

                  "CLAIM NOTICE" shall have the meaning set forth in Section 13.2(c)(ii).

                  "CLOSING" shall have the meaning set forth in Section 11.1.

                  "CLOSING DATE" shall have the meaning set forth in Section
         11.1.

                  "CLOSING SETTLEMENT STATEMENT" shall have the meaning set forth in Section 7.5.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "COMMERCIALLY REASONABLE EFFORTS" shall mean the efforts (including the incurrence of reasonable out-of-pocket costs and expenses) that would be undertaken by a reasonable, similarly-situated participant in the oil and gas industry, taking into account all relevant commercial, legal and other considerations.

                  "CONFIDENTIALITY AGREEMENT" shall mean the Confidentiality Agreement, dated January 4, 1999, between Seller and Blue Dolphin Exploration Company, as confirmed by Purchaser on January 11, 1999.

                  "CONTRACTS" shall have the meaning set forth in Section
         2.1(e).

                  "CONTROL" shall mean the possession, directly or indirectly, through one or more intermediaries, of (a) more than 50% of the equity interests in an Entity, or (b) the power or authority, through ownership of voting securities, by contract or otherwise, to exercise a controlling influence over the management of the Entity.

                  "CURE DEADLINE" shall have the meaning set forth in Section
         4.4.

                  "DISPUTE" shall have the meaning set forth in Section 16.1.

                  "EASEMENT" shall mean easement, right-of-way or servitude.

                  "EFFECTIVE DATE" shall mean 12:01 a.m. Central Standard Time on January 1, 1999.

                  "ENCUMBRANCE" shall mean mortgage, deed of trust, lien, privilege, security interest, pledge, collateral assignment, conditional sales arrangement or other burden or encumbrance.

                  "ENTITY" shall mean a corporation, general partnership (including a limited liability partnership), limited partnership, joint venture, limited liability company, trust, estate, Governmental Authority or other entity.

                  "ENVIRONMENTAL DEFECT" shall have the meaning set forth in
         Section 4.8.

                  "ENVIRONMENTAL DEFECT ADJUSTMENT AMOUNT" shall have the meaning set forth in Section 4.8.

                  "ENVIRONMENTAL LAWS" shall mean all Laws or Orders of any Governmental Authority pertaining to health, the environment, wildlife or natural resources, including the Clean Air Act; the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980; the Federal Water Pollution Control Act or Clean Water Act; the Rivers and Harbors Act of 1899; the Occupational Safety and Health Act of 1970; the Resource Conservation and Recovery Act of 1976; the Safe Drinking Water Act; the Toxic Substances Control Act; the Hazardous & Solid Waste Amendments Act of 1984; the Superfund Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act; and state and local Laws, including common law, pertaining to health, the environment, wildlife or natural resources.

                  "EQUIPMENT" shall have the meaning set forth in Section
         2.1(c).

                  "EXECUTION DATE" shall have the meaning set forth in the introductory paragraph.

                  "GOVERNMENTAL AUTHORITY" (or "GOVERNMENTAL") shall mean a federal, state, tribal or local governmental body, agency, division, board, department, commission, court or other authority, including the MMS.

                  "HEDGE AGREEMENTS" shall have the meaning set forth in
         Section 12.8.

                  "HYDROCARBON" shall mean gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons.

                  "INDEMNIFIED PERSON" shall have the meaning set forth in
         Section 13.2(c)(i).

                  "INDEMNIFY" shall mean to protect, defend, release and hold harmless.

                  "INDEMNIFYING PARTY" shall have the meaning set forth in
         Section 13.2(c)(i).

                  "INTERIM PERIOD" shall mean the period from the Execution Date through the Closing Date.

                  "INVESTMENT AGREEMENT" shall mean that certain Investment Agreement of even date herewith between Seller and Blue Dolphin Exploration, Inc.

                  "LAW" shall mean a constitutional provision, statute, act, code, regulation, rule, ordinance, Order, court decision, common law, or other law or ruling.

                  "LEASES" shall have the meaning set forth in Section 2.1(a).

                  "LOSSES" shall mean losses; liabilities; demands; claims; causes of action; Proceedings; assessments; cleanup, remediation and restoration obligations; judgments; awards; damages; natural resource damages; fines; fees; penalties; and costs and expenses (including litigation costs and attorneys' and experts' fees and expenses).

                  "MARKETABLE TITLE" shall have the meaning set forth in
         Section 4.1.

                  "MMS" shall mean the United States Minerals Management
         Service.

                  "NRI" or "NET REVENUE INTEREST" shall mean, with regard to any Property, the decimal or percentage share of Hydrocarbon production from or allowable to such Property, after deductions for all overriding royalties and burdens on production (including lessor royalties) applicable thereto, that an owner of a Working Interest is entitled to receive.

                  "NOTICE PERIOD" shall have the meaning set forth in Section 13.2(c)(ii).

                  "OPERATING AGREEMENT CONSENTS" shall have the meaning set forth in Section 4.6(a).

                  "ORDER" shall mean a Governmental or arbitral order, judgment, ruling, decree, decision, notice, writ, injunction or award.

                  "PARTY" and "PARTIES" shall have the meanings set forth in the introductory paragraph.

                  "PENDING MMS CONSENTS" shall have the meaning set forth in
         Section 4.6(c).

                  "PERMIT" shall mean a Governmental permit, certificate, license, franchise or authorization.

                  "PERMITTED ENCUMBRANCES" shall have the meaning set forth in
         Section 4.2.

                  "PERSON" shall mean a natural person or an Entity.

                  "PLATFORMS" shall have the meaning set forth in Section
         2.1(b).

                  "POST-CLOSING MMS CONSENTS" shall have the meaning set forth in Section 4.6(d).

                  "POST-CLOSING SETTLEMENT STATEMENT" shall have the meaning set forth in Section 12.1.

                  "PROCEEDING" shall mean a judicial, administrative or arbitral proceeding, including a lawsuit or Governmental investigation.

                  "PROPERTIES" shall have the meaning set forth in Section
         2.1(a).

                  "PURCHASE PRICE" shall have the meaning set forth in Section 3.1(a).

                  "PURCHASE PRICE ADJUSTMENT AMOUNT" shall mean the sum of the Title Defect Adjustment Amount, the Environmental Defect Adjustment Amount, the Revenue Adjustment, any reduction resulting from a Casualty Event not reimbursed by insurance and any other adjustments to the Purchase Price required or contemplated by this Agreement or otherwise agreed to in writing by the Parties, in each case subject to any limits or thresholds set forth in this Agreement pertaining to the specified adjustment.

                  "PURCHASER" shall have the meaning set forth in the introductory paragraph.

                  "PURCHASER'S AFFILIATES" shall mean (a) any other Entity that Controls, is Controlled by, or is under common Control with, Purchaser; (b) any director, officer or employee of Purchaser or of an Entity described in clause (a) of this definition; and (c) any agent, consultant or representative that Purchaser has engaged in connection with the ownership or operation of the Assets or the transactions contemplated hereby.

                  "QUITCLAIMED ASSETS" shall have the meaning set forth in
         Section 2.1(i).

                  "RECORDS" shall have the meaning set forth in Section 2.1(h).

                  "REQUIRED CONSENTS" shall mean the Operating Agreement Consents, the Pending MMS Consents and the Post-Closing MMS consents.

                  "RESERVE MATTERS" shall mean the existence or extent of Hydrocarbon reserves; the recoverability of (or the cost of recovering) any such reserves; the value of such reserves; any product pricing assumptions; the ability to sell Hydrocarbon production after the Closing or any conditions thereon; and geological, geophysical and seismic matters.

                  "REVENUE ADJUSTMENT" shall have the meaning set forth in
         Section 11.3.

                  "SECURITIES LAWS" shall mean the Securities Act of 1933, the Securities Exchange Act of 1934, and all other Laws concerning or regulating the sale or registration of securities.

                  "SELLER" shall have the meaning set forth in the introductory paragraph.

                  "SELLER'S AFFILIATES" shall mean (a) any other Entity that Controls, is Controlled by, or is under common Control with, Seller;
         (b) any director, officer or employee of Seller or of an Entity described in clause (a) of this definition; and (c) any agent, consultant or representative that Seller has engaged in connection with the ownership or operation of the Assets or the transactions contemplated hereby.

                  "SELLER'S KNOWLEDGE" shall mean those facts that are actually known, or those facts which should be known, to Rick Avare, David Stetson, Ralph Currie or Karen Underwood after due and appropriate inquiry in the exercise of reasonable diligence, taking into account the scope and nature of the responsibilities of the individual in question, and includes any facts that are known by such individuals regardless of whether such individuals are adverse to the Seller in respect of the matters as to which such individual's knowledge is attributed to Seller.

                  "THIRD PARTY" shall mean a Person other than Seller, Seller's Affiliates, Purchaser, Purchaser's Affiliates or a Governmental Authority.

                  "THIRD PARTY LOSS" shall mean a Loss that is asserted by a Third Party or a Governmental Authority.

                  "TITLE DEADLINE" shall have the meaning set forth in Section 4.3.

                  "TITLE DEFECT" shall have the meaning set forth in Section
         4.3.

                  "TITLE DEFECT ADJUSTMENT AMOUNT" shall have the meaning set forth in Section 4.4(b).

                  "TITLE DEFECT VALUE" shall have the meaning set forth in
         Section 4.3.

                  "TITLE INCREASE" shall have the meaning set forth in Section 4.4(c).

                  "TITLE INCREASE ADJUSTMENT AMOUNT" shall have the meaning set forth in Section 4.4(c).

                  "TRANSFER" shall mean a sale, assignment, transfer, conveyance, gift, exchange or other disposition (including an assignment of contractual rights or a delegation of contractual obligations), whether voluntary, involuntary or by operation of Law.

                  "WI" or "WORKING INTEREST shall mean the property interest which entitles the owner thereof to explore and develop land for Hydrocarbons, whether under a Lease, a compelling pooling order or otherwise.

         1.2 RULES OF CONSTRUCTION. In construing this Agreement, the following rules shall be used (unless the context clearly requires otherwise): (a) any references to a Law, Lease, Contract, Order or Permit refer to such Lease, Contract, Order or Permit as it has been amended, restated, modified or supplemented; (b) any references to "Articles" or "Sections" refer to Articles or Sections of this Agreement; (c) the titles of the Articles and Sections are for convenience only and shall not be used in construing this Agreement; (d) any references to "Exhibits" refer to the Exhibits attached hereto, each of which is made a part hereof for all purposes; (e) if there is any conflict or inconsistency between the text of this Agreement and any Exhibit, the text of this Agreement shall control; and (f) because both Parties have participated in the preparation and negotiation of this Agreement, the rule that ambiguities in agreements are to be construed against the party that prepared them is inapplicable.

                                   ARTICLE 2
                               PURCHASE AND SALE

         2.1 PURCHASE AND SALE OF ASSETS. On the Closing Date, but effective as of the Effective Date, subject to the other provisions of this Agreement, Seller agrees to sell, Transfer and deliver to Purchaser, and Purchaser agrees to purchase and pay for, an undivided eighty percent (80%) of Seller's right, title and interest in and to the following assets (said eighty percent (80%) undivided interest being referred to as the "Assets"):

                  (a) the leases described on Exhibit 2.1(a) (including record title, operating rights, overriding royalties, net profits interests and all other types of interests) (the "Leases", each of the Leases described in this Section 2.1(a) is referred to individually as a "Property" and collectively as the "Properties");

                  (b) all platforms that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Properties and the caisson and deck owned by Seller related to the OCS-G 12501 B-1 Well located on Block 297 Galveston Area (the "Platforms");

                  (c) all wells, wellbores, pipe, pipelines, gathering lines, compressors, materials, inventory, facilities (other than Platforms), supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Properties, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

                  (d) all Hydrocarbons attributable to the Assets produced on and after the Effective Date;

                  (e) all contracts and agreements (other than Leases) to the extent transferable that are attributable to the ownership or operation of the Assets, including, without limitation, the following (collectively, the "Contracts"):

                           (i) the contracts and agreements that are listed on
                  Exhibit 2.1(e); and

                           (ii) any other operating agreements, participation
                  agreements, unit, pooling and communitization agreements and declarations, Hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assets whether or not set forth on Exhibit 2.1(e);

                  (f) all Orders, Permits and Easements that are attributable to the Assets;

                  (g) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Seller as the owner of the Assets;

                  (h) to the extent attributable to the Assets and not prohibited by Law or an agreement to which Seller is a party, the rights to copy the following records in the possession of Seller: (i) lease and land records, (ii) geological and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively, the "Records"); and

                  (i) the other assets described on Exhibit 2.1(i) (the "Quitclaimed Assets").

         2.2 QUITCLAIMED ASSETS. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT, THE ASSIGNMENT OR THE OTHER CLOSING DOCUMENTS TO THE CONTRARY, SELLER MAKES NO REPRESENTATIONS, WARRANTIES, COVENANTS OR INDEMNITIES OF ANY TYPE WHATSOEVER WITH RESPECT TO THE QUITCLAIMED ASSETS (OR ANY OTHER ASSETS THAT ARE INCLUDED IN THE DEFINITION OF "ASSETS" SOLELY BECAUSE THEY ARE ATTRIBUTABLE TO THE QUITCLAIMED ASSETS), AND PURCHASER MAY NOT ASSERT ANY TITLE DEFECT OR OTHER CLAIM WITH RESPECT TO ANY QUITCLAIMED ASSET; IT BEING AGREED BY PURCHASER THAT IT IS ACQUIRING THE QUITCLAIMED ASSETS "AS-IS," "WHERE-IS," WITH ALL FAULTS.

                                   ARTICLE 3
                                 PURCHASE PRICE

         3.1 PURCHASE PRICE; METHOD OF PAYMENT. (a) The purchase price for the Assets shall be Twenty-Five Million Three Hundred Thirteen Thousand Six Hundred Eighty-Five and No/100 Dollars ($25,313,685) (the "Purchase Price"), which amount shall be (i) increased by the Title Increase Adjustment Amount, (ii) decreased or increased by an amount equal to the Purchase Price Adjustment Amount and (iii) decreased by $271,200 (representing marketing adjustments) (the purchase price, as so adjusted, is referred to herein as the "Adjusted Purchase Price"). The Adjusted Purchase Price shall be either (a) paid by Purchaser to Seller at Closing or (b) paid by Purchaser to the holder of the DnB Note to reduce the principal balance thereof. All payments made by Purchaser to reduce the outstanding principal balance of the DnB Note (whether prior to or contemporaneous with Closing) shall be credited towards the amounts due by Purchaser to Seller hereunder upon confirmation by Seller of any such payments by Purchaser to the holder of the DnB Note.

         (b) All amounts required under this Agreement to be paid by either Party to the other Party shall be made by wire transfer of immediately-available funds to Seller or Purchaser, as the case may be, at such bank account in the United States as Seller or Purchaser may designate in writing to the other Party at least five Business Days prior to the date on which such payment is to be made.

         3.2 ALLOCATION OF PURCHASE PRICE. Exhibit 3.2 contains the allocation of the value of each Property as mutually agreed by the Parties (the "Allocated Value"). Seller and Purchaser agree not to assert, in connection with any tax return, tax audit or similar proceedings, any allocation of the consideration that differs from any such agreed-upon in writing allocation. Seller and Purchaser shall each prepare an IRS Form 8594 in accordance with such Allocated Value.

                                   ARTICLE 4
                        TITLE AND ENVIRONMENTAL MATTERS

         4.1 MARKETABLE TITLE. (a) As used herein, the term "Marketable Title" shall mean, in the case of each Property, such right, title and interest (owned beneficially and of record) that, except for Permitted Encumbrances and as otherwise set forth on Exhibit 4.1(a):

                  (i) entitles Seller, with respect to a particular Property, now and in the future to receive not less than eighty percent (80%) of the percentage set forth on Exhibit 4.1(a) as the Net Revenue Interest or NRI of such Property of all Hydrocarbons produced from, or otherwise attributable to, such Property, without reduction, suspension or termination (including reductions resulting from gas imbalances, if any);

                  (ii) obligates Seller, with respect to a particular Property, now and in the future to bear not more than eighty percent (80%) of the percentage set forth on Exhibit 4.1(a) as the Working Interest or WI of such Property of all costs and expenses attributable to the ownership or operation of such Property, without increase (unless Seller's Net Revenue Interest in such Property is proportionately increased); and

                  (iii) is free and clear of any Encumbrances;

         (b) Except as set forth on Exhibit 4.1(b), in the case of a Property on which there is currently located a Platform (other than the Platform on South Timbalier Block 211, which Platform is not owned by Seller), the term "Marketable Title" shall also mean such right, title and interest that except for Permitted Encumbrances and as otherwise set forth on Exhibit 4.1(a):

                  (i) entitles Seller, with respect to a particular Platform, now and in the future, to an ownership interest in such Platform of not less than eighty percent (80%) of the percentage set forth on
         Exhibit 4.1(a) as Seller's Net Revenue Interest or NRI of the Property on which the Platform is located, without reduction, suspension or termination throughout the productive life of such Property;

                  (ii) obligates Seller, with respect to a particular Platform, now and in the future to bear not more than the percentage set forth on Exhibit 4.1(a) as the Working Interest or WI of the Property on which the Platform is located of all costs and expenses attributable to the ownership or operation of such Platform, without increase (unless Seller's ownership interest in the Platform is proportionately increased); and

                  (iii) is free and clear of any Encumbrances.

         4.2 PERMITTED ENCUMBRANCES. As used herein, the term "Permitted Encumbrances" shall mean, with respect to a particular Property:

                  (a) lessors' royalties, overriding royalties, reversionary interests and similar burdens affecting such Property if the net cumulative effect of such burdens does not reduce Seller's interest in all Hydrocarbons produced from a particular Property below the "Net Revenue Interest" or "NRI" set forth on Exhibit 4.1(a) for such Property;

                  (b) division orders and sales contracts terminable without penalty upon no more than 30 days' notice to the purchaser of the Hydrocarbons from the Properties;

                  (c) operator's, vendor's, tax and similar liens or Encumbrances securing obligations that were not due and payable prior to the Closing Date or, if due, are being contested by Seller in good faith;

                  (d) any Encumbrances created by Law for royalty, bonus, deferred bonus payments or rental or for compliance with the terms of the Leases;

                  (e) the terms and provisions of (i) the Leases and Contracts, and (ii) all Easements, Permits and Orders that are included within the Assets to the extent such Leases, Contracts, Easements, Permits and Orders do not operate to increase the Working Interest of Seller in any of the Properties or decrease the Net Revenue Interest of Seller in any of the Properties;

                  (f) Easements in favor of third parties so long as such Easements do not adversely affect the continued use and operation of the Properties;

                  (g) all rights reserved to or vested in any Governmental Authority to control or regulate any of the Properties in any manner, and all applicable Laws but in each case only to the extent such rights to control or regulate or the enforcement of such Laws are not provoked by the breach by Seller or its predecessor in interest of any Law;

                  (h) the Required Consents; provided, however, that this
         Section 4.2(h) does not affect Purchaser's rights under Section 4.6 or
         Section 15.1(g); and

                  (i) those items set forth on Exhibit 4.2(i).

         4.3 NOTICE OF TITLE DEFECT. Purchaser shall notify Seller in writing, by 5:00 p.m. Central Standard Time on August 20, 1999 (the "Title Deadline"), of any matter ("Title Defect") that would cause Seller's title to any of the Properties or Platforms not to be Marketable Title, in each case together with a reasonably detailed explanation of (a) the nature of such Title Defect, (b) the Property or Platform affected thereby, (c) the Allocated Value for such Property or Platform, and (d) Purchaser's proposed Title Defect Value (as hereinafter defined) for such Title Defect. Any matters that would otherwise constitute Title Defects but that are not specifically raised in writing (with the explanation as contemplated in the immediately-preceding sentence) by Purchaser on or before the Title Deadline shall conclusively be deemed waived by Purchaser. As used herein, the term "Title Defect Value" shall mean with respect to each Title Defect, the reduction in the "Allocated Value" of the affected Property or Platform that results from the existence of such Title Defect, as determined pursuant to Section 4.5, taking into account all relevant considerations, other than the potential deductibility of such Title Defect Value for federal, state or local income tax purposes.

         4.4 REMEDIES FOR TITLE DEFECTS; TITLE INCREASES. (a) Until September 15, 1999 (the "Cure Deadline"), Seller shall have the right, but not the obligation, to attempt to cure any Title Defect for which it receives notice from Purchaser on or before the Title Deadline.

         (b) With respect to any Title Defect for which Seller receives notice from Purchaser on or before the Title Deadline but which is not cured on or before the Cure Deadline, the Purchase Price shall be reduced by the Title Defect Value for such Title Defect. The aggregate amount of all reductions to the Purchase Price under this Section 4.4(b) is referred to as the "Title Defect Adjustment Amount."

Such remedy shall constitute Purchaser's sole remedy for Title Defects under this Agreement. Notwithstanding the foregoing, there shall be no reductions to the Purchase Price under this Section 4.4(b) unless and until the aggregate amount of all Title Defect Values shall exceed a threshold of $50,000, in which case the deduction shall include the threshold amount.

         (c) To the extent that same are discovered by either Party prior to the Title Deadline, the Purchase Price shall be increased (a "Title Increase") by an amount equal to the value allocated to the following:

                  (i) any increase in Seller's interest in all Hydrocarbons produced from, or otherwise attributable to, a Property or Platform above the Net Revenue Interest or NRI set forth on Exhibit 4.1(a) for such Property; and

                  (ii) any reduction in Seller's obligation to bear costs and expenses attributable to the ownership or operation of a Property or Platform below the Working Interest or WI set forth on Exhibit 4.1(a) for such Property (unless Seller's Net Revenue Interest in such Property or Platform is proportionately reduced);

in each case with such values to be agreed upon by Seller and Purchaser (taking into account the Allocated Value for such Property) or otherwise determined pursuant to the procedures set forth in Section 4.5. The aggregate amount of all increases to the Purchase Price under this Section 4.4(c) is referred to as the "Title Increase Adjustment Amount." Notwithstanding the other provisions of this Section 4.4(c), there shall be no increases to the Purchase Price under this Section 4.4(c) unless and until the aggregate amount of all Title Increases shall exceed a threshold of $50,000, in which case the increase shall include the threshold amount. Purchaser shall promptly notify Seller of any records or other title documentation which would result in a Title Increase.

         4.5 VALUE OF PROPERTY; TITLE DEFECT. If the Parties are unable to agree upon (a) whether a Title Defect exists, (b) a Title Defect Value, (c) the value allocated to a Title Increase or (d) the Environmental Defect Adjustment Amount, then such Dispute shall be resolved pursuant to Article 16, and the Closing shall be postponed until the fifth Business Day following the resolution of such Dispute provided, however, no postponement of the Closing shall affect the rights of Seller or Purchaser to terminate this Agreement pursuant to Section 15.1(d).

         4.6 CONSENTS. The Parties acknowledge that the Transfer of certain Assets to Purchaser requires the consent of Third Parties and Governmental Authorities, and that the following provisions shall govern the Parties' efforts to obtain such consents:

                  (a) Operating Agreement Consents. Although Seller believes that there are no preferential purchase rights that are applicable to the transactions contemplated by this Agreement because Seller is selling substantially all of its assets, the Parties acknowledge that the Transfer of Seller's interest in the Assets may require the consent and waiver of preferential purchase rights of certain working interest owners ("Operating Agreement

         Consents"). Seller shall use Commercially Reasonable Efforts to obtain the Operating Agreement Consents prior to Closing.

                  (b) Pending MMS Consents. The Parties acknowledge that with respect to the Properties set forth on Exhibit 4.6(b), MMS approval for the Transfer of the Properties in question has not been obtained because (i) the MMS has not yet approved Transfers to Seller for certain Properties, (ii) certain assignments have not yet been submitted to the MMS for approval by the operator or (iii) the MMS has rejected certain Transfers (collectively referred to as the "Pending MMS Consents"). The Parties shall use Commercially Reasonable Efforts before and after the Closing to obtain all of the Pending MMS Consents; provided, however, the failure to obtain a Pending MMS Consent prior to the Closing shall not cause the Property affected thereby to be excluded from the sale hereunder or the Purchase Price to be reduced.

                  (c) Post-Closing MMS Consents. The Parties acknowledge that the Transfer of the Properties that are located in federal offshore waters requires the approval, after the Closing, of the MMS (the "Post-Closing MMS Consents"). The Parties shall use Commercially Reasonable Efforts to obtain all of the Post-Closing MMS Consents after the Closing; provided, however, the costs of all filing fees and supplemental bonds shall be borne by Purchaser.

         4.7 CASUALTY EVENTS. If a Casualty Event occurs during the Interim Period, or it is determined that a Casualty Event has occurred since the Effective Date, the Purchase Price shall not be reduced if there is insurance for the full amount of any loss incurred by the Casualty Event, and Seller shall assign to Purchaser the right to receive all insurance proceeds or condemnation awards attributable to such Casualty Event. If the full amount of the loss resulting from the Casualty Event is not covered by insurance, a downward adjustment shall be made to the Purchase Price equal to the difference between the loss resulting from the Casualty Event and the amount of the insurance proceeds Seller will be entitled to receive.

         4.8 ENVIRONMENTAL ADJUSTMENTS. To the extent that Purchaser due diligence reveals the representation contained in Section 5.19 is not true and correct (an "Environmental Defect"). Purchaser shall notify Seller of any Environmental Defect by the Title Deadline or any Environmental Defect shall conclusively be deemed waived by Purchaser. Seller shall have until the Cure Deadline to cure any Environmental Defect, but if any Environmental Defect is not cured, the Parties shall, with respect to each Property affected by an Environmental Defect which is not cured by Seller by the Cure Deadline, attempt in good faith to agree upon an appropriate downward adjustment to the Purchase Price to account for such matters (the "Environmental Defect Adjustment Amount"). PURCHASER SHALL HAVE INSPECTED OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE BEEN WAIVED) ITS RIGHT TO INSPECT THE PROPERTIES AND SATISFIED ITSELF TO THE ENVIRONMENTAL CONDITION OF THE PROPERTIES, INCLUDING, BUT NOT LIMITED TO, CONDITIONS RELATED TO NATURALLY OCCURRING RADIOACTIVE MATERIALS.

         4.9 OTHER ADJUSTMENTS. Purchaser and Seller shall make other adjustments that the Parties mutually agree upon based on other matters discovered by Purchaser during the course of Purchaser's due diligence investigation of the Assets.

         4.10 FORWARD SALES. It is expressly agreed that forward sales of Hydrocarbons related to the Properties shall not be considered a Title Defect, however, an adjustment to the Purchase Price shall be made in accordance with the provisions of Section 11.3.

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Purchaser that:

         5.1 ORGANIZATION AND QUALIFICATION. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and it is duly qualified to carry on its business in all jurisdictions where the Assets are located except to the extent to be so qualified will not have a material adverse effect on the Assets or the ownership of the Assets by Purchaser.

         5.2 POWER. Seller has the corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby. Subject to receipt of approval of Seller's shareholders and the Required Consents, the execution, delivery and performance of this Agreement by Seller, and the transactions contemplated hereby, will not violate or result in a default or breach of, or give rise to any rights or remedies in favor of any Person under,
(a) any provision of the certificate of incorporation or bylaws of Seller, (b) any material agreement or instrument to which Seller is a party or by which Seller or any of the Assets are bound (including any Lease or Contract), or (c) any Permit, Order or Law applicable to Seller.

         5.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Seller except for approval of Seller's shareholders. This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by Seller will have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar Laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law).

         5.4 BROKERS. Seller has incurred no obligation or liability, contingent or otherwise, for brokers', finders' or investment bankers' fees in respect of the matters provided for in this Agreement that will be the responsibility of Purchaser; and any such obligation or liability that might exist shall be the sole obligation of Seller.

         5.5 FOREIGN PERSON. Seller is not a "foreign person" within the meaning of Section 1445 and 7701 of the Code, because Seller is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and any regulations promulgated thereunder.

         5.6 BANKRUPTCY. Except as set forth in Exhibit 5.6, there are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Seller's Knowledge, threatened against Seller which relate to current obligations of Seller.

         5.7 LITIGATION. Except as set forth on Exhibit 5.7, there is no Proceeding pending or, to Seller's Knowledge, threatened, against Seller or involving the Assets, directly or indirectly.

         5.8 GOVERNMENTAL QUALIFICATION. Seller is qualified with the MMS to own interests in federal Hydrocarbon leases on the Outer Continental Shelf, including the Properties.

         5.9 CONSENTS. To Seller's Knowledge, except for the Required Consents and approval of Seller's shareholders, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not require (a) a consent, approval or authorization of a Person or a Governmental Authority, (b) a registration, declaration or other filing with a Governmental Authority (except for filings with the Texas General Land Office for Leases issued by the State of Texas), or (c) the offer of the Assets to any Person pursuant to any preferential purchase right or right of first refusal and will not result in any default under any agreement or instrument to which Seller is a party or by which the Assets are owned. Seller has no reason to believe that the MMS will not grant the Pending MMS Consents or the Post-Closing MMS Consents.

         5.10 LEASES. To Seller's Knowledge, (a) the Leases are in full force and effect, by operations approved by the MMS in accordance with applicable Law; (b) Seller has made available to Purchaser true and correct copies of the Leases, including any amendments thereto; (c) Seller or each operator of the Properties has duly performed all of the material obligations under the Leases that are now or will prior to the Closing be required to be performed by Seller or such operator; (d) Seller nor any operator of the Properties has received any notice of a default under the Leases, nor is any such notice pending; and
(e) except as set forth on Exhibit 5.10, all rentals and royalties (including minimum royalties, shut-in or otherwise) required to be paid to perpetuate the Leases to the Execution Date have been timely and properly paid to the proper Persons and in the proper amounts.

         5.11 CONTRACTS. The Contracts described in Section 2.1(e) represent all contracts and agreements which are material to the ownership and operation of the Assets and which individually obligate Seller to expend funds in excess of $5,000 or perform acts in the future with respect to the Assets which require an expenditure by Seller in excess of $5,000 and which are not contracts or agreements which (a) are documents recorded of record in any parish or county where the Properties are located or in counties or parishes adjacent to the offshore blocks where the Properties are located; (b) are on file with the MMS, General Land Office of Texas or the State of Louisiana; or
(c) have not
been terminated or expired by their own terms. Seller is not in default of any such Contracts and, to Seller's Knowledge, no other party is in material breach thereof. Seller has made available to Purchaser true and correct copies of the Contracts, including any amendments thereto. Except as provided in Exhibit 5.11, such Contracts are in full force and effect and Seller has received no notice or threat regarding a default or any action to alter, terminate or rescind any such Contract.

         5.12 PROCEEDS OF PRODUCTION. To Seller's Knowledge, (a) all proceeds of production of Hydrocarbons from the Properties are currently being paid to the operator of such Properties, for Seller's account or to Seller, without the furnishing of indemnity (other than customary warranties contained in division orders, transfer orders, letters-in-lieu of transfer and division orders or production sales contracts); and (b) no material portion of such proceeds are being held in suspense.

         5.13 INVOICES. Except as provided in Section 5.13, Seller has paid all joint-interest billings and other invoices attributable to the ownership or operation of the Properties, to the extent that such billings and invoices have been received by Seller and have become due and payable.

         5.14 GAS IMBALANCES. To Seller's Knowledge there exist no production imbalances affecting the Properties.

         5.15 GAS PREPAYMENTS. Except as provided in Exhibit 5.15, Seller is not obligated, by virtue of a prepayment, take-or-pay, production payment or other arrangement, to deliver Hydrocarbons produced from the Properties on or after the Effective Date without receiving full price for such production.

         5.16 ACCESS. Seller has afforded Purchaser access to all of the Records in Seller's possession unless prohibited by agreements with a third party.

         5.17 WELLS. Exhibit 5.17 lists all wells (producing and non-producing) located on the Properties that have not previously been plugged and abandoned. To Seller's Knowledge, (a) all of the wells located on the Properties have been drilled and completed within the boundaries of the applicable Leases or within the limits otherwise permitted by contract, pooling or unitization agreement or applicable Law, (b) all drilling, completion, development, operation, plugging and abandonment of the wells located on the Properties have been conducted in material compliance with all applicable Laws and (c) except as set forth in
Exhibit 5.17(c), there are no wells located on the Properties that (i) Seller or the operator of any Property is obligated by law or contract to commence plugging and abandonment operations pursuant to any notice provided to Seller by any operator of the Properties; or (ii) are subject to exceptions to a requirement to plug and abandon issued by a Governmental Authority having jurisdiction over the Properties.

         5.18 PERMITS. To Seller's Knowledge, (a) either Seller or the current operator of the Properties has all Permits that it requires, or is required to have, to own and operate the Assets; (b) such Permits are in full force and effect; (c) there exist no material violations of such Permits; and (d) there are no Proceedings that are pending or threatened that may result in a civil or criminal penalty or the revocation, cancellation, suspension or adverse modification of such Permits.

         5.19 ENVIRONMENTAL LAWS. To Seller's Knowledge, (a) the Assets have been, and are being, operated in compliance with all applicable Environmental Laws except for minor matters of non-compliance for which potential fines or costs of compliance do not exceed $50,000; and (b) there exists no condition or circumstance whereby Seller or Seller's successor would be obligated to expend any sum of money in excess of $50,000 in connection with any remedial action relating to any environmental condition which, if not performed, would result in a violation of applicable Environmental Laws.

         5.20 INSURANCE. Exhibit 5.20 sets forth the insurance presently maintained by Seller with respect to the Properties. Such insurance is in full force and effect, and Seller has paid all premiums that have become due thereunder.

         5.21 AFES. Except as set forth on Exhibit 5.21, there are no outstanding authorizations for expenditure (approved or proposed) that (a) require the drilling of wells or other material development operations to earn or to continue to hold all or any portion of the Properties or (b) obligate Seller to make payments of any material amounts in connection with the drilling of wells or other material capital expenditures affecting the Properties.

         5.22 CASUALTY. To Seller's Knowledge, no Casualty Event has occurred since the Effective Date.

         5.23 TITLE. Except as set forth on Exhibit 5.23, (a) Seller has not Transferred or Encumbered the Properties or the Platforms which Transfer or Encumbrance shall cause a reduction in Seller's interest in the Properties or Platforms specified in Exhibit 4.1(a) and (b), the Assets shall be conveyed to Purchaser with no warranty whatsoever, implied, expressed or statutory; provided, however, subject to the Permitted Encumbrances, Seller shall warrant and defend title to eighty percent (80%) of the interests specified on Exhibit 4.1(a) in the Properties, Equipment and Platforms against all claims and demands of all Persons whomsoever claiming title to the Properties, Equipment and Platforms, or any part thereof, by, through or under Seller, but not otherwise. For purposes of clause (b) only, "Seller" shall include any subsidiary or affiliate of Seller and any other Person in which Seller is a partner, investor or otherwise invested or committed to invest.

         5.24 PRICING. To Seller's Knowledge, the prices being received for the production of Hydrocarbons from the Properties do not violate any agreement to which Seller is a party or Law.

         5.25 EQUIPMENT. To Seller's Knowledge, the Equipment comprising the Assets is in good repair, working order and operating condition and is adequate for the operation of the Properties.

         5.26 ADVERSE CHANGES IN PRODUCTION RATES OR OIL AND GAS RESERVES.

                  (a) From the date of this Agreement until the day immediately preceding the Closing Date, the average daily production from the Properties shall not be less than (i) 14,000 Mcf. per day of natural gas, and (ii) 950 barrels per day of oil and other liquid Hydrocarbons. True and complete copies of the report of each of Netherland, Sewell & Associates, Inc. and Ryder Scott Company Petroleum Engineers estimating the Hydrocarbon reserves attributable to the Properties as of January 1, 1999, have been given to the Purchaser prior to the date of this Agreement.

                  (b) Since the Effective Date, there has been no material loss of, or decline in, any proved category of Hydrocarbon reserves attributable to the Properties below that estimated for the Properties in either of the reserve reports of Netherland, Sewell & Associates, Inc. or Ryder Scott Company Petroleum Engineers as of January 1, 1999, other than declines in reserve volumes as a result of actual production of Hydrocarbons since the Effective Date or a reduction in the prices used to calculate reserve volumes.

         5.27 ACCURACY OF REPRESENTATIONS. No representation or warranty by Seller in this Agreement contains an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained in any such representation or warranty not misleading. There is no fact known to Seller that materially and adversely affects (or may materially and adversely affect) the operation, prospects or condition of any portion of the Assets that has not been set forth in this Agreement.

                                   ARTICLE 6
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Seller that:

         6.1 EXISTENCE. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and it is duly qualified to carry on its business in the jurisdictions where the Assets are located.

         6.2 POWER. Purchaser has the corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser, and the transactions contemplated hereby, will not violate (a) any provision of the certificate of incorporation or bylaws of Purchaser, (b) any material agreement or instrument to which Purchaser is a party or by which Purchaser is bound, or
(c) any Permit, Order or Law applicable to Purchaser.

         6.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Purchaser. This Agreement has been duly executed and delivered on behalf of

Purchaser, and at the Closing all documents and instruments required hereunder to be executed and delivered by Purchaser will have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Purchaser enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar Laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforce ability is considered in a Proceeding in equity or at law).

         6.4 BROKERS. Purchaser has incurred no obligation or liability, contingent or otherwise, for brokers', finders' or investment bankers' fees in respect of the matters provided for in this Agreement that will be the responsibility of Seller; and any such obligation or liability that might exist shall be the sole obligation of Purchaser.

         6.5 SECURITIES LAWS. Purchaser is an experienced and knowledgeable investor in the oil and gas business. Purchaser is not acquiring the Properties with a view to, or for offer of resale in connection with, a non-exempt distribution thereof within the meaning of the Securities Act of 1933, or a distribution thereof in violation of any applicable Securities Laws.

         6.6 BANKRUPTCY. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Purchaser's Knowledge, threatened against Purchaser.

         6.7 GOVERNMENTAL QUALIFICATION. Purchaser is qualified with the MMS to own the Properties.

                                   ARTICLE 7
                        PRE-CLOSING COVENANTS OF SELLER

         7.1 OPERATIONS. During the Interim Period, except as otherwise approved by Purchaser in writing, Seller (a) shall, and shall use Commercially Reasonable Efforts to cause the operators of the Properties to, maintain the Assets in the ordinary course of business in accordance with past practices,
(b) shall not Transfer or Encumber any Assets other than (i) the sale of Hydrocarbons in the ordinary course of business after production and (ii) the sale of Equipment and other personal property or fixtures in the ordinary course of business where the same has become obsolete, is no longer necessary for the operation of the Properties or is replaced by an item or items of at least equal suitability, and (c) shall maintain in full force and effect the insurance described in Exhibit 5.20.

         7.2 ACCESS. During the Interim Period, Seller shall (a) provide Purchaser access during Seller's normal business hours to the Assets (including the Records) that are in Seller's possession and the employees of Seller, and
(b) use Commercially Reasonable Efforts to provide Purchaser access to the Properties (it being acknowledged by Purchaser that Seller is not the operator of any Property except Galveston Block 418) and any other Assets that are not in Seller's possession.

         7.3 NO SHOP. During the Interim Period, Seller shall not, directly or indirectly, initiate or participate in discussions with, or otherwise solicit from, any Person any proposals or offers relating to, or deliver information to any Person for purposes of evaluating, one or more transactions of the type contemplated hereby involving the Assets.

         7.4 BREACHES OF REPRESENTATIONS AND WARRANTIES. Seller shall promptly notify Purchaser of the discovery by Seller that any representation or warranty of Seller contained in this Agreement is or becomes untrue or will be untrue on the Closing Date.

         7.5 ESTIMATES OF ADJUSTED PURCHASE PRICE. Seller shall prepare and deliver to Purchaser, at least five Business Days prior to the Closing Date, Seller's estimate of the Adjusted Purchase Price (the "Closing Settlement Statement") which shall be prepared utilizing the form attached hereto as
Exhibit 7.5. The Closing Settlement Statement shall include, without limitation, the Title Defect Adjustment Amount, the Environmental Defect Adjustment Amount and the Revenue Adjustment amount as well as the sum of the Allocated Values of any Properties excluded from the sale hereunder. The Parties shall negotiate in good faith and attempt to agree on the Closing Settlement Statement prior to the Closing. If the Parties are unable to agree on the Closing Settlement Statement, the Adjusted Purchase Price shall be based upon the arithmetic average of the Parties' respective proposed amounts with final adjustments to the Purchase Price occurring within one hundred twenty
(120) days of the Closing in accordance with Section 12.1. Notwithstanding the foregoing or any disputes to the value of any adjustments, if any proposed adjustment to the Purchase Price proposed by Purchaser would entitle Purchaser or Seller to terminate this Agreement in accordance with Article 15, Purchaser or Seller shall have the right to terminate this Agreement prior to Closing.

                                   ARTICLE 8
                       PRE-CLOSING COVENANTS OF PURCHASER

         8.1 CONFIDENTIALITY. The Parties hereby ratify their obligations under the Confidentiality Agreement.

         8.2 RETURN OF DATA. Purchaser agrees that if this Agreement is terminated for any reason whatsoever, Purchaser shall, at Seller's request, promptly return to Seller all information and data furnished by or on behalf of Seller to Purchaser or Purchaser's Affiliates in connection with this Agreement or Purchaser's investigation of the Assets, and Purchaser shall deliver to Seller or destroy all copies, extracts or excerpts of such information and data and all documents generated by Purchaser that contain any portion of such information or data except to the extent necessary to enforce Purchaser's rights hereunder.

         8.3 INDEMNITY REGARDING ACCESS. Purchaser shall Indemnify Seller and Seller's Affiliates from and against all Losses that are attributable to the exercise by Purchaser or Purchaser's Affiliates of the access rights granted by
Section 7.2(b).

                                   ARTICLE 9
                         SELLER'S CONDITIONS OF CLOSING

         Seller's obligation to consummate the transactions contemplated hereby is subject to the satisfaction or waiver of the following conditions on or before the scheduled date of the Closing:

         9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in Article 6 shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

         9.2 PERFORMANCE. Purchaser shall have performed in all material respects the obligations, covenants and agreements required hereunder to be performed by it at or prior to the Closing (including under Section 11.2).

         9.3 PROCEEDINGS. No Proceeding by a Third Party or a Governmental Authority shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated hereby.

         9.4 INVESTMENT AGREEMENT TRANSACTION. All conditions precedent have been satisfied and the transaction contemplated in the Investment Agreement shall close simultaneously with the transactions contemplated by this Agreement.

         9.5 SHAREHOLDER APPROVAL. The transactions contemplated by this Agreement have been approved by the Shareholders of Seller.

         9.6 GOVERNMENT APPROVALS. All approvals of Governmental Authorities (other than those required by the MMS) have been obtained.

         9.7 PREFERENTIAL PURCHASE RIGHTS. All preferential purchase rights relating to the Properties which Purchaser, in its sole discretion, has determined are applicable to the transactions contemplated by this Agreement, have been validly waived or the period for exercising such preferential purchase rights have expired and there is no pending or threatened challenge or proceeding disrupting or threatening to disrupt any such waiver or expiration.

                                   ARTICLE 10
                       PURCHASER'S CONDITIONS OF CLOSING

         Purchaser's obligation to consummate the transactions contemplated hereby is subject to the satisfaction or waiver of the following conditions on or before the scheduled date of the Closing:

         10.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in Article 5 shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

         10.2 PERFORMANCE. Seller shall have performed in all material respects the obligations, covenants and agreements required hereunder to be performed by it at or prior to the Closing (including under Section 11.2).

         10.3 PROCEEDINGS. No Proceeding by a Third Party or a Governmental Authority shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit, the consummation of the transactions contemplated hereby.

         10.4 INVESTMENT AGREEMENT TRANSACTION. No amendment of the Investment Agreement shall have occurred except as consented to in writing by Purchaser and the transactions contemplated in the Investment Agreement shall close simultaneously with the transactions contemplated by this Agreement without waiver of any conditions precedent to the obligation of any Party thereto, except as shall have been consented to in writing by Purchaser.

         10.5 RELEASE OF LIENS. The liens and encumbrances set forth on Exhibit
5.23 have been released.

         10.6 GOVERNMENTAL APPROVALS. All approvals of Governmental Authorities (other than those required from the MMS) have been obtained.

         10.7 PREFERENTIAL PURCHASE RIGHTS. All preferential purchase rights relating to the Properties which Purchaser, in its sole discretion, has determined are applicable to the transactions contemplated by this Agreement, have been validly waived or the period for exercising such preferential purchase rights have expired and there is no pending or threatened challenge or proceeding disrupting or threatening to disrupt any such waiver or expiration.

         10.8 MATERIAL ADVERSE CHANGE. No material adverse change has occurred in the condition of the Assets taken as a whole (excluding market conditions affecting the industry generally).

         10.9 LEGAL OPINION. Seller shall deliver to Purchaser (i) an opinion of its General Counsel, as to customary corporate matters of Seller (including due incorporation, existence, authorization, execution and delivery), in form and substance acceptable to the Parties; and (ii) such other evidence of such corporate matters (including good-standing certificates, certified organizational documents and Board resolutions, and incumbency certificates) as Purchaser may reasonably request.

                                   ARTICLE 11
                                    CLOSING

         11.1 TIME AND PLACE OF CLOSING. Subject to the conditions stated in this Agreement, the consummation of the transactions contemplated hereby (the "Closing") shall occur contemporaneously with the closing under the Investment Agreement; provided, however, that if all of the conditions to the Closing set forth in Articles 9 and 10 have not been satisfied or waived by such scheduled date or any extended scheduled date for the Closing, the Party whose obligations are subject to the conditions that have not been satisfied or waived shall have the right to extend the scheduled date of the Closing for successive periods of up to seven days each until such conditions shall have been satisfied or waived; and provided further, that the Closing is subject to postponement pursuant to Section 4.5. Notwithstanding any right to extend the Closing pursuant to this Section 11.1 or Section 4.5, the right to terminate this Agreement pursuant to Section 15.1(d) shall not be altered by any such extension. The date the Closing actually occurs is referred to herein as the "Closing Date." The Closing shall be held in Houston, Texas at the offices of Porter & Hedges, L.L.P., or at such other location as may be mutually agreed upon by Seller and Purchaser.

         11.2 CLOSING OBLIGATIONS. At the Closing, the following events shall occur:

                  (a) Seller shall execute, acknowledge and deliver to Purchaser, assignments, conveyances and bills of sale, which shall (i) be in form and substance acceptable to the Parties, (ii) contain a special warranty of title, (iii) be in a form acceptable to the MMS (or the General Land Office of the State of Texas), and (iii) Transfer the Assets to Purchaser (collectively, the "Assignments");

                  (b) Seller and Purchaser shall execute and acknowledge, and Seller shall deliver to Purchaser, transfer orders or letters in lieu thereof directing all Third Parties paying for production of Hydrocarbons from the Properties to make payment to Purchaser of proceeds attributable to such production on and after the Effective Date;

                  (c) Purchaser shall pay the Adjusted Purchase Price;

                  (d) Seller shall deliver to Purchaser the releases of liens and encumbrances set forth on Exhibit 5.23.

                  (e) Seller shall deliver to Purchaser the legal opinion required by Section 10.10.

         11.3 ALLOCATION OF REVENUES AND EXPENSES. Subject to the terms contained in Exhibit 11.3, at Closing an adjustment shall be made to the Purchase Price (the "Revenue Adjustment") equal to the difference between (x) all revenue attributable to the Assets received by Seller from the Effective Date through and including the Closing Date less (y) (i) eighty percent (80%) of the capital expenditures paid by Seller relating to the Properties (including, without limitation, drilling costs) from the Effective Date through and including the Closing Date, (ii) eighty percent (80%) of the general and administrative expenses of Seller as specified in Exhibit 11.3 and (iii) eighty percent (80%) of the lease operating expenses paid by Seller relating to the Properties from the Effective Date through and including the Closing Date. The Revenue Adjustment shall be based on actual receipts and payments where such information is available and, if not available, estimates subject to the post-Closing adjustment as provided in
Section 12.1.

                                   ARTICLE 12
                             POST-CLOSING COVENANTS

         12.1 POST-CLOSING ADJUSTMENTS. On or before ninety (90) days after Closing, Seller and Purchaser shall review any additional information available to prepare a settlement statement (the "Post-Closing Settlement Statement") pertaining to the Revenue Adjustment provided for in Section 11.3 to determine if additional adjustments to the Purchase Price beyond the adjustments made at Closing (whether to account for expenses and revenues not considered in making the adjustments at Closing, correct errors made in the adjustments made at Closing or to utilize actual data in cases where estimates were made) are necessary. Within one hundred twenty (120) days after Closing, Seller and Purchaser shall attend to finalizing the Post-Closing Settlement Statement and Seller or Purchaser, as the case may be, shall immediately pay any sums due and owing to the other Party.

         12.2 PAYMENTS RECEIVED IN ERROR. Any revenue received by Purchaser attributable to the Assets received by Purchaser for periods prior to the Effective Date shall immediately be forwarded to the Seller. Any revenue received by Seller attributable to the Assets for periods after the Effective Date which have not been accounted for in the Closing Settlement Statement or the Post-Closing Settlement Statement or which are attributable to any period after the Closing Date shall immediately be forwarded to Purchaser.

         12.3 SALES TAXES. The Parties intend that the sale hereunder be exempt from any sales or use taxes, and the Purchase Price does not include any such taxes. If the sale hereunder is found to be subject to any sales or use taxes, however, Purchaser shall be liable for such taxes.

         12.4 RECORDATION OF ASSIGNMENT. Purchaser shall (a) record each Assignment in the appropriate county and parish records, (b) file each Assignment with the MMS and any other appropriate Governmental Authorities, and
(c) pay all recordation fees and filing fees in connection therewith. Within a reasonable period after the Closing, Purchaser shall furnish Seller with a schedule setting forth recording or filing information for each county, parish or other Governmental Authority in whose records each Assignment was recorded or filed.

         12.5 ACCESS TO EMPLOYEES. Seller and Purchaser each shall use Commercially Reasonable Efforts to afford the other access to (a), in the case of Seller, employees of Seller who remain employees of Seller after the Closing and are familiar with the ownership and operation of the Assets and (b) in the case of Purchaser, employees of Purchaser that Seller shall reasonably request for its proper corporate purposes, including the defense of Proceedings. Such access may include interviews or attendance at depositions or legal proceedings; provided, however, that in any event all out-of-pocket expenses (including wages and salaries) reasonably incurred by either Party in connection with this Section 12.5 shall be paid or promptly reimbursed by the Party requesting such services.

         12.6 FURTHER ASSURANCES. After the Closing, Seller and Purchaser shall take such further actions and execute, acknowledge and deliver such additional documents and instruments as may be necessary or useful in carrying out the transactions contemplated hereby.

         12.7 CONFIDENTIALITY. After the Closing and until the third anniversary thereof, Seller shall maintain as confidential, and shall not disclose or show to any Third Party, any Records or other confidential information regarding the Assets. This Section 12.7 shall not apply to the extent that any particular information (a) becomes generally available to the oil and gas industry other than through the breach of the foregoing obligation, or (b) must be disclosed by Seller to comply with applicable Law, Orders or stock exchange requirements.

         12.8 REVENUE REIMBURSEMENT OBLIGATIONS. Purchaser and Seller agree and acknowledge that Seller will remain liable on those forward sales contracts and other financial instruments described on Schedule 12.8 (the "Hedge Agreements"), and from and after Closing Purchaser shall remit to Seller each month an amount equal to the positive sum of (a) the total consideration received by Purchaser from the sale of Hydrocarbons produced from the Properties for a particular month less the product of (x) the volume of Hydrocarbons sold from the Properties (calculated on an MMBtu equivalent basis) and (y) the price per MMBtu equivalent received by Seller for the equivalent notional quantity of Hydrocarbons for such month pursuant to the Hedge Agreements and (b) in the event that the volume of Hydrocarbons produced from the Properties in any month does not equal eighty percent (80%) of the notional quantities used to calculate payments due under the Hedge Agreements, an amount equal to eighty percent (80%) of the amounts due by Seller to the counterparties under the Hedge Agreements resulting from the physical Hydrocarbon production shortfall (the "Hedge Agreement Adjustment"). If the Hedge Agreement Adjustment amount is a negative number, Seller shall remit to Purchaser the sum indicated by such number if it was not negative with the invoice or statement forwarded to Purchaser pursuant to this Section 12.8. Seller shall send Purchaser an invoice each month indicating the amounts due to Seller by Purchaser and Purchaser shall pay such amounts to Seller within fifteen (15) days of receipt of such invoice. Purchaser's obligations pursuant to this Section 12.8 shall survive until the termination of Seller's obligations under the Hedge Agreements as such Hedge Agreements are in force and effect on the date hereof.

                                   ARTICLE 13
                      ASSUMED OBLIGATIONS; INDEMNIFICATION

         13.1 ASSUMED OBLIGATIONS. If the Closing occurs, Purchaser shall be deemed to have assumed, and shall pay, perform or otherwise discharge all liabilities and obligations that are attributable to the ownership or operation of the Assets on and after the Effective Date, including such liabilities and obligations arising under (i) the Leases and Contracts, (ii) the Easements, Permits and Orders that are included in the Assets, and (iii) Laws (including Environmental Laws) applicable to the Assets (collectively, the "Assumed Obligations").

         13.2 INDEMNIFICATION.

                  (a) SELLER'S INDEMNITIES. Seller shall Indemnify Purchaser from and against all Losses (i) for third party claims attributable to the Assets and which relate to any period prior to the Effective Date and, except for claims made under the special warranty contained in the Assignment, are claims which do not relate to matters for which adjustments to the Purchase Price were possible pursuant to the terms of this Agreement or (ii) that are attributable to any breach or non-performance by Seller of its covenants contained in Article 12.

                  (b) PURCHASER'S INDEMNITIES. Purchaser shall Indemnify Seller and Seller's Affiliates from and against all Losses that (i) are attributable to the Assets and that relate to any period after the Effective Date (including, without limitation, the Assumed Obligations) or (ii) are attributable to any breach or nonperformance by Purchaser of its covenants contained in Article 12.

                  (c) EXCLUSIVITY; ASSERTION OF CLAIMS. The Indemnities in
         Section 13.2(a) shall constitute the sole and exclusive remedy of Purchaser and Purchaser's Affiliates for the matters described therein; and the Indemnities in Section 13.2(b) constitute the sole and exclusive remedy of Seller and Seller's Affiliates for the matters described therein. All claims for Indemnification by any Person that is Indemnified under Section 13.2(a) or (b) must be asserted and resolved in accordance with the following provisions:

                           (i) Any Person claiming Indemnification hereunder is
                  referred to as the "Indemnified Person," and any Party from whom Indemnification is sought is referred to as the "Indemnifying Party."

                           (ii) If any Third Party Losses are asserted against
                  or sought to be collected from an Indemnified Person, the Indemnified Person shall with reasonable promptness notify the Indemnifying Party of the Third Party Losses, specifying the nature of and specific basis for such Losses and the amount or the estimated amount thereof to the extent then feasible (the "Claim Notice"). The Indemnifying Party will have 30 days from the date the Claim Notice is delivered (the "Notice Period") to notify the Indemnified Person (A) whether or not it disputes the liability of the Indemnifying Party to the Indemnified Person with respect to such Third Party Losses and (B) whether or not it desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Person against such Third Party Losses; provided, however, that any Indemnified Person is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party (and of which it has given notice and opportunity to comment to the Indemnifying Party) and that are not prejudicial to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Person within the Notice Period that it disputes its liability to the Indemnified Person with respect to such Third Party Losses, the amount of such Third Party Losses will be conclusively deemed a liability of the Indemnifying Party. If the Indemnifying Party notifies the Indemnified Person within the Notice Period that it desires to defend the Indemnified Person against such Third Party Losses and except as hereinafter provided, the Indemnifying Party will have the right to defend by all appropriate Proceedings, and with counsel of its own choosing. If the Indemnified Person desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If requested by the Indemnifying Party, the Indemnified Person agrees to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Losses that the Indemnifying Party elects to contest, or, if appropriate and related to the claim in question, in making any counterclaim against the Third Party or Governmental Authority asserting the Third Party Losses, or any cross-complaint against any Person. No claim may be settled or otherwise compromised without the prior consent of the Indemnifying Party.

                           (iii) If any Indemnified Person has a claim for
                  Losses against any Indemnifying Party hereunder that does not involve a Third Party Loss, the Indemnified Person must send a Claim Notice with respect to such claim to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Person within the Notice Period that it disputes its liability to the Indemnified Person with respect to such Losses, the amount of such Losses will be conclusively deemed a liability of the Indemnifying Party.

                  (d) EXCEPTIONS. The Indemnification obligations set forth in Sections 13.2(a) and (b) shall not apply to (i) a matter for which the Indemnified Person has received credit as an adjustment to the Purchase Price; (ii) either Party's costs and expenses with respect to the negotiation and consummation of this Agreement and the transactions contemplated hereby; or (iii) any Title Defect claims of Purchaser, which are governed exclusively by Sections 4.1 through 4.5 (but Section 13.2(a) shall apply to the special warranty of title contained in the Assignment).

         13.3 LIMITATIONS ON INDEMNIFICATION. The Parties' liabilities under this Article 13 shall be limited as follows:

                  (a) Thresholds. Seller shall have no liability under Section 13.2(a) unless and until the aggregate amount paid by Seller thereunder shall exceed a threshold of $25,000 and upon reaching such amount, the threshold amount shall be included in any claim. Purchaser shall have no liability under Section 13.2(b) unless and until the aggregate amount paid by Purchaser thereunder shall exceed a threshold of $25,000 and upon reaching such amount, the threshold amount shall be included in any claim

                  (b) Maximum Liability. Seller's maximum aggregate liability under Section 13.2(a) shall not exceed $1,000,000. Purchaser's maximum aggregate liability under Section 13.2(b) shall not exceed $1,000,000.

                  (c) Survival Periods. The Indemnities in Sections 13.2(a)(ii) and 13.2(b)(ii) with respect to covenants to be performed after the Closing shall survive until March 31, 2001. Following the applicable date described in the immediately-preceding sentence, neither Party shall have any rights thereunder, except with respect to matters for which a Claim Notice has been delivered on or prior to such date. There shall be no similar limitations on the survival of the Indemnities in Sections 13.2(a)(i) and 13.2(b)(i), which shall survive for the applicable statute-of-limitations period. The representations and warranties of Seller contained in this Agreement shall terminate at Closing.

                                   ARTICLE 14
                    INDEPENDENT INVESTIGATION AND DISCLAIMER

         14.1 INDEPENDENT INVESTIGATION AND DISCLAIMER.

                  (a) Purchaser acknowledges that (i) it has had, and pursuant to this Agreement will have prior to the Closing, access to the Assets and the employees of Seller and the opportunity to inspect the Assets, and (ii) in making its decision to enter into this Agreement and consummate the transactions contemplated hereby, Purchaser has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Seller set forth in
         Article 5 and the special warranty of title to be made by Seller in the Assignment. Accordingly, Purchaser acknowledges that, except as expressly set forth herein, Seller has not made, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHER WISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY SELLER OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR
         ORAL) FURNISHED TO PURCHASER BY OR ON BEHALF OF SELLER (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY PURCHASER THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS," WITH ALL FAULTS; provided, however, that (a) the foregoing disclaimer and negation of representations and warranties, (b) Purchaser's independent investigation of the Assets, (c) any failure on Purchaser's part to conduct such investigation, or (d) the occurrence of the Closing, shall not affect or impair the representations, warranties, covenants, Indemnities or other obligations of Seller under this Agreement or under the agreements to be executed by Seller at the Closing, including the special warranty of title to be made by Seller in the Assignment, and any other express rights of Purchaser hereunder or thereunder.

                  (b) Each Party hereby waives any rights it may have under applicable Law to rescind this transaction, including for failure of consideration, redhibitory vices, lesion beyond moiety or otherwise.

                                   ARTICLE 15
                                  TERMINATION

         15.1 RIGHT OF TERMINATION. This Agreement and the transactions contemplated hereby may be terminated:

                  (a) by mutual consent of Seller and Purchaser, at any time at or prior to the Closing;

                  (b) by Seller, at its option, if the conditions in Article 9 have not been satisfied by the scheduled date of the Closing;

                  (c) by Purchaser, at its option, if the conditions in Article 10 have not been satisfied by the scheduled date of the Closing;

                  (d) by either Seller or Purchaser, by notice to the other Party at any time on or after December 31, 1999, if the Closing shall not have occurred by such date;

                  (e) by Purchaser or Seller if the sum of the aggregate downward adjustment to the Purchase Price for Title Defects, Environmental Defects and Casualty Events exceeds $200,000; or

                  (f) by Purchaser or Seller if the preferential purchase right waivers required by Purchaser relating to the Properties have not been obtained on or before September 1, 1999.

provided, however, that a Party may not exercise any right of termination pursuant to Section 15.1(b), (c) or (d) if the event giving rise to such termination right shall be due to the breach by such Party of its obligations under this Agreement.

         15.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 15.1, this Agreement shall become void and of no further force or effect (except for the provisions of this

Sections 15.2, 5.4 and 6.4; and Articles 8, 16 and 17; all of which shall survive such termination and continue in full force and effect); provided, however, that, if either Party is in breach of its obligations under this Agreement at the time this Agreement is so terminated, such defaulting Party shall continue to be liable to the other Party for damages in respect of such breach, and such liability shall not be affected by such termination.

                                   ARTICLE 16
                                  ARBITRATION

         16.1 DISPUTES. This Article 16 shall apply to any dispute arising under or otherwise attributable to this Agreement or the transactions contemplated hereby (whether arising in contract, tort or otherwise, and whether arising at law or in equity), including (a) any dispute regarding the construction, interpretation, performance, validity or enforceability of any provision of this Agreement or whether any Person is in compliance with, or breach of, any provisions of this Agreement, and (b) the applicability of this
Article 16 to a particular dispute (collectively, a "Dispute"). The provisions of this Article 16 shall be the exclusive method of resolving Disputes.

         16.2 ARBITRATION.

                  (a) If a Dispute arises, the Parties shall attempt to resolve it through negotiations. If the Parties are unable to resolve the Dispute within 20 days of the commencement of such negotiations, either Party may submit the Dispute to binding arbitration before a sole arbitrator (the "Arbitrator") pursuant to this Article 16 by notifying the other Party and designating a proposed Arbitrator. If the other Party objects to such proposed Arbitrator, it may, on or before the 10th day following delivery of such notice, notify the other Party of its objection. The Parties shall then attempt to agree upon a mutually-acceptable Arbitrator. If they are unable to do so within 10 days following delivery of the notice described in the immediately-preceding sentence, either Party may request the American Arbitration Association (or successor body) (the "AAA") to designate the Arbitrator. Each Party and each proposed Arbitrator shall disclose to the other Party any business, personal or other relationship or affiliation that may exist between such Party and such proposed Arbitrator, and any Party may disapprove of such proposed Arbitrator on the basis of such relationship or affiliation. If the Arbitrator so chosen shall die, resign or otherwise fail or become unable to serve as Arbitrator, a replacement Arbitrator shall be chosen in accordance with this Section 16.2.

                  (b) The Arbitrator shall expeditiously (and, if possible, within 45 days after the Arbitrator's selection) hear and decide all matters concerning the Dispute. Any arbitration hearing shall be held in Houston, Texas. The arbitration shall be conducted in accordance with the then-current Commercial Arbitration Rules of the AAA (excluding rules governing the payment of arbitration, administrative or other fees or expenses to the Arbitrator or the AAA), to the extent that such Rules do not conflict with the terms of this Agreement. Except as expressly provided to the contrary in this Agreement, the Arbitrator shall have the power

         (i) to gather such materials, information, testimony and evidence as it deems relevant to the dispute before it (and each Party will provide such materials, information, testimony and evidence requested by the Arbitrator, except to the extent any information so requested is proprietary, subject to a third-party confidentiality restriction or to an attorney-client or other privilege) and (ii) to grant injunctive relief and enforce specific performance.

                  (c) If it deems necessary, the Arbitrator may propose to the Parties that one or more other experts be retained to assist it in resolving the Dispute. The retention of such other experts shall require the consent of both Parties, which shall not be unreasonably withheld. Each Party, the Arbitrator and any proposed expert shall disclose to the other Party any business, personal or other relationship or affiliation that may exist between such Party (or the Arbitrator) and such proposed expert; and either Party may disapprove of such proposed expert on the basis of such relationship or affiliation.

                  (d) The decision of the Arbitrator (which shall be rendered in writing) shall be final, nonappealable and binding upon the Parties and may be enforced in any court of competent jurisdiction. The responsibility for paying the costs and expenses of the arbitration, including compensation to the Arbitrator and any experts retained by the Arbitrator, shall be allocated between the Parties in a manner determined by the Arbitrator to be fair and reasonable under the circumstances. Each Party shall be responsible for the fees and expenses of its respective counsel, consultants and witnesses, unless the Arbitrator determines that compelling reasons exist for allocating all or a portion of such costs and expenses to one or more other Parties.

                                   ARTICLE 17
                               GENERAL PROVISIONS

         17.1 GOVERNING LAW. THIS AGREEMENT AND ALL INSTRUMENTS EXECUTED IN ACCORDANCE WITH IT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT-OF-LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT IT IS MANDATORY THAT THE LAW OF SOME OTHER JURISDICTION, WHEREIN THE ASSETS ARE LOCATED, SHALL APPLY.

         17.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including all Exhibits attached hereto and made a part hereof, together with the Confidentiality Agreement, constitute the entire agreement between the Parties with respect to the transactions contemplated hereby and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such transactions. No amendment of this Agreement shall be binding unless executed in writing by both Parties.

         17.3 WAIVER. No waiver by a Party of any of the provisions of this Agreement (a) shall be binding upon a Party unless executed in writing by such Party, (b) shall be deemed or shall constitute a waiver by such Party of any other provisions hereof (whether or not similar), and (c) shall not constitute a continuing waiver by such Party.

         17.4 TRANSFERS. Except as expressly provided herein to the contrary, neither Party hereto shall Transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, and any such Transfer made without such consent shall be void. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted Transferees. Seller agrees that the restrictions in this Section 17.4 shall not, after the Closing, obligate Purchaser to obtain the written consent of Seller prior to any Transfer by Purchaser of its ownership interest in the Assets, and Purchaser agrees that any such Transfer shall not release Purchaser from any of its liabilities or obligations hereunder.

         17.5 NOTICES. Any notice, request, consent, approval, waiver or other communication provided or permitted to be given under this Agreement shall be in writing and shall be delivered in person or sent by U.S. mail, overnight courier or fax to the appropriate address set forth below. Any such communication shall be effective upon actual receipt; provided, however, that, in the case of delivery by fax after the normal business hours of the recipient, such communication shall be effective on the next Business Day following the transmission of such fax. For purposes of notice, the addresses of the parties shall be as follows:

                  For Seller:

                               American Resources Offshore, Inc.
                               160 Morgan Street
                               P.O. Box 87
                               Versailles, Kentucky 40383
                               Attention: Mr. David Stetson
                               Telecopy:  (606) 873-4689

                  with a copy to:

                               Blue Dolphin Services, Inc.
                               801 Travis, Suite 2100
                               Houston, Texas 77002
                               Attention: Mr. John P. Atwood, Vice President
                               Telecopy: (713) 227-7626

                  For Purchaser:

                               Fidelity Oil Holdings, Inc.
                               Schuchart Building
                               918 East Divide-Suite 200
                               Bismarck, ND 58501
                               Attn: Mr. John F. Renner, President and Chief Executive Officer
                               Telecopy:  (701) 221-3904

Each Party shall have the right, upon giving 10 days' prior notice to the other Party in the manner provided in this Section 17.5, to change its address for purposes of notice.

         17.6 EXPENSES. Except as otherwise provided herein, each Party shall be solely responsible for all costs and expenses incurred by it in connection with the transactions contemplated hereby (including fees and expenses of its own counsel and consultants).

         17.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner with respect to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible.

         17.8 PUBLICITY. Seller and Purchaser shall consult with each other with regard to all publicity and other releases issued concerning this Agreement and the transactions contemplated hereby and, except as required by applicable Law or the stock exchange requirements, neither Party shall issue any such publicity or other release without the prior written consent of the other Party.

         17.9 SPECIFIC PERFORMANCE. Because of the unique nature of the Assets and the difficulty of calculating damages for breach of this Agreement, each Party shall have the right (pursuant to Section 16.2(b)) to enforce specific performance by the other Party of its obligations under this Agreement.

         17.10 CONSEQUENTIAL AND PUNITIVE DAMAGES. THE PARTIES (FOR THEMSELVES AND THEIR RESPECTIVE AFFILIATES) WAIVE ANY RIGHTS TO CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES RESULTING FROM A BREACH OF THIS AGREEMENT, INCLUDING LOSS OF PROFITS.

         17.11 NO THIRD-PARTY BENEFICIARY. Except as expressly provided herein, this Agreement is not intended to create, nor shall it be construed to create, any rights in any Third Party, under doctrines concerning third-party beneficiaries or otherwise.

         17.12 COUNTERPARTS. This Agreement may be executed in counterparts (including faxed counterparts). Each such counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the Execution Date.

                                 SELLER


                                         AMERICAN RESOURCES OFFSHORE, INC.


                                         By: /s/ David J. Stetson
                                             ----------------------------------
                                             David J. Stetson, Vice President


                                 PURCHASER


                                         FIDELITY OIL HOLDINGS, INC.


                                         By: /s/ John F. Renner
                                             ----------------------------------
                                             John F. Renner, President and
                                             Chief Executive Officer



[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT BETWEEN AMERICAN RESOURCES OFFSHORE, INC. AND FIDELITY OIL HOLDINGS, INC.]

                                  APPENDIX C-1

                      FORM OF VOTING AND SUPPORT AGREEMENT
                                      AND
                               SUPPLEMENTAL PROXY

                          VOTING AND SUPPORT AGREEMENT
                              AND IRREVOCABLE PROXY



                                 July ___, 1999



Blue Dolphin Exploration Company
801 Travis, Suite 2100
Houston, Texas 77002

Dear Sirs:

     The undersigned understands that Blue Dolphin Exploration Company ("Investor"), and American Resources Offshore, Inc. (the "Company") are entering into an Investment Agreement (the "Agreement") pursuant to which Company will sell and Investor will purchase a number of shares of the Company's common stock, par value $.00001 per share (the "Common Stock"), that will result in Investor owning, immediately after the Closing (as defined in the Agreement), 75% of the voting power of all classes of the Company's voting securities.

     The undersigned is a stockholder of the Company (the "Stockholder") and is entering into this letter agreement to induce the Investor to enter into the Agreement and to consummate the transactions contemplated thereby. Capitalized terms used herein without definition have the meanings given them in the Agreement

     The Stockholder confirms his agreement with Investor as follows:

     1.   The Stockholder represents, warrants to Investor that:

          (a) the undersigned is the record or beneficial owner of the number of shares of Common Stock set forth beneath his name below (collectively, the "Shares") free and clear of all liens, claims, charges, encumbrances, voting agreements and commitments of any kind whatsoever, except as specifically set forth in the schedule attached to this letter agreement;

          (b) the undersigned has full legal right, power, authority and capacity to execute and deliver this letter agreement, and to perform and observe the provisions of this letter agreement; and

          (c) this letter agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

Blue Dolphin Exploration Company
July ___, 1999
Page 2



     2. The Stockholder agrees that, from the date hereof until the Agreement is terminated in accordance with its terms, the undersigned will not, and will not permit any entity controlled by Stockholder to, (i) contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible there into or any voting rights with respect thereto, other than with Investor's prior written consent, (ii) consent to any amendment to the certificate of incorporation or bylaws of the Company or (iii) encumber any of the Shares.

     3. The Stockholder agrees that, immediately prior to the Closing Date, but in any event not later than 5:00 p.m. two (2) days before the Closing Date, the undersigned will cause all shares of Series 1993 8% Convertible Preferred Stock and securities convertible into Common Stock, including, but not limited to, options, warrants and rights (collectively, the "Convertible Securities"), if any, owned by the Stockholder to be converted and exercised into Common Stock and shall cause all other Convertible Securities to be canceled without cost to the Company.

     4. The Stockholder agrees, from the date hereof until the Agreement is terminated in accordance with its terms, that: (i) the undersigned shall vote or cause to be voted all of the Shares owned by the Stockholder, or over which the Stockholder has voting power or control, directly or indirectly, to approve (a) the Agreement, (b) the Purchase and Sale Agreement, (c) the Southern Disposition, (d) a 10-for-1 reverse stock split of the Common Stock, (e) each of the transactions contemplated thereby and (f) for the directors nominated for election which have been designated by the Investor (collectively, the "Proxy Items"); (ii) the undersigned will cause the holders of record of Common Stock beneficially owned by the undersigned to grant an irrevocable proxy, substantially in the form of Exhibit A hereto, to the Investor; and (iii) that the Shares will not be voted in favor of any other Acquisition Proposal during such period.

     5. The Stockholder agrees to cooperate fully with Investor in connection with the Agreement and to support transactions contemplated thereby. The Stockholder agrees that the undersigned will not, and will not instruct its agents, employees or representatives or the officers, employees, agents or representatives of the Company to, directly or indirectly, (i) solicit or initiate, or encourage the submission of, any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

     6. None of the information relating to the Stockholder to be supplied in writing by the Stockholder specifically for inclusion in the Notice and Proxy Statement (and any amendments thereto), at the time the Notice and Proxy Statement is first published, sent or given to the Company's stockholders, shall contain any untrue statement of a material fact or omit to state any

Blue Dolphin Exploration Company
July ___, 1999
Page 3

material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7. This letter agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and shall not be assigned by operation of law or otherwise; provided that the Investor may assign any of its rights and obligations to any of its affiliates, but no such assignment shall relieve the Stockholder of its obligations hereunder.

     8. The invalidity or unenforceability of any provision of this letter agreement in any jurisdiction shall not affect the validity or enforceability of any other provisions of this letter agreement, which shall remain in full force and effect in such jurisdiction, or the validity or enforceability of such provision in any other jurisdiction. The Stockholder acknowledges that Investor will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder contained herein. It is accordingly agreed that, in addition to any other remedies that may be available to Investor upon the breach by the Stockholder of such covenants and agreements, Investor shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

     9. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof. Any judicial proceeding brought against any party hereto with respect to this letter agreement, or any transaction contemplated hereby, may be brought in the Federal District Court for the Southern District of Texas and, by execution and delivery of this letter agreement, each of the parties hereto (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such court and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this letter agreement, subject, in each case, to all rights to appeal such decisions to the extent available to the parties and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Each party hereto hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified in this letter agreement, and service so made shall be deemed completed on the fifth business day after such service is deposited in the mail. Nothing herein shall affect the right to serve process in any other manner permitted by law. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING,

Blue Dolphin Exploration Company
July ___, 1999
Page 4

DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS LETTER AGREEMENT WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     10. The Stockholder as the record owner of the number of shares of Common Stock set forth beneath its name below, for good and valuable consideration the legal sufficiency of which is hereby acknowledged by the undersigned, agrees to, and hereby grants to Investor an irrevocable proxy pursuant to the provisions of
Section 212 of the Delaware General Corporation Law to vote at all annual and special meetings of the stockholders of Company, and any postponements or adjournments thereof, or to execute and deliver written consents or otherwise act with respect to, all shares of Common Stock now owned by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the approval of the Proxy Items. The undersigned hereby affirms that this proxy is given as a condition of this letter agreement and as such is coupled with an interest and is irrevocable. This proxy shall terminate on________,____________.

     THIS PROXY, AS IT IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE COMMON STOCK.

     11. This letter agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     12. This letter agreement may be terminated at the option of any party at any time after termination of the Agreement in accordance with its terms.

Blue Dolphin Exploration Company
July ___, 1999
Page 5



     Please confirm that the foregoing correctly states the understanding between us by signing and returning to us a counterpart hereof.

                            Very truly yours,



                            ---------------------------------------------------
                            [NAME OF SHAREHOLDER]


                            ---------------------------------------------------
                            Number of shares of Common Stock owned beneficially


                            ---------------------------------------------------
                            Number of shares of Common Stock owned of record



Confirmed on the date first above written

BLUE DOLPHIN EXPLORATION COMPANY


By:
   ---------------------------

   ---------------------------

Blue Dolphin Exploration Company
July ___, 1999
Page 6

                                    EXHIBIT A

                                IRREVOCABLE PROXY


     The undersigned as the record owner of _____________________, shares of common stock, par value $.00001 per share (the "Common Stock"), of American Resources Offshore, Inc. (the "Company"), for good and valuable consideration the legal sufficiency of which is hereby acknowledged by the undersigned, agrees to, and hereby grants to Blue Dolphin Exploration Company, a Delaware corporation ("Blue Dolphin"), an irrevocable proxy pursuant to the provisions of
Section 212 of the Delaware General Corporation Law and that certain Voting and Support Agreement and Irrevocable Proxy, dated as of July ___, 1999, between Blue Dolphin and [Stockholder] (the "Voting Agreement"), to vote at all annual and special meetings of the stockholders of the Company, and any postponements or adjournments thereof, or to execute and deliver written consents or otherwise act with respect to, all shares of Common Stock now owned by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the approval of the (i) Investment Agreement, (ii) Purchase and Sale Agreement, (iii) Southern Disposition, (iv) a 10-for-1 reverse stock split of the Common Stock,
(v) each of the transactions contemplated thereby and (vi) the election of directors of the Company, all as contemplated by and defined in the Voting Agreement. The undersigned hereby affirms that this proxy is given as a condition of said Voting Agreement and as such is coupled with an interest and is irrevocable. This proxy shall terminate on December 31, 1999.

     THIS PROXY, AS IT IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE COMMON STOCK.

     Dated this ______ day of July, 1999.



                                                     --------------------------
                                                     (Signature of Shareholder)

                               SUPPLEMENTAL PROXY


     WHEREAS, the undersigned as the record owner of ____________________ , shares of common stock, par value $.00001 per share (the "Common Stock"), of American Resources Offshore, Inc. (the "Company"), has granted an irrevocable proxy to Blue Dolphin Exploration Company, a Delaware corporation ("Blue Dolphin") dated _________________ , 1999 (the "Irrevocable Proxy"); and

     WHEREAS, the undersigned desires to extend such matters to which Blue Dolphin may exercise such Irrevocable Proxy.

     NOW THEREFORE, the undersigned for good and valuable consideration the legal sufficiency of which is hereby acknowledged by the undersigned, agrees to, and hereby grants to Blue Dolphin the right to exercise such Irrevocable Proxy to vote at all annual and special meetings of the stockholders of the Company, and any postponements or adjournments thereof, or to execute and deliver written consents or otherwise act with respect to, all shares of Common Stock now owned by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with (i) those matters set forth in the Voting and Support Agreement and Irrevocable Proxy, (ii) the approval of the increase in authorized shares of capital stock, (ii) the approval of the elimination of the staggered board of directors, and (iii) any other matters that may properly come before the annual meeting.

     The undersigned hereby affirms that this proxy is coupled with an interest and is irrevocable. This proxy shall terminate on December 31, 1999.

     THIS PROXY, AS IT IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE COMMON STOCK.

     Dated this ______ day of September, 1999.


                                                     --------------------------
                                                     (Signature of Shareholder)

                                  APPENDIX C-2

                      FORM OF VOTING AND SUPPORT AGREEMENT

                                       BY

                                 DEN NORSKE BANK

                                       AND

                                   AFFILIATES

                          VOTING AND SUPPORT AGREEMENT
                              AND IRREVOCABLE PROXY



                               September ___, 1999



Blue Dolphin Exploration Company
801 Travis, Suite 2100
Houston, Texas 77002

Dear Sirs:

     The undersigned understands that Blue Dolphin Exploration Company ("Investor"), and American Resources Offshore, Inc. (the "Company") are entering into an Investment Agreement (the "Agreement") pursuant to which Company will sell and Investor will purchase a number of shares of the Company's common stock, par value $.00001 per share (the "Common Stock"), that will result in Investor owning, immediately after the Closing (as defined in the Agreement), 75% of the voting power of all classes of the Company's voting securities.

     The undersigned is a stockholder of the Company (the "Stockholder") and is entering into this letter agreement to facilitate the consummation of the transactions contemplated by the Agreement. Capitalized terms used herein without definition have the meanings given them in the Agreement

     The Stockholder confirms his agreement with Investor as follows:

     1.   The Stockholder represents, warrants to Investor that:

          (a) the undersigned is the record or beneficial owner of the number of shares of Common Stock set forth beneath his name below (collectively, the "Shares") free and clear of all liens, claims, charges, encumbrances, voting agreements and commitments of any kind whatsoever, except as specifically set forth in the schedule attached to this letter agreement;

          (b) the undersigned has full legal right, power, authority and capacity to execute and deliver this letter agreement, and to perform and observe the provisions of this letter agreement; and

          (c) this letter agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

Blue Dolphin Exploration Company
September _____, 1999
Page 2


     2.   The Stockholder agrees that, from the date hereof until the earlier of
          (a) the date the Agreement is terminated in accordance with its terms or (b) December 15, 1999, the undersigned will not, and will not permit any entity controlled by Stockholder to, (i) contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible there into or any voting rights with respect thereto, other than with Investor's prior written consent, (ii) consent to any amendment to the certificate of incorporation or bylaws of the Company or (iii) encumber any of the Shares.

     3. The Stockholder agrees that, immediately prior to the Closing Date, but in any event not later than 5:00 p.m. two (2) days before the Closing Date, the undersigned will cause all shares of Series 1993 8% Convertible Preferred Stock and securities convertible into Common Stock, including, but not limited to, options, warrants and rights (collectively, the "Convertible Securities"), if any, owned by the Stockholder to be exercised and converted into Common Stock and shall cause all other Convertible Securities to be canceled without cost to the Company.

     4. The Stockholder agrees, from the date hereof until the earlier of (a) the date the Agreement is terminated in accordance with its terms or
          (b) December 15, 1999, that: (i) the undersigned shall vote or cause to be voted all of the Shares owned by the Stockholder, or over which the Stockholder has voting power or control, directly or indirectly, to approve (a) the Agreement, (b) the Purchase and Sale Agreement, (c) the Southern Disposition, (d) an amendment to the Company's Certificate of Incorporation to increase the authorized capital, (e) an amendment to the Company's Certificate of Incorporation to eliminate the staggered board of directors, (f) each of the transactions contemplated thereby and (g) for the directors nominated for election which have been designated by the Investor (collectively, the "Proxy Items"); (ii) the undersigned will cause the holders of record of Common Stock beneficially owned by the undersigned to grant an irrevocable proxy, substantially in the form of Exhibit A hereto, to the Investor; and (iii) that the Shares will not be voted in favor of any other Acquisition Proposal during such period.

     5. Through is acceptance of this letter agreement, Investor acknowledges and agrees that (i) Stockholder and its affiliates (collectively "DNB") are secured creditors of the Company; (ii) the Company is in default of its obligations to DNB; (iii) Stockholder is entering into this letter agreement strictly in its capacity as the holder of Common Stock of the Company and only with respect to its rights as a holder of such Common Stock; (iv) nothing contained herein or otherwise related to the terms of this letter agreement or the proxy shall alter, impair or otherwise affect DNB's rights as a creditor of the Company; and (v) except as may be otherwise expressly agreed in writing with Investor, DNB is free to take any and all actions available to it as a creditor of the Company, including actions which may prevent or impede the transactions contemplated by the Agreement, the Purchase and Sale Agreement, the Southern Disposition and/or any other agreements involving the Company. Despite Stockholder's exception of this letter agreement, DNB will remain free to oppose

Blue Dolphin Exploration Company
September _____, 1999
Page 3

          the Agreement, the Purchase and Sale Agreement and the transactions contemplated thereby in its capacity as a creditor of the Company, except as may be otherwise expressly agreed in writing by DNB.

     6. This letter agreement shall not be assigned by operation of law or otherwise; provided that the Investor may assign any of its rights and obligations to any of its affiliates, but no such assignment shall relieve the Stockholder of its obligations hereunder.

     7. The invalidity or unenforceability of any provision of this letter agreement in any jurisdiction shall not affect the validity or enforceability of any other provisions of this letter agreement, which shall remain in full force and effect in such jurisdiction, or the validity or enforceability of such provision in any other jurisdiction. The Stockholder acknowledges that Investor will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder contained herein. It is accordingly agreed that, in addition to any other remedies that may be available to Investor upon the breach by the Stockholder of such covenants and agreements, Investor shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

     8. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof. Any judicial proceeding brought against any party hereto with respect to this letter agreement, or any transaction contemplated hereby, may be brought in the Federal District Court for the Southern District of Texas and, by execution and delivery of this letter agreement, each of the parties hereto (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such court and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this letter agreement, subject, in each case, to all rights to appeal such decisions to the extent available to the parties and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Each party hereto hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified in this letter agreement, and service so made shall be deemed completed on the fifth business day after such service is deposited in the mail. Nothing herein shall affect the right to serve process in any other manner permitted by law. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS LETTER AGREEMENT WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Blue Dolphin Exploration Company
September _____, 1999
Page 4



         9. The Stockholder as the record owner of the number of shares of Common Stock set forth beneath its name below, for good and valuable consideration the legal sufficiency of which is hereby acknowledged by the undersigned, agrees to, and hereby grants to Investor an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law to vote at all annual and special meetings of the stockholders of Company, and any postponements or adjournments thereof, or to execute and deliver written consents or otherwise act with respect to, all shares of Common Stock now owned by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the approval of the Proxy Items. The undersigned hereby affirms that this proxy is given as a condition of this letter agreement and as such is coupled with an interest and is irrevocable. This proxy shall terminate on December 31, 1999.

         THIS PROXY, AS IT IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE COMMON STOCK.

         10. This letter agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         11. This letter agreement may be terminated at the option of any party at any time after termination of the Agreement in accordance with its terms.

Blue Dolphin Exploration Company
September _____, 1999
Page 5


     Please confirm that the foregoing correctly states the understanding between us by signing and returning to us a counterpart hereof.

                             Very truly yours,



                             ---------------------------------------------------
                             [NAME OF SHAREHOLDER]


                             ---------------------------------------------------
                             Number of shares of Common Stock owned beneficially


                             ---------------------------------------------------
                             Number of shares of Common Stock owned of record



Confirmed on the date first above written

BLUE DOLPHIN EXPLORATION COMPANY


By:
   -------------------------------------

   -------------------------------------

Blue Dolphin Exploration Company
September _____, 1999
Page 6


                                    EXHIBIT A

                                IRREVOCABLE PROXY


     The undersigned as the record owner of _______________ , shares of common stock, par value $.00001 per share (the "Common Stock"), of American Resources Offshore, Inc. (the "Company"), for good and valuable consideration the legal sufficiency of which is hereby acknowledged by the undersigned, agrees to, and hereby grants to Blue Dolphin Exploration Company, a Delaware corporation ("Blue Dolphin"), an irrevocable proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law and that certain Voting and Support Agreement and Irrevocable Proxy, dated as of September ___, 1999, between Blue Dolphin and [Stockholder] (the "Voting Agreement"), to vote at all annual and special meetings of the stockholders of the Company, and any postponements or adjournments thereof, or to execute and deliver written consents or otherwise act with respect to, all shares of Common Stock now owned by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Delaware corporation in connection with the approval of the (i) Investment Agreement, (ii) Purchase and Sale Agreement, (iii) Southern Disposition, (iv) an amendment to the Company's Certificate of Incorporation to increase the authorized capital, (v) an amendment to the Company's Certificate of Incorporation to eliminate the staggered board of directors, (vi) each of the transactions contemplated thereby and (vii) the election of directors of the Company, all as contemplated by and defined in the Voting Agreement. The undersigned hereby affirms that this proxy is given as a condition of said Voting Agreement and as such is coupled with an interest and is irrevocable. This proxy shall terminate on December 31, 1999.

     THIS PROXY, AS IT IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE COMMON STOCK.

     Dated this ______ day of September, 1999.


                                                      --------------------------
                                                     (Signature of Shareholder)

                                   APPENDIX D

                MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

                    ========================================





                          MANAGEMENT AND ADMINISTRATIVE
                               SERVICES AGREEMENT

                                 BY AND BETWEEN


                           BLUE DOLPHIN SERVICES, INC.


                                       AND

                        AMERICAN RESOURCES OFFSHORE, INC.



                               _____________, 1999





                    ========================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

                                                     ARTICLE 1
                                                    DEFINITIONS

         1.1      DEFINED TERMS...................................................................................1
         1.2      OTHER TERMS.....................................................................................2
         1.3      CONSTRUCTION....................................................................................2

                                                     ARTICLE 2
                                             SERVICES PROVIDED BY BDSI

         2.1      APPOINTMENT.....................................................................................3
         2.2      ACCEPTANCE......................................................................................3
         2.3      LEGAL OWNERSHIP.................................................................................3
         2.4      DUTIES RETAINED BY ARO..........................................................................3
         2.5      EVIDENCE OF AUTHORITY; ATTORNEY-IN-FACT.........................................................3
         2.6      AUTHORIZED PERSONNEL............................................................................3

                                                     ARTICLE 3
                                                MANAGEMENT SERVICES

         3.1      GENERAL.........................................................................................3
         3.2      MANAGEMENT SERVICES.............................................................................4
                  (a)      Accounting.............................................................................4
                  (b)      Cash Management........................................................................4
                  (c)      General Land Functions; Land Title and Lease Records...................................4
                  (d)      Contracts..............................................................................4
                  (e)      Contract Administration................................................................4
                  (f)      Reporting to and Meeting With ARO......................................................5
                  (g)      Management Reports.....................................................................5
                  (h)      SEC Compliance.........................................................................5
                  (i)      Records................................................................................5
                  (j)      AFE's..................................................................................5
                  (k)      Technical and Operational Expertise....................................................6
                  (l)      Compliance and Regulatory Filings......................................................6
                  (m)      Insurance..............................................................................6
                  (n)      Marketing..............................................................................6
                  (o)      Administrative Functions...............................................................6
                  (p)      Tax....................................................................................6
                  (q)      Legal Proceedings......................................................................6
                  (r)      Other..................................................................................6
         3.3      SUPERVISION OF BDSI.............................................................................6
         3.4      SPECIAL SERVICES................................................................................7
         3.5      FILES AND RECORDS...............................................................................7
         3.6      BILLING AND PAYMENT.............................................................................7

                                                     ARTICLE 4
                                                   MANAGEMENT FEE

         4.1      MANAGEMENT FEE..................................................................................7

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               PAGE
                                                                                                               ----

         4.2      SUPPLEMENTAL SERVICES FEES......................................................................7
         4.3      MISCELLANEOUS EXPENSES..........................................................................7
         4.4      REMEDIES FOR FAILURE TO PAY.....................................................................8
                  (a)      Interest...............................................................................8
                  (b)      Cost of Collection.....................................................................8

                                                     ARTICLE 5
                                                     INDEMNITY

         5.1      BDSI'S INDEMNIFICATION..........................................................................8
         5.2      ARO'S INDEMNIFICATION...........................................................................8
         5.3      NO ASSUMPTION OF LIABILITIES....................................................................9

                                                     ARTICLE 6
                                                  CONFIDENTIALITY

                                                     ARTICLE 7
                                                     CONFLICTS


                                                     ARTICLE 8
                                                 ACCESS AND AUDIT

         8.1      BOOKS AND RECORDS..............................................................................10
         8.2      RIGHT TO AUDIT.................................................................................10
         8.3      MAINTENANCE OF RECORDS.........................................................................10

                                                     ARTICLE 9
                                           RELATIONSHIPS OF THE PARTIES

         9.1      RELATIONSHIPS..................................................................................10
         9.2      TAXATION.......................................................................................10

                                                    ARTICLE 10
                                           REPRESENTATION AND WARRANTIES

         10.1     REPRESENTATION AND WARRANTIES OF BDSI..........................................................11
                  (a)      Organization..........................................................................11
                  (b)      Authority and Conflicts...............................................................11
                  (c)      Authorization.........................................................................11
                  (d)      Enforceability........................................................................11
         10.2     REPRESENTATIONS AND WARRANTIES OF ARO..........................................................12
                  (a)      Organization..........................................................................12
                  (b)      Authority and Conflicts...............................................................12
                  (c)      Authorization.........................................................................12
                  (d)      Enforceability........................................................................12
                  (e)      Compliance with Law and Permits.......................................................12

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               PAGE
                                                                                                               ----

                                                    ARTICLE 11
                                                       TERM

         11.1     TERM...........................................................................................13
         11.2     HOLD OVER......................................................................................13

                                                    ARTICLE 12
                                                      NOTICES


                                                    ARTICLE 13
                                                      GENERAL

         13.1     GOVERNING LAW..................................................................................14
         13.2     ASSIGNMENT.....................................................................................14
         13.3     INTEGRATION....................................................................................14
         13.4     WAIVER OR MODIFICATION.........................................................................14
         13.5     INVALID PROVISIONS.............................................................................14
         13.6     FORCE MAJEURE..................................................................................15
         13.7     MULTIPLE COUNTERPARTS..........................................................................15
         13.8     DISPUTE RESOLUTION.............................................................................15


LIST OF EXHIBITS

Exhibit A         Dispute Resolution Procedures

                MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

         THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this "Agreement") is dated effective as of __________, 1999 and is by and between AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation ("ARO"), and BLUE DOLPHIN SERVICES, INC., a Delaware corporation ("BDSI"). ARO and BDSI may be referred to collectively as the "Parties" or individually as a "Party".

                                    RECITALS:

         A. ARO is engaged in the business of exploring for and producing oil and gas in the Gulf of Mexico.

         B. Blue Dolphin Exploration Company ("BDEX"), an affiliate of BDSI, has entered into that certain Investment Agreement dated July __, 1999 (the "Investment Agreement") whereby BDEX will acquire 75% of the issued and outstanding common stock of ARO.

         C. It is the intention of the Parties that BDSI will manage the business and operations of ARO.

         NOW, THEREFORE, for and in consideration of the mutual and dependent covenants, conditions, and agreements hereinafter set forth, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 DEFINED TERMS. As used in this Agreement, each of the following capitalized terms shall have the meaning ascribed to them in this Section unless otherwise specified or clearly required by the context in which such term is used:

                  "AFE" shall mean authority for expenditures.

                  "AGREEMENT" shall have the meaning set forth in the introductory paragraph hereof.

                  "AGREEMENT YEAR" shall have the meaning ascribed in Section 11.1.

                  "ARO" shall have the meaning set forth in the Recitals hereof.

                  "BDEX" shall have the meaning set forth in the Recitals hereof.

                  "BDSI" shall have the meaning set forth in the introductory paragraph hereof.

                  "BUSINESS DAY" shall mean a day other than any day that banking institutions are required or permitted to be closed under the laws of the State of Texas.

                  "CODE" shall have the meaning set forth in Section 9.2.

                  "COMMENCEMENT DATE" shall mean _________, 1999.

                  "CONFIDENTIAL INFORMATION" shall mean all information disclosed by either Party to the other Party relating to the disclosing Party's business and operations.

                  "ENFORCEABILITY LIMITATIONS" shall mean applicable bankruptcy, reorganization or moratorium statutes, equitable principles or other similar laws affecting the rights of creditors generally.

                  "HYDROCARBON" shall mean gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons.

                  "INVESTMENT AGREEMENT" shall have the meaning set forth in the Recitals hereof.

                  "IRS" shall have the meaning set forth in Section 9.2.

                  "LIABILITY" shall have the meaning set forth in Section 5.1.

                  "MANAGEMENT FEE" shall have the meaning set forth in Section 4.1.

                  "MANAGEMENT SERVICES" shall have the meaning set forth in
         Section 3.2.

                  "TERM" shall mean the term of this Agreement as set forth in
         Article 11.1.

                  "TERMINATION DATE" shall have the meaning set forth in Article 11.1.

         1.2 OTHER TERMS. Other capitalized terms used in this Agreement and not defined in Section 1.1 shall have the meanings given them throughout this Agreement.

         1.3 CONSTRUCTION. The headings in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. Whenever the context requires, each term stated in either the singular or the plural shall include the singular or the plural, and the gender of all words used in this Agreement includes the masculine, the feminine and the neuter. Except as otherwise noted, references to Articles and Sections refer to articles and sections of this Agreement, and all references to Exhibits are to exhibits attached hereto, each of which is made a part hereof for all purposes. Use of the word "including" shall mean, without limitation, by reason of enumeration. The use of the words "hereof," "hereunder," "hereto," "herein," "hereinafter," "hereinabove" and "hereinbelow" shall be references to this Agreement in its entirety and not only to a particular Article, Section or
Exhibit in which such reference appears.

                                    ARTICLE 2
                            SERVICES PROVIDED BY BDSI

         2.1 APPOINTMENT. ARO hereby appoints BDSI to provide the Management Services by and on behalf of, and for the account of, ARO, pursuant to and as set forth in this Agreement

         2.2 ACCEPTANCE. BDSI hereby accepts the appointment provided for above and agrees to perform the duties and obligations herein imposed in a good and workmanlike manner as a reasonable person in the industry in material compliance with all applicable agreements, laws, rules and regulations and using a good faith effort which BDSI reasonably believes advances and protects the interests of ARO.

         2.3 LEGAL OWNERSHIP. BDSI shall not take title to any properties owned of record or beneficially by ARO during the Term of this Agreement. Any addition to the assets of ARO by purchase, lease or otherwise on behalf of ARO shall be acquired in the name of ARO.

         2.4 DUTIES RETAINED BY ARO. ARO shall be responsible for all duties and obligations which BDSI is not specifically required or authorized to perform on behalf of ARO pursuant to the terms of this Agreement.


         2.5 EVIDENCE OF AUTHORITY; ATTORNEY-IN-FACT. If BDSI determines it is necessary to fulfill its obligations under this Agreement, BDSI shall prepare and ARO shall execute and deliver to BDSI (i) letters of instruction to all appropriate third parties instructing such third parties to deal with BDSI with respect to all matters relating to ARO and to provide directly to BDSI all payments, invoices, notices, requests, demands, and other communications relating to ARO and its properties and assets; and (ii) powers of attorney authorizing and empowering certain employees of BDSI to carry out the rights and duties set forth herein.

         2.6 AUTHORIZED PERSONNEL. With respect to any approval or consent required from ARO pursuant to the terms of this Agreement, BDSI may rely on any authorization, consent or other instructions received from either [___] or [___]. ARO may remove the authority granted to the foregoing individuals and/or authorize additional individuals to provide such consents, approvals or instructions by providing BDSI with a written statement of authorization signed by the president of ARO.

                                    ARTICLE 3
                               MANAGEMENT SERVICES

         3.1 GENERAL. BDSI will provide competent and suitable qualified personnel to perform the Management Services and agrees to use all reasonable efforts to fulfill such services diligently in accordance with the standards imposed on BDSI in this Agreement.

         3.2 MANAGEMENT SERVICES. The managed, administrative and advisory services to be provided by BDSI to ARO pursuant to this Agreement shall include the following (the "Management Services"):

                  (a) Accounting. BDSI shall maintain in good order the books and accounts, ledgers and records of ARO shall perform all day-to-day accounting functions of ARO including, without limitation, accounting matters relating to paying and receiving, billing, gas balancing, repayments under external or internal loan arrangements and contract coordination. In addition, BDSI shall do all things necessary and usual and customary in the industry to assist the outside auditors in completing ARO's annual financial audit.

                  (b) Cash Management. BDSI shall deposit all monies received by ARO into a centralized cash management account of ARO ("Cash Account"). Consistent with existing cash management practices of BDSI for managed accounts, such Cash Account will be utilized for the receipt of monies to satisfy obligations pertaining to ARO.

                  To the extent ARO has funds available in the Cash Account pertaining to ARO and subject to the approval rights provided below, all costs, expenditures, fees, and other payments due by ARO shall be paid out of the Cash Account. BDSI shall never be obligated to make advances to ARO for the purchase covering shortfalls in the Cash Account. Notwithstanding BDSI's payment of expenses on behalf of ARO, ARO shall be responsible for all amounts due and expenses incurred in connection with the organization and operation of ARO. To the extent that BDSI becomes aware of a cash shortfall with respect to ARO's funds in the Cash Account, BDSI shall notify ARO of such shortfall.

                  (c) General Land Functions; Land Title and Lease Records. BDSI shall perform all day-to-day general land functions relating to ARO's assets including, without limitation, the maintenance of all oil and gas lease and land files, title conveyances, payment of delay rentals and shut-in well reports. BDSI shall liaise with any outside legal counsel approved by ARO for land and related matters where required and shall provide land information for audit and tax returns.

                  (d) Contracts. BDSI shall negotiate all contracts for ARO including, but not limited to loan agreements, leases, AFEs, proposed operations under joint operating agreements, division orders, gas sales contracts, pooling agreements, assignments, gas balancing agreements, farmout and farmin agreements and unit declarations, the purchase of land and the acquisition of permits, easements, rights-of-way and other property rights necessary for ARO's assets, with such persons as may be reasonable or necessary. BDSI shall notify ARO of any significant procurement of materials.

                  (e) Contract Administration. BDSI shall administer all agreements of ARO including, without limitation:

                           (i) compliance with insurance requirements established by ARO from time to time;

                           (ii)     establishment and maintenance of bank
                                    accounts;

                           (iii) review of all invoices, preparation of recommendations for payment of all, or specified portions, of invoiced costs;

                           (iv) settlement recommendations for any disputes arising from invoices; and

                           (v) delivery of lien waivers, or releases, in form and substance reasonably acceptable to ARO, to lenders under any credit agreement or a title company issuing an owner's or mortgagee's title insurance policy, as may be applicable and compliance with all applicable federal, state and local taxes (including excise and sales taxes) which may be applicable to ARO's assets.

                  (f) Reporting to and Meeting With ARO. BDSI shall prepare and furnish periodic progress and status reports to ARO and such other reports as ARO may from time to time request. All reports furnished to ARO by BDSI shall be in a form acceptable to ARO, in ARO's reasonable discretion. Additionally, BDSI shall cause its personnel to meet with representatives of ARO from time to time as reasonably requested by ARO to review the reports provided to ARO.

                  (g) Management Reports. BDSI shall provide ARO with reports which are consistent, in form and substance, with reports prepared by ARO prior to the Parties entering into this Agreement.

                  (h) SEC Compliance. BDSI shall prepare or cause to be prepared all filings necessary or required by the Securities Laws and applicable laws of any exchange upon which the shares of the Company's stock are traded.

                  (i) Records. BDSI shall maintain on behalf of ARO all certificates, licenses, permits and approvals from all governmental agencies with jurisdiction over ARO's assets, all contracts (including, without limitation, purchase orders) negotiated with persons providing services in connection with ARO's assets, the results of any tests or analyses obtained in connection with ARO's assets and copies of invoices, checks and other accounting materials related to ARO's assets as may be reasonably requested by ARO for tax and accounting purposes. BDSI shall prepare revisions to the plans and specifications of ARO's assets to reflect the final configuration of ARO's assets and maintain such additional records relating to ARO's assets as may be reasonable or necessary to permit ARO to operate, maintain and, if applicable, further expand the existing ARO assets. All records shall be maintained in strict compliance with all regulatory requirements of the FERC, DOT and any other state, federal or local governmental agency having jurisdiction over all or any portion of ARO's assets.

                  (j) AFE's. Review and make decisions with respect to AFE's proposed by the operators or other interest owners of the properties owned by ARO.

                  (k) Technical and Operational Expertise. Provide ARO with technical and operational expertise to assist ARO in connection with decisions regarding the operations of ARO's assets, including capital expenditures and major repairs and maintenance requirements. BDSI's responsibility in this regard shall include without limitation, the duty to review and timely respond to election notices and AFEs sent by all operators of ARO's assets.

                  (l) Compliance and Regulatory Filings. Use all reasonable efforts to ensure that ARO complies fully with all federal, state and municipal laws, ordinances, regulations and orders relative to ARO's assets and shall prepare and file all regulatory filings required to be filed by ARO with respect to its assets. BDSI shall use all reasonable efforts to cause the appropriate parties to remedy any violation of any such law, ordinance, rule, regulation or order which comes to its attention and shall promptly notify ARO of any such violation.

                  (m) Insurance. Provide the necessary insurance for ARO as determined by ARO's Board of Directors or as required under the insurance provisions of the applicable operating agreement for properties owned by ARO to the extent such insurance is not provided to ARO by the operator. Such insurance shall be provided at ARO's cost and expense and the cost of such insurance is not included in the Management Fee.

                  (n) Marketing. Market or cause to be marketed ARO's share of Hydrocarbon production from its properties to the extent ARO has the right to market such production under the terms of the applicable operating agreement. Any third-party costs and expenses incurred in connection with such marketing efforts shall be borne by ARO.

                  (o) Administrative Functions. Perform all other reasonable or necessary administrative functions relating to ARO and its assets not specifically set forth in Section 3.2, including accounting, engineering, planning, financial, reporting, public relations, governmental, technical services and such other services necessary for ARO to continue its business and operations.

                  (p) Tax. Prepare or cause to be prepared all required tax filings and retain all legal and accounting professionals as deemed necessary by BDSI.

                  (q) Legal Proceedings. Institute or defend claims and other legal actions or proceedings relating to ARO or its accounts or operations. BDSI shall have the right to select the legal counsel.

                  (r) Other. Provide such other services and support consistent with the foregoing duties and obligations.

         3.3 SUPERVISION OF BDSI. ARO has entered into this Agreement to delegate the day-to-day management of ARO to BDSI as an agent of ARO subject to the control and supervision of ARO's Board of Directors and subject to the various provisions contained within this Agreement.
The Parties agree that:

                  (a) All actions of BDSI undertaken pursuant to this Agreement shall be subject to the general direction of ARO's Board of Directors, and BDSI shall promptly respond to all notices, requests or inquiries from ARO's Board of Directors to permit ARO to direct BDSI's performance of the Management Services. ARO, however, shall not have the right to exercise control over BDSI's day-to-day actions in providing Management Services under this Agreement;

                  (b) BDSI shall not be obligated to perform the Management Services or any other or additional act for, or on behalf of, ARO requiring it to incur, directly or indirectly, any cost or expense which is not paid for, or reimbursed by, ARO pursuant to Article hereof except as provided herein; and

                  (c) All activities, duties and responsibilities not specifically retained by ARO are hereby delegated to BDSI; provided, however, that ARO may at any time and from time to time perform activities, duties and responsibilities not specifically delegated to BDSI in this Agreement by notifying BDSI of such activity, duty and responsibility to be performed by ARO.

         3.4 SPECIAL SERVICES. In addition to the Management Services set out in
Section 3.2, ARO may request additional services which, if agreed to in writing by BDSI, shall be subject to additional billing in an amount mutually agreed on by BDSI and ARO.

         3.5 FILES AND RECORDS. All files and records maintained by BDSI regarding ARO's assets shall be the property of BDSI. However, ARO shall be entitled to review BDSI's files from time to time during regular business hours and shall be entitled (at ARO's sole cost and expense) to copies of such files to the extent such files affect ARO's assets.

         3.6 BILLING AND PAYMENT. BDSI shall submit an invoice on or before the fifteenth (15th) day of each month. The invoice shall specify the amounts due to BDSI by ARO including, without limitation, the Management Fee for the month and any other amounts which may be due to BDSI by ARO pursuant to this Agreement. All invoices rendered to ARO shall be due and payable within twenty (20) days following receipt thereof.

                                    ARTICLE 4
                                 MANAGEMENT FEE

         4.1 MANAGEMENT FEE. In consideration for the performance of the Management Services by BDSI, ARO shall pay to BDSI a fee (the "Management Fee") equal to ONE MILLION AND NO/100 DOLLARS ($1,000,000) per year, payable in monthly installments of EIGHTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS ($83,333).

         4.2 SUPPLEMENTAL SERVICES FEES. Fees, if any, for special services pursuant to Section 3.4 are in addition to the Management Fee.

         4.3 MISCELLANEOUS EXPENSES. The Management Fee shall be inclusive of all reasonable out-of-pocket expenses, administrative support costs (including, without limitation, costs related to the operation of ARO's Metairie, Louisiana office) and other costs other than those specified in this Agreement or charged by outside tax, legal, engineering and other professional advisers appointed by BDSI pursuant to this Agreement or otherwise approved by ARO. Such charges by outside consultants shall be borne directly by ARO or, if paid by BDSI, shall be reimbursed by ARO on receipt of a copy of the relevant invoice from BDSI.

         4.4 REMEDIES FOR FAILURE TO PAY. In the event that ARO shall fail to pay any invoice for the Management Fee or any other amount due to BDSI under this Agreement by the date it is due:

                  (a) Interest. Except as to any portions of the applicable past due amounts that are subject to a bona fide dispute by ARO of which ARO has advised BDSI in writing, BDSI shall be entitled to receive interest on any such past due amounts at a monthly rate equal to the lesser of
         (x) the prime rate (or reference rate, as the case may be) per annum of Chase Bank of Texas plus two percent (2%) per annum or (y) the maximum non-usurious rate permitted under applicable law; and

                  (b) Cost of Collection. BDSI shall be entitled to receive reimbursement from ARO for any and all costs and expenses incurred in collecting past due amounts from ARO, including without limitation attorney's fees, legal expenses and court costs.

                                    ARTICLE 5
                                    INDEMNITY

         5.1 BDSI'S INDEMNIFICATION. TO THE EXTENT PERMITTED BY LAW AND NOTWITHSTANDING ANY OTHER TERM OF THIS AGREEMENT OR ANY JOINT OPERATING AGREEMENT TO THE CONTRARY, BDSI, FROM AND AFTER THE COMMENCEMENT DATE, SHALL DEFEND, INDEMNIFY AND HOLD ARO HARMLESS FROM AND AGAINST ANY AND ALL DAMAGE, LOSS, COST, EXPENSE, OBLIGATION, CLAIM OR LIABILITY, INCLUDING REASONABLE COUNSEL FEES AND REASONABLE EXPENSES OF INVESTIGATING, DEFENDING AND PROSECUTING LITIGATION (COLLECTIVELY, "LIABILITY") SUFFERED BY ARO AS A RESULT OF (i) ANY MATERIAL BREACH OF THIS AGREEMENT BY BDSI EXCEPT TO THE EXTENT BDSI IS EXCULPATED FROM LIABILITY FROM SUCH BREACH UNDER THE EXPRESS TERMS OF THIS AGREEMENT WHICH PRESCRIBE STANDARDS OF CARE BY WHICH BDSI MUST PERFORM HEREUNDER OR (ii) ANY ACT OF FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF BDSI.

         5.2 ARO'S INDEMNIFICATION. TO THE EXTENT PERMITTED BY LAW AND NOTWITHSTANDING ANY OTHER TERM OF THIS AGREEMENT OR ANY JOINT OPERATING AGREEMENT TO THE CONTRARY, ARO, FROM AND AFTER THE COMMENCEMENT DATE, SHALL DEFEND, INDEMNIFY AND HOLD BDSI HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY SUFFERED BY BDSI AS A RESULT OF ITS PERFORMANCE UNDER THIS AGREEMENT, OTHER THAN SUCH LIABILITY THAT ARISES AS A RESULT OF (i) ANY MATERIAL BREACH OF THIS AGREEMENT BY BDSI OR (ii) ANY ACT OF FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF BDSI, BUT INCLUDING WITHOUT LIMITATION LIABILITIES ARISING OUT OF THE SOLE OR

CONCURRENT NEGLIGENCE (BUT NOT GROSS NEGLIGENCE) OF BDSI OR BDSI'S STRICT LIABILITY OR THE CONDITION OF THE ASSETS.

         5.3 NO ASSUMPTION OF LIABILITIES. BDSI has not assumed or accepted any liability for any of the obligations, debts or liabilities of ARO either related to ARO's assets or otherwise. ARO has not assumed or accepted any liability for any of the obligations, debts or liabilities of BDSI either related to ARO's assets or otherwise.

                                    ARTICLE 6
                                 CONFIDENTIALITY

         The Parties hereto agree to hold the Confidential Information in the strictest of confidence and shall not disclose such Confidential Information to any third Party. Further, each Party agrees not to copy or reproduce the Confidential Information without the prior written consent of the other Party hereto. However, a Party may disclose the Confidential Information to its respective responsible officers, directors, employees, consultants, commercial lenders, and legal counsel, but only to the extent necessary to carry out the purposes for which the Confidential Information was disclosed, and each Party agrees to instruct all such persons not to disclose such Confidential Information to third Parties without the prior written consent of the other Party hereto. The obligations set out in this Article 6 shall not apply to Confidential Information (if any) which is already known to a Party hereto at the time that it is disclosed, or which, before being divulged by the receiving
Party: (a) has become publicly known through no wrongful act of the receiving Party; (b) has been rightfully received from a third Party without restriction on disclosure and without breach of this Article 6; (c) has been independently developed by the receiving Party; (d) has been approved for release by written authorization of the non-receiving Party; or (e) has been disclosed pursuant to requirements of a governmental agency, a law, or an order of a court having competent jurisdiction. The Parties hereby acknowledge that the unauthorized disclosure or use of such Confidential Information could cause irreparable harm and significant injury, the extent of which may be difficult or impossible to ascertain. Accordingly, the Parties agree that each shall have the right to seek an immediate injunction enjoining any breach of this Article 6. The Parties recognize and agree that nothing contained in this Agreement shall be construed as granting any rights, by way of license or otherwise, to any Confidential Information disclosed pursuant to this Agreement. All analyses, compilations, studies and other documents which are prepared for the internal use of a Party and which reflect any of the Confidential Information will be kept confidential to the same extent as the Confidential Information.

                                    ARTICLE 7
                                    CONFLICTS

         ARO acknowledges that BDSI or its affiliates (other than ARO) may own, manage and operate additional oil and gas properties and interest in the future that may compete with ARO's business. Specifically, BDSI or its affiliates (other than ARO) may own or acquire interest in the oil and gas properties comprising ARO's assets or in oil and gas properties adjacent to or in the vicinity of ARO's assets. ARO acknowledges and agrees that neither BDSI or its affiliates shall have no liability or accountability to ARO for any such competing activities or interests or any profits or value generated therefrom.

                                    ARTICLE 8
                                ACCESS AND AUDIT

         8.1 BOOKS AND RECORDS. All books, records, files, data and other information relating to ARO's assets or the operation of this Agreement shall be available for inspection by ARO and its employees and agents during normal business hours on three (3) Business Days prior notice; provided, however, to the extent possible, BDSI shall provide ARO's employees with inspection rights for less substantial reviews upon receipt of reasonable notice.

         8.2 RIGHT TO AUDIT. ARO by itself or through its appointed representatives shall have the right to audit the above mentioned books and records not more than once per year on sixty (60) days prior notice and for twenty four (24) months after the termination of this Agreement.

         8.3 MAINTENANCE OF RECORDS. BDSI shall maintain and make available for the purposes of audit all books and records of account and supporting documentation for a period of at least twenty four (24) months following the end of the year to which they relate. Thereafter they shall be presumed to be correct save to the extent that exceptions have been raised by ARO as a result of any audit. In the event of any dispute, the Parties shall agree on the appointment of an independent, nationally recognized firm of accountants who shall be appointed to adjudicate the dispute and whose decision shall be final and binding in the absence of manifest error. In connection with any such dispute, the unsuccessful Party shall be responsible for all third Party costs incurred with respect to such adjudication and each Party shall be responsible for their own costs incurred in connection with the adjudication of such dispute.

                                    ARTICLE 9
                          RELATIONSHIPS OF THE PARTIES

         9.1 RELATIONSHIPS. BDSI shall perform its duties hereunder as an independent contractor and it is expressly agreed that this Agreement shall not create a partnership, joint venture or association. This Agreement shall not impose a fiduciary duty, or any other heightened standard, upon BDSI in the performance of its duties hereunder. All matters pertaining to the employment, supervision, compensation, promotion and discharge of any employees or personnel of BDSI are the responsibility of BDSI, which is in all respects the employer of such employees. All such employment arrangements are solely BDSI's concern and ARO shall have no liability with respect thereto.

         9.2 TAXATION. This Agreement is not intended to create, and shall not be construed to create, a relationship, a partnership, or an association for profit between or among the Parties. Notwithstanding any provisions herein that the rights and liabilities hereunder are several and not joint or collective, or that this Agreement and operations hereunder shall not constitute a partnership, if for federal income tax purposes, this Agreement and the operation hereunder are regarded as a partnership, each Party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K", Chapter 1, Subtitle "A", of the Internal Revenue Code of 1986, as amended (the "Code"), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. BDSI is authorized and directed to execute on behalf of each Party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service ("IRS"), including, specifically, but not by way of limitation, all of the returns, statements, and the data required by Federal Regulation 1.761(2). Should there be any requirements that each Party hereby affected give further evidence of this election, each such Party shall execute such documents and furnish such other evidence as may be required by the IRS or as may be necessary to evidence this election. No Party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the State or States in which the area covered by this Agreement is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K", Chapter 1, Subtitle "A", of the Code, under which an election similar to that provided by
Section 761 of the Code is permitted, each Party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each Party states that the income derived by such Party from operations hereunder can be adequately determined without the computation of partnership taxable income.

                                   ARTICLE 10
                          REPRESENTATION AND WARRANTIES

         10.1 REPRESENTATION AND WARRANTIES OF BDSI. BDSI agrees and represents and warrants to ARO as follows:

                  (a) Organization. BDSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Authority and Conflicts. BDSI has full corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by BDSI does not, and the consummation of the transactions contemplated by this Agreement shall not, (i) violate or be in conflict with, or require the consent of any person or entity under, any provision of BDSI's Certificate of Incorporation or other governing documents, (ii) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both, would constitute a default) under, or require any consent, authorization or approval under any agreement or instrument to which BDSI is a Party or is bound, or
         (iii) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to BDSI.

                  (c) Authorization. The execution and delivery of this Agreement have been and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite corporate action on the part of BDSI.

                  (d) Enforceability. This Agreement has been duly executed and delivered on behalf of BDSI, and constitutes a legal, valid and binding obligation of BDSI enforceable in accordance with its terms, except as enforceability may be limited by Enforceability Limitations.

         10.2 REPRESENTATIONS AND WARRANTIES OF ARO. ARO represents and warrants to BDSI as follows:

                  (a) Organization. ARO is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in and is in good standing under the laws of each other state in which ARO's assets are located.

                  (b) Authority and Conflicts. ARO has full corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by ARO does not, and the consummation of the transactions contemplated by this Agreement shall not, (i) violate or be in conflict with, or require the consent of any person or entity under, any provision of ARO's Certificate of Incorporation or other governing documents, (ii) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both would constitute a default) under, or require any consent, authorization or approval under any agreement or instrument to which ARO is a Party that affects ARO's assets, or (iii) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to ARO.

                  (c) Authorization. The execution and delivery of this Agreement have been, and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite corporate action on the part of ARO.

                  (d) Enforceability. This Agreement has been duly executed and delivered on behalf of ARO and constitutes the legal, valid and binding obligation of ARO enforceable in accordance with its terms, except as enforceability may be limited by Enforceability Limitations.

                  (e) Compliance with Law and Permits. To the best of ARO's knowledge except as disclosed in the Investment Agreement, ARO and its assets are in compliance with the provisions and requirements of all laws, rules, regulations, ordinances, orders, decisions and decrees of all governmental authorities having jurisdiction with respect to its assets or the ownership or operation of any thereof. To the best of ARO's knowledge, except as disclosed in the Investment Agreement, all necessary governmental permits, licenses, approvals, consents, certificates and other authorizations with regard to the ownership of its assets have been obtained and maintained in effect and no violations exist or have been recorded in respect of such permits, licenses, approvals, consents, certificates or authorizations. To the best of ARO's knowledge, except as disclosed in the Investment Agreement, none of the documents or materials filed with or furnished to any governmental authority with respect to its assets or the ownership thereof contains any untrue statement of a material fact or omits any statement of a material fact necessary to make the statements therein not misleading.

                                   ARTICLE 11
                                      TERM

         11.1 TERM. Unless sooner terminated pursuant to this Section 11.1, this Agreement shall be effective as of the Commencement Date and shall continue in force for the remainder of 1999 and all of 2000 and shall continue thereafter for each subsequent calendar year on a year-to-year basis (each calendar year beginning with 1999 being an "Agreement Year") until terminated by either BDSI or ARO by providing written notice of such termination thirty (30) days prior to the end of an Agreement Year. This Agreement shall terminate at the close of business on the last day (the "Termination Date") of the Agreement Year in which proper notice of termination was given by either Party hereto. In addition, in the event either BDSI or ARO fails to comply with any of the terms and conditions of this Agreement or breaches any representation contained herein and such failure or breach continues for ten (10) days after the delivery of written notice, the defaulting party will be liable for any and all costs, expenses, losses or liabilities sustained or incurred by the non-defaulting party. Notwithstanding any termination of this Agreement, BDSI and ARO expressly agree that all provisions of this Agreement that contemplate performance after the expiration or earlier termination hereof shall survive such expiration or earlier termination of this Agreement.

         11.2 HOLD OVER. Notwithstanding the terms of Section 12.1 above, if ARO desires it and ARO notifies BDSI in writing of such desire at least fifteen (15) days prior to the scheduled Termination Date, then this Agreement shall be extended and not terminated for a period of up to six (6) calendar months in order to allow ARO to identify and contract with a replacement service provider. During such hold over period, all of the provisions of this Agreement shall apply in a manner modified to be consistent with such shortened Agreement Year; provided, however, BDSI shall be entitled to receive an upwards adjustment of the Management Fee of not less than ten percent (10%) should such period of the extension of this Agreement exceed three (3) calendar months.

                                   ARTICLE 12
                                     NOTICES

         All notices required or permitted under this Agreement shall be in writing and, (i) if by air courier, shall be deemed to have been given one (1) Business Day after the date deposited with a recognized carrier of overnight mail, with all freight or other charges prepaid, (ii) if by telegram, shall be deemed to have been given one Business Day after delivered to the wire service,
(iii) if by telex, provided an answer back is received, shall be deemed to have been given when sent, (iv) if mailed, shall be deemed to have been given three
(3) Business Days after the date when sent by registered or certified mail, postage prepaid, and (v) if sent by telecopier, shall be deemed to have been given when sent, addressed as follows:

                  ARO:              American Resources Offshore, Inc.
                                    160 Morgan Street
                                    Versailles, Kentucky 40383
                                    Attention:       President
                                    Telecopier:      (606) 873-4689

                  BDSI:             Blue Dolphin Services, Inc.
                                    801 Travis, Suite 2100
                                    Houston, Texas 77002
                                    Attention:    G. Brian Lloyd, Vice President
                                    Telecopier:   (713) 227-7626

         Either Party to this Agreement may change the address provided for above by notifying the other Party in writing at least thirty (30) days prior to the date such address change shall become effective.

                                   ARTICLE 13
                                     GENERAL

         13.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY PRINCIPLES OR CONFLICTS OR LAWS.

         13.2 ASSIGNMENT. No assignment of this Agreement or any of the rights or obligations set forth herein by either Party shall be valid without the specific written consent of the other Party.

         13.3 INTEGRATION. This Agreement, the Exhibits hereto and the other agreements to be entered into by the Parties under the provisions of this Agreement, if any, set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated hereby and supersede all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof.

         13.4 WAIVER OR MODIFICATION. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by a duly authorized officer of BDSI and ARO, or, in the case of a waiver or consent, by or on behalf of the Party or Parties waiving compliance or giving such consent. The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any Party of any condition, or of any breach of any covenant, agreement, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other covenant, agreement, representation or warranty.

         13.5 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

         13.6 FORCE MAJEURE. The Parties hereto shall be excused for failure to perform the respective obligations hereunder (other than a failure relating to payment obligations imposed hereunder) to the extent that such failure is directly or indirectly caused by an occurrence commonly known as force majeure, including, without limitation, delays arising from fire, earthquake, flood or other acts of God, acts or orders of a government, agency or instrumentality thereof, acts of a public enemy, riots, embargoes, strikes or other consorted acts of workers, casualties or accidents, failure or delay in deliveries or materials or transportation, shortages of labor or materials, communications failure or any other causes, circumstances or contingencies, that are beyond the reasonable control of the Party unable to perform. The Party claiming a force majeure event shall, to the extent reasonably possible, remedy such force majeure event with all reasonable dispatch.

         13.7 MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         13.8 DISPUTE RESOLUTION. All disputes among BDSI and ARO arising out of any matters which are the subject of this Agreement shall be resolved through the mediation and binding arbitration procedure set forth in Exhibit A. Compliance with this Section 14.8 and the procedures set forth in Exhibit A shall constitute a condition precedent to either Party seeking judicial enforcement of any provisions of this Agreement. The Parties agree that the provisions of Exhibit A are a severable, independent arbitration agreement separately enforceable from the remainder of this Agreement.



         EXECUTED as of the date first set forth above.

                                        AMERICAN RESOURCES OFFSHORE, INC.


                                        By:
                                           ------------------------------------
                                        Printed Name:
                                                     --------------------------
                                        Title:
                                              ---------------------------------



                                        BLUE DOLPHIN SERVICES, INC.


                                        By:
                                           ------------------------------------
                                        Printed Name:
                                                     --------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT A

                         ATTACHED TO AND MADE A PART OF
                MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT
                          DATED ________________, 1999,
    BETWEEN BLUE DOLPHIN SERVICES, INC. AND AMERICAN RESOURCES OFFSHORE, INC.

                          DISPUTE RESOLUTION PROCEDURES

Upon the occurrence of any dispute between BDSI and ARO in connection with their rights and obligations under this Agreement, BDSI and ARO will first attempt in good faith to resolve all disputes by negotiations between management level persons who have authority to settle the controversy. If either Party believes further negotiations are futile, such Party may initiate mediation by so notifying the other Party in writing. Both Parties shall then attempt in good faith to resolve the dispute by mediation in Houston, Texas, employing management level persons with authority to settle the dispute, in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes, as such procedure may be modified by agreement of the Parties. If the dispute has not been resolved pursuant to mediation within sixty (60) days after initiating the mediation process, the dispute shall be finally resolved through binding arbitration, as follows:

(1) If any dispute or controversy shall arise between the Parties out of this Agreement, the alleged breach thereof or any tort in connection therewith, or out of the refusal to perform the whole or any part thereof, and the Parties shall be unable to agree with respect to the matter or matters in dispute or controversy, the same shall be submitted to arbitration before a panel of arbitrators in accordance with the Texas General Arbitration Act, V.A.C.S. art. 224, et. seq. and the provisions of this Exhibit A. The panel of arbitrators shall be chosen as follows: Upon the written demand of either Party and within ten (10) working days from the date of such demand, each Party shall name an arbitrator and these two so named shall promptly thereafter choose a third. If either Party shall fail to name an arbitrator within ten (10) working days from such demand, the other Party shall name the second arbitrator as well as the first, or if the two arbitrators shall fail within ten (10) working days from their appointment to agree upon and appoint the third arbitrator, then upon written application by either Party such third arbitrator may be appointed by the senior Judge in active service of the United States District Court for the Southern District of Texas; and if said Judge shall fail to act, then such third arbitrator shall be appointed by the President of the Center for Public Resources, Inc. The arbitrators selected to act hereunder shall be qualified by education, experience, and training to pass upon the particular matter or matters in dispute.

(2) The panel of arbitrators so chosen shall proceed promptly to hear and determine the matter or matters in dispute, after giving the Parties due notice of hearing and a reasonable opportunity to be heard. The procedure of the arbitration proceedings shall be in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, as may be modified by the panel of arbitrators. Unless otherwise determined by the arbitrators, the hearing and presentations of the Parties shall not exceed two days cumulative. The location of all arbitration proceedings hereunder shall be Houston, Texas, unless the panel of arbitrators determines that another venue is more appropriate. The award of the

                                Exhibit A, Page 1
         panel of arbitrators or a majority thereof shall be made within forty-five (45) days after the appointment of the third arbitrator, subject to any reasonable delay due to unforeseen circumstances. In the event of the panel or a majority thereof failing to make an award within sixty (60) days after the appointment of the third arbitrator, new arbitrators may at the election of either Party be chosen in like manner as if none had been previously selected.

(3) The award of the arbitrators, or a majority thereof, shall be in writing and shall be final and binding on the Parties as to the question or questions submitted, and the Parties shall abide by such award and perform the conditions thereof. The award of the arbitrators shall be based on the applicable law and facts, the merits of the Parties' positions in the controversy or dispute, and the arbitrators' assessment of the fairness and reasonableness of any settlement proposal of any Party. The award shall not provide or create any rights or benefits in any person or entity which is not a Party to this Agreement, as this Agreement and any arbitration thereunder shall not be construed as a third Party beneficiary contract. Unless otherwise determined by the arbitrators, all expenses in connection with such arbitration shall be divided equally between the Parties thereto, except that the expenses of counsel, witnesses, and employees of each Party shall be borne solely by the Party incurring them, and the compensation of any arbitrator named by a Party shall be borne solely by such Party; provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses and attorney's fees of such court proceedings.

(4) The arbitrators shall not be required to explain reasons for the award, but may do so. No transcript or other recording shall be made of the arbitration proceedings. Except (i) in connection with a suit for enforcement of the award, (ii) as required by law, court order or regulation, (iii) when reasonably necessary to explain the terms and conditions of the award to outside attorneys, auditors, and insurers, or (iv) as part of good faith compliance with disclosure obligations under applicable law, the arbitration proceedings, the award, and the Parties' actions in connection with the arbitration are confidential and shall not be disclosed to third Parties, and no disclosure of or reference to the arbitration, the award, or of the Parties' statements or actions in connection with the arbitration shall be made to any third Party. All offers, promises, conduct, statements, and evidence, whether oral or written, made in the course of the arbitration by any of the Parties, their agents, employees, experts, or attorneys are confidential. Such offers, promises, conduct, statements, and evidence shall be considered inadmissible under Rule 408 of the Federal Rules of Evidence and any similar state provisions, and shall be inadmissible for any purpose, including impeachment. However, evidence that is otherwise admissible shall not be rendered inadmissible as a result of its use in the arbitration.

(5) The award of the panel of arbitrators and the obligation to abide by same and perform the conditions thereof shall be enforceable in the state district courts in Harris County, Texas, or in any federal court having jurisdiction. Each Party shall bear its own attorneys' fees in connection with any appeal or enforcement of an arbitration award, or in any other court litigation arising out of this Agreement.


                                Exhibit A, Page 2

(6) The provisions of this Exhibit A shall not limit the obligation of a Party to defend, indemnify of hold harmless the other Party against court proceedings or other claims, losses, damages or expenses as provided in Article 5 of the Management and Administrative Services Agreement to which this Agreement is attached as Exhibit B.



                                Exhibit A, Page 3

                                   APPENDIX E

                              CONSULTING AGREEMENT

                                                               EXECUTION VERSION

                              CONSULTING AGREEMENT

     This Consulting Agreement (this "Agreement"), is entered into as of the 30th day of July, 1999, by and between American Resources Offshore, Inc., a Delaware corporation, ("ARO") and MAP II, L.L.C., a Kentucky limited liability company ("Consultant"). ARO and Consultant may be referred to herein as collectively, the "Parties" or individually as a "Party".

                                    RECITALS:

     A. As a condition to closing the transactions between ARO and Blue Dolphin Exploration Company pursuant to that certain Investment Agreement dated effective as of July, 1999, (the "Investment Agreement"), ARO has agreed to enter into a consulting agreement with Consultant.

     B. The Parties desire to enter into an agreement setting forth the terms and conditions under which Consultant will provide services to ARO in fulfillment of the conditions of the Investment Agreement.

     NOW, THEREFORE, for and in consideration of these premises and of the mutual covenants and agreements set out herein, the Parties agree as follows:

                                  AGREEMENTS:

     1. Services as a Consultant. ARO does hereby agree to employ, and Consultant agrees to provide, the services of Consultant, such services to be performed in the capacity of a consulting representative in connection with the ongoing business of ARO. The services to be provided by Consultant to ARO pursuant to this Agreement shall include the following:

          (a) Advising and consulting with ARO from time to time as reasonably requested by ARO or its duly authorized representatives in connection with the ongoing operations and development of the business of ARO;

          (b) Advising and consulting with ARO in the preparation of filings required with the Securities and Exchange Commission;

          (c) Advising and consulting with ARO in connection with all financial reporting;

          (d) Advising and consulting with ARO in connection with the conduct of audits of ARO by ARO's auditors; and

          (e) Make available, from time to time and with reasonable notice, the services of Rick Avare, David Stetson, Ralph Curry and Karen Underwood in connection with the consulting services provided for in (a)-(d) above. Notwithstanding the foregoing, if any of the above referenced individuals
     (i) terminates his or her employment with consultant or (ii) dies or becomes incapacitated rendering such individual unable to perform the services, this Agreement shall not be terminated and the compensation provided for in paragraph 4 below shall not be reduced by ARO so long as the services can be and are performed by any one of the individuals specified.

     2. No Management Responsibility. Consultant assumes no responsibility under this Agreement other than to render the consulting services provided for herein in good faith. This Agreement does not delegate to Consultant any management responsibility or decision-making powers with respect to ARO.

     3. Term. This Agreement shall commence upon the closing of the transactions contemplated by the Investment Agreement and shall continue until February 28, 2001 (the "Term of Employment") unless sooner terminated pursuant to the provisions of this Agreement.

     4. Compensation. ARO shall pay to Consultant during the term of this Agreement a fee of $35,000 per month for services rendered pursuant to this Agreement by Consultant. In the event the term of this Agreement commences after the first day of any month, the compensation to be paid to Consultant for the partial month shall be proportionately reduced. Consultant shall not participate in any group health, accident and life insurance plans, or any pension or other benefit plan sponsored by ARO. In performing the consulting services, Consultant shall not be required to incur any out-of-pocket expenses unless ARO has agreed to reimburse Consultant for each out-of-pocket expense.

     5. Non-Exclusive Services. Consultant and ARO agree that the services provided hereunder are not being provided on a "full time" basis and that, during the term of this Agreement, Consultant shall be free to do any work, perform any services, or serve as a consultant for a third party unless such activity would cause or be a conflict of interest with ARO.

     6. Confidentiality. Consultant recognizes that during the term of this Agreement, Consultant may have access to confidential and proprietary information and trade secrets of ARO. Consultant agrees that he will not divulge, distribute or disseminate any such information to any third party during the term of this Agreement or for any period thereafter.

     7. Personal Services Contract. Consultant acknowledges and agrees that this Agreement is a personal services contract and may not be assigned by Consultant.

     8. Termination. This Agreement may be terminated prior to the end of the Term of Employment as follows:

          (a)  By the Parties upon the mutual written consent of both Parties;

          (b) By ARO if Consultant (i) breaches any covenant, term or condition contained in this Agreement (ii) commits an act of theft, fraud or dishonesty against ARO or (iii) fails or refuses to perform the services to be provided by Consultant pursuant to this Agreement;

          (c) By Consultant if ARO breaches any covenant, term or condition of this Agreement; and

          (d)  Pursuant to the terms of paragraph 4 above.

     If this Agreement is terminated pursuant to (a), (b) or (c) above, any obligations of ARO to pay consulting fees to Consultant as provided herein, shall terminate effective as of the date of termination of this Agreement, said fees to be prorated through the date of termination. If Consultant terminates this Agreement pursuant (c) above, Consultant shall be entitled to the fees that would be due to Consultant during the remainder of the term of this Agreement, if, and only if, the breach of this Agreement by ARO which has occurred giving rise to Consultant's termination pursuant to (c) above is the non-payment of fees or expenses to which Consultant is entitled and such breach has continued for a period of ninety (90) consecutive days.

          9.   Miscellaneous.

               9.1 Independent Contractor. Nothing contained in this Agreement shall be construed to as a partnership agreement and Consultant shall not be deemed to be an employee or agent of ARO. Neither Party has any authority to bind the other in any respect, it being intended that Consultant is an independent contractor responsible for his own actions.

               9.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. ARO AND CONSULTANT AGREE THAT IN THE EVENT OF A DISPUTE ARISING BETWEEN THE PARTIES, THE PARTIES AGREE TO SUBJECT THEMSELVES TO THE JURISDICTION OF THE DISTRICT COURTS OF HARRIS COUNTY, TEXAS, AND THE FEDERAL DISTRICT COURTS FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION.

               9.3 Modifications. No provision of this Agreement may be changed or modified, except by written agreement signed by the Parties.

               9.4 Legal Compliance. Consultant agrees to abide by all applicable laws and regulations, both state and federal, in the performance of his duties pursuant to this Agreement.

               9.5 Entire Agreement. This Agreement contains the entire understanding of the Parties in connection with the subject matter hereof and supersedes all previous verbal or written agreements.

               9.6 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be considered to have been given if sent by certified mail to Consultant at:

                     MAP II, L.L.C.
                     1532 Lakewood Drive
                     Lexington, Kentucky 40502

and to ARO at:

                     American Resources Offshore, Inc.
                     c/o Blue Dolphin Services, Inc.
                     801 Travis, Suite 2100
                     Houston, Texas 77002
                     Attention: John P. Atwood
                     Telecopier: (713) 227-7626

               9.7 Invalidity. If any of the provisions of this Agreement shall be held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provisions and to this end, the provisions of this Agreement are intended to be and shall be deemed severable.

               9.8 Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

     IN WITNESS THEREOF, this Agreement has been executed as of the date first written above.

                                        AMERICAN RESOURCES OFFSHORE, INC.

                                        By: /s/ David Stetson
                                            ------------------------------------
                                        Printed Name: David Stetson
                                                      --------------------------
                                        Title: V.P. & General Counsel
                                               ---------------------------------

                                        MAP II, L.L.C.

                                        By: /s/ Rick G. Avare
                                            ------------------------------------
                                        Printed Name: Rick G. Avare
                                                      --------------------------
                                        Title: Administrative Member
                                               ---------------------------------

     The undersigned hereby executes this Agreement for the sole purpose of guaranteeing the payments to be made by ARO to Consultant as provided in paragraph 4.

                                        BLUE DOLPHIN EXPLORATION COMPANY

                                        /s/ John P. Atwood
                                        ----------------------------------------
                                        John P. Atwood, Vice President
                                        ----------------------------------------
                                        Finance & Corporate Development
                                        ----------------------------------------

(FRONT SIDE OF PROXY CARD)

PROXY                   AMERICAN RESOURCES OFFSHORE, INC.                 PROXY

         PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
  1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, DECEMBER 1, 1999


         The undersigned stockholder of American Resources Offshore, Inc., a Delaware corporation (the "Company"), hereby appoints Rick G. Avare and David J. Stetson, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to vote all of the shares of Common Stock, par value $.00001 per share, and Series 1993 8% Convertible Preferred Stock, par value $12.00 per share, of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott Griffin Gate Resort, 1800 Newton Pike, Lexington, Kentucky 40511 on December 1, 1999 at 4:00 p.m., Lexington time, and at any adjournments thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE PROPOSALS AND FOR THE ELECTION OF THE NOMINEES SET FORTH ON THE REVERSE AS DIRECTORS.

THIS PROXY IS TO BE VOTED AS DIRECTED. IN THE ABSENCE OF SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS, FOR THE ELECTION OF IVAR SIEM, MICHAEL J. JACOBSON, JOHN P. ATWOOD, ANDREW R. AGOSTO AND DOUGLAS L. HAWTHORNE AS DIRECTORS FOR A ONE YEAR TERM COMMENCING UPON CLOSING OF THE INVESTMENT AGREEMENT AND FOR THE ELECTION OF LEONARD K. NAVE, LEN ALDRIDGE AND ROBERT L. MCINTYRE AS DIRECTORS FOR A THREE YEAR TERM OR UNTIL THE CLOSING OF THE INVESTMENT AGREEMENT, WHICH EVER OCCURS FIRST.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE


                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        AMERICAN RESOURCES OFFSHORE, INC.

                                DECEMBER 1, 1999

(REVERSE SIDE OF PROXY CARD)

A |X| PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1. Approval of the Investment Agreement under which we will sell to Blue Dolphin Exploration Company a number of shares of our common stock equal to 75% of the combined voting power of all of our outstanding voting securities after the issuance of the shares to Blue Dolphin Exploration Company.

                 FOR                   AGAINST                  ABSTAIN
                 [ ]                     [ ]                      [ ]

2. Approval of the Purchase and Sale Agreement under which we will sell to Fidelity Oil Holdings, Inc. an undivided 80% of our interest in all of our assets in the Gulf of Mexico.

                 FOR                   AGAINST                  ABSTAIN
                 [ ]                     [ ]                      [ ]

3. Ratification of the sale of substantially all of our Appalachian oil and gas properties and operations formerly owned by our subsidiary, Southern Gas Co. of Delaware, Inc., to Nami Resources Company L.L.C.

                 FOR                   AGAINST                  ABSTAIN
                 [ ]                     [ ]                      [ ]

4. Ratification of the sale of the stock of our wholly-owned subsidiary that formerly owned our Appalachian assets, Southern Gas Co. of Delaware, Inc., to Southern Gas Holding
         LLC which is controlled by Leonard K. Nave who is one of our directors.

                 FOR                   AGAINST                  ABSTAIN
                 [ ]                     [ ]                      [ ]

5.       Approval of an amendment to the Company's Amended and Restated
         Certificate of Incorporation to increase the number of shares of common stock that we are entitled to issue from 50,000,000 to 70,000,000 shares.

                 FOR                   AGAINST                  ABSTAIN
                 [ ]                     [ ]                      [ ]

6. If Proposal 1 is approved, to eliminate Article Eleven of our Amended and Restated Certificate of Incorporation effective with the closing of the Investment Agreement to end the classification of our board of directors.

                 FOR                   AGAINST                  ABSTAIN
                 [ ]                     [ ]                      [ ]

                           FOR (except as                WITHHOLD          Nominees:         Ivar Siem
                           marked to the                   VOTE                              Michael J. Jacobson
                           contrary below)                                                   John P. Atwood
7.       Election of            [ ]                         [ ]                              Andrew R. Agosto
         Directors                                                                           Douglas L. Hawthorne




If Proposals 1 and 6 are approved, the above nominees, if elected, will serve for a one year term commencing upon closing of the Investment Agreement.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)

--------------------------------------------------------------------------------

                           FOR (except as                WITHHOLD          Nominees:         Leonard K. Nave
                           marked to the                   VOTE                              Len Aldridge
                           contrary below)                                                   Robert L. McIntyre
8.       Election of           [ ]                         [ ]
         Directors

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)

--------------------------------------------------------------------------------

The above nominees, if elected, will serve for a three year term or until the closing of the Investment Agreement, which ever occurs first.

9. Ratification of the selection of Ernst & Young LLP to serve as independent auditors for the year ending December 31, 1999.

                  FOR                   AGAINST                  ABSTAIN
                  [ ]                     [ ]                      [ ]


10. As such proxies may in their discretion determine upon such other matters (including procedural and other matters relating to the conduct of the meeting), as may properly be presented to the annual meeting and any adjournments or postponements thereof.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED STAMPED ENVELOPE.


Signature(s) of Stockholder ___________________________________________________

Dated this ____ day of _____________, 1999


Note: Please sign exactly as your name appears on your stock certificate. When signing as executor, administrator, trustee or other representative, please give your full title. All joint owners should sign.



                                        2